UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	April 30
Date of reporting period:	April 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following two annual reports to shareholders, including eighteen funds, for the period ended April 30, 2022:

•Multifactor ETF

Multifactor Consumer Discretionary ETF

Multifactor Consumer Staples ETF

Multifactor Developed International ETF

Multifactor Emerging Markets ETF

Multifactor Energy ETF

Multifactor Financials ETF

Multifactor Healthcare ETF

Multifactor Industrials ETF

Multifactor Large Cap ETF

Multifactor Materials ETF

Multifactor Media and Communications ETF

Multifactor Mid Cap ETF

Multifactor Small Cap ETF

Multifactor Technology ETF

Multifactor Utilities ETF

•Fixed Income ETF

Corporate Bond ETF

Mortgage-Backed Securities ETF Preferred Income ETF

Annual report
John Hancock
ETFs
Multifactor
April 30, 2022

A message to shareholders
Dear shareholder,
Although global equities performed quite well through mid-November, the major world indexes nonetheless finished the 12 months ended April 30, 2022, in negative territory. The initial gains reflected the backdrop of steady economic growth, robust corporate earnings, and supportive central bank policy that was in place throughout most of 2021. The picture changed in late November, however, as rising inflation prompted the U.S. Federal Reserve and other central banks to announce plans to tighten monetary policy. The conflict between Russia and Ukraine in February 2022 further weighed on sentiment by fueling fears that inflation could accelerate even more quickly than expected.
While stocks experienced a relief rally in the second half of March, the leading indexes gave back all of the gains in April and ultimately finished the month at or near their lows for the period. Growth stocks were especially poor performers, while the value style held up better due in part to the heavy representation of commodity-related companies in the category. Emerging-market equities were a notable laggard at the regional level, while the United States and Canada outperformed.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multifactor ETFs

2	Multifactor exchange-traded funds (ETFs) at a glance
3	Management’s discussion of fund performance
8	Multifactor Consumer Discretionary ETF
9	Multifactor Consumer Staples ETF
10	Multifactor Developed International ETF
11	Multifactor Emerging Markets ETF
12	Multifactor Energy ETF
13	Multifactor Financials ETF
14	Multifactor Healthcare ETF
15	Multifactor Industrials ETF
16	Multifactor Large Cap ETF
17	Multifactor Materials ETF
18	Multifactor Media and Communications ETF
19	Multifactor Mid Cap ETF
20	Multifactor Small Cap ETF
21	Multifactor Technology ETF
22	Multifactor Utilities ETF
23	Your expenses
25	Fund’s investments
78	Financial statements
91	Financial highlights
99	Notes to financial statements
113	Report of independent registered public accounting firm
114	Tax information
115	Statement regarding liquidity risk management
116	Trustees and Officers
119	More information
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	1

Multifactor exchange-traded funds (ETFs) at a glance
Many traditional indexes and index funds are weighted by market capitalization, a bias that can expose investors to certain risks and potentially reduce returns. Strategic beta strategies such as John Hancock Multifactor ETFs offer a different approach. Each ETF seeks to improve on cap-weighted strategies by tracking an index that combines active management insight with the discipline of a rules based approach.
STRATEGIC BETA1: STRIKING A BALANCE BETWEEN ACTIVE AND PASSIVE INVESTING

PHILOSOPHY BACKING INDEX DESIGN

According to Dimensional Fund Advisors, subadvisor for all John Hancock Multifactor ETFs, there are four key factors that drive higher expected returns, and these factors guide Dimensional’s index construction and semiannual reconstitution.
Market
Equity premium—stocks over bonds
Company size
Small-cap premium—small company stocks over large company stocks
Relative price2
Value premium—value stocks over growth stocks
Profitability3
Profitability premium—stocks of highly profitable companies over stocks of less profitable companies
To be considered a true factor, a premium must be sensible, persistent across time periods, pervasive across markets, robust in data, and cost effective.
WHY MULTIFACTOR?

Individual factors can be volatile: there’s no telling which will be the best performing from year to year. Adopting a multifactor approach is one way investors can pursue more consistent—and more attractive—risk-adjusted returns.
1 Strategic beta (also known as smart beta) defines a set of investment strategies that seek to improve on traditional market-capitalization weighted indexes in order to lower risk and achieve better diversification.
2 Relative price as measured by the price-to-book ratio; value stocks are those with lower price-to-book ratios.
3 Profitability is a measure of current profitability, based on information from individual companies’ income statements.
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Discussion of fund performance
Could you tell us about your investment philosophy and how it drives the composition of the ETFs you manage?
We’ve identified four characteristics, or dimensions, of expected returns that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns. These dimensions are the overall market, company size, relative price, and profitability.
The overall market dimension reflects the excess return over the risk-free rate, which is typically measured by short-term U.S. Treasury bills, that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.
The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.
The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks—as measured, for instance, by their price-to-book ratios—in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.
Finally, the profitability dimension provides a way to discern differences in expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.
Relative to a cap-weighted measure of the market, we believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach. The indexes developed for John Hancock Multifactor ETFs are designed to capture these dimensions over time, and the funds are, in turn, designed to track their respective indexes.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. We integrate these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.
What drives changes to the composition of the funds?
Changes are made to the funds as a result of regularly scheduled reconstitutions, a semiannual process by which the list of stocks and their weights in each index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that the indexes that the funds track maintain their intended exposure to the dimensions of expected returns. In addition, we impose a maximum issuer cap in each index at the time of reconstitution to control stock-specific risk.
How did the broad equity market perform during the 12 months ended April 30, 2022?
The U.S. market had mixed returns for the period but outperformed both developed and emerging markets. Along the market capitalization dimension, U.S. small caps underperformed large caps, while mid caps outperformed small caps and underperformed large caps. Along the relative price dimension, U.S. large-cap value stocks outperformed large-cap growth stocks and U.S. small-cap value outperformed small-cap growth. Along the profitability dimension, stocks with higher profitability outperformed stocks with lower profitability among both large and small caps.
Most developed and emerging-market currencies depreciated relative to the U.S. dollar, and currency movements had a negative impact on the U.S. dollar-denominated returns of the respective markets.
JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF (JHMC)
On a NAV basis, the fund outperformed the Russell 1000 Consumer Discretionary Index, a cap-weighted benchmark used as a proxy for the consumer discretionary sector of the U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed. The fund’s focus on the consumer discretionary sector also contributed positively to relative performance as stocks held by the index outside of the consumer discretionary sector underperformed.
Compared with its benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund’s largest industry exposures were to specialty retail, and hotels, restaurants, and leisure. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	3

included increased weights in Lululemon Athletica, Inc. and decreased weights in Amazon.com, Inc., O’Reilly Automotive, Inc. and Lowe’s Companies, Inc.
JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF (JHMS)
On a NAV basis, the fund underperformed the Russell 1000 Consumer Staples Index, a cap-weighted benchmark used as a proxy for the consumer staples sector of the U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations detracted from relative performance, as these stocks underperformed.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to food products and beverages. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in General Mills, Inc. and The Kroger Company, and decreased weights in Walmart, Inc. and Archer-Daniels-Midland Company. We sold the fund’s position in Walmart prior to period end.
JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF (JHMD)
On a NAV basis, the fund outperformed the MSCI EAFE Index, a cap-weighted benchmark used as a proxy for developed ex-U.S. stock markets. With low relative price (value) stocks outperforming high relative price (growth) stocks, the fund’s emphasis on value stocks contributed positively to relative performance. On a country basis, selection in Japan and Netherlands contributed positively to relative performance.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to industrials, ﬁnancials, and consumer discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in BT Group PLC and Veolia Environnement S.A., and decreased weights in Toyota Motor Corp. and AstraZeneca PLC.
JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF (JHEM)
On a NAV basis, the fund outperformed the MSCI Emerging Markets Index, a cap-weighted benchmark used as a proxy for emerging markets. With low relative price (value) stocks outperforming high relative price (growth) stocks, the fund’s emphasis on value stocks contributed positively to relative performance. On a country basis, the fund’s underweight in China and Russia also contributed to relative performance, as both countries underperformed over the period.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to ﬁnancials, information technology, and materials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included an increased weight in Reliance Industries, Ltd. and decreased weights in NetEase, Inc., Tencent Holdings, Ltd., and Taiwan Semiconductor Manufacturing Company, Ltd.
JOHN HANCOCK MULTIFACTOR ENERGY ETF (JHME)
On a NAV basis, the fund outperformed the Russell 1000 Energy Index, a cap-weighted benchmark used as a proxy for the energy sector of the U.S. stock market. The fund’s emphasis on stocks with higher profitability contributed positively to relative performance, as these stocks outperformed for the period. The fund’s focus on the energy sector also contributed positively to relative performance as stocks held by the index outside of the energy sector underperformed.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to oil, gas, and consumable fuels and energy equipment and services. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Valero Energy Corp. and Baker Hughes Company, and decreased weights in EOG Resources, Inc. and Pioneer Natural Resources Company.
JOHN HANCOCK MULTIFACTOR FINANCIALS ETF (JHMF)
On a NAV basis, the fund underperformed the Russell 1000 Financials Index, a cap-weighted benchmark used as a proxy for the ﬁnancials sector of the U.S. stock market. The fund holds financials sector companies involved in the IT services industry, which aren’t included in the benchmark. The fund’s inclusion of these companies detracted from relative performance, as those stocks generally underperformed other financials sector stocks.
4	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to banks, insurance, and capital markets. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in S&P Global, Inc. and Visa, Inc., and decreased weights in Prudential Financial, Inc. and CME Group, Inc.
JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF (JHMH)
On a NAV basis, the fund underperformed the Russell 1000 Health Care Index, a cap-weighted benchmark used as a proxy for the healthcare sector of the U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations detracted from relative performance, as these stocks underperformed.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to healthcare providers and services, pharmaceuticals, and healthcare equipment and supplies. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Moderna, Inc., Vertex Pharmaceuticals, Inc., and Centene Corp., and a decreased weight in UnitedHealth Group, Inc. .
JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF (JHMI)
On a NAV basis, the fund outperformed the Russell 1000 Industrials Index, a cap-weighted benchmark used as a proxy for the industrials sector of the U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed. The fund’s emphasis on stocks with higher profitability also contributed positively to relative performance, as these stocks outperformed for the period. Additionally, the fund’s focus on the industrials sector contributed positively to relative performance as stocks held by the index outside of the industrials sector underperformed.
Compared with the benchmark, the fund emphasizes stocks with lower relative price, smaller market capitalization, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to machinery and aerospace and defense. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included decreased weights in Trane Technologies PLC, Carrier Global Corp., Paychex, Inc., and Paccar, Inc.
JOHN HANCOCK MULTIFACTOR LARGE CAP ETF (JHML)
On a NAV basis, the fund outperformed the Russell 1000 Index, a cap-weighted benchmark used as a proxy for the broad large-cap U.S. stock market. The fund’s emphasis on stocks with higher profitability contributed positively to relative performance, as these stocks outperformed for the period.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to information technology, healthcare, and financials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Tesla, Inc., Advanced Micro Devices, Inc., and UnitedHealth Group, Inc., and a decreased weight in Amazon.com, Inc.
JOHN HANCOCK MULTIFACTOR MATERIALS ETF (JHMA)
On a NAV basis, the fund underperformed the Russell 1000 Basic Materials Index, a cap-weighted benchmark used as a proxy for the materials sector of the U.S. stock market. The fund’s emphasis on stocks with higher profitability detracted from relative performance, as these stocks underperformed for the period.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to chemicals and metals and mining. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Cleveland-Cliffs, Inc., The Mosaic Company, and CF Industries Holdings, Inc., and a decreased weight in PPG Industries, Inc.
JOHN HANCOCK MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (JHCS)
On a NAV basis, the fund underperformed the Russell 1000 Telecommunications Index, a cap-weighted benchmark used as a proxy for the telecommunication sector of the U.S. stock market. The fund holds companies involved in the media, entertainment, interactive media and services, diversified telecommunication services, and wireless telecommunication services industries. The benchmark contains only companies in the diversified telecommunication services and the wireless telecommunication services industries. The
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	5

fund’s greater exposure to securities outside of the telecommunication services industries detracted from relative performance, as those stocks generally underperformed relative to telecommunication services stocks.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to media and entertainment. Notable changes in composition for the period include increased weights in Verizon Communications, Inc., Paramount Global, and T-Mobile US, Inc., and a decreased weight in Electronic Arts, Inc.
JOHN HANCOCK MULTIFACTOR MID CAP ETF (JHMM)
On a NAV basis, the fund outperformed the Russell Midcap Index, a cap-weighted benchmark used as a proxy for the broad mid-cap U.S. stock market. The fund’s emphasis on stocks with higher profitability contributed positively to relative performance, as these stocks outperformed. With low relative price (value) mid-cap stocks outperforming high relative price (growth) mid-cap stocks, the fund’s greater emphasis on value stocks also contributed positively to relative performance.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to information technology, industrials, and financials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Cleveland-Cliffs, Inc. and Occidental Petroleum Corp., and decreased weights in Palo Alto Networks, Inc. and Pioneer Natural Resources Company. We sold the fund’s positions in Palo Alto Networks and Pioneer Natural Resources prior to period end.
JOHN HANCOCK MULTIFACTOR SMALL CAP ETF (JHSC)
On a NAV basis, the fund outperformed the Russell 2000 Index, a cap-weighted benchmark used as a proxy for the broad small-cap U.S. stock market. The fund’s lesser exposure to stocks with the lowest profitability and highest relative prices contributed positively to relative performance, as those stocks underperformed. Additionally, the fund’s lesser exposure to micro caps contributed positively to relative performance, as micro caps underperformed small caps for the period.
Compared with the benchmark, the fund emphasizes stocks with higher profitability. In absolute terms, the fund’s largest sector exposures were to industrials, financials, and information technology. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Shockwave Medical, Inc. and Euronet Worldwide, Inc., and decreased weights in Regal Rexnord Corp. and Tenet Healthcare Corp. We sold the fund’s positions in Regal Rexnord and Tenet Healthcare prior to period end.
JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF (JHMT)
On a NAV basis, the fund underperformed the Russell 1000 Technology Index, a cap-weighted benchmark used as a proxy for the information technology sector of the U.S. stock market. The fund’s greater emphasis on low relative price (value) stocks detracted from relative performance as these stocks underperformed. The fund’s greater emphasis on stocks with smaller market capitalizations also detracted from relative performance as these stocks underperformed.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, its largest industry exposures were to semiconductors and semiconductor equipment and software. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in NVIDIA Corp., Broadcom, Inc., Advanced Micro Devices, Inc., and Apple, Inc.
JOHN HANCOCK MULTIFACTOR UTILITIES ETF (JHMU)
On a NAV basis, the fund outperformed the Russell 1000 Utilities Index, a cap-weighted benchmark used as a proxy for the utilities sector of the U.S. stock market. The fund’s greater emphasis on low relative price (value) stocks contributed positively to relative performance as these stocks outperformed. The fund’s emphasis on stocks with higher profitability also contributed positively to relative performance, as these stocks outperformed.
Compared with the benchmark, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to electric utilities and multi-utilities. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Exelon Corp. and Consolidated Edison, Inc., and decreased weights in American Electric Power Company, Inc and Sempra Energy.
6	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risk” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop of be maintained by market makers or authorized participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is determined using the bid/ask midpoint at 4 p.m., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
MANAGED BY

Joel P. Schneider
Joseph F. Hohn
Andres Torres
The views expressed in this report are exclusively those of the portfolio management team at Dimensional Fund Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share. A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share. Actual performance data provided for any MSCI IMI indexes in the market performance commentary are net dividends.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	7

Multifactor Consumer Discretionary ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-11.87	11.38	10.79	71.45	96.48
Market price	-11.91	11.32	10.79	70.98	96.47
John Hancock Dimensional Consumer Discretionary Index[2]	-11.54	11.84	11.27	74.96	102.12
Russell 1000 Consumer Discretionary Index[3]	-14.86	13.78	13.77	90.72	133.98

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Consumer Discretionary Index is a rules-based index of U.S. consumer discretionary stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Consumer Discretionary Index comprises securities of the Russell 1000 Index classified in the consumer discretionary sector. Effective 9-21-20, the underlying components of the Russell 1000 Consumer Discretionary Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Specialty retail	25.8
Hotels, restaurants and leisure	21.7
Automobiles	10.1
Textiles, apparel and luxury goods	9.7
Multiline retail	8.5
Internet and direct marketing retail	7.6
Food and staples retailing	4.0
Leisure products	2.6
Household durables	2.5
Distributors	1.9
Other	5.6
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Discretionary ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Tesla, Inc.	6.4
The Home Depot, Inc.	5.2
Amazon.com, Inc.	5.2
Walmart, Inc.	4.0
Target Corp.	3.0
NIKE, Inc., Class B	2.7
McDonald’s Corp.	2.4
Lululemon Athletica, Inc.	2.3
The TJX Companies, Inc.	2.2
Dollar Tree, Inc.	2.2
TOTAL	35.6
The value of a $10,000 investment calculated at market value from inception through period end would be $19,647.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.71
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
8	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Consumer Staples ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	13.01	10.21	9.57	62.57	74.54
Market price	13.01	10.21	9.57	62.56	74.56
John Hancock Dimensional Consumer Staples Index[2]	13.51	10.68	10.05	66.07	79.22
Russell 1000 Consumer Staples Index[3]	15.77	8.54	8.40	50.66	63.48

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Consumer Staples Index is a rules-based index of U.S. consumer staples stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Consumer Staples Index comprises securities of the Russell 1000 Index classified in the consumer staples sector. Effective 9-21-20, the underlying components of the Russell 1000 Consumer Staples Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Food products	33.5
Beverages	20.4
Food and staples retailing	18.7
Household products	15.5
Tobacco	6.5
Chemicals	4.5
Household durables	0.8
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Staples ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
PepsiCo, Inc.	6.1
The Coca-Cola Company	6.0
The Procter & Gamble Company	6.0
Costco Wholesale Corp.	5.9
The Kroger Company	5.0
General Mills, Inc.	4.7
Corteva, Inc.	4.1
Philip Morris International, Inc.	3.9
Tyson Foods, Inc., Class A	3.2
The Hershey Company	3.2
TOTAL	48.1
The value of a $10,000 investment calculated at market value from inception through period end would be $17,456.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.94
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	9

Multifactor Developed International ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-7.45	4.61	5.91	25.29	36.18
Market price	-8.12	4.22	5.70	22.94	34.69
John Hancock Dimensional Developed International Index[2]	-6.94	5.32	6.66	29.61	41.42
MSCI EAFE Index[3]	-8.15	4.77	6.17	26.25	37.95

[1]	From 12-15-16.
[2]	The John Hancock Dimensional Developed International Index is a rules-based index of large-cap stocks in developed markets outside of North America that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
SECTOR COMPOSITION (% of net assets)
Industrials	17.4
Financials	16.3
Consumer discretionary	11.7
Materials	10.3
Health care	10.2
Consumer staples	9.0
Information technology	6.2
Communication services	5.8
Utilities	5.4
Energy	4.3
Real estate	2.3
Short-term investments and other	1.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Developed International ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Nestle SA	1.6
ASML Holding NV	1.1
Roche Holding AG	1.1
Shell PLC	1.0
Novartis AG	0.9
Toyota Motor Corp.	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.8
Novo Nordisk A/S, B Shares	0.8
Cie de Saint-Gobain	0.8
TotalEnergies SE	0.7
TOTAL	9.7
The value of a $10,000 investment calculated at market value from inception through period end would be $13,469.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.43
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Emerging Markets ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	-13.33	3.47	13.04
Market price	-13.65	3.29	12.32
John Hancock Dimensional Emerging Markets Index[2]	-12.55	4.30	16.34
MSCI Emerging Markets Index[3]	-18.33	3.02	11.26

[1]	From 9-27-18.
[2]	The John Hancock Dimensional Emerging Markets Index is a rules-based index of large-cap stocks in emerging markets, which may include frontier markets (emerging markets in an earlier stage of development) that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
SECTOR COMPOSITION (% of net assets)
Financials	24.6
Information technology	17.2
Materials	11.7
Consumer discretionary	10.8
Communication services	9.0
Consumer staples	6.9
Energy	6.0
Industrials	5.3
Health care	3.4
Utilities	3.3
Real estate	1.7
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Emerging Markets ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Samsung Electronics Company, Ltd.	3.7
Taiwan Semiconductor Manufacturing Company, Ltd.	3.6
Tencent Holdings, Ltd.	3.2
Reliance Industries, Ltd.	1.6
Alibaba Group Holding, Ltd., ADR	1.3
HDFC Bank, Ltd.	1.1
China Construction Bank Corp., H Shares	1.1
Infosys, Ltd.	1.0
Vale SA	0.9
Ping An Insurance Group Company of China, Ltd., H Shares	0.9
TOTAL	18.4
The value of a $10,000 investment calculated at market value from inception through period end would be $11,232.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.55
Net (%)	0.49
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	11

Multifactor Energy ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	64.77	5.51	6.27	30.73	44.84
Market price	64.95	5.50	6.29	30.68	45.03
John Hancock Dimensional Energy Index[2]	65.55	5.92	6.70	33.31	48.50
Russell 1000 Energy Index[3]	57.31	6.72	7.20	38.43	52.77

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Energy Index is a rules-based index of U.S. energy stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Energy Index comprises securities of the Russell 1000 Index classified in the energy sector. Effective 9-21-20, the underlying components of the Russell 1000 Energy Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Oil, gas and consumable fuels	88.8
Energy equipment and services	11.0
Short-term investments and other	0.2
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Energy ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Valero Energy Corp.	6.1
Chevron Corp.	6.0
Exxon Mobil Corp.	6.0
Occidental Petroleum Corp.	5.8
ConocoPhillips	5.5
The Williams Companies, Inc.	4.5
EOG Resources, Inc.	4.2
Devon Energy Corp.	4.0
Marathon Oil Corp.	3.8
Kinder Morgan, Inc.	3.8
TOTAL	49.7
The value of a $10,000 investment calculated at market value from inception through period end would be $14,503.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.18
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
12	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Financials ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-5.92	10.03	11.62	61.29	106.36
Market price	-5.94	10.04	11.62	61.31	106.36
John Hancock Dimensional Financials Index[2]	-5.55	10.50	12.11	64.78	112.42
Russell 1000 Financials Index[3]	-3.31	13.03	13.72	84.45	133.35

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Financials Index is a rules-based index of U.S. financial stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Financials Index comprises securities of the Russell 1000 Index classified in the financials sector. Effective 9-21-20, the underlying components of the Russell 1000 Financials Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Banks	26.1
Insurance	25.5
Capital markets	21.5
IT services	12.2
Consumer finance	6.6
Diversified financial services	6.2
Professional services	1.6
Thrifts and mortgage finance	0.2
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Financials ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Berkshire Hathaway, Inc., Class B	4.4
Visa, Inc., Class A	3.8
Mastercard, Inc., Class A	3.5
JPMorgan Chase & Co.	3.3
Bank of America Corp.	2.9
Wells Fargo & Company	2.5
The Travelers Companies, Inc.	2.1
The Allstate Corp.	1.8
The Goldman Sachs Group, Inc.	1.8
Marsh & McLennan Companies, Inc.	1.5
TOTAL	27.6
The value of a $10,000 investment calculated at market value from inception through period end would be $20,636.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.81
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	13

Multifactor Healthcare ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	1.23	12.02	11.40	76.39	103.64
Market price	1.21	11.98	11.40	76.07	103.65
John Hancock Dimensional Healthcare Index[2]	1.61	12.50	11.89	80.22	109.59
Russell 1000 Health Care Index[3]	5.34	13.53	12.51	88.59	117.40

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Healthcare Index is a rules-based index of U.S. healthcare stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Health Care Index comprises securities of the Russell 1000 Index classified in the healthcare sector. Effective 9-21-20, the underlying components of the Russell 1000 Health Care Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Health care providers and services	23.6
Pharmaceuticals	23.2
Health care equipment and supplies	19.5
Biotechnology	16.4
Life sciences tools and services	14.3
Health care technology	2.4
Diversified consumer services	0.6
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Healthcare ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Johnson & Johnson	6.7
UnitedHealth Group, Inc.	5.8
Pfizer, Inc.	3.9
Merck & Company, Inc.	3.2
AbbVie, Inc.	3.1
Eli Lilly & Company	3.0
Thermo Fisher Scientific, Inc.	3.0
Bristol-Myers Squibb Company	2.8
Abbott Laboratories	2.6
Danaher Corp.	2.1
TOTAL	36.2
The value of a $10,000 investment calculated at market value from inception through period end would be $20,365.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.67
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
14	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Industrials ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-6.34	10.86	12.55	67.41	105.51
Market price	-6.35	10.89	12.55	67.65	105.51
John Hancock Dimensional Industrials Index[2]	-6.21	11.28	13.00	70.62	110.58
Russell 1000 Industrials Index[3]	-11.29	8.31	10.34	49.04	82.13

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Industrials Index is a rules-based index of U.S. industrial stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Industrials Index comprises securities of the Russell 1000 Index classified in the industrials sector. Effective 9-21-20, the underlying components of the Russell 1000 Industrials Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Machinery	20.4
Aerospace and defense	12.3
Road and rail	8.9
IT services	7.3
Electrical equipment	6.9
Building products	6.2
Commercial services and supplies	5.7
Air freight and logistics	4.8
Household durables	4.8
Professional services	4.7
Other	18.0
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Industrials ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Accenture PLC, Class A	2.8
Union Pacific Corp.	2.2
Raytheon Technologies Corp.	2.1
Caterpillar, Inc.	2.0
United Parcel Service, Inc., Class B	1.8
Honeywell International, Inc.	1.8
Deere & Company	1.8
CSX Corp.	1.8
Waste Management, Inc.	1.6
Norfolk Southern Corp.	1.6
TOTAL	19.5
The value of a $10,000 investment calculated at market value from inception through period end would be $20,551.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.73
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	15

Multifactor Large Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-1.06	12.66	13.45	81.45	129.72
Market price	-1.03	12.66	13.46	81.46	129.81
John Hancock Dimensional Large Cap Index[2]	-0.77	13.01	13.81	84.29	134.51
Russell 1000 Index[3]	-2.10	13.44	14.10	87.85	138.48

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Large Cap Index is a rules-based index of large-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Index tracks the performance of 1,000 publicly traded large-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Information technology	23.0
Health care	13.4
Financials	12.9
Industrials	10.7
Consumer discretionary	10.7
Communication services	6.5
Consumer staples	6.3
Materials	4.4
Energy	4.3
Utilities	4.2
Real estate	3.5
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Apple, Inc.	4.0
Microsoft Corp.	3.9
Amazon.com, Inc.	2.0
Alphabet, Inc., Class A	1.7
Berkshire Hathaway, Inc., Class B	1.0
Johnson & Johnson	1.0
Meta Platforms, Inc., Class A	0.9
UnitedHealth Group, Inc.	0.9
Tesla, Inc.	0.8
The Procter & Gamble Company	0.7
TOTAL	16.9
The value of a $10,000 investment calculated at market value from inception through period end would be $22,981.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.31
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
16	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Materials ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	5.19	11.31	13.23	70.87	113.26
Market price	5.09	11.24	13.22	70.31	113.06
John Hancock Dimensional Materials Index[2]	5.72	11.71	13.67	73.96	118.29
Russell 1000 Basic Materials Index[3]	8.80	12.62	14.00	81.19	122.20

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Materials Index is a rules-based index of U.S. materials stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Basic Materials Index comprises securities of the Russell 1000 Index classified in the materials sector. Effective 9-21-20, the underlying components of the Russell 1000 Basic Materials Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Chemicals	49.5
Metals and mining	24.5
Containers and packaging	18.8
Construction materials	4.5
Building products	1.6
Construction and engineering	0.7
Machinery	0.4
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Materials ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Nucor Corp.	6.7
Linde PLC	5.3
LyondellBasell Industries NV, Class A	4.6
Dow, Inc.	4.1
Newmont Corp.	3.7
DuPont de Nemours, Inc.	3.7
The Sherwin-Williams Company	3.5
International Flavors & Fragrances, Inc.	3.3
Freeport-McMoRan, Inc.	3.3
PPG Industries, Inc.	3.1
TOTAL	41.3
The value of a $10,000 investment calculated at market value from inception through period end would be $21,306.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.92
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	17

Multifactor Media and Communications ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	-27.19	4.32	14.18
Market price	-27.33	4.32	14.17
John Hancock Dimensional Media and Communications Index[2]	-26.95	4.67	15.39
Russell 1000 Telecommunications Index[3]	-17.60	-0.48	-1.51

[1]	From 3-12-19.
[2]	The John Hancock Dimensional Media and Communications Index is a rules-based index of U.S. media and communication stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Telecommunications Index comprises securities of the Russell 1000 Index classified in the telecommunications sector. Effective 9-21-20, the underlying components of the Russell 1000 Telecommunications Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Media	30.1
Entertainment	27.5
Interactive media and services	18.1
Diversified telecommunication services	17.8
Wireless telecommunication services	4.1
Software	2.0
Real estate management and development	0.3
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Media and Communications ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Verizon Communications, Inc.	6.2
Comcast Corp., Class A	6.1
AT&T, Inc.	5.7
The Walt Disney Company	5.4
Meta Platforms, Inc., Class A	4.6
T-Mobile US, Inc.	4.1
Activision Blizzard, Inc.	3.7
Electronic Arts, Inc.	3.6
Alphabet, Inc., Class A	3.2
Omnicom Group, Inc.	3.1
TOTAL	45.7
The value of a $10,000 investment calculated at market value from inception through period end would be $11,417.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.77
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
18	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Mid Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-4.72	10.89	11.81	67.67	108.69
Market price	-4.67	10.90	11.82	67.73	108.79
John Hancock Dimensional Mid Cap Index[2]	-4.34	11.33	12.28	71.05	114.47
Russell Midcap Index[3]	-6.10	10.66	11.50	65.94	104.83

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Mid Cap Index is a rules-based index of mid-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell Midcap Index tracks the performance of approximately 800 publicly traded mid-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Information technology	16.1
Industrials	15.5
Financials	13.7
Consumer discretionary	12.4
Health care	10.8
Materials	7.9
Real estate	6.4
Utilities	5.2
Energy	5.1
Consumer staples	3.7
Communication services	3.1
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Nucor Corp.	0.6
Occidental Petroleum Corp.	0.5
Dollar Tree, Inc.	0.5
Parker-Hannifin Corp.	0.4
Republic Services, Inc.	0.4
United Rentals, Inc.	0.4
ON Semiconductor Corp.	0.4
Steel Dynamics, Inc.	0.4
Cerner Corp.	0.4
Laboratory Corp. of America Holdings	0.4
TOTAL	4.4
The value of a $10,000 investment calculated at market value from inception through period end would be $20,879.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.42
Net (%)	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	19

Multifactor Small Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	-8.39	6.73	33.86
Market price	-8.36	6.73	33.86
John Hancock Dimensional Small Cap Index[2]	-8.00	7.18	36.37
Russell 2000 Index[3]	-16.87	6.65	33.41

[1]	From 11-8-17.
[2]	The John Hancock Dimensional Small Cap Index is a rules-based index of small-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Industrials	18.1
Financials	16.6
Information technology	14.3
Consumer discretionary	12.7
Health care	9.9
Real estate	9.4
Materials	5.5
Energy	4.1
Utilities	4.0
Consumer staples	2.9
Communication services	2.4
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Small Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
American Campus Communities, Inc.	0.6
Brixmor Property Group, Inc.	0.5
Popular, Inc.	0.5
Pure Storage, Inc., Class A	0.5
Nielsen Holdings PLC	0.5
Ashland Global Holdings, Inc.	0.5
Nexstar Media Group, Inc., Class A	0.4
Skechers USA, Inc., Class A	0.4
Murphy USA, Inc.	0.4
KBR, Inc.	0.4
TOTAL	4.7
The value of a $10,000 investment calculated at market value from inception through period end would be $13,386.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.45
Net (%)	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
20	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Technology ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-6.23	18.72	20.25	135.89	237.08
Market price	-6.25	18.70	20.24	135.68	236.86
John Hancock Dimensional Technology Index[2]	-5.67	19.19	20.72	140.53	245.83
Russell 1000 Technology Index[3]	-2.19	22.40	23.05	174.71	292.26

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Technology Index is a rules-based index of U.S. technology stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Technology Index comprises securities of the Russell 1000 Index classified in the technology sector. Effective 9-21-20, the underlying components of the Russell 1000 Technology Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Semiconductors and semiconductor equipment	33.0
Software	31.5
Technology hardware, storage and peripherals	11.3
IT services	8.2
Electronic equipment, instruments and components	7.5
Communications equipment	5.8
Industrial conglomerates	0.8
Electrical equipment	0.7
Professional services	0.5
Interactive media and services	0.4
Other	0.3
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Technology ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Apple, Inc.	6.5
Microsoft Corp.	6.3
NVIDIA Corp.	4.2
Broadcom, Inc.	3.5
Cisco Systems, Inc.	2.6
Texas Instruments, Inc.	2.6
Intel Corp.	2.5
Qualcomm, Inc.	2.2
IBM Corp.	2.2
Adobe, Inc.	2.0
TOTAL	34.6
The value of a $10,000 investment calculated at market value from inception through period end would be $33,686.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.67
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	21

Multifactor Utilities ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	12.15	9.09	9.12	54.51	70.20
Market price	12.15	9.09	9.12	54.52	70.23
John Hancock Dimensional Utilities Index[2]	12.53	9.54	9.60	57.72	74.82
Russell 1000 Utilities Index[3]	9.99	9.35	8.75	56.38	66.69

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Utilities Index is a rules-based index of U.S. utility stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Utilities Index comprises securities of the Russell 1000 Index classified in the utility sector. Effective 9-21-20, the underlying components of the Russell 1000 Utilities Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-18-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Electric utilities	55.9
Multi-utilities	32.7
Gas utilities	4.1
Water utilities	3.7
Independent power and renewable electricity producers	3.5
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Utilities ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Exelon Corp.	6.2
Xcel Energy, Inc.	5.7
Duke Energy Corp.	5.3
Consolidated Edison, Inc.	5.2
The Southern Company	4.3
Entergy Corp.	4.2
Edison International	4.1
WEC Energy Group, Inc.	3.8
Public Service Enterprise Group, Inc.	3.7
Eversource Energy	3.6
TOTAL	46.1
The value of a $10,000 investment calculated at market value from inception through period end would be $17,023.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.94
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
22	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2021, with the same investment held until April 30, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2022, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2021, with the same investment held until April 30, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2021	Ending value on 4-30-2022	Expenses paid during 4-30-2022[1]	Annualized expense ratio
Multifactor Consumer Discretionary ETF
Actual expenses/actual returns	$1,000.00	$820.20	$1.81	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Consumer Staples ETF
Actual expenses/actual returns	$1,000.00	$1,118.10	$2.10	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Developed International ETF
Actual expenses/actual returns	$1,000.00	$892.70	$1.83	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Multifactor Emerging Markets ETF
Actual expenses/actual returns	$1,000.00	$900.10	$2.31	0.49%
Hypothetical example for comparison purposes	1,000.00	1,022.40	2.46	0.49%
ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	23

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2021	Ending value on 4-30-2022	Expenses paid during 4-30-2022[1]	Annualized expense ratio
Multifactor Energy ETF
Actual expenses/actual returns	$1,000.00	$1,336.70	$2.32	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Financials ETF
Actual expenses/actual returns	$1,000.00	$869.90	$1.85	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Healthcare ETF
Actual expenses/actual returns	$1,000.00	$933.90	$1.92	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Industrials ETF
Actual expenses/actual returns	$1,000.00	$883.80	$1.87	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Large Cap ETF
Actual expenses/actual returns	$1,000.00	$907.90	$1.37	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.45	0.29%
Multifactor Materials ETF
Actual expenses/actual returns	$1,000.00	$1,036.90	$2.02	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Media and Communications ETF
Actual expenses/actual returns	$1,000.00	$749.20	$1.73	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Mid Cap ETF
Actual expenses/actual returns	$1,000.00	$894.90	$1.93	0.41%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.06	0.41%
Multifactor Small Cap ETF
Actual expenses/actual returns	$1,000.00	$888.60	$1.97	0.42%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.11	0.42%
Multifactor Technology ETF
Actual expenses/actual returns	$1,000.00	$809.80	$1.79	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Utilities ETF
Actual expenses/actual returns	$1,000.00	$1,110.40	$2.09	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
24	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL

Funds’ investments
MULTIFACTOR CONSUMER DISCRETIONARY ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$16,059,355
(Cost $17,685,532)
Consumer discretionary – 91.0%		14,621,327
Auto components – 0.2%
Fox Factory Holding Corp. (A)	415	33,980
Automobiles – 10.1%
Ford Motor Company	16,292	230,695
General Motors Company (A)	6,542	248,007
Harley-Davidson, Inc.	1,677	61,127
Rivian Automotive, Inc., Class A (A)	370	11,189
Tesla, Inc. (A)	1,180	1,027,494
Thor Industries, Inc.	520	39,806
Distributors – 1.9%
Genuine Parts Company	1,424	185,191
LKQ Corp.	2,291	113,702
Diversified consumer services – 0.4%
Bright Horizons Family Solutions, Inc. (A)	594	67,859
Hotels, restaurants and leisure – 21.7%
Airbnb, Inc., Class A (A)	586	89,781
Booking Holdings, Inc. (A)	79	174,614
Boyd Gaming Corp.	1,136	68,819
Caesars Entertainment, Inc. (A)	1,617	107,175
Carnival Corp. (A)	6,470	111,931
Chipotle Mexican Grill, Inc. (A)	109	158,661
Choice Hotels International, Inc.	290	40,733
Churchill Downs, Inc.	325	65,956
Darden Restaurants, Inc.	1,405	185,081
Domino’s Pizza, Inc.	260	87,880
DraftKings, Inc., Class A (A)	2,308	31,573
Expedia Group, Inc. (A)	865	151,159
Hilton Grand Vacations, Inc. (A)	636	29,784
Hilton Worldwide Holdings, Inc. (A)	1,780	276,416
Hyatt Hotels Corp., Class A (A)	388	36,844
Las Vegas Sands Corp. (A)	1,633	57,857
Light & Wonder, Inc. (A)	549	30,777
Marriott International, Inc., Class A (A)	1,177	208,941
Marriott Vacations Worldwide Corp.	335	50,026
McDonald’s Corp.	1,574	392,178
MGM Resorts International	3,220	132,149
Norwegian Cruise Line Holdings, Ltd. (A)(B)	2,814	56,364
Penn National Gaming, Inc. (A)	1,412	51,637
Planet Fitness, Inc., Class A (A)	629	50,339
Red Rock Resorts, Inc., Class A	450	19,782
Royal Caribbean Cruises, Ltd. (A)	1,703	132,374
SeaWorld Entertainment, Inc. (A)	348	23,469
Starbucks Corp.	2,514	187,645
Texas Roadhouse, Inc.	655	53,926
Vail Resorts, Inc.	343	87,177
Wyndham Hotels & Resorts, Inc.	877	77,141
Wynn Resorts, Ltd. (A)	655	46,164
MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Yum! Brands, Inc.	1,891	$221,266
Household durables – 2.5%
Garmin, Ltd.	1,347	147,820
Helen of Troy, Ltd. (A)	243	52,126
Tempur Sealy International, Inc.	2,173	58,910
Whirlpool Corp.	776	140,860
Internet and direct marketing retail – 7.6%
Amazon.com, Inc. (A)	333	827,715
Chewy, Inc., Class A (A)(B)	440	12,786
DoorDash, Inc., Class A (A)	466	37,946
eBay, Inc.	4,304	223,464
Etsy, Inc. (A)	946	88,158
Wayfair, Inc., Class A (A)(B)	344	26,467
Leisure products – 2.6%
Brunswick Corp.	949	71,754
Hasbro, Inc.	1,176	103,559
Mattel, Inc. (A)	4,072	98,990
Peloton Interactive, Inc., Class A (A)	1,553	27,271
Polaris, Inc.	791	75,098
YETI Holdings, Inc. (A)	780	38,119
Multiline retail – 8.5%
Dollar General Corp.	1,433	340,380
Dollar Tree, Inc. (A)	2,200	357,390
Kohl’s Corp.	1,695	98,107
Macy’s, Inc.	3,929	94,964
Target Corp.	2,075	474,449
Specialty retail – 25.8%
Advance Auto Parts, Inc.	654	130,558
AutoNation, Inc. (A)	803	93,076
AutoZone, Inc. (A)	134	262,033
Bath & Body Works, Inc.	1,557	82,350
Best Buy Company, Inc.	3,191	286,967
Burlington Stores, Inc. (A)	481	97,912
CarMax, Inc. (A)	1,665	142,824
Carvana Company (A)	232	13,447
Dick’s Sporting Goods, Inc. (B)	792	76,365
Five Below, Inc. (A)	605	95,046
Floor & Decor Holdings, Inc., Class A (A)	954	76,053
GameStop Corp., Class A (A)	485	60,659
Lithia Motors, Inc.	276	78,144
Lowe’s Companies, Inc.	1,429	282,556
O’Reilly Automotive, Inc. (A)	227	137,687
Penske Automotive Group, Inc.	307	32,180
RH (A)	155	52,099
Ross Stores, Inc.	2,611	260,499
The Gap, Inc.	2,708	33,633
The Home Depot, Inc.	2,770	832,108
The TJX Companies, Inc.	5,847	358,304
Tractor Supply Company	1,309	263,698
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	25

MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Ulta Beauty, Inc. (A)	664	$263,475
Williams-Sonoma, Inc.	1,019	132,959
Textiles, apparel and luxury goods – 9.7%
Capri Holdings, Ltd. (A)	1,356	64,681
Columbia Sportswear Company	342	28,099
Crocs, Inc. (A)	409	27,170
Deckers Outdoor Corp. (A)	306	81,320
Hanesbrands, Inc.	5,392	71,498
Levi Strauss & Company, Class A	1,137	20,591
Lululemon Athletica, Inc. (A)	1,055	374,135
NIKE, Inc., Class B	3,524	439,443
PVH Corp.	573	41,703
Ralph Lauren Corp.	465	48,518
Skechers USA, Inc., Class A (A)	1,224	46,879
Tapestry, Inc.	3,226	106,200
Under Armour, Inc., Class A (A)	1,602	24,607
Under Armour, Inc., Class C (A)	1,668	23,669
VF Corp.	3,215	167,180
Consumer staples – 5.1%		816,143
Food and staples retailing – 4.0%
Walmart, Inc.	4,168	637,662
Personal products – 1.1%
Coty, Inc., Class A (A)	2,667	21,629
The Estee Lauder Companies, Inc., Class A	594	156,852
Industrials – 3.8%		621,885
Building products – 1.3%
Allegion PLC	972	111,041
Fortune Brands Home & Security, Inc.	1,436	102,315
Commercial services and supplies – 0.4%
Rollins, Inc.	2,060	69,092
Road and rail – 1.7%
Avis Budget Group, Inc. (A)	266	71,200
Lyft, Inc., Class A (A)	1,872	61,027
Uber Technologies, Inc. (A)	4,629	145,721
Trading companies and distributors – 0.4%
SiteOne Landscape Supply, Inc. (A)	436	61,489

SHORT-TERM INVESTMENTS – 0.5%		$81,608
(Cost $81,609)
Short-term funds – 0.5%		81,608
John Hancock Collateral Trust, 0.3773% (C)(D)	1,301	13,009

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	68,599	68,599
Total investments (Multifactor Consumer Discretionary ETF) (Cost $17,767,141) 100.4%		$16,140,963
Other assets and liabilities, net (0.4%)		(71,435)
Total net assets 100.0%		$16,069,528

MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR CONSUMER STAPLES ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$37,623,263
(Cost $33,166,938)
Consumer discretionary – 0.8%		285,440
Household durables – 0.8%
Newell Brands, Inc.	12,330	285,440
Consumer staples – 94.6%		35,647,517
Beverages – 20.4%
Brown-Forman Corp., Class A	896	55,928
Brown-Forman Corp., Class B	8,311	560,494
Constellation Brands, Inc., Class A	4,823	1,186,892
Keurig Dr. Pepper, Inc.	14,741	551,313
Molson Coors Beverage Company, Class B	6,696	362,521
Monster Beverage Corp. (A)	5,047	432,427
PepsiCo, Inc.	13,289	2,281,854
The Coca-Cola Company	34,942	2,257,603
Food and staples retailing – 18.7%
Albertsons Companies, Inc., Class A	4,902	153,335
BJ’s Wholesale Club Holdings, Inc. (A)	4,841	311,518
Casey’s General Stores, Inc.	1,301	261,891
Costco Wholesale Corp.	4,202	2,234,287
Performance Food Group Company (A)	4,290	211,283
Sysco Corp.	9,414	804,709
The Kroger Company	34,796	1,877,592
U.S. Foods Holding Corp. (A)	7,137	268,494
Walgreens Boots Alliance, Inc.	21,920	929,408
Food products – 33.5%
Archer-Daniels-Midland Company	10,442	935,186
Bunge, Ltd.	6,174	698,403
Campbell Soup Company	8,444	398,726
Conagra Brands, Inc.	14,644	511,515
Darling Ingredients, Inc. (A)	6,393	469,182
Flowers Foods, Inc.	8,495	225,287
General Mills, Inc.	25,167	1,780,062
Hormel Foods Corp.	8,953	469,048
Ingredion, Inc.	2,770	235,755
Kellogg Company	13,606	932,011
Lamb Weston Holdings, Inc.	4,697	310,472
McCormick & Company, Inc.	8,169	821,556
Mondelez International, Inc., Class A	16,947	1,092,743
Pilgrim’s Pride Corp. (A)	2,039	57,806
26	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR CONSUMER STAPLES ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Post Holdings, Inc. (A)	2,426	$180,470
The Hershey Company	5,327	1,202,677
The J.M. Smucker Company	3,722	509,653
The Kraft Heinz Company	13,211	563,185
Tyson Foods, Inc., Class A	13,042	1,214,993
Household products – 15.5%
Church & Dwight Company, Inc.	9,480	924,869
Colgate-Palmolive Company	15,404	1,186,878
Kimberly-Clark Corp.	6,309	875,878
Reynolds Consumer Products, Inc.	2,648	78,354
The Clorox Company	3,739	536,434
The Procter & Gamble Company	13,990	2,246,095
Tobacco – 6.5%
Altria Group, Inc.	17,474	971,030
Philip Morris International, Inc.	14,777	1,477,700
Materials – 4.5%		1,690,306
Chemicals – 4.5%
Corteva, Inc.	26,448	1,525,785
The Scotts Miracle-Gro Company	1,583	164,521

SHORT-TERM INVESTMENTS – 0.2%		$68,033
(Cost $68,033)
Short-term funds – 0.2%		68,033
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (B)	68,033	68,033
Total investments (Multifactor Consumer Staples ETF) (Cost $33,234,971) 100.1%		$37,691,296
Other assets and liabilities, net (0.1%)		(23,501)
Total net assets 100.0%		$37,667,795

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-22.
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS - 98.2%		$474,103,536
(Cost $458,091,146)
Australia - 7.0%		33,742,572
Ampol, Ltd.	3,157	75,943
APA Group	71,873	586,870
Aristocrat Leisure, Ltd.	16,385	391,937
ASX, Ltd.	3,680	226,659
Aurizon Holdings, Ltd.	222,528	637,302
Australia & New Zealand Banking Group, Ltd.	61,522	1,193,573
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
BHP Group, Ltd.	96,514	$3,292,895
BlueScope Steel, Ltd.	50,257	733,589
Brambles, Ltd.	77,558	581,480
CIMIC Group, Ltd. (A)	2,133	33,348
Cochlear, Ltd.	3,240	533,583
Coles Group, Ltd.	30,053	399,379
Commonwealth Bank of Australia	34,454	2,543,475
Computershare, Ltd.	33,384	600,938
Crown Resorts, Ltd. (B)	22,972	210,593
CSL, Ltd.	9,886	1,920,066
Dexus	26,259	208,443
Domino’s Pizza Enterprises, Ltd.	2,556	136,795
EBOS Group, Ltd.	583	16,044
Endeavour Group, Ltd.	70,748	392,161
Evolution Mining, Ltd.	90,669	260,957
Fortescue Metals Group, Ltd.	64,772	995,634
Goodman Group	23,092	393,520
Insurance Australia Group, Ltd.	125,937	406,317
Lendlease Corp., Ltd.	39,955	347,827
Macquarie Group, Ltd.	5,598	823,412
Medibank Private, Ltd.	210,976	479,776
Mineral Resources, Ltd.	9,470	393,966
Mirvac Group	96,918	166,677
National Australia Bank, Ltd.	56,004	1,298,650
Newcrest Mining, Ltd.	14,986	286,267
Northern Star Resources, Ltd.	65,667	458,263
Origin Energy, Ltd.	107,069	520,446
OZ Minerals, Ltd.	19,404	344,736
Qantas Airways, Ltd. (B)	34,540	137,457
QBE Insurance Group, Ltd.	87,105	762,623
Ramsay Health Care, Ltd.	11,049	636,874
REA Group, Ltd.	1,439	132,348
Reece, Ltd.	7,632	94,969
Rio Tinto, Ltd.	16,622	1,332,796
Santos, Ltd.	83,814	476,500
Scentre Group	112,988	240,082
SEEK, Ltd.	9,413	189,844
Sonic Healthcare, Ltd.	38,981	1,017,489
South32, Ltd.	112,439	381,146
Stockland	71,115	210,238
Suncorp Group, Ltd.	72,984	594,385
Tabcorp Holdings, Ltd.	129,998	504,412
Telstra Corp., Ltd.	109,948	315,664
The GPT Group	47,102	170,378
TPG Telecom, Ltd.	9,213	38,498
Transurban Group	39,753	405,112
Treasury Wine Estates, Ltd.	39,796	318,727
Vicinity Centres	75,780	100,975
Wesfarmers, Ltd.	21,523	755,742
Westpac Banking Corp.	79,922	1,355,735
WiseTech Global, Ltd.	3,894	125,274
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	27

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
Woodside Petroleum, Ltd.	29,806	$659,808
Woolworths Group, Ltd.	32,666	893,975
Austria - 0.2%		1,010,619
ANDRITZ AG	2,356	101,307
BAWAG Group AG (B)(C)	758	36,560
CA Immobilien Anlagen AG	1,172	33,383
Erste Group Bank AG	8,179	255,919
Mayr Melnhof Karton AG	449	79,766
OMV AG	4,218	218,484
Raiffeisen Bank International AG	4,776	55,322
Telekom Austria AG (B)	2,788	20,000
Verbund AG	1,135	122,371
voestalpine AG	3,310	87,507
Belgium - 1.0%		4,597,253
Ackermans & van Haaren NV	2,207	396,738
Ageas SA/NV	17,012	823,400
Anheuser-Busch InBev SA/NV (A)	24,961	1,458,827
D’ieteren Group	466	76,199
Elia Group SA/NV	805	128,829
Etablissements Franz Colruyt NV	3,801	140,065
KBC Group NV	8,585	588,870
Proximus SADP	11,458	200,654
Solvay SA	2,998	286,418
UCB SA	1,228	140,430
Umicore SA	5,688	221,601
Warehouses De Pauw CVA	3,485	135,222
Chile - 0.1%		535,425
Antofagasta PLC	27,496	535,425
Denmark - 2.6%		12,590,869
A.P. Moller - Maersk A/S, Series A	85	243,501
A.P. Moller - Maersk A/S, Series B	99	290,346
Carlsberg A/S, Class B	6,728	866,750
Coloplast A/S, B Shares	5,172	703,409
Danske Bank A/S	44,545	689,215
Demant A/S (B)	3,066	136,053
DSV A/S	5,398	895,673
Genmab A/S (B)	4,563	1,621,022
Novo Nordisk A/S, B Shares	33,150	3,818,834
Novozymes A/S, B Shares	15,329	1,074,354
Orsted A/S (C)	5,376	604,517
Pandora A/S	7,335	654,307
Tryg A/S	11,346	271,932
Vestas Wind Systems A/S	27,807	720,956
Finland - 1.4%		6,882,105
Elisa OYJ	9,268	545,181
Fortum OYJ	13,511	226,630
Kesko OYJ, A Shares	8,718	206,014
Kesko OYJ, B Shares	18,996	481,557
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Finland (continued)
Kone OYJ, Class B	10,863	$528,188
Metso Outotec OYJ	47,399	410,429
Neste OYJ	11,574	503,052
Nokia OYJ (B)	147,613	758,456
Nordea Bank ABP	74,817	756,132
Orion OYJ, Class A	1,012	41,210
Orion OYJ, Class B	6,434	254,126
Sampo OYJ, A Shares	7,023	343,848
Stora Enso OYJ, R Shares	57,571	1,147,579
UPM-Kymmene OYJ	12,714	443,154
Wartsila OYJ ABP	29,128	236,549
France - 11.3%		54,618,261
Air Liquide SA	12,056	2,102,874
Airbus SE	13,836	1,540,493
AXA SA (A)	53,004	1,423,636
BNP Paribas SA	25,889	1,357,523
Capgemini SE	13,400	2,772,135
Cie de Saint-Gobain	62,107	3,690,730
Cie Generale des Etablissements Michelin SCA	26,999	3,390,854
Credit Agricole SA	103,420	1,132,052
Danone SA (A)	37,377	2,272,796
Dassault Systemes SE	7,704	345,696
Electricite de France SA	68,903	631,233
Engie SA (A)	163,521	1,953,119
EssilorLuxottica SA	6,018	1,039,916
Hermes International	670	838,638
Kering SA	1,499	811,401
Legrand SA	20,070	1,794,611
L’Oreal SA	2,932	1,079,188
LVMH Moet Hennessy Louis Vuitton SE	6,172	4,033,659
Orange SA	286,318	3,418,616
Pernod Ricard SA	8,520	1,776,513
Safran SA	17,314	1,884,625
Sanofi (A)	21,789	2,325,755
Sartorius Stedim Biotech	1,170	386,210
Schneider Electric SE	6,990	1,015,414
Societe Generale SA	61,291	1,498,148
Teleperformance	3,261	1,178,954
Thales SA	7,126	917,144
TotalEnergies SE	72,483	3,611,105
Veolia Environnement SA (A)	65,497	1,927,781
Vinci SA (A)	25,193	2,467,442
Germany - 8.1%		38,973,353
adidas AG	4,091	836,057
Allianz SE	10,199	2,326,190
BASF SE	26,148	1,390,552
Bayer AG	44,927	2,981,193
Bayerische Motoren Werke AG	21,066	1,744,773
Beiersdorf AG	4,381	442,855
Carl Zeiss Meditec AG, Bearer Shares	1,375	174,647
28	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Continental AG (B)	14,836	$1,033,295
Daimler Truck Holding AG (B)	20,564	559,705
Delivery Hero SE (B)(C)	4,427	158,042
Deutsche Bank AG (B)	148,949	1,512,570
Deutsche Boerse AG	12,282	2,153,437
Deutsche Post AG	24,315	1,049,644
Deutsche Telekom AG	129,867	2,407,147
Deutsche Wohnen SE	4,832	139,111
E.ON SE	142,222	1,489,869
Evonik Industries AG	18,380	484,944
Fresenius Medical Care AG & Company KGaA	20,088	1,259,643
Fresenius SE & Company KGaA	41,341	1,474,109
Hannover Rueck SE	4,320	678,595
Hapag-Lloyd AG (C)	729	294,549
HeidelbergCement AG	13,356	778,609
Henkel AG & Company KGaA	1,967	125,750
Infineon Technologies AG	16,477	477,147
Knorr-Bremse AG	4,137	298,258
Mercedes-Benz Group AG	43,872	3,105,574
Merck KGaA	2,243	418,709
MTU Aero Engines AG	804	164,250
Muenchener Rueckversicherungs-Gesellschaft AG	4,302	1,031,577
Puma SE	5,193	387,210
RWE AG	45,219	1,888,593
SAP SE	11,496	1,183,179
Siemens AG	9,708	1,206,239
Siemens Energy AG	23,211	451,285
Siemens Healthineers AG (C)	3,160	170,883
Symrise AG	7,997	957,114
Volkswagen AG	1,806	398,576
Vonovia SE	22,334	895,328
Zalando SE (B)(C)	11,129	444,145
Hong Kong - 2.7%		12,938,454
AIA Group, Ltd.	312,124	3,092,936
BOC Hong Kong Holdings, Ltd.	98,295	358,921
Budweiser Brewing Company APAC, Ltd. (C)	20,000	50,420
Chow Tai Fook Jewellery Group, Ltd. (B)	117,000	198,028
CK Asset Holdings, Ltd.	136,969	932,195
CK Hutchison Holdings, Ltd.	73,773	519,015
CK Infrastructure Holdings, Ltd.	42,929	289,161
CLP Holdings, Ltd.	193,071	1,882,443
Galaxy Entertainment Group, Ltd.	22,641	131,584
Hang Seng Bank, Ltd.	19,589	348,281
Henderson Land Development Company, Ltd.	93,398	379,132
Hong Kong & China Gas Company, Ltd.	114,065	126,333
Hong Kong Exchanges & Clearing, Ltd.	31,025	1,335,718
Link REIT	50,786	440,793
MTR Corp., Ltd.	40,913	218,223
Orient Overseas International, Ltd.	8,500	238,983
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Hong Kong (continued)
Power Assets Holdings, Ltd.	94,573	$637,024
Sun Hung Kai Properties, Ltd.	41,162	477,136
Swire Properties, Ltd.	78,801	190,621
Techtronic Industries Company, Ltd.	45,577	618,060
Wharf Real Estate Investment Company, Ltd.	99,993	473,447
Ireland - 1.0%		5,004,409
CRH PLC	37,503	1,510,546
DCC PLC	5,940	453,277
Experian PLC	24,230	849,348
Flutter Entertainment PLC (B)	3,129	318,805
James Hardie Industries PLC, CHESS Depositary Interest	11,310	333,876
Kerry Group PLC, Class A	1,699	188,198
Kingspan Group PLC	10,073	946,397
Smurfit Kappa Group PLC	9,413	403,962
Israel - 0.4%		2,157,376
Azrieli Group, Ltd.	399	34,508
Bank Hapoalim BM	29,877	278,782
Bank Leumi Le-Israel BM	58,032	613,048
CyberArk Software, Ltd. (B)	224	35,199
Elbit Systems, Ltd.	545	118,784
ICL Group, Ltd.	19,324	213,275
Israel Discount Bank, Ltd., Class A	23,668	140,951
Mizrahi Tefahot Bank, Ltd.	6,479	241,396
Nice, Ltd. (B)	654	134,517
Teva Pharmaceutical Industries, Ltd. (B)	30,881	275,490
Wix.com, Ltd. (B)	488	36,824
ZIM Integrated Shipping Services, Ltd.	622	34,602
Italy - 2.3%		11,070,106
Amplifon SpA	7,737	311,957
Assicurazioni Generali SpA (A)	25,802	492,679
Atlantia SpA (B)	21,067	507,388
Davide Campari-Milano NV	24,728	281,346
DiaSorin SpA	1,610	212,394
Enel SpA	170,552	1,118,767
Eni SpA	106,639	1,506,359
Ferrari NV	3,241	694,076
FinecoBank Banca Fineco SpA	30,234	425,006
Infrastrutture Wireless Italiane SpA (C)	15,347	164,817
Intesa Sanpaolo SpA	383,737	791,349
Mediobanca Banca di Credito Finanziario SpA	64,172	650,716
Moncler SpA	13,247	702,659
Nexi SpA (B)(C)	7,870	78,226
Poste Italiane SpA (C)	23,037	227,913
PRADA SpA	30,200	188,602
Prysmian SpA	11,022	363,016
Recordati Industria Chimica e Farmaceutica SpA	6,936	336,515
Snam SpA	55,046	303,362
Telecom Italia SpA (A)	1,411,480	414,102
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	29

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Italy (continued)
Terna - Rete Elettrica Nazionale	84,905	$695,605
UniCredit SpA (A)	50,950	478,641
UnipolSai Assicurazioni SpA (A)	44,009	124,611
Japan - 21.5%		103,905,157
Acom Company, Ltd.	17,900	46,284
Advantest Corp.	5,100	353,882
Aeon Company, Ltd.	17,600	335,332
AGC, Inc.	25,100	947,353
Aisin Corp.	19,500	568,926
Ajinomoto Company, Inc.	13,600	355,326
ANA Holdings, Inc. (B)	10,400	196,947
Asahi Group Holdings, Ltd.	8,000	300,278
Asahi Intecc Company, Ltd.	9,000	176,443
Asahi Kasei Corp.	59,000	487,948
Astellas Pharma, Inc.	20,300	309,921
Azbil Corp.	1,800	55,225
Bandai Namco Holdings, Inc.	4,501	307,768
BayCurrent Consulting, Inc.	600	199,830
Bridgestone Corp.	21,300	783,707
Brother Industries, Ltd.	13,500	235,906
Canon, Inc.	20,800	480,827
Capcom Company, Ltd.	7,500	198,846
Central Japan Railway Company	4,444	562,875
Chubu Electric Power Company, Inc.	30,400	307,848
Chugai Pharmaceutical Company, Ltd.	12,300	370,538
Concordia Financial Group, Ltd.	78,500	285,983
Cosmos Pharmaceutical Corp.	700	65,321
CyberAgent, Inc.	24,600	263,165
Dai Nippon Printing Company, Ltd.	19,724	413,936
Daifuku Company, Ltd.	4,600	285,814
Dai-ichi Life Holdings, Inc.	26,200	526,690
Daiichi Sankyo Company, Ltd.	20,400	513,621
Daikin Industries, Ltd.	5,647	873,681
Daito Trust Construction Company, Ltd.	4,086	394,850
Daiwa House Industry Company, Ltd.	27,400	664,697
Daiwa House REIT Investment Corp.	44	106,977
Daiwa Securities Group, Inc.	84,800	416,277
Denso Corp.	9,800	601,872
Dentsu Group, Inc.	12,200	443,046
Disco Corp.	1,798	445,475
East Japan Railway Company	8,700	457,898
Eisai Company, Ltd.	2,872	125,556
ENEOS Holdings, Inc.	316,500	1,114,444
FANUC Corp.	1,970	306,615
Fast Retailing Company, Ltd.	1,419	658,900
Fuji Electric Company, Ltd.	11,393	505,633
FUJIFILM Holdings Corp.	9,900	548,107
Fujitsu, Ltd.	3,400	490,344
GLP J-REIT	88	119,407
GMO Payment Gateway, Inc.	2,500	213,994
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Hakuhodo DY Holdings, Inc.	11,900	$141,448
Hamamatsu Photonics KK	3,700	167,351
Hankyu Hanshin Holdings, Inc.	20,200	535,559
Hikari Tsushin, Inc.	541	63,679
Hino Motors, Ltd.	27,900	145,142
Hirose Electric Company, Ltd.	1,005	129,077
Hitachi Construction Machinery Company, Ltd.	8,700	198,429
Hitachi Metals, Ltd. (B)	8,500	133,050
Hitachi, Ltd.	34,600	1,621,575
Honda Motor Company, Ltd.	44,854	1,183,666
Hoshizaki Corp.	2,100	133,722
Hoya Corp.	10,200	1,022,677
Hulic Company, Ltd.	42,400	359,333
Ibiden Company, Ltd.	4,900	186,832
Idemitsu Kosan Company, Ltd.	22,659	595,507
Iida Group Holdings Company, Ltd.	9,100	145,954
Inpex Corp.	49,000	579,407
Isuzu Motors, Ltd.	57,500	673,259
ITOCHU Corp.	55,300	1,678,293
Itochu Techno-Solutions Corp.	5,500	129,689
Japan Airlines Company, Ltd. (B)	14,200	235,753
Japan Exchange Group, Inc.	21,700	326,857
Japan Metropolitan Fund Investment Corp.	126	100,462
Japan Post Bank Company, Ltd.	8,000	60,636
Japan Post Holdings Company, Ltd.	35,600	250,458
Japan Post Insurance Company, Ltd.	10,600	172,221
Japan Real Estate Investment Corp.	37	179,631
Japan Tobacco, Inc.	46,100	791,165
JFE Holdings, Inc.	44,400	546,604
JSR Corp.	8,700	238,720
Kajima Corp.	36,700	410,736
Kakaku.com, Inc.	4,600	97,390
Kansai Paint Company, Ltd.	7,300	101,477
Kao Corp.	12,800	516,801
Kawasaki Kisen Kaisha, Ltd.	1,700	89,881
KDDI Corp.	39,900	1,335,030
Keio Corp.	4,370	168,479
Keisei Electric Railway Company, Ltd.	8,200	202,215
Keyence Corp.	1,770	722,017
Kikkoman Corp.	1,500	84,748
Kintetsu Group Holdings Company, Ltd.	7,100	204,681
Kirin Holdings Company, Ltd.	8,000	117,351
Kobayashi Pharmaceutical Company, Ltd.	1,400	96,064
Kobe Bussan Company, Ltd.	6,900	170,423
Koei Tecmo Holdings Company, Ltd.	950	29,073
Koito Manufacturing Company, Ltd.	5,600	206,823
Komatsu, Ltd.	22,300	502,766
Konami Holdings Corp.	5,600	347,515
Kose Corp.	800	82,989
Kubota Corp.	21,500	368,152
Kyocera Corp.	8,200	434,367
30	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Kyowa Kirin Company, Ltd.	4,600	$97,035
Lasertec Corp.	2,100	287,137
Lawson, Inc.	4,300	158,313
Lixil Corp.	40,100	710,014
M3, Inc.	9,900	321,085
Makita Corp.	2,500	74,695
Marubeni Corp.	41,900	460,040
Mazda Motor Corp.	52,400	375,730
Medipal Holdings Corp.	4,100	67,373
MEIJI Holdings Company, Ltd.	5,900	294,636
Mercari, Inc. (A)(B)	2,200	37,527
MINEBEA MITSUMI, Inc.	35,000	680,766
MISUMI Group, Inc.	15,900	402,532
Mitsubishi Chemical Holdings Corp.	132,500	810,995
Mitsubishi Corp.	32,400	1,096,088
Mitsubishi Electric Corp.	33,800	356,888
Mitsubishi Estate Company, Ltd.	17,300	251,502
Mitsubishi HC Capital, Inc.	83,000	374,768
Mitsubishi Heavy Industries, Ltd.	26,400	903,705
Mitsubishi UFJ Financial Group, Inc.	287,070	1,671,325
Mitsui & Company, Ltd.	38,100	926,328
Mitsui Chemicals, Inc.	21,900	502,875
Mitsui Fudosan Company, Ltd.	17,700	375,080
Mitsui O.S.K. Lines, Ltd.	13,500	319,890
Mizuho Financial Group, Inc.	51,500	627,453
MonotaRO Company, Ltd.	6,300	109,846
MS&AD Insurance Group Holdings, Inc.	11,800	353,472
Murata Manufacturing Company, Ltd.	10,700	643,685
NEC Corp.	15,003	584,788
Nexon Company, Ltd.	3,800	87,169
NGK Insulators, Ltd.	15,900	215,011
Nidec Corp.	8,600	566,806
Nihon M&A Center Holdings, Inc.	14,300	178,143
Nintendo Company, Ltd.	2,017	932,683
Nippon Building Fund, Inc.	32	166,471
Nippon Express Holdings, Inc.	10,300	607,379
Nippon Paint Holdings Company, Ltd.	10,500	84,204
Nippon Prologis REIT, Inc.	49	136,342
Nippon Sanso Holdings Corp.	15,400	277,785
Nippon Shinyaku Company, Ltd.	1,500	101,999
Nippon Steel Corp.	29,700	474,407
Nippon Telegraph & Telephone Corp.	67,666	2,009,193
Nippon Yusen KK	9,000	657,147
Nissan Chemical Corp.	7,900	421,341
Nissan Motor Company, Ltd. (B)	64,000	255,387
Nisshin Seifun Group, Inc.	8,700	116,707
Nissin Foods Holdings Company, Ltd.	2,316	161,777
Nitori Holdings Company, Ltd.	2,201	226,793
Nitto Denko Corp.	13,994	945,103
Nomura Holdings, Inc.	73,500	283,652
Nomura Real Estate Master Fund, Inc.	108	135,875
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Nomura Research Institute, Ltd.	9,800	$280,627
NTT Data Corp.	16,200	300,468
Obayashi Corp.	55,000	380,364
Obic Company, Ltd.	700	104,168
Odakyu Electric Railway Company, Ltd.	13,700	208,947
Oji Holdings Corp.	76,500	363,723
Olympus Corp.	31,000	552,478
Omron Corp.	2,000	119,265
Ono Pharmaceutical Company, Ltd.	7,365	189,469
Oracle Corp. Japan	1,400	90,553
Oriental Land Company, Ltd.	2,100	320,527
ORIX Corp.	47,800	875,866
Osaka Gas Company, Ltd.	34,100	617,201
Otsuka Corp.	7,000	230,974
Otsuka Holdings Company, Ltd.	7,200	242,464
Pan Pacific International Holdings Corp.	9,400	145,905
Panasonic Holdings Corp.	96,704	866,201
Rakuten Group, Inc.	9,300	65,895
Recruit Holdings Company, Ltd.	24,900	925,966
Renesas Electronics Corp. (B)	20,000	217,351
Resona Holdings, Inc.	143,200	624,372
Ricoh Company, Ltd.	37,800	277,461
Rohm Company, Ltd.	5,200	367,644
Ryohin Keikaku Company, Ltd.	14,600	131,734
Santen Pharmaceutical Company, Ltd.	12,900	105,841
SBI Holdings, Inc.	22,100	496,892
SCSK Corp.	8,200	131,392
Secom Company, Ltd.	2,261	160,099
Seiko Epson Corp.	39,000	547,252
Sekisui Chemical Company, Ltd.	35,800	486,047
Sekisui House, Ltd.	32,900	573,642
Seven & i Holdings Company, Ltd.	20,400	900,333
SG Holdings Company, Ltd.	19,800	350,428
Sharp Corp.	11,500	97,638
Shimadzu Corp.	17,100	565,557
Shimano, Inc.	1,286	231,274
Shimizu Corp.	49,400	260,421
Shin-Etsu Chemical Company, Ltd.	5,798	804,855
Shionogi & Company, Ltd.	2,871	161,123
Shiseido Company, Ltd.	4,477	212,032
SMC Corp.	645	313,887
SoftBank Corp.	45,100	527,373
SoftBank Group Corp.	27,836	1,132,046
Sompo Holdings, Inc.	11,500	469,107
Sony Group Corp.	22,900	1,983,158
Square Enix Holdings Company, Ltd.	3,600	144,767
Stanley Electric Company, Ltd.	9,900	171,470
Subaru Corp.	27,900	421,859
SUMCO Corp.	17,100	250,376
Sumitomo Chemical Company, Ltd.	145,600	619,216
Sumitomo Corp.	29,300	466,208
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	31

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Sumitomo Electric Industries, Ltd.	47,000	$507,329
Sumitomo Metal Mining Company, Ltd.	6,100	267,004
Sumitomo Mitsui Financial Group, Inc.	31,900	963,943
Sumitomo Mitsui Trust Holdings, Inc.	17,075	531,254
Sumitomo Pharma Company, Ltd.	9,500	84,837
Sumitomo Realty & Development Company, Ltd.	5,700	151,079
Suntory Beverage & Food, Ltd.	5,700	225,695
Suzuki Motor Corp.	11,000	331,800
Sysmex Corp.	3,748	249,076
T&D Holdings, Inc.	40,000	515,591
Taisei Corp.	16,161	439,700
Taisho Pharmaceutical Holdings Company, Ltd.	2,729	107,424
Taiyo Yuden Company, Ltd.	5,200	207,904
Takeda Pharmaceutical Company, Ltd.	47,647	1,386,088
TDK Corp.	15,800	495,732
Terumo Corp.	7,900	237,439
The Chiba Bank, Ltd.	59,500	343,976
The Kansai Electric Power Company, Inc.	65,100	572,816
The Shizuoka Bank, Ltd.	41,100	266,788
TIS, Inc.	6,400	144,884
Tobu Railway Company, Ltd.	17,400	392,561
Toho Company, Ltd.	4,200	156,576
Tokio Marine Holdings, Inc.	16,900	915,569
Tokyo Century Corp.	5,500	170,018
Tokyo Electron, Ltd.	3,057	1,309,064
Tokyo Gas Company, Ltd.	20,400	392,223
Tokyu Corp.	26,800	329,105
TOPPAN, Inc.	22,300	370,404
Toray Industries, Inc.	139,200	664,950
Toshiba Corp.	8,800	367,187
Tosoh Corp.	22,300	308,785
TOTO, Ltd.	7,500	253,840
Toyo Suisan Kaisha, Ltd.	1,600	49,460
Toyota Industries Corp.	4,300	258,544
Toyota Motor Corp.	238,840	4,121,078
Toyota Tsusho Corp.	8,800	318,895
Trend Micro, Inc.	8,400	470,701
Tsuruha Holdings, Inc. (A)	1,600	82,124
Unicharm Corp.	10,400	363,390
USS Company, Ltd.	15,400	256,865
Welcia Holdings Company, Ltd.	4,700	97,185
West Japan Railway Company	10,081	376,909
Yakult Honsha Company, Ltd.	3,300	171,164
Yamaha Corp.	4,766	183,930
Yamaha Motor Company, Ltd.	38,600	801,436
Yamato Holdings Company, Ltd.	28,900	545,388
Yaskawa Electric Corp.	9,900	340,036
Z Holdings Corp.	40,400	160,465
ZOZO, Inc.	9,700	206,638
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Luxembourg - 0.5%		$2,494,514
ArcelorMittal SA	50,829	1,507,584
Eurofins Scientific SE	6,423	601,162
Tenaris SA	24,691	385,768
Macau - 0.0%		124,103
Sands China, Ltd. (B)	55,200	124,103
Malaysia - 0.0%		72,998
Lynas Rare Earths, Ltd. (B)	11,214	72,998
Mexico - 0.0%		99,104
Fresnillo PLC	10,180	99,104
Netherlands - 4.2%		20,274,812
Adyen NV (B)(C)	349	597,552
Akzo Nobel NV	17,043	1,494,098
Argenx SE (B)	497	143,609
ASM International NV	1,459	446,206
ASML Holding NV	9,070	5,243,483
Heineken Holding NV (A)	9,734	767,086
Heineken NV (A)	5,348	526,951
ING Groep NV (A)	94,214	904,459
JDE Peet’s NV (A)	2,951	87,168
Koninklijke Ahold Delhaize NV	79,937	2,368,817
Koninklijke DSM NV	4,959	840,179
Koninklijke Philips NV	26,131	689,173
Prosus NV (B)	8,004	393,398
Stellantis NV	135,978	1,862,268
Universal Music Group NV	21,554	506,725
Wolters Kluwer NV	33,406	3,403,640
New Zealand - 0.2%		748,302
Auckland International Airport, Ltd. (B)	20,810	105,825
Contact Energy, Ltd.	6,256	33,215
Fisher & Paykel Healthcare Corp., Ltd.	9,714	135,555
Fletcher Building, Ltd.	14,910	59,903
Infratil, Ltd.	5,296	28,874
Mainfreight, Ltd.	1,192	62,899
Meridian Energy, Ltd.	28,482	87,625
Spark New Zealand, Ltd.	47,117	150,460
Xero, Ltd. (B)	1,226	83,946
Norway - 0.7%		3,349,502
Adevinta ASA (B)	2,057	16,272
Aker ASA, A Shares (A)	240	19,952
Aker BP ASA (A)	2,250	82,233
DNB Bank ASA (A)	23,601	465,482
Equinor ASA	39,149	1,349,082
Gjensidige Forsikring ASA	3,096	66,994
Kongsberg Gruppen ASA	2,316	100,927
Mowi ASA	5,124	146,682
Norsk Hydro ASA	32,532	279,139
Orkla ASA	10,647	87,265
Salmar ASA	643	53,350
32	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Norway (continued)
Schibsted ASA, A Shares	893	$18,950
Schibsted ASA, B Shares	1,453	28,307
Telenor ASA	17,233	245,828
TOMRA Systems ASA	2,361	94,475
Yara International ASA	5,709	294,564
Portugal - 0.2%		806,214
EDP - Energias de Portugal SA	73,892	346,264
Galp Energia SGPS SA	24,204	296,961
Jeronimo Martins SGPS SA	7,803	162,989
Singapore - 1.6%		7,599,011
Ascendas Real Estate Investment Trust	62,992	130,464
CapitaLand Integrated Commercial Trust	104,159	175,748
Capitaland Investment, Ltd. (B)	26,400	80,869
DBS Group Holdings, Ltd.	43,412	1,066,359
Genting Singapore, Ltd.	477,100	279,854
Great Eastern Holdings, Ltd.	7,000	103,411
Jardine Cycle & Carriage, Ltd.	10,100	212,108
Keppel Corp., Ltd.	112,700	560,684
Mapletree Logistics Trust	35,800	46,406
Oversea-Chinese Banking Corp., Ltd.	139,468	1,251,364
Sea, Ltd., ADR (B)	3,770	312,005
Singapore Airlines, Ltd. (A)(B)	159,200	634,079
Singapore Exchange, Ltd.	61,500	436,009
Singapore Technologies Engineering, Ltd.	79,200	235,151
Singapore Telecommunications, Ltd.	212,700	426,663
United Overseas Bank, Ltd.	63,824	1,386,112
Wilmar International, Ltd.	81,400	261,725
Spain - 2.9%		13,845,582
Aena SME SA (B)(C)	3,261	468,898
Amadeus IT Group SA (B)	5,548	353,513
Banco Bilbao Vizcaya Argentaria SA	183,224	977,865
Banco Santander SA (A)	439,077	1,304,615
CaixaBank SA (A)	280,149	912,638
Cellnex Telecom SA (B)(C)	6,118	287,599
EDP Renovaveis SA	2,598	62,051
Endesa SA	15,518	327,905
Ferrovial SA	24,745	641,916
Grifols SA (A)	16,930	285,765
Iberdrola SA	245,553	2,852,099
Industria de Diseno Textil SA (A)	33,938	719,638
Naturgy Energy Group SA	33,326	1,010,068
Repsol SA	164,386	2,477,291
Siemens Gamesa Renewable Energy SA (B)	6,249	101,028
Telefonica SA	217,427	1,062,693
Sweden - 3.2%		15,466,287
Alfa Laval AB (A)	3,805	107,584
Assa Abloy AB, B Shares (A)	11,100	284,489
Atlas Copco AB, A Shares (A)	18,077	834,137
Atlas Copco AB, B Shares (A)	10,115	407,044
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Sweden (continued)
Beijer Ref AB	7,244	$119,089
Boliden AB (A)	17,315	762,377
Castellum AB	15,116	302,371
Electrolux AB, B Shares	37,059	572,307
Epiroc AB, A Shares (A)	17,267	355,448
Epiroc AB, B Shares	10,718	189,389
EQT AB	2,741	79,599
Essity AB, A Shares	424	11,322
Essity AB, B Shares	12,269	326,978
Evolution AB (C)	2,007	210,345
Fabege AB	12,881	158,031
Fastighets AB Balder, B Shares (B)	2,611	131,065
Getinge AB, B Shares	9,008	263,617
Hennes & Mauritz AB, B Shares (A)	21,623	276,388
Hexagon AB, B Shares (A)	23,272	305,355
Holmen AB, B Shares	5,489	321,381
Husqvarna AB, A Shares	57	556
Husqvarna AB, B Shares	54,993	530,650
Indutrade AB	16,691	400,174
Lifco AB, B Shares	8,895	190,101
Lundin Energy AB	3,498	146,444
Nibe Industrier AB, B Shares	16,097	160,159
Sagax AB, B Shares	5,516	142,725
Samhallsbyggnadsbolaget i Norden AB (A)	53,663	170,140
Samhallsbyggnadsbolaget i Norden AB, Class D (A)	5,087	13,401
Sandvik AB (A)	31,702	609,383
Securitas AB, B Shares (A)	21,679	258,886
Sinch AB (A)(B)(C)	8,533	38,647
Skandinaviska Enskilda Banken AB, A Shares	33,542	382,056
Skandinaviska Enskilda Banken AB, C Shares	313	3,854
Skanska AB, B Shares	34,927	676,011
SKF AB, B Shares	38,794	643,110
Svenska Cellulosa AB SCA, B Shares	16,388	321,540
Svenska Handelsbanken AB, A Shares	39,321	401,427
Svenska Handelsbanken AB, B Shares (A)	1,561	17,756
Sweco AB, B Shares	7,803	111,308
Swedbank AB, A Shares	26,008	416,809
Swedish Match AB (A)	19,695	158,150
Swedish Orphan Biovitrum AB (B)	13,402	283,960
Tele2 AB, B Shares (A)	55,061	732,584
Telefonaktiebolaget LM Ericsson, B Shares	51,088	413,937
Telia Company AB	78,965	329,621
Trelleborg AB, B Shares (A)	17,692	393,824
Vitrolife AB	797	20,785
Volvo AB, A Shares	14,008	232,576
Volvo AB, B Shares	77,103	1,247,397
Switzerland - 10.3%		49,486,963
ABB, Ltd.	63,410	1,933,690
Alcon, Inc.	31,147	2,255,843
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	33

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG	5	$594,447
Cie Financiere Richemont SA, A Shares	13,453	1,600,805
Coca-Cola HBC AG	19,659	404,166
Geberit AG	1,620	934,631
Givaudan SA	457	1,833,838
Glencore PLC (B)	392,359	2,449,735
Holcim, Ltd. (B)	36,956	1,833,237
Kuehne + Nagel International AG	3,008	852,522
Lonza Group AG	1,483	883,704
Nestle SA	60,288	7,825,975
Novartis AG	49,077	4,374,029
Partners Group Holding AG	1,537	1,658,690
Roche Holding AG	13,812	5,156,822
Roche Holding AG, Bearer Shares	933	377,564
Schindler Holding AG	1,039	202,737
Schindler Holding AG, Participation Certificates	2,211	431,426
Sika AG	9,374	2,906,891
Sonova Holding AG	1,708	625,026
STMicroelectronics NV	58,531	2,206,540
Straumann Holding AG	4,790	575,155
Swiss Re AG	24,780	2,050,512
Swisscom AG	3,465	2,059,045
UBS Group AG	100,136	1,724,384
Zurich Insurance Group AG	3,778	1,735,549
United Arab Emirates - 0.0%		52
NMC Health PLC (B)	5,181	52
United Kingdom - 14.8%		71,647,076
3i Group PLC	100,832	1,677,379
Admiral Group PLC	20,623	653,519
Anglo American PLC	45,496	2,048,332
Ashtead Group PLC	21,000	1,101,815
Associated British Foods PLC	10,766	217,146
AstraZeneca PLC	15,595	2,092,660
Auto Trader Group PLC (C)	60,317	480,722
AVEVA Group PLC	6,133	167,475
Aviva PLC	177,781	967,144
B&M European Value Retail SA	53,555	329,602
BAE Systems PLC	88,980	826,687
Barclays PLC	466,570	868,124
Barratt Developments PLC	77,580	481,652
BP PLC	441,959	2,172,632
British American Tobacco PLC	43,699	1,839,045
BT Group PLC	658,599	1,466,457
Bunzl PLC	24,580	957,592
Burberry Group PLC	34,822	695,570
CNH Industrial NV	27,771	402,248
Coca-Cola Europacific Partners PLC	13,996	719,060
Compass Group PLC	27,552	588,748
Croda International PLC	7,601	744,740
Diageo PLC	53,498	2,699,097
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
Entain PLC (B)	34,509	$657,906
Ferguson PLC	6,077	773,649
GlaxoSmithKline PLC	98,983	2,233,190
Halma PLC	20,260	629,552
Hargreaves Lansdown PLC	23,456	270,106
Howden Joinery Group PLC	18,623	178,024
HSBC Holdings PLC	483,057	3,040,276
Imperial Brands PLC	58,492	1,223,456
Informa PLC (B)	97,384	702,539
InterContinental Hotels Group PLC	6,683	433,957
Intermediate Capital Group PLC	12,016	233,457
Intertek Group PLC	11,197	704,017
J Sainsbury PLC	164,324	481,319
JD Sports Fashion PLC	164,497	275,506
Kingfisher PLC	139,496	443,623
Land Securities Group PLC	25,340	239,435
Legal & General Group PLC	292,157	924,711
Lloyds Banking Group PLC	1,710,771	985,445
London Stock Exchange Group PLC	4,283	425,668
M&G PLC	146,654	394,394
Meggitt PLC (B)	22,985	223,647
Melrose Industries PLC	265,436	393,574
Mondi PLC	51,564	977,553
National Grid PLC	94,787	1,420,921
NatWest Group PLC	106,282	290,893
Next PLC	13,044	986,863
Ocado Group PLC (B)	7,317	84,883
Persimmon PLC	20,880	550,512
Phoenix Group Holdings PLC	31,283	239,190
Prudential PLC	29,263	371,071
Reckitt Benckiser Group PLC	13,211	1,034,993
RELX PLC	51,316	1,541,745
Rentokil Initial PLC	122,737	847,530
Rightmove PLC	50,635	393,131
Rio Tinto PLC	34,804	2,493,319
Rolls-Royce Holdings PLC (B)	321,027	335,700
Schroders PLC	8,175	291,490
Schroders PLC, Non-Voting Shares	3,353	99,559
Segro PLC	31,107	524,311
Severn Trent PLC	15,165	598,988
Shell PLC	168,333	4,592,466
Smith & Nephew PLC	18,395	300,927
Smiths Group PLC	26,158	485,231
Spirax-Sarco Engineering PLC	4,844	738,920
SSE PLC	49,423	1,159,416
St. James’s Place PLC	34,617	564,132
Standard Chartered PLC	200,433	1,388,570
Taylor Wimpey PLC	243,728	388,315
Tesco PLC	354,232	1,209,689
The Sage Group PLC	62,513	578,749
Unilever PLC	60,641	2,831,454
34	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
United Utilities Group PLC	64,036	$925,372
Vodafone Group PLC	1,130,909	1,725,694
Whitbread PLC (B)	15,544	549,752
WPP PLC	84,075	1,060,840
United States - 0.0%		63,057

Carnival PLC (B)	3,904	63,057

PREFERRED SECURITIES - 0.7%		$3,206,422
(Cost $3,388,818)
Germany - 0.7%		3,206,422
Bayerische Motoren Werke AG	6,265	466,944
Henkel AG & Company KGaA	3,281	212,385
Porsche Automobil Holding SE	11,566	970,512
Sartorius AG	914	346,253
Volkswagen AG	7,703	1,210,328

SHORT-TERM INVESTMENTS - 2.4%		$11,698,442
(Cost $11,699,008)
Short-term funds - 2.4%		11,698,442
John Hancock Collateral Trust, 0.3773% (D)(E)	1,087,154	10,869,912

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (D)	828,530	828,530
Total investments (Multifactor Developed International ETF) (Cost $473,178,972) - 101.3%		$489,008,400
Other assets and liabilities, net - (1.3%)		(6,340,406)
Total net assets - 100.0%		$482,667,994

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	All or a portion of this security is on loan as of 4-30-22.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 4-30-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR EMERGING MARKETS ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS - 98.2%		$648,999,744
(Cost $606,299,177)
Brazil - 4.3%		28,386,524
Ambev SA	314,100	920,951
Americanas SA	44,371	215,037
Atacadao SA	37,400	155,349
B3 SA - Brasil Bolsa Balcao	426,600	1,145,709
Banco Bradesco SA	164,805	496,192
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Brazil (continued)
Banco BTG Pactual SA	72,548	$338,260
Banco do Brasil SA	104,400	700,329
Banco Inter SA	45,634	46,996
BB Seguridade Participacoes SA	108,600	557,671
Caixa Seguridade Participacoes S/A	26,600	42,111
CCR SA	186,400	467,110
Centrais Eletricas Brasileiras SA	52,720	430,941
Cia de Saneamento Basico do Estado de Sao Paulo	61,500	553,006
Cia Energetica de Minas Gerais	22,300	86,233
Cia Siderurgica Nacional SA	83,600	355,691
Cosan SA	63,000	267,154
CPFL Energia SA	39,900	291,261
Energisa SA	24,500	235,689
Engie Brasil Energia SA	42,725	361,491
Equatorial Energia SA	152,459	789,356
Hapvida Participacoes e Investimentos SA (A)	255,663	452,761
Hypera SA	46,600	352,121
JBS SA	197,200	1,507,213
Klabin SA	84,300	353,052
Localiza Rent a Car SA	66,585	711,807
Lojas Renner SA	106,984	513,079
Magazine Luiza SA	165,428	163,016
Natura & Company Holding SA	86,600	325,087
Neoenergia SA	45,600	172,927
Pagseguro Digital, Ltd., Class A (B)	16,124	237,184
Petro Rio SA (B)	24,500	132,093
Petroleo Brasileiro SA	565,900	3,821,271
Raia Drogasil SA	174,000	735,394
Rede D’Or Sao Luiz SA (A)	27,236	202,007
Rumo SA	146,090	482,915
Sendas Distribuidora SA	40,300	124,346
StoneCo, Ltd., Class A (B)	14,526	136,835
Suzano SA	80,365	805,078
Telefonica Brasil SA	61,800	663,774
TIM SA	157,300	428,174
TOTVS SA	23,900	154,292
Vale SA	366,700	6,167,449
Vibra Energia SA	166,500	710,084
WEG SA	95,100	578,028
Chile - 0.4%		2,469,737
Banco de Chile	3,808,662	380,174
Banco de Credito e Inversiones SA	7,116	220,141
Banco Santander Chile	5,927,541	285,103
Cencosud SA	266,630	426,646
Cia Sud Americana de Vapores SA	827,839	93,551
Empresas CMPC SA	176,441	262,888
Empresas COPEC SA	39,076	287,212
Enel Americas SA	2,420,244	253,359
Enel Chile SA	3,767,221	99,320
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	35

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Chile (continued)
Falabella SA	57,467	$161,343
China - 23.5%		155,536,539
360 Security Technology, Inc., Class A	23,600	29,343
Agricultural Bank of China, Ltd., H Shares	3,925,000	1,480,726
Aier Eye Hospital Group Company, Ltd., A Shares	45,231	246,652
Airtac International Group	16,743	461,241
Alibaba Group Holding, Ltd., ADR (B)	89,849	8,723,439
Aluminum Corp. of China, Ltd., H Shares (B)	596,000	284,853
Anhui Conch Cement Company, Ltd., H Shares	286,000	1,563,748
Anhui Gujing Distillery Company, Ltd., A Shares	2,800	83,107
ANTA Sports Products, Ltd.	165,600	1,938,576
Asymchem Laboratories Tianjin Company, Ltd., Class A	800	32,434
Avary Holding Shenzhen Company, Ltd., A Shares	19,200	85,900
Baidu, Inc., ADR (B)	35,991	4,469,002
Bank of Beijing Company, Ltd., Class A	98,600	68,408
Bank of China, Ltd., H Shares	8,333,000	3,292,354
Bank of Communications Company, Ltd., H Shares	3,737,000	2,605,276
Bank of Hangzhou Company, Ltd., A Shares	33,900	78,639
Bank of Jiangsu Company, Ltd., Class A	90,700	100,931
Bank of Nanjing Company, Ltd., Class A	61,300	107,952
Bank of Ningbo Company, Ltd., A Shares	74,315	409,652
Bank of Shanghai Company, Ltd., A Shares	125,000	123,159
Baoshan Iron & Steel Company, Ltd., A Shares	237,300	232,725
Beijing Kingsoft Office Software, Inc., Class A	710	20,340
Bilibili, Inc., Class Z (B)	20,000	518,981
BOE Technology Group Company, Ltd., A Shares	489,100	282,159
BYD Company, Ltd., H Shares	62,000	1,863,283
Changchun High & New Technology Industry Group, Inc., A Shares	3,300	78,665
Chaozhou Three-Circle Group Company, Ltd., Class A	4,200	18,268
China CITIC Bank Corp., Ltd., H Shares	1,720,000	879,055
China Coal Energy Company, Ltd., H Shares	203,000	173,087
China Construction Bank Corp., H Shares	9,715,000	6,921,465
China Eastern Airlines Corp., Ltd., H Shares (B)(C)	106,000	36,071
China Energy Engineering Corp., Ltd., H Shares (C)	364,000	50,567
China Everbright Bank Company, Ltd., H Shares	555,000	202,303
China Feihe, Ltd. (A)	380,000	363,720
China Galaxy Securities Company, Ltd., H Shares	196,000	107,416
China Hongqiao Group, Ltd.	324,000	412,528
China International Capital Corp., Ltd., H Shares (A)	258,800	525,111
China Jushi Company, Ltd., Class A	26,800	63,999
China Life Insurance Company, Ltd., H Shares	930,000	1,365,459
China Longyuan Power Group Corp., H Shares	527,000	1,035,711
China Merchants Bank Company, Ltd., H Shares	411,500	2,512,168
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
China Merchants Securities Company, Ltd., H Shares (A)	125,140	$130,943
China Merchants Shekou Industrial Zone Holdings Company, Ltd., A Shares	40,700	96,822
China Minsheng Banking Corp., Ltd., H Shares (C)	1,012,500	385,842
China Molybdenum Company, Ltd., H Shares	654,000	332,578
China National Building Material Company, Ltd., H Shares	502,000	675,633
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	22,300	107,251
China Pacific Insurance Group Company, Ltd., H Shares	500,600	1,120,363
China Petroleum & Chemical Corp., H Shares	4,102,000	2,033,708
China Resources Microelectronics, Ltd., Class A	2,249	16,621
China Resources Mixc Lifestyle Services, Ltd. (A)	18,600	90,438
China Shenhua Energy Company, Ltd., H Shares	405,000	1,305,927
China Southern Airlines Company, Ltd., H Shares (B)	144,000	81,304
China Tourism Group Duty Free Corp., Ltd., A Shares	13,000	359,173
China Tower Corp., Ltd., H Shares (A)	4,896,000	574,080
China Vanke Company, Ltd., H Shares	338,772	804,816
Chongqing Brewery Company, Ltd., Class A	1,300	24,759
Chongqing Zhifei Biological Products Company, Ltd., A Shares	12,400	177,896
CITIC Securities Company, Ltd., H Shares	351,750	780,954
CITIC, Ltd.	395,000	411,304
Contemporary Amperex Technology Company, Ltd., A Shares	10,900	677,382
COSCO SHIPPING Holdings Company, Ltd., H Shares (B)(C)	639,699	1,015,868
Country Garden Holdings Company, Ltd.	1,883,284	1,312,945
Country Garden Services Holdings Company, Ltd.	203,000	875,786
CSC Financial Company, Ltd., H Shares (A)	138,000	128,042
CSPC Pharmaceutical Group, Ltd.	1,699,840	1,754,836
East Money Information Company, Ltd., A Shares	70,272	243,024
Ecovacs Robotics Company, Ltd., Class A	2,900	47,592
ENN Energy Holdings, Ltd.	163,300	2,204,071
Eve Energy Company, Ltd., A Shares	14,700	147,000
Flat Glass Group Company, Ltd., H Shares (C)	35,000	126,686
Focus Media Information Technology Company, Ltd., A Shares	116,200	102,846
Foshan Haitian Flavouring & Food Company, Ltd., Class A	7,370	91,210
Fuyao Glass Industry Group Company, Ltd. , H Shares (A)	131,200	545,123
Ganfeng Lithium Company, Ltd., H Shares (A)	18,000	219,777
GF Securities Company, Ltd., H Shares	209,000	264,242
Gigadevice Semiconductor Beijing, Inc., Class A	2,200	41,685
GoerTek, Inc., A Shares	42,800	227,743
Gotion High-tech Company, Ltd., Class A (B)	3,700	15,054
36	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Great Wall Motor Company, Ltd., H Shares	383,000	$551,595
Guangdong Haid Group Company, Ltd., A Shares	11,800	110,494
Guangzhou Automobile Group Company, Ltd., H Shares	278,000	239,871
Guangzhou Tinci Materials Technology Company, Ltd., Class A (B)	5,800	65,969
Guotai Junan Securities Company, Ltd., H Shares (A)	154,000	200,200
Haier Smart Home Company, Ltd., H Shares	376,000	1,360,973
Haitong Securities Company, Ltd., H Shares	431,200	303,362
Hangzhou First Applied Material Company, Ltd., Class A	3,400	47,869
Hangzhou Silan Microelectronics Company, Ltd., Class A	2,500	15,940
Hangzhou Tigermed Consulting Company, Ltd., A Shares	3,800	51,661
Hansoh Pharmaceutical Group Company, Ltd. (A)	126,000	209,086
Henan Shuanghui Investment & Development Company, Ltd., A Shares	16,500	74,522
Hengli Petrochemical Company, Ltd., A Shares	87,900	279,567
Huadong Medicine Company, Ltd., Class A	4,800	24,849
Huaneng Power International, Inc., H Shares	198,000	100,689
Huatai Securities Company, Ltd., H Shares (A)	231,800	322,020
Huaxia Bank Company, Ltd., Class A	94,009	77,782
Huayu Automotive Systems Company, Ltd., Class A	11,700	34,814
Huazhu Group, Ltd., ADR	10,831	327,529
Huizhou Desay Sv Automotive Company, Ltd., Class A	1,200	21,776
Hundsun Technologies, Inc., Class A	2,900	16,765
Iflytek Company, Ltd., A Shares	14,400	80,887
Imeik Technology Development Company, Ltd., Class A	300	23,569
Industrial & Commercial Bank of China, Ltd., H Shares	6,783,000	4,097,732
Industrial Bank Company, Ltd., A Shares	160,900	500,263
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A	253,000	72,209
Inner Mongolia Yili Industrial Group Company, Ltd., A Shares	46,900	273,910
JA Solar Technology Company, Ltd., Class A	5,500	67,992
JD.com, Inc., ADR (B)	73,100	4,507,346
Jiangsu Eastern Shenghong Company, Ltd., Class A	8,200	15,250
Jiangsu Hengli Hydraulic Company, Ltd., A Shares	6,100	42,534
Jiangsu Hengrui Medicine Company, Ltd., A Shares	34,851	155,975
Jiangsu King’s Luck Brewery JSC, Ltd., Class A	4,100	27,935
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., A Shares	9,890	238,819
KE Holdings, Inc., ADR (B)	13,257	187,984
Kweichow Moutai Company, Ltd., A Shares	6,000	1,665,444
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
LB Group Company, Ltd., Class A	9,200	$25,559
Lenovo Group, Ltd.	1,518,000	1,485,855
Lens Technology Company, Ltd., A Shares	62,500	96,402
Li Auto, Inc., ADR (B)	20,911	469,034
Li Ning Company, Ltd.	259,500	2,068,750
Longfor Group Holdings, Ltd. (A)	312,000	1,550,824
LONGi Green Energy Technology Company, Ltd., A Shares	41,640	429,612
Luxshare Precision Industry Company, Ltd., A Shares	57,500	269,561
Luzhou Laojiao Company, Ltd., A Shares	11,700	374,304
Mango Excellent Media Company, Ltd., A Shares	11,715	63,670
Meituan, Class B (A)(B)	183,200	4,016,033
Metallurgical Corp. of China, Ltd., H Shares	375,000	97,022
Montage Technology Company, Ltd., Class A	1,968	17,344
Muyuan Foods Company, Ltd., A Shares	38,460	304,959
NARI Technology Company, Ltd., A Shares	37,300	181,205
NAURA Technology Group Company, Ltd., Class A	2,300	83,452
NetEase, Inc., ADR	26,851	2,559,706
New China Life Insurance Company, Ltd., H Shares	145,600	372,065
New Hope Liuhe Company, Ltd., A Shares (B)	12,800	27,263
Ninestar Corp., Class A	3,100	19,258
Ningbo Ronbay New Energy Technology Company, Ltd., Class A	1,067	15,117
Ningxia Baofeng Energy Group Company, Ltd., Class A	18,300	39,173
NIO, Inc., ADR (B)	126,865	2,118,646
Nongfu Spring Company, Ltd., H Shares (A)	78,800	421,812
Oppein Home Group, Inc., Class A	2,400	42,440
Orient Securities Company, Ltd., H Shares (A)	71,200	43,467
PetroChina Company, Ltd., H Shares	1,504,000	728,408
Pharmaron Beijing Company, Ltd., H Shares (A)	13,500	171,887
PICC Property & Casualty Company, Ltd., H Shares	1,302,000	1,337,487
Pinduoduo, Inc., ADR (B)	27,891	1,201,823
Ping An Bank Company, Ltd., A Shares	216,200	502,837
Ping An Insurance Group Company of China, Ltd., H Shares	922,000	6,040,007
Poly Developments and Holdings Group Company, Ltd., A Shares	127,000	349,361
Postal Savings Bank of China Company, Ltd., H Shares (A)	1,163,000	889,353
Rongsheng Petrochemical Company, Ltd., A Shares	88,350	184,023
SAIC Motor Corp., Ltd., Class A	25,200	61,020
Sangfor Technologies, Inc., A Shares	1,500	20,301
Sany Heavy Industry Company, Ltd., A Shares	77,900	195,134
Satellite Chemical Company, Ltd., Class A	11,600	63,468
SDIC Power Holdings Company, Ltd., Class A	23,200	34,094
Seazen Holdings Company, Ltd., A Shares	21,800	91,741
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	37

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
SF Holding Company, Ltd., A Shares (B)	24,700	$192,365
SG Micro Corp., Class A	900	38,257
Shaanxi Coal Industry Company, Ltd., A Shares	88,200	230,442
Shandong Gold Mining Company, Ltd., H Shares (A)(C)	82,720	152,870
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	13,100	60,061
Shanghai Baosight Software Company, Ltd., Class A	6,000	43,349
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	56,500	244,113
Shanghai International Airport Company, Ltd., A Shares (B)	14,500	108,745
Shanghai Pudong Development Bank Company, Ltd., Class A	198,000	241,375
Shanghai Putailai New Energy Technology Company, Ltd., Class A (B)	3,200	57,685
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., A Shares	9,145	377,629
Shenwan Hongyuan Group Company, Ltd., H Shares (A)	184,000	38,694
Shenzhen Inovance Technology Company, Ltd., A Shares	19,150	167,748
Shenzhen Kangtai Biological Products Company, Ltd., A Shares	3,000	29,481
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., A Shares	8,500	403,256
Shenzhen Transsion Holdings Company, Ltd., Class A	2,141	27,498
Shenzhou International Group Holdings, Ltd.	146,200	2,029,171
Silergy Corp.	5,000	460,552
Smoore International Holdings, Ltd. (A)(C)	225,000	483,486
Sungrow Power Supply Company, Ltd., A Shares	9,600	92,109
Sunny Optical Technology Group Company, Ltd.	111,500	1,655,557
TBEA Company, Ltd., Class A	23,800	70,023
TCL Technology Group Corp., A Shares	152,500	96,774
Tencent Holdings, Ltd.	440,500	21,188,055
Tencent Music Entertainment Group, ADR (B)	38,614	164,110
The People’s Insurance Company Group of China, Ltd., H Shares	1,076,000	345,586
Tianjin Zhonghuan Semiconductor Company, Ltd., Class A	12,400	73,455
Tingyi Cayman Islands Holding Corp.	218,000	399,539
Tongwei Company, Ltd., A Shares	38,100	237,727
Trip.com Group, Ltd., ADR (B)	60,745	1,436,619
Tsingtao Brewery Company, Ltd., H Shares	28,000	229,998
Unigroup Guoxin Microelectronics Company, Ltd., Class A	3,300	91,681
Walvax Biotechnology Company, Ltd., Class A	5,200	42,195
Wanhua Chemical Group Company, Ltd., A Shares	36,300	429,020
Want Want China Holdings, Ltd.	359,000	324,402
Weichai Power Company, Ltd., H Shares	393,000	555,980
Wens Foodstuffs Group Company, Ltd., Class A	20,100	56,940
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Will Semiconductor Company, Ltd., A Shares	6,200	$141,658
Wingtech Technology Company, Ltd., A Shares	7,800	77,893
Wuliangye Yibin Company, Ltd., A Shares	22,900	563,652
WuXi AppTec Company, Ltd., H Shares (A)	40,780	566,522
WuXi Biologics Cayman, Inc. (A)(B)	243,500	1,862,060
Wuxi Lead Intelligent Equipment Company, Ltd., Class A	5,700	38,309
Xinyi Solar Holdings, Ltd.	924,006	1,394,344
XPeng, Inc., ADR (B)	22,203	546,416
Yankuang Energy Group Company, Ltd., H Shares	194,000	553,851
Yealink Network Technology Corp., Ltd., Class A	2,500	29,444
Yonyou Network Technology Company, Ltd., A Shares	14,100	40,971
Yum China Holdings, Inc.	64,640	2,701,952
Yunnan Baiyao Group Company, Ltd., A Shares	8,600	99,591
Yunnan Energy New Material Company, Ltd., A Shares (B)	6,700	206,432
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., A Shares	5,400	250,981
Zhejiang Chint Electrics Company, Ltd., Class A	18,700	92,804
Zhejiang Huayou Cobalt Company, Ltd., A Shares	9,200	114,962
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	7,000	53,719
Zhejiang NHU Company, Ltd., A Shares	31,140	126,555
Zhejiang Sanhua Intelligent Controls Company, Ltd., Class A	13,700	34,858
Zhongsheng Group Holdings, Ltd.	84,000	559,918
Zijin Mining Group Company, Ltd., H Shares	1,012,000	1,509,071
ZTO Express Cayman, Inc., ADR	81,264	2,235,573
Hong Kong - 1.6%		10,701,258
Alibaba Health Information Technology, Ltd. (B)	434,000	251,678
China Gas Holdings, Ltd.	476,600	584,349
China Mengniu Dairy Company, Ltd. (B)	304,000	1,650,542
China Resources Beer Holdings Company, Ltd.	244,000	1,446,060
China Resources Gas Group, Ltd.	162,000	616,315
China Resources Land, Ltd.	680,000	3,059,335
China Resources Power Holdings Company, Ltd.	106,000	202,107
Geely Automobile Holdings, Ltd.	1,021,000	1,618,786
Sino Biopharmaceutical, Ltd.	1,938,500	1,025,315
The Wharf Holdings, Ltd.	84,000	246,771
India - 19.4%		127,874,562
Aarti Industries, Ltd.	12,587	145,872
ABB India, Ltd.	3,731	102,838
ACC, Ltd.	18,528	565,917
Adani Enterprises, Ltd.	20,804	636,020
Adani Green Energy, Ltd. (B)	23,090	869,320
Adani Ports & Special Economic Zone, Ltd.	80,083	897,604
Adani Total Gas, Ltd.	27,230	882,257
Adani Transmission, Ltd. (B)	17,963	653,029
38	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Alkem Laboratories, Ltd.	3,978	$169,648
Ambuja Cements, Ltd.	131,129	638,127
Apollo Hospitals Enterprise, Ltd.	11,499	667,895
Ashok Leyland, Ltd.	171,829	285,248
Asian Paints, Ltd.	50,202	2,127,342
Astral, Ltd.	8,372	236,016
AU Small Finance Bank, Ltd. (A)(B)	17,095	310,614
Aurobindo Pharma, Ltd.	65,150	535,399
Avenue Supermarts, Ltd. (A)(B)	10,136	521,336
Axis Bank, Ltd. (B)	258,275	2,466,439
Bajaj Auto, Ltd.	12,634	617,284
Bajaj Finance, Ltd.	18,432	1,607,093
Bajaj Finserv, Ltd.	2,852	555,905
Bajaj Holdings & Investment, Ltd.	4,749	323,299
Balkrishna Industries, Ltd.	7,524	210,205
Bandhan Bank, Ltd. (A)	142,934	623,586
Bank of Baroda (B)	131,965	194,644
Berger Paints India, Ltd.	36,274	340,852
Bharat Electronics, Ltd.	215,309	669,509
Bharat Petroleum Corp., Ltd.	224,482	1,065,256
Bharti Airtel, Ltd. (B)	297,774	2,880,647
Biocon, Ltd. (B)	34,446	166,907
Bosch, Ltd.	892	169,339
Britannia Industries, Ltd.	14,120	607,340
Canara Bank (B)	20,969	62,845
Cholamandalam Investment and Finance Company, Ltd.	62,543	609,496
Cipla, Ltd.	109,903	1,408,967
Coal India, Ltd.	354,392	847,704
Colgate-Palmolive India, Ltd.	15,330	332,711
Container Corp. of India, Ltd.	31,299	266,283
Dabur India, Ltd.	98,851	720,603
Dalmia Bharat, Ltd.	5,814	115,565
Divi’s Laboratories, Ltd.	16,160	948,777
DLF, Ltd.	82,581	399,712
Dr. Reddy’s Laboratories, Ltd.	12,307	666,221
Eicher Motors, Ltd.	15,027	517,377
GAIL India, Ltd.	224,990	468,567
Godrej Consumer Products, Ltd. (B)	69,253	709,449
Godrej Properties, Ltd. (B)	9,181	188,562
Grasim Industries, Ltd.	51,050	1,125,648
Gujarat Gas, Ltd.	22,494	141,834
Havells India, Ltd.	36,628	626,690
HCL Technologies, Ltd.	133,235	1,892,489
HDFC Asset Management Company, Ltd. (A)	5,672	151,145
HDFC Bank, Ltd.	391,388	7,075,883
HDFC Life Insurance Company, Ltd. (A)	53,527	407,251
Hero MotoCorp, Ltd.	27,795	908,653
Hindalco Industries, Ltd.	288,384	1,823,656
Hindustan Aeronautics, Ltd.	18,732	390,605
Hindustan Petroleum Corp., Ltd.	157,594	558,797
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Hindustan Unilever, Ltd.	97,010	$2,849,036
Honeywell Automation India, Ltd.	230	120,352
Housing Development Finance Corp., Ltd.	181,683	5,292,972
ICICI Bank, Ltd.	475,138	4,618,521
ICICI Lombard General Insurance Company, Ltd. (A)	23,089	388,051
ICICI Prudential Life Insurance Company, Ltd. (A)	29,574	203,111
Indian Oil Corp., Ltd.	544,154	899,419
Indian Railway Catering & Tourism Corp, Ltd.	17,781	173,757
Indus Towers, Ltd. (B)	206,269	565,980
Info Edge India, Ltd.	4,932	300,785
Infosys, Ltd.	333,361	6,837,951
InterGlobe Aviation, Ltd. (A)(B)	7,872	191,954
ITC, Ltd.	415,625	1,410,926
Jindal Steel & Power, Ltd.	72,946	516,064
JSW Energy, Ltd.	38,569	160,951
JSW Steel, Ltd.	275,629	2,618,642
Jubilant Foodworks, Ltd.	44,985	320,605
Kotak Mahindra Bank, Ltd.	86,242	2,019,186
L&T Technology Services, Ltd. (A)	2,273	121,325
Larsen & Toubro Infotech, Ltd. (A)	5,293	334,302
Larsen & Toubro, Ltd.	81,666	1,815,097
Lupin, Ltd.	30,237	294,746
Mahindra & Mahindra, Ltd.	132,620	1,603,046
Marico, Ltd.	78,734	536,669
Maruti Suzuki India, Ltd.	10,731	1,078,259
Max Healthcare Institute, Ltd. (B)	17,108	91,994
Mindtree, Ltd.	4,899	227,895
Motherson Sumi Systems, Ltd.	200,510	360,534
Mphasis, Ltd.	7,220	267,766
Muthoot Finance, Ltd.	23,936	395,257
Nestle India, Ltd.	4,275	1,023,481
NMDC, Ltd.	166,016	348,570
NTPC, Ltd.	934,046	1,912,874
Oil & Natural Gas Corp., Ltd.	462,941	971,091
Oracle Financial Services Software, Ltd.	1,366	64,045
Page Industries, Ltd.	364	217,474
Petronet LNG, Ltd.	167,430	446,049
PI Industries, Ltd.	5,543	205,927
Pidilite Industries, Ltd.	19,813	628,532
Piramal Enterprises, Ltd.	15,667	444,294
Power Grid Corp. of India, Ltd.	744,623	2,237,498
Procter & Gamble Hygiene & Health Care, Ltd.	1,498	275,472
Punjab National Bank (B)	247,148	113,321
Reliance Industries, Ltd.	284,001	10,401,512
SBI Cards & Payment Services, Ltd.	7,167	77,626
SBI Life Insurance Company, Ltd. (A)	27,395	395,842
Shree Cement, Ltd.	1,291	436,240
Shriram Transport Finance Company, Ltd.	23,085	362,496
Siemens, Ltd.	8,950	266,946
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	39

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Sona Blw Precision Forgings, Ltd. (A)	6,679	$55,525
SRF, Ltd.	13,769	453,908
State Bank of India	226,707	1,470,700
Steel Authority of India, Ltd.	234,775	297,145
Sun Pharmaceutical Industries, Ltd.	136,428	1,659,784
Tata Communications, Ltd.	10,493	150,307
Tata Consultancy Services, Ltd.	91,046	4,225,806
Tata Consumer Products, Ltd.	65,049	701,483
Tata Elxsi, Ltd.	1,996	202,100
Tata Motors, Ltd. (B)	399,312	2,282,492
Tata Power Company, Ltd.	153,051	485,226
Tata Steel, Ltd.	146,670	2,436,745
Tech Mahindra, Ltd.	111,678	1,832,970
Titan Company, Ltd.	42,390	1,367,676
Torrent Pharmaceuticals, Ltd.	6,377	235,668
Trent, Ltd.	6,154	98,755
UltraTech Cement, Ltd.	10,727	928,268
United Breweries, Ltd.	7,119	148,033
United Spirits, Ltd. (B)	34,850	393,440
UPL, Ltd.	114,142	1,236,349
Varun Beverages, Ltd.	12,963	183,882
Vedanta, Ltd.	372,101	1,992,846
Voltas, Ltd.	8,357	137,732
Wipro, Ltd.	165,935	1,102,724
Zydus Lifesciences, Ltd.	52,697	242,278
Indonesia - 2.4%		15,684,927
Adaro Energy Indonesia Tbk PT	1,211,300	279,074
Aneka Tambang Tbk (B)	714,500	128,144
Astra International Tbk PT	2,538,600	1,326,474
Bank Central Asia Tbk PT	4,693,800	2,630,691
Bank Jago Tbk PT (B)	175,100	140,713
Bank Mandiri Persero Tbk PT	2,263,400	1,397,353
Bank Negara Indonesia Persero Tbk PT	1,318,200	838,821
Bank Rakyat Indonesia Persero Tbk PT	7,471,750	2,509,997
Barito Pacific Tbk PT	3,014,300	176,737
Charoen Pokphand Indonesia Tbk PT	1,264,900	449,351
Elang Mahkota Teknologi Tbk PT (B)	1,839,500	379,396
Gudang Garam Tbk PT	87,900	186,144
Indah Kiat Pulp & Paper Tbk PT	318,100	166,214
Indocement Tunggal Prakarsa Tbk PT	258,900	187,072
Indofood CBP Sukses Makmur Tbk PT	423,500	222,749
Indofood Sukses Makmur Tbk PT	871,400	378,687
Kalbe Farma Tbk PT	3,022,900	341,971
Mayora Indah Tbk PT	721,900	87,144
Merdeka Copper Gold Tbk PT (B)	1,013,389	370,488
Sarana Menara Nusantara Tbk PT	2,874,100	200,237
Semen Indonesia Persero Tbk PT	563,400	248,725
Telkom Indonesia Persero Tbk PT	6,376,000	2,031,946
Tower Bersama Infrastructure Tbk PT (B)	798,300	165,750
United Tractors Tbk PT	344,500	719,441
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Indonesia (continued)
Vale Indonesia Tbk PT	241,500	$121,608
Malaysia - 2.0%		13,194,658
Axiata Group BHD	345,295	278,393
CIMB Group Holdings BHD	720,672	860,800
Dialog Group BHD	434,400	249,454
DiGi.Com BHD	358,700	314,743
Genting BHD	383,500	407,857
Genting Malaysia BHD	450,500	315,614
HAP Seng Consolidated BHD	70,600	121,140
Hartalega Holdings BHD	231,800	234,276
Hong Leong Bank BHD	72,900	351,313
Hong Leong Financial Group BHD	42,200	188,051
IHH Healthcare BHD	206,200	313,077
IOI Corp. BHD	303,800	325,886
Kuala Lumpur Kepong BHD	53,875	364,570
Malayan Banking BHD	614,786	1,280,834
Maxis BHD	218,700	190,895
MISC BHD	171,100	306,946
Nestle Malaysia BHD	6,200	189,696
Petronas Chemicals Group BHD	175,900	412,932
Petronas Dagangan BHD	55,000	274,653
Petronas Gas BHD	74,000	288,623
PPB Group BHD	92,300	364,239
Press Metal Aluminium Holdings BHD	375,400	516,515
Public Bank BHD	2,041,300	2,199,081
RHB Bank BHD	309,403	444,187
Sime Darby BHD	489,300	262,998
Sime Darby Plantation BHD	208,538	251,002
Telekom Malaysia BHD	207,500	237,837
Tenaga Nasional BHD	600,100	1,246,102
Top Glove Corp. BHD	635,400	245,199
Westports Holdings BHD	174,300	157,745
Mexico - 2.6%		17,390,532
America Movil SAB de CV, Series L	2,606,088	2,541,154
Arca Continental SAB de CV	67,464	428,648
Cemex SAB de CV (B)	2,537,888	1,120,434
El Puerto de Liverpool SAB de CV, Series C1	23,956	121,350
Fibra Uno Administracion SA de CV	288,240	314,955
Fomento Economico Mexicano SAB de CV	164,448	1,229,865
Gruma SAB de CV, Class B	12,155	144,751
Grupo Aeroportuario del Pacifico SAB de CV, Series B (B)	39,428	607,363
Grupo Aeroportuario del Sureste SAB de CV, Series B	21,319	464,853
Grupo Bimbo SAB de CV, Series A	287,100	883,872
Grupo Carso SAB de CV, Series A1	59,004	192,290
Grupo Elektra SAB de CV (B)	4,301	254,583
Grupo Financiero Banorte SAB de CV, Series O	323,204	2,130,041
Grupo Financiero Inbursa SAB de CV, Series O (B)	373,140	633,891
Grupo Mexico SAB de CV, Series B	472,108	2,211,275
40	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Mexico (continued)
Grupo Televisa SAB	485,852	$902,023
Industrias Penoles SAB de CV	14,543	159,999
Kimberly-Clark de Mexico SAB de CV, Class A	181,400	252,432
Orbia Advance Corp. SAB de CV	217,000	521,646
Wal-Mart de Mexico SAB de CV	641,940	2,275,107
Philippines - 1.1%		7,062,930
Aboitiz Equity Ventures, Inc.	375,270	363,733
Aboitiz Power Corp.	462,000	284,519
AC Energy Corp.	498,000	68,874
Ayala Corp.	30,640	432,851
Ayala Land, Inc.	754,300	463,084
Bank of the Philippine Islands	413,440	751,565
BDO Unibank, Inc.	267,150	665,252
Emperador, Inc.	145,700	54,423
Globe Telecom, Inc.	5,575	242,415
International Container Terminal Services, Inc.	96,880	400,102
JG Summit Holdings, Inc.	368,903	393,600
Jollibee Foods Corp.	49,880	205,425
Manila Electric Company	48,470	327,188
Metropolitan Bank & Trust Company	358,952	351,354
Monde Nissin Corp. (A)(B)	395,600	98,360
PLDT, Inc.	16,090	575,116
SM Investments Corp.	31,405	512,237
SM Prime Holdings, Inc.	829,600	556,192
Universal Robina Corp.	161,270	316,640
Poland - 0.8%		5,523,202
Allegro.eu SA (A)(B)	29,430	152,767
Bank Polska Kasa Opieki SA	27,440	605,985
CD Projekt SA	6,281	171,236
Cyfrowy Polsat SA	37,473	204,524
Dino Polska SA (A)(B)	6,649	431,670
ING Bank Slaski SA	2,649	117,598
KGHM Polska Miedz SA	17,803	581,518
LPP SA	179	379,371
mBank SA (B)	1,399	94,326
PGE Polska Grupa Energetyczna SA (B)	117,127	260,828
Polski Koncern Naftowy ORLEN SA	56,596	960,612
Polskie Gornictwo Naftowe i Gazownictwo SA	219,574	308,263
Powszechna Kasa Oszczednosci Bank Polski SA (B)	105,745	781,840
Powszechny Zaklad Ubezpieczen SA	43,078	298,020
Santander Bank Polska SA	2,864	174,644
Romania - 0.0%		249,878
NEPI Rockcastle PLC	41,121	249,878
Russia - 0.3%		1,660,008
Gazprom PJSC, ADR (D)	551,670	409,891
Lukoil PJSC, ADR (D)	57,062	407,594
MMC Norilsk Nickel PJSC, ADR (D)	94,236	340,475
Novatek PJSC, GDR (D)	5,960	104,008
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Russia (continued)
Novolipetsk Steel PJSC, GDR (D)	6,243	$17,162
Novolipetsk Steel PJSC, GDR (London Stock Exchange) (D)	174	478
Polyus PJSC, GDR (D)	6,556	75,728
Polyus PJSC, GDR (London Stock Exchange) (D)	318	3,673
Rosneft Oil Company PJSC, GDR (D)	223,704	158,606
Sberbank of Russia PJSC, ADR (D)	263,203	142,393
Saudi Arabia - 3.9%		25,720,868
Al Rajhi Bank	103,768	4,885,739
Alinma Bank	97,684	1,079,504
Almarai Company JSC	26,094	361,760
Bank AlBilad (B)	33,933	468,628
Bank Al-Jazira	36,725	309,893
Banque Saudi Fransi	64,477	931,709
Bupa Arabia for Cooperative Insurance Company	2,683	118,885
Dr Sulaiman Al Habib Medical Services Group Company	10,097	538,392
Etihad Etisalat Company	79,415	915,724
Jarir Marketing Company	7,535	385,710
Mouwasat Medical Services Company	4,007	257,462
Riyad Bank	136,978	1,490,003
SABIC Agri-Nutrients Company	24,826	1,076,226
Sahara International Petrochemical Company	54,147	827,190
Saudi Arabian Mining Company (B)	32,542	1,197,290
Saudi Basic Industries Corp.	68,244	2,383,482
Saudi Electricity Company	93,960	677,620
Saudi Industrial Investment Group	13,681	120,367
Saudi Kayan Petrochemical Company (B)	127,795	643,268
Saudi Research & Media Group (B)	1,961	138,234
Saudi Telecom Company	50,448	1,560,192
The Saudi British Bank	35,178	420,639
The Saudi National Bank	194,316	4,092,717
The Savola Group	22,354	212,765
Yanbu National Petrochemical Company	38,519	627,469
South Africa - 4.7%		30,748,792
Absa Group, Ltd. (C)	142,277	1,545,808
African Rainbow Minerals, Ltd.	18,320	303,348
Anglo American Platinum, Ltd.	6,362	705,810
AngloGold Ashanti, Ltd.	63,688	1,325,322
Aspen Pharmacare Holdings, Ltd.	46,982	505,369
Bid Corp., Ltd.	35,915	750,488
Capitec Bank Holdings, Ltd. (C)	11,329	1,592,424
Clicks Group, Ltd.	30,990	609,014
Discovery, Ltd. (B)	78,974	760,268
Exxaro Resources, Ltd. (C)	30,906	442,596
FirstRand, Ltd.	619,554	2,682,890
Gold Fields, Ltd.	150,258	2,067,725
Impala Platinum Holdings, Ltd.	117,641	1,533,786
Investec, Ltd.	29,914	182,004
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	41

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Africa (continued)
Kumba Iron Ore, Ltd.	6,043	$204,028
Mr. Price Group, Ltd.	15,052	204,687
MTN Group, Ltd.	197,949	2,111,247
Naspers, Ltd., N Shares	25,532	2,595,373
Nedbank Group, Ltd.	79,284	1,111,292
Northam Platinum Holdings, Ltd. (B)	41,473	495,486
Old Mutual, Ltd.	658,261	528,100
Pepkor Holdings, Ltd. (A)	99,095	134,205
Sanlam, Ltd.	352,274	1,466,226
Sasol, Ltd. (B)	65,426	1,624,786
Shoprite Holdings, Ltd.	69,820	1,010,997
Sibanye Stillwater, Ltd.	338,319	1,193,381
Standard Bank Group, Ltd. (C)	159,622	1,695,503
The Bidvest Group, Ltd.	24,356	335,783
Vodacom Group, Ltd.	86,562	831,783
Woolworths Holdings, Ltd.	52,986	199,063
South Korea - 12.6%		83,527,679
Amorepacific Corp.	2,604	375,258
AMOREPACIFIC Group	4,019	159,992
Celltrion Healthcare Company, Ltd.	6,602	337,459
Celltrion Pharm, Inc. (B)	1,090	80,188
Celltrion, Inc.	9,696	1,358,675
CJ CheilJedang Corp.	1,604	508,274
CJ Logistics Corp. (B)	672	65,809
Coway Company, Ltd.	10,307	581,820
DB Insurance Company, Ltd.	5,479	293,580
Doosan Enerbility (B)	13,498	221,384
Ecopro BM Company, Ltd.	557	211,270
E-MART, Inc.	3,204	336,726
F&F Company, Ltd.	725	81,389
GS Holdings Corp.	7,807	271,629
Hana Financial Group, Inc.	50,394	1,885,763
Hanjin Kal Corp. (B)	1,495	68,441
Hankook Tire & Technology Company, Ltd.	14,962	415,148
Hanmi Pharm Company, Ltd.	623	154,758
Hanmi Science Company, Ltd.	1,068	43,536
Hanon Systems	23,646	214,621
Hanwha Solutions Corp. (B)	16,988	432,815
HD Hyundai Company, Ltd.	7,334	340,424
HLB, Inc. (B)	4,356	107,860
HMM Company, Ltd.	32,269	729,649
HYBE Company, Ltd. (B)	932	186,623
Hyundai Engineering & Construction Company, Ltd.	11,888	421,664
Hyundai Glovis Company, Ltd.	4,053	674,424
Hyundai Mobis Company, Ltd.	7,448	1,230,462
Hyundai Motor Company	15,936	2,359,949
Hyundai Steel Company	12,274	425,095
Iljin Materials Company, Ltd.	682	47,783
Industrial Bank of Korea	52,425	469,571
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
Kakao Corp.	19,107	$1,367,611
Kakao Games Corp. (B)	2,117	101,973
Kangwon Land, Inc. (B)	9,579	204,393
KB Financial Group, Inc.	49,056	2,284,854
Kia Corp.	32,399	2,161,653
Korea Electric Power Corp. (B)	39,589	728,110
Korea Investment Holdings Company, Ltd.	7,633	429,052
Korea Shipbuilding & Offshore Engineering Company, Ltd. (B)	6,559	479,392
Korea Zinc Company, Ltd.	1,644	753,936
Korean Air Lines Company, Ltd. (B)	18,935	454,530
KT&G Corp.	13,686	900,051
Kumho Petrochemical Company, Ltd.	2,395	294,608
L&F Company, Ltd. (B)	760	132,697
LG Chem, Ltd.	3,737	1,544,190
LG Corp.	21,154	1,234,545
LG Display Company, Ltd.	45,106	601,533
LG Electronics, Inc.	20,439	1,895,815
LG Household & Health Care, Ltd.	1,217	880,775
LG Innotek Company, Ltd.	1,557	432,638
LG Uplus Corp.	64,653	720,654
Lotte Chemical Corp.	3,158	494,066
Lotte Corp.	7,269	198,219
Macquarie Korea Infrastructure Fund	20,293	229,427
Meritz Financial Group, Inc.	4,445	133,952
Meritz Fire & Marine Insurance Company, Ltd.	3,557	125,599
Mirae Asset Securities Company, Ltd.	53,234	341,189
NAVER Corp.	8,330	1,900,115
NCSoft Corp.	1,706	572,515
Netmarble Corp. (A)	2,780	211,599
Orion Corp.	2,693	203,690
Pearl Abyss Corp. (B)	1,846	100,237
POSCO Chemical Company, Ltd.	2,171	235,076
POSCO Holdings, Inc.	8,681	1,997,459
S-1 Corp.	1,829	100,333
Samsung Biologics Company, Ltd. (A)(B)	1,033	689,215
Samsung C&T Corp.	10,971	1,008,878
Samsung Card Company, Ltd.	4,386	116,809
Samsung Electro-Mechanics Company, Ltd.	7,316	966,924
Samsung Electronics Company, Ltd.	452,327	24,272,962
Samsung Engineering Company, Ltd. (B)	4,955	102,572
Samsung Fire & Marine Insurance Company, Ltd.	5,934	992,150
Samsung Heavy Industries Company, Ltd. (B)	103,036	497,132
Samsung Life Insurance Company, Ltd.	13,229	685,675
Samsung SDI Company, Ltd.	3,880	1,887,484
Samsung SDS Company, Ltd.	3,685	435,687
SD Biosensor, Inc.	1,753	63,644
Seegene, Inc.	4,280	138,180
Shinhan Financial Group Company, Ltd.	67,014	2,248,917
SK Biopharmaceuticals Company, Ltd. (B)	1,151	84,126
42	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
SK Bioscience Company, Ltd. (B)	1,287	$138,844
SK Hynix, Inc.	52,203	4,675,826
SK IE Technology Company, Ltd. (A)(B)	1,670	168,861
SK Innovation Company, Ltd. (B)	6,599	1,077,066
SK Telecom Company, Ltd.	18,833	854,682
SK, Inc.	4,807	1,025,697
SKC Company, Ltd.	1,012	122,068
S-Oil Corp.	7,764	639,788
Woori Financial Group, Inc.	78,822	925,656
Yuhan Corp.	3,501	170,311
Taiwan - 15.9%		105,348,568
Accton Technology Corp.	60,000	474,292
Advanced Energy Solution Holding Company, Ltd.	1,000	31,212
Advantech Company, Ltd.	42,989	538,903
ASE Technology Holding Company, Ltd.	497,000	1,611,956
Asia Cement Corp.	429,000	700,070
ASMedia Technology, Inc.	3,000	145,036
Asustek Computer, Inc.	109,000	1,320,181
AU Optronics Corp.	1,484,000	863,449
Catcher Technology Company, Ltd.	125,000	614,917
Cathay Financial Holding Company, Ltd.	1,052,359	2,231,427
Chailease Holding Company, Ltd.	251,806	2,020,394
Chang Hwa Commercial Bank, Ltd.	1,050,712	659,469
Cheng Shin Rubber Industry Company, Ltd.	384,000	435,779
China Airlines, Ltd.	297,000	280,621
China Development Financial Holding Corp.	3,188,159	1,941,526
China Steel Corp.	1,466,000	1,795,478
Chunghwa Telecom Company, Ltd.	365,000	1,622,195
Compal Electronics, Inc.	712,000	537,463
CTBC Financial Holding Company, Ltd.	2,342,000	2,324,083
Delta Electronics, Inc.	134,000	1,136,537
E Ink Holdings, Inc.	29,000	171,193
E.Sun Financial Holding Company, Ltd.	1,781,510	2,045,906
Eclat Textile Company, Ltd.	26,000	430,018
eMemory Technology, Inc.	5,000	217,978
Eva Airways Corp.	149,000	180,212
Evergreen Marine Corp. Taiwan, Ltd.	340,000	1,672,576
Far Eastern New Century Corp.	691,000	704,468
Far EasTone Telecommunications Company, Ltd.	330,000	927,007
Feng TAY Enterprise Company, Ltd.	102,680	667,104
First Financial Holding Company, Ltd.	1,843,354	1,738,571
Formosa Chemicals & Fibre Corp.	483,000	1,309,281
Formosa Petrochemical Corp.	202,000	627,748
Formosa Plastics Corp.	514,000	1,839,731
Formosa Sumco Technology Corp.	3,000	19,847
Fubon Financial Holding Company, Ltd.	958,883	2,420,346
Giant Manufacturing Company, Ltd.	16,000	134,892
Globalwafers Company, Ltd.	39,000	688,029
Hiwin Technologies Corp.	28,962	216,659
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Hon Hai Precision Industry Company, Ltd.	1,169,800	$4,048,094
Hotai Motor Company, Ltd.	38,000	747,740
Hua Nan Financial Holdings Company, Ltd.	1,761,067	1,418,987
Innolux Corp.	1,600,000	740,954
Inventec Corp.	479,000	412,770
Kinsus Interconnect Technology Corp.	14,000	81,457
Largan Precision Company, Ltd.	12,000	688,029
Lite-On Technology Corp.	399,000	879,883
MediaTek, Inc.	128,000	3,604,349
Mega Financial Holding Company, Ltd.	1,351,000	1,906,723
Micro-Star International Company, Ltd.	118,000	484,402
momo.com, Inc.	6,600	177,117
Nan Ya Plastics Corp.	674,000	1,982,521
Nan Ya Printed Circuit Board Corp.	23,000	315,245
Nanya Technology Corp.	188,000	418,409
Nien Made Enterprise Company, Ltd.	8,000	85,088
Novatek Microelectronics Corp.	78,000	1,054,537
Oneness Biotech Company, Ltd. (B)	14,000	92,382
Pegatron Corp.	394,000	939,702
Phison Electronics Corp.	10,000	131,465
Pou Chen Corp.	473,000	496,662
President Chain Store Corp.	93,000	862,937
Quanta Computer, Inc.	410,000	1,165,646
Realtek Semiconductor Corp.	56,000	774,202
Ruentex Development Company, Ltd.	78,000	207,203
Shin Kong Financial Holding Company, Ltd.	2,511,140	837,458
Sino-American Silicon Products, Inc.	90,000	454,954
SinoPac Financial Holdings Company, Ltd.	2,062,000	1,276,704
Synnex Technology International Corp.	78,000	205,086
TA Chen Stainless Pipe	198,000	298,254
Taishin Financial Holding Company, Ltd.	2,078,390	1,367,942
Taiwan Cement Corp.	829,164	1,291,195
Taiwan Cooperative Financial Holding Company, Ltd.	1,679,159	1,623,587
Taiwan High Speed Rail Corp.	347,000	329,630
Taiwan Mobile Company, Ltd.	214,000	787,739
Taiwan Semiconductor Manufacturing Company, Ltd.	1,298,000	23,691,676
The Shanghai Commercial & Savings Bank, Ltd.	383,000	636,698
Unimicron Technology Corp.	139,000	1,004,461
Uni-President Enterprises Corp.	819,000	1,900,548
United Microelectronics Corp.	1,117,000	1,811,423
Vanguard International Semiconductor Corp.	143,000	511,832
Voltronic Power Technology Corp.	4,000	177,096
Walsin Technology Corp. (B)	42,000	174,552
Wan Hai Lines, Ltd.	116,000	574,579
Win Semiconductors Corp.	45,000	298,468
Winbond Electronics Corp.	310,000	286,594
Wiwynn Corp.	17,000	588,285
Yageo Corp.	67,000	919,459
Yang Ming Marine Transport Corp. (B)	222,000	948,992
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	43

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Yuanta Financial Holding Company, Ltd.	2,234,360	$1,982,274
Zhen Ding Technology Holding, Ltd.	99,000	356,024
Thailand - 2.2%		14,607,335
Advanced Info Service PCL, NVDR	128,800	808,526
Airports of Thailand PCL, NVDR (B)	298,000	580,774
Asset World Corp. PCL, NVDR	454,400	64,213
B Grimm Power PCL, NVDR	90,200	85,591
Bangkok Bank PCL, NVDR	70,500	268,620
Bangkok Dusit Medical Services PCL, NVDR	283,200	212,917
Bangkok Expressway & Metro PCL, NVDR	787,500	189,690
Bank of Ayudhya PCL, NVDR	127,400	127,400
Berli Jucker PCL, NVDR	190,000	190,000
BTS Group Holdings PCL, NVDR	937,500	246,350
Bumrungrad Hospital PCL, NVDR	36,300	170,107
Carabao Group PCL, NVDR	38,900	124,366
Central Pattana PCL, NVDR	137,000	242,000
Central Retail Corp. PCL, NVDR	370,000	426,715
Charoen Pokphand Foods PCL, NVDR	812,000	571,364
CP ALL PCL, NVDR	538,800	1,022,540
Delta Electronics Thailand PCL, NVDR	35,100	372,009
Electricity Generating PCL, NVDR	39,100	190,077
Energy Absolute PCL, NVDR	235,800	609,293
Global Power Synergy PCL, NVDR	90,786	176,271
Gulf Energy Development PCL, NVDR	348,240	495,670
Home Product Center PCL, NVDR	488,500	213,942
Indorama Ventures PCL, NVDR	305,900	404,145
Intouch Holdings PCL, NVDR	71,100	145,314
Kasikornbank PCL, NVDR	89,400	399,364
Krung Thai Bank PCL, NVDR	574,800	255,094
Krungthai Card PCL, NVDR	106,300	179,236
Land & Houses PCL, NVDR	510,600	142,372
Minor International PCL, NVDR (B)	271,129	277,066
Muangthai Capital PCL, NVDR	85,600	115,591
Osotspa PCL, NVDR	103,100	105,358
PTT Exploration & Production PCL, NVDR	283,200	1,248,561
PTT Global Chemical PCL, NVDR	218,900	319,562
PTT Oil & Retail Business PCL, NVDR	118,400	86,423
PTT PCL, NVDR	1,253,200	1,372,117
SCB X PCL, NVDR	100,200	336,438
SCG Packaging PCL, NVDR	75,100	121,147
Thai Beverage PCL	1,025,500	508,703
Thai Oil PCL, NVDR	164,300	271,035
The Siam Cement PCL, NVDR	38,600	416,993
TMBThanachart Bank PCL, NVDR	2,749,589	104,364
True Corp. PCL, NVDR	2,913,500	410,017
Turkey - 0.3%		2,260,654
Akbank T.A.S.	369,230	221,697
Aselsan Elektronik Sanayi Ve Ticaret AS	41,070	67,731
BIM Birlesik Magazalar AS	57,714	324,583
Enka Insaat ve Sanayi AS	162,689	173,793
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	134,101	$302,937
Ford Otomotiv Sanayi AS	10,269	206,610
KOC Holding AS	91,998	248,945
Turkcell Iletisim Hizmetleri AS	131,193	191,102
Turkiye Garanti Bankasi AS	240,162	242,167
Turkiye Is Bankasi AS, Class C	184,386	130,694
Turkiye Petrol Rafinerileri AS (B)	9,540	150,395
United Kingdom - 0.0%		67,581
Pepco Group NV (A)(B)	7,178	67,581
United States - 0.2%		983,512
BeiGene, Ltd., ADR (B)	4,017	642,720
Parade Technologies, Ltd.	7,000	340,792

PREFERRED SECURITIES - 1.7%		$11,169,468
(Cost $13,583,148)
Brazil - 1.6%		10,479,368
Banco Bradesco SA	516,447	1,875,069
Banco Inter SA (A)	65,366	69,033
Braskem SA, A Shares	26,900	218,472
Centrais Eletricas Brasileiras SA, B Shares	30,160	244,522
Cia Energetica de Minas Gerais	125,200	370,882
Cia Paranaense de Energia, B Shares	88,500	132,959
Gerdau SA	191,200	1,079,897
Itau Unibanco Holding SA	407,450	1,963,942
Petroleo Brasileiro SA	707,100	4,323,531
Raizen SA	67,100	93,492
Usinas Siderurgicas de Minas Gerais SA, A Shares	47,100	107,569
Chile - 0.1%		690,100

Sociedad Quimica y Minera de Chile SA, B Shares	9,300	690,100

WARRANTS - 0.0%		$281
(Cost $0)
TMBThanachart Bank PCL (Expiration Date: 4-21-23; Strike Price: THB 0.95) (B)	27,496	281

SHORT-TERM INVESTMENTS - 0.6%		$3,804,687
(Cost $3,804,813)
Short-term funds - 0.6%		3,804,687
John Hancock Collateral Trust, 0.3773% (E)(F)	276,780	2,767,388

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (E)	1,037,299	1,037,299
Total investments (Multifactor Emerging Markets ETF) (Cost $623,687,138) - 100.5%		$663,974,180
Other assets and liabilities, net - (0.5%)		(3,121,589)
Total net assets - 100.0%		$660,852,591

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
THB	Thai Bhat

44	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 4-30-22.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 4-30-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR ENERGY ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.8%		$30,518,875
(Cost $24,622,889)
Energy – 99.8%		30,518,875
Energy equipment and services – 11.0%
Baker Hughes Company	33,970	1,053,749
Halliburton Company	29,929	1,066,071
NOV, Inc.	13,688	248,163
Schlumberger NV	25,348	988,825
Oil, gas and consumable fuels – 88.8%
Antero Resources Corp. (A)	9,616	338,483
APA Corp.	8,378	342,912
Cheniere Energy, Inc.	7,037	955,695
Chesapeake Energy Corp. (B)	3,150	258,363
Chevron Corp.	11,670	1,828,339
ConocoPhillips	17,719	1,692,519
Continental Resources, Inc.	3,439	191,105
Coterra Energy, Inc.	29,112	838,134
Devon Energy Corp.	21,149	1,230,237
Diamondback Energy, Inc.	5,612	708,403
EOG Resources, Inc.	10,967	1,280,507
EQT Corp. (A)	13,422	533,525
Exxon Mobil Corp.	21,434	1,827,249
Hess Corp.	11,087	1,142,737
HF Sinclair Corp. (A)	6,840	260,057
Kinder Morgan, Inc.	64,344	1,167,844
Marathon Oil Corp.	47,026	1,171,888
Marathon Petroleum Corp.	11,386	993,542
Matador Resources Company (A)	3,840	187,469
Murphy Oil Corp.	5,128	195,274
New Fortress Energy, Inc.	1,739	67,438
Occidental Petroleum Corp.	32,030	1,764,533
ONEOK, Inc.	17,143	1,085,666
Ovintiv, Inc.	11,368	581,928
PDC Energy, Inc.	3,541	246,949
Phillips 66	13,290	1,153,040
Pioneer Natural Resources Company	3,128	727,166
MULTIFACTOR ENERGY ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Range Resources Corp. (A)	10,045	$300,747
Southwestern Energy Company (A)	21,454	160,905
Targa Resources Corp.	9,250	679,043
The Williams Companies, Inc.	40,299	1,381,853
Valero Energy Corp.	16,761	1,868,517

SHORT-TERM INVESTMENTS – 0.3%		$84,093
(Cost $84,093)
Short-term funds – 0.3%		84,093
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	84,093	84,093
Total investments (Multifactor Energy ETF) (Cost $24,706,982) 100.1%		$30,602,968
Other assets and liabilities, net (0.1%)		(32,270)
Total net assets 100.0%		$30,570,698

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
MULTIFACTOR FINANCIALS ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$25,612,148
(Cost $24,377,674)
Financials – 86.1%		22,083,790
Banks – 26.1%
Bank of America Corp.	20,721	739,325
Bank OZK	955	36,691
BOK Financial Corp.	274	22,723
Cadence Bank	934	23,387
Citigroup, Inc.	7,896	380,666
Citizens Financial Group, Inc.	4,616	181,870
Comerica, Inc.	1,516	124,160
Commerce Bancshares, Inc.	1,194	81,634
Cullen/Frost Bankers, Inc.	555	73,421
East West Bancorp, Inc.	1,459	104,027
Fifth Third Bancorp	6,726	252,427
First Citizens BancShares, Inc., Class A	78	49,872
First Financial Bankshares, Inc.	1,188	47,496
First Horizon Corp.	5,457	122,128
First Republic Bank	1,417	211,445
Glacier Bancorp, Inc.	547	25,031
Huntington Bancshares, Inc.	13,196	173,527
JPMorgan Chase & Co.	7,056	842,204
KeyCorp	11,159	215,480
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	45

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
M&T Bank Corp.	1,730	$288,287
Old National Bancorp	1,188	18,010
PacWest Bancorp	775	25,490
Pinnacle Financial Partners, Inc.	593	45,987
Popular, Inc.	901	70,269
Prosperity Bancshares, Inc.	845	55,246
Regions Financial Corp.	10,943	226,739
Signature Bank	539	130,573
SouthState Corp.	361	27,956
SVB Financial Group (A)	513	250,159
Synovus Financial Corp.	1,400	58,156
The PNC Financial Services Group, Inc.	1,837	305,126
Truist Financial Corp.	6,680	322,978
U.S. Bancorp	4,719	229,155
Valley National Bancorp	2,638	31,603
Webster Financial Corp.	758	37,892
Wells Fargo & Company	14,680	640,488
Western Alliance Bancorp	1,007	76,643
Wintrust Financial Corp.	320	27,942
Zions Bancorp NA	1,928	108,951
Capital markets – 21.5%
Affiliated Managers Group, Inc.	324	40,685
Ameriprise Financial, Inc.	1,106	293,632
Ares Management Corp., Class A	1,037	68,670
BlackRock, Inc.	408	254,869
Cboe Global Markets, Inc.	969	109,478
CME Group, Inc.	804	176,349
FactSet Research Systems, Inc.	372	150,098
Franklin Resources, Inc.	3,055	75,122
Houlihan Lokey, Inc.	410	34,149
Interactive Brokers Group, Inc., Class A	680	40,501
Intercontinental Exchange, Inc.	2,163	250,497
Invesco, Ltd.	4,338	79,732
Janus Henderson Group PLC	1,656	50,475
Jefferies Financial Group, Inc.	2,329	71,640
KKR & Company, Inc.	2,693	137,262
LPL Financial Holdings, Inc.	849	159,502
MarketAxess Holdings, Inc.	315	83,037
Moody’s Corp.	750	237,360
Morgan Stanley	4,711	379,659
Morningstar, Inc.	227	57,483
MSCI, Inc.	451	189,984
Nasdaq, Inc.	1,059	166,655
Northern Trust Corp.	2,067	213,004
Raymond James Financial, Inc.	1,901	185,271
Robinhood Markets, Inc., Class A (A)(B)	2,604	25,532
S&P Global, Inc.	917	345,251
SEI Investments Company	1,452	80,905
State Street Corp.	3,284	219,929
MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Stifel Financial Corp.	907	$56,098
T. Rowe Price Group, Inc.	1,177	144,818
The Bank of New York Mellon Corp.	4,332	182,204
The Blackstone Group, Inc.	1,977	200,804
The Charles Schwab Corp.	3,861	256,100
The Goldman Sachs Group, Inc.	1,482	452,736
Tradeweb Markets, Inc., Class A	595	42,358
Virtu Financial, Inc., Class A	663	19,147
Consumer finance – 6.6%
Ally Financial, Inc.	5,162	206,274
American Express Company	2,034	355,360
Capital One Financial Corp.	2,878	358,656
Credit Acceptance Corp. (A)(B)	113	57,913
Discover Financial Services	3,204	360,322
OneMain Holdings, Inc.	1,261	57,918
SLM Corp.	3,209	53,687
Synchrony Financial	6,303	232,013
Upstart Holdings, Inc. (A)(B)	272	20,405
Diversified financial services – 6.2%
Apollo Global Management, Inc.	3,868	192,472
Berkshire Hathaway, Inc., Class B (A)	3,527	1,138,626
Equitable Holdings, Inc.	5,507	158,767
Voya Financial, Inc.	1,522	96,099
Insurance – 25.5%
Aflac, Inc.	6,134	351,356
Alleghany Corp. (A)	133	111,255
American Financial Group, Inc.	816	113,000
American International Group, Inc.	4,963	290,385
Aon PLC, Class A	989	284,822
Arch Capital Group, Ltd. (A)	3,785	172,861
Arthur J. Gallagher & Company	1,622	273,291
Assurant, Inc.	569	103,490
Brown & Brown, Inc.	2,324	144,042
Chubb, Ltd.	1,272	262,604
Cincinnati Financial Corp.	1,270	155,778
CNA Financial Corp.	310	14,706
Erie Indemnity Company, Class A	269	43,115
Everest Re Group, Ltd.	398	109,335
Fidelity National Financial, Inc.	3,546	141,202
First American Financial Corp.	1,393	81,226
Globe Life, Inc.	1,055	103,474
Lincoln National Corp.	1,789	107,608
Loews Corp.	2,448	153,832
Markel Corp. (A)	115	155,627
Marsh & McLennan Companies, Inc.	2,444	395,195
MetLife, Inc.	3,183	209,059
Old Republic International Corp.	3,818	84,034
Primerica, Inc.	426	55,193
Principal Financial Group, Inc.	2,801	190,860
46	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Prudential Financial, Inc.	1,894	$205,518
Reinsurance Group of America, Inc.	668	71,690
RenaissanceRe Holdings, Ltd.	402	57,695
Ryan Specialty Group Holdings, Inc., Class A (A)	348	12,873
The Allstate Corp.	3,619	457,948
The Hartford Financial Services Group, Inc.	4,758	332,727
The Progressive Corp.	2,830	303,829
The Travelers Companies, Inc.	3,151	539,010
Unum Group	2,283	69,677
W.R. Berkley Corp.	2,038	135,507
Willis Towers Watson PLC	1,115	239,569
Thrifts and mortgage finance – 0.2%
New York Community Bancorp, Inc.	4,553	42,070
Rocket Companies, Inc., Class A	413	3,655
Industrials – 1.6%		400,151
Professional services – 1.6%
Dun & Bradstreet Holdings, Inc. (A)	1,151	18,174
Equifax, Inc.	1,120	227,942
TransUnion	1,760	154,035
Information technology – 12.2%		3,128,207
IT services – 12.2%
Affirm Holdings, Inc. (A)(B)	456	13,087
Block, Inc. (A)	717	71,370
Euronet Worldwide, Inc. (A)	422	51,336
Fidelity National Information Services, Inc.	1,445	143,272
Fiserv, Inc. (A)	1,372	134,346
FleetCor Technologies, Inc. (A)	820	204,606
Global Payments, Inc.	1,084	148,486
Jack Henry & Associates, Inc.	664	125,881
Marqeta, Inc., Class A (A)	879	8,175
Mastercard, Inc., Class A	2,439	886,284
PayPal Holdings, Inc. (A)	2,723	239,433
The Western Union Company	3,502	58,694
Visa, Inc., Class A	4,600	980,398
WEX, Inc. (A)	378	62,839

SHORT-TERM INVESTMENTS – 0.6%		$146,212
(Cost $146,219)
Short-term funds – 0.6%		146,212
John Hancock Collateral Trust, 0.3773% (C)(D)	8,003	80,018

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	66,194	66,194
Total investments (Multifactor Financials ETF) (Cost $24,523,893) 100.5%		$25,758,360
Other assets and liabilities, net (0.5%)		(118,221)
Total net assets 100.0%		$25,640,139

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
MULTIFACTOR FINANCIALS ETF (continued)

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR HEALTHCARE ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$41,005,414
(Cost $36,809,580)
Consumer discretionary – 0.6%		249,646
Diversified consumer services – 0.6%
Service Corp. International	3,805	249,646
Health care – 99.4%		40,755,768
Biotechnology – 16.4%
AbbVie, Inc.	8,771	1,288,284
Alnylam Pharmaceuticals, Inc. (A)	1,168	155,846
Amgen, Inc.	2,980	694,906
Beam Therapeutics, Inc. (A)	484	18,165
Biogen, Inc. (A)	1,484	307,841
Biohaven Pharmaceutical Holding Company, Ltd. (A)	483	43,069
BioMarin Pharmaceutical, Inc. (A)	2,737	222,655
Exact Sciences Corp. (A)	1,469	80,868
Exelixis, Inc. (A)	5,601	125,126
Gilead Sciences, Inc.	14,421	855,742
Halozyme Therapeutics, Inc. (A)	1,905	76,010
Horizon Therapeutics PLC (A)	3,132	308,690
Incyte Corp. (A)	2,129	159,590
Intellia Therapeutics, Inc. (A)	624	30,595
Mirati Therapeutics, Inc. (A)	337	20,823
Moderna, Inc. (A)	3,185	428,096
Natera, Inc. (A)	655	23,004
Neurocrine Biosciences, Inc. (A)	957	86,159
Novavax, Inc. (A)	575	25,915
Regeneron Pharmaceuticals, Inc. (A)	1,181	778,409
Sarepta Therapeutics, Inc. (A)	692	50,045
Seagen, Inc. (A)	1,393	182,497
United Therapeutics Corp. (A)	863	153,234
Vertex Pharmaceuticals, Inc. (A)	2,245	613,379
Health care equipment and supplies – 19.5%
Abbott Laboratories	9,411	1,068,149
ABIOMED, Inc. (A)	500	143,290
Align Technology, Inc. (A)	419	121,472
Baxter International, Inc.	4,294	305,132
Becton, Dickinson and Company	2,288	565,571
Boston Scientific Corp. (A)	10,348	435,754
Dentsply Sirona, Inc.	3,777	151,042
Dexcom, Inc. (A)	764	312,155
Edwards Lifesciences Corp. (A)	3,862	408,522
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	47

MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Embecta Corp. (A)	457	$13,907
Envista Holdings Corp. (A)	2,381	94,335
Globus Medical, Inc., Class A (A)	1,175	77,809
Hologic, Inc. (A)	5,927	426,685
ICU Medical, Inc. (A)	256	54,781
IDEXX Laboratories, Inc. (A)	669	287,991
Insulet Corp. (A)	660	157,733
Integra LifeSciences Holdings Corp. (A)	1,063	65,013
Intuitive Surgical, Inc. (A)	1,291	308,936
Masimo Corp. (A)	698	78,853
Medtronic PLC	6,726	701,925
Novocure, Ltd. (A)	684	52,381
Penumbra, Inc. (A)	324	55,909
ResMed, Inc.	2,316	463,131
Shockwave Medical, Inc. (A)	269	40,654
STERIS PLC	1,461	327,337
Stryker Corp.	1,409	339,935
Tandem Diabetes Care, Inc. (A)	519	50,073
Teleflex, Inc.	721	205,932
The Cooper Companies, Inc.	823	297,136
Zimmer Biomet Holdings, Inc.	3,161	381,691
Health care providers and services – 23.6%
Acadia Healthcare Company, Inc. (A)	1,098	74,532
agilon health, Inc. (A)	1,567	27,846
Amedisys, Inc. (A)	445	56,804
AmerisourceBergen Corp.	2,272	343,731
Anthem, Inc.	1,546	775,984
Cardinal Health, Inc.	4,915	285,316
Centene Corp. (A)	4,803	386,882
Chemed Corp.	264	129,727
Cigna Corp.	2,780	686,048
CVS Health Corp.	8,290	796,918
DaVita, Inc. (A)	1,248	135,246
Encompass Health Corp.	2,131	146,677
Guardant Health, Inc. (A)	886	54,666
HCA Healthcare, Inc.	1,538	329,978
Henry Schein, Inc. (A)	2,868	232,595
Humana, Inc.	1,227	545,475
Laboratory Corp. of America Holdings (A)	2,233	536,545
McKesson Corp.	1,908	590,736
Molina Healthcare, Inc. (A)	1,068	334,765
Quest Diagnostics, Inc.	3,174	424,808
R1 RCM, Inc. (A)	2,640	59,453
Tenet Healthcare Corp. (A)	1,833	132,911
UnitedHealth Group, Inc.	4,672	2,375,946
Universal Health Services, Inc., Class B	1,652	202,420
Health care technology – 2.4%
Cerner Corp.	6,002	562,027
Change Healthcare, Inc. (A)	3,577	84,274
MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care technology (continued)
Doximity, Inc., Class A (A)	597	$23,802
Inspire Medical Systems, Inc. (A)	218	44,856
Omnicell, Inc. (A)	559	61,026
Teladoc Health, Inc. (A)	1,631	55,063
Veeva Systems, Inc., Class A (A)	771	140,283
Life sciences tools and services – 14.3%
10X Genomics, Inc., Class A (A)	633	30,232
Agilent Technologies, Inc.	3,977	474,337
Avantor, Inc. (A)	8,747	278,854
Bio-Rad Laboratories, Inc., Class A (A)	364	186,390
Bio-Techne Corp.	542	205,792
Bruker Corp.	1,936	111,301
Charles River Laboratories International, Inc. (A)	798	192,725
Danaher Corp.	3,416	857,860
Illumina, Inc. (A)	869	257,789
IQVIA Holdings, Inc. (A)	1,653	360,337
Maravai LifeSciences Holdings, Inc., Class A (A)	1,539	47,293
Medpace Holdings, Inc. (A)	391	52,226
Mettler-Toledo International, Inc. (A)	353	450,968
PerkinElmer, Inc.	2,279	334,124
Repligen Corp. (A)	529	83,180
Sotera Health Company (A)	1,513	30,835
Syneos Health, Inc. (A)	1,548	113,143
Thermo Fisher Scientific, Inc.	2,212	1,223,059
Waters Corp. (A)	901	273,021
West Pharmaceutical Services, Inc.	1,025	322,937
Pharmaceuticals – 23.2%
Bristol-Myers Squibb Company	15,361	1,156,222
Catalent, Inc. (A)	2,688	243,425
Elanco Animal Health, Inc. (A)	6,634	167,907
Eli Lilly & Company	4,229	1,235,418
Jazz Pharmaceuticals PLC (A)	1,151	184,413
Johnson & Johnson	15,272	2,755,985
Merck & Company, Inc.	14,878	1,319,530
Organon & Company	2,925	94,565
Pfizer, Inc.	32,605	1,599,927
Royalty Pharma PLC, Class A	4,315	183,733
Viatris, Inc.	14,097	145,622
Zoetis, Inc.	2,387	423,096

SHORT-TERM INVESTMENTS – 0.1%		$58,371
(Cost $58,371)
Short-term funds – 0.1%		58,371
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (B)	58,371	58,371
Total investments (Multifactor Healthcare ETF) (Cost $36,867,951) 100.1%		$41,063,785
Other assets and liabilities, net (0.1%)		(39,695)
Total net assets 100.0%		$41,024,090

48	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR HEALTHCARE ETF (continued)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-22.
MULTIFACTOR INDUSTRIALS ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$15,751,642
(Cost $16,750,980)
Consumer discretionary – 8.4%		1,317,406
Auto components – 2.4%
Aptiv PLC (A)	1,527	162,473
Autoliv, Inc.	647	47,671
BorgWarner, Inc.	1,812	66,736
Gentex Corp.	1,735	50,922
Lear Corp.	456	58,341
Distributors – 0.7%
Pool Corp.	257	104,142
Diversified consumer services – 0.1%
ADT, Inc.	1,577	10,802
Hotels, restaurants and leisure – 0.4%
Aramark	1,851	67,099
Household durables – 4.8%
D.R. Horton, Inc.	2,850	198,332
Leggett & Platt, Inc.	1,345	47,922
Lennar Corp., A Shares	2,020	154,510
Lennar Corp., B Shares	93	6,064
Mohawk Industries, Inc. (A)	373	52,615
NVR, Inc. (A)	28	122,534
PulteGroup, Inc.	2,132	89,032
Toll Brothers, Inc.	796	36,911
TopBuild Corp. (A)	228	41,300
Health care – 0.1%		18,488
Health care equipment and supplies – 0.1%
Enovis Corp. (A)	285	18,488
Industrials – 81.6%		12,855,610
Aerospace and defense – 12.3%
Axon Enterprise, Inc. (A)	287	32,201
BWX Technologies, Inc.	608	31,567
Curtiss-Wright Corp.	141	20,150
General Dynamics Corp.	856	202,470
HEICO Corp.	221	31,212
HEICO Corp., Class A	382	44,556
Howmet Aerospace, Inc.	2,150	73,358
Huntington Ingalls Industries, Inc.	347	73,821
L3Harris Technologies, Inc.	623	144,698
Lockheed Martin Corp.	556	240,259
Northrop Grumman Corp.	539	236,837
Raytheon Technologies Corp.	3,452	327,629
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
Spirit AeroSystems Holdings, Inc., Class A	199	$8,366
Textron, Inc.	1,656	114,678
The Boeing Company (A)	976	145,268
TransDigm Group, Inc. (A)	268	159,409
Woodward, Inc.	401	44,302
Air freight and logistics – 4.8%
C.H. Robinson Worldwide, Inc.	993	105,407
Expeditors International of Washington, Inc.	1,256	124,432
FedEx Corp.	945	187,809
GXO Logistics, Inc. (A)	781	46,227
United Parcel Service, Inc., Class B	1,606	289,048
Airlines – 1.0%
Alaska Air Group, Inc. (A)	291	15,827
American Airlines Group, Inc. (A)	975	18,301
Delta Air Lines, Inc. (A)	857	36,877
Southwest Airlines Company (A)	1,129	52,747
United Airlines Holdings, Inc. (A)	714	36,057
Building products – 6.2%
A.O. Smith Corp.	935	54,632
Advanced Drainage Systems, Inc.	350	35,861
Builders FirstSource, Inc. (A)	1,556	95,803
Carlisle Companies, Inc.	413	107,116
Carrier Global Corp.	4,915	188,097
Johnson Controls International PLC	2,432	145,604
Lennox International, Inc.	197	41,998
Masco Corp.	1,527	80,458
Trane Technologies PLC	1,219	170,526
Trex Company, Inc. (A)	654	38,056
UFP Industries, Inc.	260	20,116
Commercial services and supplies – 5.7%
Cintas Corp.	480	190,685
Clean Harbors, Inc. (A)	218	22,875
Copart, Inc. (A)	789	89,670
IAA, Inc. (A)	812	29,760
MSA Safety, Inc.	215	25,948
Republic Services, Inc.	1,574	211,341
Stericycle, Inc. (A)	584	29,311
Tetra Tech, Inc.	322	44,848
Waste Management, Inc.	1,585	260,637
Construction and engineering – 2.1%
AECOM	1,109	78,251
EMCOR Group, Inc.	502	53,453
MasTec, Inc. (A)	450	32,405
Quanta Services, Inc.	983	114,008
WillScot Mobile Mini Holdings Corp. (A)	1,434	50,333
Electrical equipment – 6.9%
Acuity Brands, Inc.	205	35,358
AMETEK, Inc.	1,589	200,627
Eaton Corp. PLC	1,362	197,517
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	49

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Electrical equipment (continued)
Emerson Electric Company	2,264	$204,168
Generac Holdings, Inc. (A)	358	78,538
Hubbell, Inc.	430	84,005
nVent Electric PLC	870	29,389
Regal Rexnord Corp.	427	54,331
Rockwell Automation, Inc.	732	184,954
Sunrun, Inc. (A)	1,068	21,339
Industrial conglomerates – 4.3%
3M Company	1,560	224,983
General Electric Company	2,218	165,352
Honeywell International, Inc.	1,488	287,943
Machinery – 20.4%
AGCO Corp.	498	63,445
Caterpillar, Inc.	1,486	312,862
Chart Industries, Inc. (A)	170	28,699
Crane Company	270	25,982
Cummins, Inc.	1,083	204,893
Deere & Company	749	282,785
Donaldson Company, Inc.	944	46,294
Dover Corp.	1,022	136,233
Esab Corp. (A)	285	13,395
Fortive Corp.	2,220	127,650
Graco, Inc.	1,123	69,648
IDEX Corp.	510	96,808
Illinois Tool Works, Inc.	983	193,759
Ingersoll Rand, Inc.	2,582	113,505
ITT, Inc.	774	54,350
Lincoln Electric Holdings, Inc.	496	66,826
Nordson Corp.	347	74,844
Oshkosh Corp.	589	54,447
Otis Worldwide Corp.	2,172	158,208
PACCAR, Inc.	2,425	201,396
Parker-Hannifin Corp.	904	244,821
Pentair PLC	1,229	62,372
Snap-on, Inc.	437	92,858
Stanley Black & Decker, Inc.	1,120	134,568
The Middleby Corp. (A)	456	70,174
The Timken Company	492	28,359
The Toro Company	731	58,575
Wabtec Corp.	1,154	103,756
Xylem, Inc.	1,069	86,055
Professional services – 4.7%
ASGN, Inc. (A)	253	28,703
CACI International, Inc., Class A (A)	185	49,081
Clarivate PLC (A)	2,281	35,766
Exponent, Inc.	222	21,270
Jacobs Engineering Group, Inc.	916	126,912
KBR, Inc.	424	20,874
Leidos Holdings, Inc.	976	101,026
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Professional services (continued)
ManpowerGroup, Inc.	448	$40,410
Robert Half International, Inc.	897	88,184
TriNet Group, Inc. (A)	418	37,077
Verisk Analytics, Inc.	899	183,441
Road and rail – 8.9%
AMERCO	81	43,374
CSX Corp.	8,071	277,158
J.B. Hunt Transport Services, Inc.	670	114,470
Knight-Swift Transportation Holdings, Inc.	1,090	52,200
Landstar System, Inc.	329	50,962
Norfolk Southern Corp.	962	248,081
Old Dominion Freight Line, Inc.	694	194,403
Saia, Inc. (A)	175	36,043
Union Pacific Corp.	1,470	344,406
XPO Logistics, Inc. (A)	853	45,883
Trading companies and distributors – 4.3%
Fastenal Company	3,433	189,879
United Rentals, Inc. (A)	729	230,743
Univar Solutions, Inc. (A)	698	20,326
W.W. Grainger, Inc.	302	151,009
Watsco, Inc.	200	53,356
WESCO International, Inc. (A)	318	39,197
Information technology – 9.6%		1,512,200
Electronic equipment, instruments and components – 2.3%
Arrow Electronics, Inc. (A)	597	70,362
CDW Corp.	908	148,167
TD SYNNEX Corp.	255	25,523
Teledyne Technologies, Inc. (A)	278	119,971
IT services – 7.3%
Accenture PLC, Class A	1,476	443,332
Automatic Data Processing, Inc.	1,007	219,707
Broadridge Financial Solutions, Inc.	782	112,710
Gartner, Inc. (A)	433	125,808
Genpact, Ltd.	1,295	52,150
Globant SA (A)	125	26,999
Maximus, Inc.	406	29,589
Paychex, Inc.	1,088	137,882
Materials – 0.3%		47,938
Paper and forest products – 0.3%
Louisiana-Pacific Corp.	743	47,938
50	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.4%		$64,780
(Cost $64,780)
Short-term funds – 0.4%		64,780
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (B)	64,780	$64,780
Total investments (Multifactor Industrials ETF) (Cost $16,815,760) 100.4%		$15,816,422
Other assets and liabilities, net (0.4%)		(55,757)
Total net assets 100.0%		$15,760,665

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-22.
MULTIFACTOR LARGE CAP ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$781,157,581
(Cost $671,313,478)
Communication services – 6.5%		50,910,780
Diversified telecommunication services – 0.8%
AT&T, Inc.	121,022	2,282,475
Lumen Technologies, Inc.	65,214	656,053
Verizon Communications, Inc.	78,438	3,631,679
Entertainment – 1.1%
Activision Blizzard, Inc.	16,213	1,225,703
Electronic Arts, Inc.	8,219	970,253
Endeavor Group Holdings, Inc., Class A (A)	555	12,626
Liberty Media Corp.-Liberty Formula One, Series A (A)	891	51,161
Liberty Media Corp.-Liberty Formula One, Series C (A)	7,606	474,082
Live Nation Entertainment, Inc. (A)	4,715	494,509
Netflix, Inc. (A)	5,104	971,597
Playtika Holding Corp. (A)	1,045	18,371
Roku, Inc. (A)	1,769	164,340
Spotify Technology SA (A)	1,127	114,560
Take-Two Interactive Software, Inc. (A)	3,614	431,909
The Walt Disney Company (A)	24,468	2,731,363
Warner Bros Discovery, Inc. (A)	52,123	946,032
Warner Music Group Corp., Class A	2,578	76,747
Zynga, Inc., Class A (A)	20,818	172,165
Interactive media and services – 3.2%
Alphabet, Inc., Class A (A)	5,801	13,238,984
Alphabet, Inc., Class C (A)	1,154	2,653,427
Match Group, Inc. (A)	6,165	487,960
Meta Platforms, Inc., Class A (A)	35,000	7,016,450
Pinterest, Inc., Class A (A)	7,053	144,728
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Interactive media and services (continued)
Snap, Inc., Class A (A)	11,053	$314,568
Twitter, Inc. (A)	12,732	624,123
ZoomInfo Technologies, Inc. (A)	3,342	158,411
Media – 1.2%
Cable One, Inc.	192	223,910
Charter Communications, Inc., Class A (A)	2,187	937,108
Comcast Corp., Class A	83,609	3,324,294
DISH Network Corp., Class A (A)	10,402	296,561
Fox Corp., Class A	13,247	474,772
Fox Corp., Class B	5,059	168,161
Liberty Broadband Corp., Series A (A)	516	55,553
Liberty Broadband Corp., Series C (A)	6,992	781,845
Liberty Media Corp.-Liberty SiriusXM, Series A	5,203	217,641
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	3,892	162,997
News Corp., Class A	14,536	288,685
News Corp., Class B	4,382	87,246
Omnicom Group, Inc.	12,951	985,960
Paramount Global, Class A	239	7,540
Paramount Global, Class B	17,390	506,397
Sirius XM Holdings, Inc. (B)	33,546	201,276
The Interpublic Group of Companies, Inc.	23,679	772,409
The New York Times Company, Class A	3,139	120,286
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (A)	10,020	1,233,863
Consumer discretionary – 10.7%		83,476,288
Auto components – 0.3%
Aptiv PLC (A)	7,955	846,412
Autoliv, Inc.	4,069	299,804
BorgWarner, Inc.	10,303	379,459
Gentex Corp.	10,685	313,605
Lear Corp.	3,509	448,941
Automobiles – 1.1%
Ford Motor Company	80,004	1,132,857
General Motors Company (A)	28,492	1,080,132
Rivian Automotive, Inc., Class A (A)	421	12,731
Tesla, Inc. (A)	6,942	6,044,816
Distributors – 0.3%
Genuine Parts Company	6,972	906,709
LKQ Corp.	11,441	567,817
Pool Corp.	1,456	590,000
Diversified consumer services – 0.1%
Bright Horizons Family Solutions, Inc. (A)	1,903	217,399
Service Corp. International	9,538	625,788
Hotels, restaurants and leisure – 2.0%
Airbnb, Inc., Class A (A)	797	122,108
Aramark	11,058	400,853
Booking Holdings, Inc. (A)	521	1,151,572
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	51

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Boyd Gaming Corp.	1,147	$69,485
Caesars Entertainment, Inc. (A)	5,643	374,018
Carnival Corp. (A)	20,539	355,325
Chipotle Mexican Grill, Inc. (A)	635	924,312
Choice Hotels International, Inc.	258	36,239
Churchill Downs, Inc.	808	163,976
Darden Restaurants, Inc.	5,933	781,554
Domino’s Pizza, Inc.	1,321	446,498
DraftKings, Inc., Class A (A)	5,963	81,574
Expedia Group, Inc. (A)	4,818	841,946
Hilton Worldwide Holdings, Inc. (A)	8,496	1,319,344
Hyatt Hotels Corp., Class A (A)	1,589	150,891
Las Vegas Sands Corp. (A)	9,149	324,149
Marriott International, Inc., Class A (A)	6,687	1,187,076
McDonald’s Corp.	10,450	2,603,722
MGM Resorts International	19,985	820,184
Norwegian Cruise Line Holdings, Ltd. (A)(B)	6,190	123,986
Penn National Gaming, Inc. (A)	4,078	149,132
Royal Caribbean Cruises, Ltd. (A)	7,254	563,853
Starbucks Corp.	17,432	1,301,124
Vail Resorts, Inc.	1,651	419,618
Wyndham Hotels & Resorts, Inc.	875	76,965
Wynn Resorts, Ltd. (A)	3,401	239,702
Yum! Brands, Inc.	8,385	981,129
Household durables – 0.7%
D.R. Horton, Inc.	15,786	1,098,548
Garmin, Ltd.	6,131	672,816
Lennar Corp., A Shares	10,815	827,239
Lennar Corp., B Shares	535	34,882
Mohawk Industries, Inc. (A)	2,864	403,996
Newell Brands, Inc.	16,356	378,641
NVR, Inc. (A)	203	888,371
PulteGroup, Inc.	11,852	494,940
Whirlpool Corp.	3,749	680,518
Internet and direct marketing retail – 2.1%
Amazon.com, Inc. (A)	6,128	15,231,941
Chewy, Inc., Class A (A)(B)	1,337	38,853
DoorDash, Inc., Class A (A)	797	64,900
eBay, Inc.	21,440	1,113,165
Etsy, Inc. (A)	3,260	303,799
Wayfair, Inc., Class A (A)(B)	1,239	95,329
Leisure products – 0.1%
Hasbro, Inc.	6,103	537,430
Mattel, Inc. (A)	4,444	108,034
Peloton Interactive, Inc., Class A (A)	4,006	70,345
Multiline retail – 0.9%
Dollar General Corp.	7,194	1,708,791
Dollar Tree, Inc. (A)	10,573	1,717,584
Kohl’s Corp.	3,361	194,535
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Multiline retail (continued)
Target Corp.	14,591	$3,336,232
Specialty retail – 2.4%
Advance Auto Parts, Inc.	2,932	585,315
AutoZone, Inc. (A)	804	1,572,198
Bath & Body Works, Inc.	5,698	301,367
Best Buy Company, Inc.	15,329	1,378,537
Burlington Stores, Inc. (A)	2,232	454,346
CarMax, Inc. (A)	8,199	703,310
Carvana Company (A)	753	43,644
Dick’s Sporting Goods, Inc. (B)	1,598	154,079
Five Below, Inc. (A)	1,659	260,629
Floor & Decor Holdings, Inc., Class A (A)	3,076	245,219
Lithia Motors, Inc.	829	234,715
Lowe’s Companies, Inc.	10,135	2,003,994
O’Reilly Automotive, Inc. (A)	1,505	912,858
RH (A)	470	157,976
Ross Stores, Inc.	11,614	1,158,729
The Home Depot, Inc.	13,458	4,042,783
The TJX Companies, Inc.	25,574	1,567,175
Tractor Supply Company	7,192	1,448,828
Ulta Beauty, Inc. (A)	2,870	1,138,816
Williams-Sonoma, Inc.	3,240	422,755
Textiles, apparel and luxury goods – 0.7%
Capri Holdings, Ltd. (A)	2,692	128,408
Deckers Outdoor Corp. (A)	888	235,986
Levi Strauss & Company, Class A	1,947	35,260
Lululemon Athletica, Inc. (A)	3,408	1,208,579
NIKE, Inc., Class B	20,272	2,527,918
Ralph Lauren Corp.	1,034	107,888
Tapestry, Inc.	8,283	272,676
Under Armour, Inc., Class A (A)	3,366	51,702
Under Armour, Inc., Class C (A)	3,388	48,076
VF Corp.	11,439	594,828
Consumer staples – 6.3%		49,638,325
Beverages – 1.4%
Brown-Forman Corp., Class A	2,301	143,628
Brown-Forman Corp., Class B	7,477	504,249
Constellation Brands, Inc., Class A	4,724	1,162,529
Keurig Dr. Pepper, Inc.	11,658	436,009
Molson Coors Beverage Company, Class B	7,863	425,703
Monster Beverage Corp. (A)	8,537	731,450
PepsiCo, Inc.	21,248	3,648,494
The Coca-Cola Company	54,464	3,518,919
Food and staples retailing – 1.6%
Albertsons Companies, Inc., Class A	3,493	109,261
BJ’s Wholesale Club Holdings, Inc. (A)	1,037	66,731
Costco Wholesale Corp.	6,931	3,685,351
Performance Food Group Company (A)	1,433	70,575
52	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food and staples retailing (continued)
Sysco Corp.	13,453	$1,149,962
The Kroger Company	45,934	2,478,599
U.S. Foods Holding Corp. (A)	8,268	311,042
Walgreens Boots Alliance, Inc.	17,002	720,885
Walmart, Inc.	25,127	3,844,180
Food products – 1.6%
Archer-Daniels-Midland Company	16,364	1,465,560
Bunge, Ltd.	6,652	752,474
Campbell Soup Company	9,618	454,162
Conagra Brands, Inc.	20,018	699,229
Darling Ingredients, Inc. (A)	3,869	283,946
General Mills, Inc.	20,056	1,418,561
Hormel Foods Corp.	10,361	542,813
Kellogg Company	11,716	802,546
Lamb Weston Holdings, Inc.	5,839	385,958
McCormick & Company, Inc.	11,060	1,112,304
Mondelez International, Inc., Class A	25,415	1,638,759
The Hershey Company	5,192	1,172,198
The J.M. Smucker Company	4,347	595,235
The Kraft Heinz Company	13,701	584,074
Tyson Foods, Inc., Class A	10,631	990,384
Household products – 1.2%
Church & Dwight Company, Inc.	9,424	919,405
Colgate-Palmolive Company	14,126	1,088,408
Kimberly-Clark Corp.	6,512	904,061
The Clorox Company	5,839	837,721
The Procter & Gamble Company	35,924	5,767,598
Personal products – 0.1%
The Estee Lauder Companies, Inc., Class A	3,292	869,286
Tobacco – 0.4%
Altria Group, Inc.	27,545	1,530,676
Philip Morris International, Inc.	18,154	1,815,400
Energy – 4.3%		33,229,024
Energy equipment and services – 0.4%
Baker Hughes Company	19,529	605,790
Halliburton Company	26,319	937,483
Schlumberger NV	34,157	1,332,465
Oil, gas and consumable fuels – 3.9%
APA Corp.	1,457	59,635
Cheniere Energy, Inc.	6,610	897,704
Chesapeake Energy Corp.	790	64,796
Chevron Corp.	30,907	4,842,200
ConocoPhillips	26,592	2,540,068
Continental Resources, Inc.	3,323	184,659
Coterra Energy, Inc.	6,342	182,586
Devon Energy Corp.	12,538	729,335
Diamondback Energy, Inc.	5,799	732,008
EOG Resources, Inc.	16,540	1,931,210
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EQT Corp. (A)	3,064	$121,794
Exxon Mobil Corp.	62,740	5,348,585
Hess Corp.	10,793	1,112,435
Kinder Morgan, Inc.	57,642	1,046,202
Marathon Oil Corp.	27,531	686,073
Marathon Petroleum Corp.	16,402	1,431,239
Occidental Petroleum Corp.	27,239	1,500,597
ONEOK, Inc.	15,876	1,005,427
Ovintiv, Inc.	2,465	126,183
Phillips 66	11,228	974,141
Pioneer Natural Resources Company	4,474	1,040,071
Targa Resources Corp.	3,506	257,375
Texas Pacific Land Corp.	130	177,658
The Williams Companies, Inc.	39,828	1,365,702
Valero Energy Corp.	17,901	1,995,603
Financials – 12.9%		100,671,200
Banks – 3.8%
Bank of America Corp.	104,329	3,722,459
Citigroup, Inc.	38,705	1,865,968
Citizens Financial Group, Inc.	19,976	787,054
Comerica, Inc.	7,309	598,607
Commerce Bancshares, Inc.	4,466	305,340
Cullen/Frost Bankers, Inc.	338	44,714
East West Bancorp, Inc.	5,851	417,176
Fifth Third Bancorp	37,085	1,391,800
First Citizens BancShares, Inc., Class A	128	81,841
First Horizon Corp.	15,507	347,047
First Republic Bank	6,158	918,897
Huntington Bancshares, Inc.	48,572	638,722
JPMorgan Chase & Co.	47,074	5,618,753
KeyCorp	46,218	892,470
M&T Bank Corp.	6,138	1,022,836
Regions Financial Corp.	56,432	1,169,271
Signature Bank	2,111	511,390
SVB Financial Group (A)	2,174	1,060,129
The PNC Financial Services Group, Inc.	8,939	1,484,768
Truist Financial Corp.	30,811	1,489,712
U.S. Bancorp	28,227	1,370,703
Webster Financial Corp.	1,090	54,489
Wells Fargo & Company	71,308	3,111,168
Western Alliance Bancorp	2,335	177,717
Zions Bancorp NA	8,264	466,999
Capital markets – 3.3%
Ameriprise Financial, Inc.	6,050	1,606,215
Ares Management Corp., Class A	3,547	234,882
BlackRock, Inc.	1,763	1,101,311
Cboe Global Markets, Inc.	3,812	430,680
CME Group, Inc.	4,584	1,005,455
FactSet Research Systems, Inc.	1,572	634,286
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	53

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Franklin Resources, Inc.	13,412	$329,801
Intercontinental Exchange, Inc.	10,797	1,250,401
Invesco, Ltd.	9,254	170,089
Jefferies Financial Group, Inc.	3,193	98,217
KKR & Company, Inc.	10,618	541,199
LPL Financial Holdings, Inc.	3,297	619,407
MarketAxess Holdings, Inc.	1,347	355,083
Moody’s Corp.	3,934	1,245,032
Morgan Stanley	28,213	2,273,686
Morningstar, Inc.	854	216,258
MSCI, Inc.	1,898	799,533
Nasdaq, Inc.	4,773	751,127
Northern Trust Corp.	9,451	973,926
Raymond James Financial, Inc.	8,347	813,499
Robinhood Markets, Inc., Class A (A)(B)	5,046	49,476
S&P Global, Inc.	6,792	2,557,188
SEI Investments Company	6,964	388,034
State Street Corp.	13,589	910,055
Stifel Financial Corp.	827	51,150
T. Rowe Price Group, Inc.	6,855	843,439
The Bank of New York Mellon Corp.	25,458	1,070,763
The Blackstone Group, Inc.	8,084	821,092
The Charles Schwab Corp.	23,629	1,567,312
The Goldman Sachs Group, Inc.	6,225	1,901,675
Tradeweb Markets, Inc., Class A	1,986	141,383
Consumer finance – 1.0%
Ally Financial, Inc.	25,292	1,010,668
American Express Company	12,351	2,157,843
Capital One Financial Corp.	14,653	1,826,057
Credit Acceptance Corp. (A)(B)	161	82,513
Discover Financial Services	15,088	1,696,796
Synchrony Financial	27,495	1,012,091
Upstart Holdings, Inc. (A)(B)	590	44,262
Diversified financial services – 1.2%
Apollo Global Management, Inc.	12,610	627,474
Berkshire Hathaway, Inc., Class B (A)	23,483	7,581,017
Equitable Holdings, Inc.	18,260	526,436
Voya Financial, Inc.	6,420	405,359
Insurance – 3.6%
Aflac, Inc.	25,362	1,452,735
Alleghany Corp. (A)	576	481,824
American Financial Group, Inc.	3,471	480,664
American International Group, Inc.	23,057	1,349,065
Aon PLC, Class A	5,977	1,721,316
Arch Capital Group, Ltd. (A)	15,399	703,272
Arthur J. Gallagher & Company	7,542	1,270,752
Assurant, Inc.	1,909	347,209
Brown & Brown, Inc.	9,370	580,753
Chubb, Ltd.	6,757	1,394,983
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Cincinnati Financial Corp.	6,532	$801,215
CNA Financial Corp.	1,532	72,678
Erie Indemnity Company, Class A	1,008	161,562
Everest Re Group, Ltd.	1,846	507,115
Fidelity National Financial, Inc.	13,929	554,653
Globe Life, Inc.	5,120	502,170
Lincoln National Corp.	9,175	551,876
Loews Corp.	12,442	781,855
Markel Corp. (A)	490	663,107
Marsh & McLennan Companies, Inc.	10,595	1,713,212
MetLife, Inc.	16,001	1,050,946
Old Republic International Corp.	3,606	79,368
Principal Financial Group, Inc.	14,452	984,759
Prudential Financial, Inc.	10,996	1,193,176
Reinsurance Group of America, Inc.	3,176	340,848
Ryan Specialty Group Holdings, Inc., Class A (A)	385	14,241
The Allstate Corp.	13,740	1,738,660
The Hartford Financial Services Group, Inc.	21,085	1,474,474
The Progressive Corp.	15,143	1,625,752
The Travelers Companies, Inc.	12,288	2,101,985
W.R. Berkley Corp.	10,194	677,799
Willis Towers Watson PLC	4,725	1,015,214
Thrifts and mortgage finance – 0.0%
Rocket Companies, Inc., Class A	1,103	9,762
Health care – 13.4%		104,761,924
Biotechnology – 1.8%
AbbVie, Inc.	24,045	3,531,730
Alnylam Pharmaceuticals, Inc. (A)	2,496	333,041
Amgen, Inc.	10,249	2,389,964
Biogen, Inc. (A)	4,477	928,709
Biohaven Pharmaceutical Holding Company, Ltd. (A)	476	42,445
BioMarin Pharmaceutical, Inc. (A)	5,884	478,663
Exact Sciences Corp. (A)	3,001	165,205
Gilead Sciences, Inc.	27,731	1,645,558
Horizon Therapeutics PLC (A)	6,355	626,349
Incyte Corp. (A)	4,529	339,494
Intellia Therapeutics, Inc. (A)	334	16,376
Moderna, Inc. (A)	4,867	654,173
Neurocrine Biosciences, Inc. (A)	2,102	189,243
Regeneron Pharmaceuticals, Inc. (A)	2,024	1,334,039
Seagen, Inc. (A)	3,114	407,965
United Therapeutics Corp. (A)	425	75,463
Vertex Pharmaceuticals, Inc. (A)	4,381	1,196,977
Health care equipment and supplies – 2.6%
Abbott Laboratories	27,080	3,073,580
ABIOMED, Inc. (A)	1,192	341,603
Align Technology, Inc. (A)	1,169	338,905
Baxter International, Inc.	11,151	792,390
54	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Becton, Dickinson and Company	5,024	$1,241,883
Boston Scientific Corp. (A)	24,542	1,033,464
Dentsply Sirona, Inc.	8,666	346,553
Dexcom, Inc. (A)	1,664	679,877
Edwards Lifesciences Corp. (A)	12,367	1,308,181
Embecta Corp. (A)	995	30,278
Envista Holdings Corp. (A)	1,514	59,985
Globus Medical, Inc., Class A (A)	458	30,329
Hologic, Inc. (A)	14,134	1,017,507
IDEXX Laboratories, Inc. (A)	2,401	1,033,582
Insulet Corp. (A)	1,329	317,618
Intuitive Surgical, Inc. (A)	4,497	1,076,132
Masimo Corp. (A)	1,372	154,995
Medtronic PLC	18,686	1,950,071
Novocure, Ltd. (A)	1,378	105,527
Penumbra, Inc. (A)	577	99,567
ResMed, Inc.	5,868	1,173,424
STERIS PLC	3,465	776,333
Stryker Corp.	5,041	1,216,192
Teleflex, Inc.	1,628	464,989
The Cooper Companies, Inc.	1,904	687,420
Zimmer Biomet Holdings, Inc.	7,972	962,619
Health care providers and services – 3.5%
agilon health, Inc. (A)	1,373	24,398
AmerisourceBergen Corp.	6,626	1,002,448
Anthem, Inc.	5,567	2,794,244
Cardinal Health, Inc.	12,988	753,953
Centene Corp. (A)	16,676	1,343,252
Cigna Corp.	8,962	2,211,642
CVS Health Corp.	25,016	2,404,788
DaVita, Inc. (A)	3,439	372,684
HCA Healthcare, Inc.	5,072	1,088,198
Henry Schein, Inc. (A)	8,158	661,614
Humana, Inc.	3,785	1,682,660
Laboratory Corp. of America Holdings (A)	5,777	1,388,098
McKesson Corp.	6,815	2,109,992
Molina Healthcare, Inc. (A)	2,758	864,495
Quest Diagnostics, Inc.	9,590	1,283,526
Tenet Healthcare Corp. (A)	999	72,437
UnitedHealth Group, Inc.	13,473	6,851,694
Universal Health Services, Inc., Class B	4,552	557,757
Health care technology – 0.2%
Cerner Corp.	14,073	1,317,796
Doximity, Inc., Class A (A)	536	21,370
Teladoc Health, Inc. (A)	2,296	77,513
Veeva Systems, Inc., Class A (A)	2,281	415,028
Life sciences tools and services – 2.0%
10X Genomics, Inc., Class A (A)	1,070	51,103
Agilent Technologies, Inc.	8,643	1,030,851
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Life sciences tools and services (continued)
Avantor, Inc. (A)	16,912	$539,155
Bio-Rad Laboratories, Inc., Class A (A)	798	408,624
Bio-Techne Corp.	1,099	417,279
Bruker Corp.	3,513	201,962
Charles River Laboratories International, Inc. (A)	1,768	426,990
Danaher Corp.	9,613	2,414,113
Illumina, Inc. (A)	2,820	836,553
IQVIA Holdings, Inc. (A)	5,720	1,246,903
Maravai LifeSciences Holdings, Inc., Class A (A)	1,436	44,128
Mettler-Toledo International, Inc. (A)	1,131	1,444,886
PerkinElmer, Inc.	5,165	757,241
Repligen Corp. (A)	936	147,177
Syneos Health, Inc. (A)	2,820	206,114
Thermo Fisher Scientific, Inc.	6,170	3,411,516
Waters Corp. (A)	2,765	837,850
West Pharmaceutical Services, Inc.	2,506	789,540
Pharmaceuticals – 3.3%
Bristol-Myers Squibb Company	35,413	2,665,537
Catalent, Inc. (A)	6,047	547,616
Elanco Animal Health, Inc. (A)	15,176	384,105
Eli Lilly & Company	12,446	3,635,850
Jazz Pharmaceuticals PLC (A)	2,458	393,821
Johnson & Johnson	41,240	7,442,170
Merck & Company, Inc.	40,958	3,632,565
Organon & Company	5,351	172,998
Pfizer, Inc.	94,116	4,618,272
Royalty Pharma PLC, Class A	5,946	253,181
Viatris, Inc.	32,762	338,431
Zoetis, Inc.	8,448	1,497,408
Industrials – 10.7%		83,635,220
Aerospace and defense – 1.6%
Axon Enterprise, Inc. (A)	903	101,317
General Dynamics Corp.	5,112	1,209,141
HEICO Corp.	1,188	167,781
HEICO Corp., Class A	2,187	255,092
Howmet Aerospace, Inc.	16,799	573,182
Huntington Ingalls Industries, Inc.	1,953	415,481
L3Harris Technologies, Inc.	4,424	1,027,518
Lockheed Martin Corp.	3,919	1,693,478
Northrop Grumman Corp.	3,234	1,421,020
Raytheon Technologies Corp.	27,412	2,601,673
Textron, Inc.	11,889	823,313
The Boeing Company (A)	7,053	1,049,769
TransDigm Group, Inc. (A)	1,469	873,776
Woodward, Inc.	1,339	147,933
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	6,498	689,763
Expeditors International of Washington, Inc.	7,818	774,529
FedEx Corp.	5,447	1,082,537
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	55

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Air freight and logistics (continued)
GXO Logistics, Inc. (A)	4,298	$254,399
United Parcel Service, Inc., Class B	9,638	1,734,647
Airlines – 0.1%
American Airlines Group, Inc. (A)	6,101	114,516
Delta Air Lines, Inc. (A)	5,162	222,121
Southwest Airlines Company (A)	7,384	344,980
United Airlines Holdings, Inc. (A)	4,108	207,454
Building products – 0.9%
A.O. Smith Corp.	5,132	299,863
Advanced Drainage Systems, Inc.	900	92,214
Allegion PLC	5,299	605,358
Builders FirstSource, Inc. (A)	5,455	335,864
Carlisle Companies, Inc.	2,841	736,842
Carrier Global Corp.	29,031	1,111,016
Fortune Brands Home & Security, Inc.	6,134	437,048
Johnson Controls International PLC	20,277	1,213,984
Lennox International, Inc.	1,409	300,385
Masco Corp.	10,567	556,775
Owens Corning	5,701	518,392
Trane Technologies PLC	6,739	942,719
Trex Company, Inc. (A)	3,073	178,818
Commercial services and supplies – 0.8%
Cintas Corp.	2,510	997,123
Copart, Inc. (A)	9,200	1,045,580
Republic Services, Inc.	12,748	1,711,674
Rollins, Inc.	8,547	286,666
Tetra Tech, Inc.	383	53,344
Waste Management, Inc.	12,103	1,990,217
Construction and engineering – 0.1%
AECOM	4,801	338,759
Quanta Services, Inc.	4,761	552,181
WillScot Mobile Mini Holdings Corp. (A)	1,789	62,794
Electrical equipment – 0.9%
AMETEK, Inc.	9,627	1,215,505
Eaton Corp. PLC	10,120	1,467,602
Emerson Electric Company	14,504	1,307,971
Generac Holdings, Inc. (A)	1,571	344,646
Hubbell, Inc.	2,319	453,040
Plug Power, Inc. (A)(B)	7,930	166,689
Regal Rexnord Corp.	467	59,421
Rockwell Automation, Inc.	5,693	1,438,450
Sensata Technologies Holding PLC (A)	7,057	320,458
Industrial conglomerates – 0.7%
3M Company	9,554	1,377,878
General Electric Company	13,842	1,031,921
Honeywell International, Inc.	11,346	2,195,564
Roper Technologies, Inc.	2,461	1,156,473
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery – 2.4%
AGCO Corp.	1,274	$162,308
Caterpillar, Inc.	10,694	2,251,515
Cummins, Inc.	6,516	1,232,762
Deere & Company	5,746	2,169,402
Dover Corp.	7,638	1,018,145
Fortive Corp.	11,770	676,775
Graco, Inc.	5,863	363,623
IDEX Corp.	3,045	578,002
Illinois Tool Works, Inc.	7,362	1,451,124
Ingersoll Rand, Inc.	13,204	580,448
ITT, Inc.	984	69,096
Lincoln Electric Holdings, Inc.	2,455	330,762
Nordson Corp.	1,875	404,419
Otis Worldwide Corp.	11,478	836,058
PACCAR, Inc.	17,917	1,488,007
Parker-Hannifin Corp.	6,380	1,727,832
Pentair PLC	6,808	345,506
Snap-on, Inc.	2,582	548,649
Stanley Black & Decker, Inc.	7,122	855,708
The Middleby Corp. (A)	1,319	202,981
The Toro Company	4,067	325,889
Wabtec Corp.	6,384	573,985
Xylem, Inc.	6,486	522,123
Professional services – 0.8%
Booz Allen Hamilton Holding Corp.	5,453	445,128
Clarivate PLC (A)	7,366	115,499
CoStar Group, Inc. (A)	10,780	685,824
Dun & Bradstreet Holdings, Inc. (A)	2,826	44,623
Equifax, Inc.	4,959	1,009,256
Jacobs Engineering Group, Inc.	5,153	713,948
Leidos Holdings, Inc.	5,965	617,437
Robert Half International, Inc.	5,555	546,112
TransUnion	7,426	649,924
Verisk Analytics, Inc.	6,068	1,238,175
Road and rail – 1.3%
AMERCO	413	221,153
Avis Budget Group, Inc. (A)	254	67,988
CSX Corp.	51,644	1,773,455
J.B. Hunt Transport Services, Inc.	5,197	887,907
Knight-Swift Transportation Holdings, Inc.	4,523	216,606
Lyft, Inc., Class A (A)	4,748	154,785
Norfolk Southern Corp.	7,534	1,942,868
Old Dominion Freight Line, Inc.	3,979	1,114,597
Uber Technologies, Inc. (A)	16,183	509,441
Union Pacific Corp.	11,610	2,720,107
XPO Logistics, Inc. (A)	4,660	250,661
Trading companies and distributors – 0.5%
Fastenal Company	23,468	1,298,015
SiteOne Landscape Supply, Inc. (A)	500	70,515
56	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Trading companies and distributors (continued)
United Rentals, Inc. (A)	4,610	$1,459,157
W.W. Grainger, Inc.	2,354	1,177,071
Watsco, Inc.	1,129	301,195
Information technology – 23.0%		179,933,359
Communications equipment – 0.9%
Arista Networks, Inc. (A)	7,982	922,480
Ciena Corp. (A)	5,041	278,112
Cisco Systems, Inc.	72,672	3,559,475
F5, Inc. (A)	2,757	461,549
Juniper Networks, Inc.	16,766	528,464
Motorola Solutions, Inc.	6,071	1,297,312
Ubiquiti, Inc. (B)	287	81,006
Electronic equipment, instruments and components – 1.2%
Amphenol Corp., Class A	20,905	1,494,708
Arrow Electronics, Inc. (A)	4,729	557,360
CDW Corp.	5,767	941,059
Cognex Corp.	5,292	357,898
Corning, Inc.	37,402	1,316,176
Flex, Ltd. (A)	32,158	530,285
Jabil, Inc.	3,543	204,537
Keysight Technologies, Inc. (A)	8,098	1,135,906
TE Connectivity, Ltd.	9,468	1,181,417
Teledyne Technologies, Inc. (A)	1,373	592,518
Trimble, Inc. (A)	9,698	646,857
Zebra Technologies Corp., Class A (A)	2,082	769,632
IT services – 4.2%
Accenture PLC, Class A	10,473	3,145,670
Affirm Holdings, Inc. (A)(B)	854	24,510
Akamai Technologies, Inc. (A)	7,463	837,946
Amdocs, Ltd.	7,311	582,614
Automatic Data Processing, Inc.	7,300	1,592,714
Block, Inc. (A)	3,509	349,286
Broadridge Financial Solutions, Inc.	4,677	674,096
Cloudflare, Inc., Class A (A)	3,913	337,066
Cognizant Technology Solutions Corp., Class A	15,311	1,238,660
Concentrix Corp.	725	114,173
DXC Technology Company (A)	3,742	107,395
EPAM Systems, Inc. (A)	1,675	443,858
Fidelity National Information Services, Inc.	9,283	920,409
Fiserv, Inc. (A)	8,471	829,480
FleetCor Technologies, Inc. (A)	3,550	885,796
Gartner, Inc. (A)	3,862	1,122,104
Genpact, Ltd.	7,122	286,803
Global Payments, Inc.	6,447	883,110
Globant SA (A)	448	96,764
GoDaddy, Inc., Class A (A)	4,677	377,948
IBM Corp.	17,717	2,342,365
Jack Henry & Associates, Inc.	3,196	605,898
Mastercard, Inc., Class A	13,193	4,794,072
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
MongoDB, Inc. (A)	1,023	$363,093
Okta, Inc. (A)	2,350	280,379
Paychex, Inc.	8,381	1,062,124
PayPal Holdings, Inc. (A)	14,543	1,278,766
Snowflake, Inc., Class A (A)	1,536	263,332
The Western Union Company	19,190	321,624
Twilio, Inc., Class A (A)	2,817	314,997
VeriSign, Inc. (A)	3,710	662,940
Visa, Inc., Class A	24,944	5,316,315
WEX, Inc. (A)	1,329	220,933
Semiconductors and semiconductor equipment – 4.8%
Advanced Micro Devices, Inc. (A)	23,522	2,011,601
Analog Devices, Inc.	10,174	1,570,662
Applied Materials, Inc.	18,619	2,054,607
Broadcom, Inc.	6,576	3,645,669
Enphase Energy, Inc. (A)	2,764	446,110
Entegris, Inc.	4,900	545,811
First Solar, Inc. (A)	3,017	220,332
Intel Corp.	76,418	3,331,061
KLA Corp.	5,476	1,748,268
Lam Research Corp.	3,510	1,634,818
Lattice Semiconductor Corp. (A)	1,813	87,097
Marvell Technology, Inc.	23,441	1,361,453
Microchip Technology, Inc.	21,163	1,379,828
Micron Technology, Inc.	21,406	1,459,675
MKS Instruments, Inc.	1,408	160,484
Monolithic Power Systems, Inc.	1,228	481,671
NVIDIA Corp.	26,606	4,934,615
NXP Semiconductors NV	2,297	392,557
ON Semiconductor Corp. (A)	18,056	940,898
Qorvo, Inc. (A)	4,894	556,839
Qualcomm, Inc.	20,275	2,832,215
Skyworks Solutions, Inc.	8,129	921,016
SolarEdge Technologies, Inc. (A)	1,210	302,996
Synaptics, Inc. (A)	299	44,384
Teradyne, Inc.	7,884	831,447
Texas Instruments, Inc.	16,565	2,820,191
Universal Display Corp.	1,162	148,422
Wolfspeed, Inc. (A)	3,424	314,015
Software – 7.2%
Adobe, Inc. (A)	5,631	2,229,594
ANSYS, Inc. (A)	3,225	889,100
AppLovin Corp., Class A (A)	1,389	52,990
Asana, Inc., Class A (A)	470	12,596
Aspen Technology, Inc. (A)	2,468	391,277
Atlassian Corp. PLC, Class A (A)	1,906	428,526
Autodesk, Inc. (A)	3,737	707,339
Avalara, Inc. (A)	1,999	152,064
Bentley Systems, Inc., Class B	1,253	53,115
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	57

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Bill.com Holdings, Inc. (A)	1,891	$322,813
Black Knight, Inc. (A)	4,834	318,029
Cadence Design Systems, Inc. (A)	7,470	1,126,850
Ceridian HCM Holding, Inc. (A)	3,834	215,202
Citrix Systems, Inc.	5,576	558,158
Confluent, Inc., Class A (A)	918	28,678
Coupa Software, Inc. (A)	1,197	103,301
Crowdstrike Holdings, Inc., Class A (A)	1,862	370,091
Datadog, Inc., Class A (A)	2,862	345,672
DocuSign, Inc. (A)	1,903	154,143
Dolby Laboratories, Inc., Class A	2,378	184,224
Dropbox, Inc., Class A (A)	8,461	184,027
Dynatrace, Inc. (A)	2,962	113,622
Elastic NV (A)	1,227	93,424
Fair Isaac Corp. (A)	950	354,835
Five9, Inc. (A)	988	108,779
Fortinet, Inc. (A)	3,520	1,017,315
Guidewire Software, Inc. (A)	2,921	253,952
HubSpot, Inc. (A)	978	371,083
Intuit, Inc.	4,330	1,813,188
Manhattan Associates, Inc. (A)	1,651	215,538
Microsoft Corp.	110,335	30,620,169
NortonLifeLock, Inc.	24,780	620,491
Oracle Corp.	23,150	1,699,210
Palantir Technologies, Inc., Class A (A)	5,684	59,114
Palo Alto Networks, Inc. (A)	1,563	877,281
Paycom Software, Inc. (A)	1,578	444,160
Paylocity Holding Corp. (A)	941	178,442
Pegasystems, Inc.	897	68,701
Procore Technologies, Inc. (A)	642	35,612
PTC, Inc. (A)	3,294	376,208
Qualtrics International, Inc., Class A (A)	1,106	20,505
RingCentral, Inc., Class A (A)	1,418	120,317
salesforce.com, Inc. (A)	11,351	1,997,095
SentinelOne, Inc., Class A (A)	1,836	61,084
ServiceNow, Inc. (A)	2,083	995,882
Splunk, Inc. (A)	3,790	462,456
SS&C Technologies Holdings, Inc.	9,363	605,412
Synopsys, Inc. (A)	4,363	1,251,265
The Trade Desk, Inc., Class A (A)	9,323	549,311
Tyler Technologies, Inc. (A)	1,434	566,014
UiPath, Inc., Class A (A)	2,454	43,755
Unity Software, Inc. (A)	2,082	138,266
VMware, Inc., Class A	3,539	382,354
Workday, Inc., Class A (A)	2,730	564,291
Zendesk, Inc. (A)	2,417	294,971
Zoom Video Communications, Inc., Class A (A)	1,170	116,497
Zscaler, Inc. (A)	1,361	275,929
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Technology hardware, storage and peripherals – 4.7%
Apple, Inc.	199,654	$31,475,435
Dell Technologies, Inc., Class C	7,177	337,391
Hewlett Packard Enterprise Company	49,129	757,078
HP, Inc.	37,475	1,372,709
NetApp, Inc.	12,430	910,498
Seagate Technology Holdings PLC	11,844	971,682
Western Digital Corp. (A)	15,103	801,516
Materials – 4.4%		34,661,048
Chemicals – 2.4%
Air Products & Chemicals, Inc.	4,762	1,114,641
Albemarle Corp.	4,460	860,022
Celanese Corp.	6,242	917,199
CF Industries Holdings, Inc.	9,955	963,943
Corteva, Inc.	25,958	1,497,517
Dow, Inc.	18,432	1,225,728
DuPont de Nemours, Inc.	15,200	1,002,136
Eastman Chemical Company	6,679	685,733
Ecolab, Inc.	5,497	930,862
FMC Corp.	5,537	733,874
Huntsman Corp.	1,801	61,000
International Flavors & Fragrances, Inc.	7,437	902,108
Linde PLC	6,634	2,069,543
LyondellBasell Industries NV, Class A	11,861	1,257,622
Olin Corp.	1,817	104,296
PPG Industries, Inc.	9,727	1,244,959
RPM International, Inc.	5,778	478,996
The Mosaic Company	15,046	939,171
The Scotts Miracle-Gro Company	1,161	120,663
The Sherwin-Williams Company	6,147	1,690,179
Westlake Corp.	1,733	219,311
Construction materials – 0.2%
Martin Marietta Materials, Inc.	2,506	887,675
Vulcan Materials Company	5,079	875,061
Containers and packaging – 0.8%
Amcor PLC	59,372	704,152
AptarGroup, Inc.	2,502	287,305
Avery Dennison Corp.	3,419	617,471
Ball Corp.	14,460	1,173,574
Berry Global Group, Inc. (A)	6,623	373,206
Crown Holdings, Inc.	6,080	669,043
International Paper Company	22,410	1,037,135
Packaging Corp. of America	4,864	783,931
Sealed Air Corp.	2,281	146,463
Westrock Company	10,963	542,997
Metals and mining – 1.0%
Alcoa Corp.	3,750	254,250
Cleveland-Cliffs, Inc. (A)	11,567	294,843
Freeport-McMoRan, Inc.	33,318	1,351,045
58	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Metals and mining (continued)
MP Materials Corp. (A)	373	$14,189
Newmont Corp.	19,744	1,438,350
Nucor Corp.	15,249	2,360,240
Reliance Steel & Aluminum Company	3,394	672,861
Royal Gold, Inc.	445	58,064
Southern Copper Corp.	2,493	155,239
Steel Dynamics, Inc.	11,014	944,451
Real estate – 3.5%		27,752,782
Equity real estate investment trusts – 3.3%
Alexandria Real Estate Equities, Inc.	3,699	673,810
American Homes 4 Rent, Class A	7,683	304,324
American Tower Corp.	5,728	1,380,563
Americold Realty Trust	3,904	102,988
Apartment Income REIT Corp.	849	41,745
AvalonBay Communities, Inc.	3,947	897,864
Boston Properties, Inc.	4,529	532,610
Camden Property Trust	2,782	436,468
Crown Castle International Corp.	6,110	1,131,633
CubeSmart	4,776	226,908
Digital Realty Trust, Inc.	6,187	904,044
Duke Realty Corp.	10,498	574,766
EastGroup Properties, Inc.	217	40,688
Equinix, Inc.	1,277	918,265
Equity LifeStyle Properties, Inc.	4,809	371,640
Equity Residential	9,452	770,338
Essex Property Trust, Inc.	1,874	617,052
Extra Space Storage, Inc.	3,645	692,550
Federal Realty Investment Trust	2,192	256,596
Gaming and Leisure Properties, Inc.	6,332	281,014
Healthpeak Properties, Inc.	14,623	479,781
Host Hotels & Resorts, Inc.	21,149	430,382
Invitation Homes, Inc.	14,538	578,903
Iron Mountain, Inc.	8,199	440,532
Kilroy Realty Corp.	3,011	210,770
Kimco Realty Corp.	9,007	228,147
Lamar Advertising Company, Class A	2,392	264,101
Life Storage, Inc.	903	119,638
Medical Properties Trust, Inc.	13,943	256,412
Mid-America Apartment Communities, Inc.	3,216	632,523
National Retail Properties, Inc.	4,682	205,259
Prologis, Inc.	10,311	1,652,750
Public Storage	2,210	821,015
Realty Income Corp.	14,071	975,965
Regency Centers Corp.	4,652	320,197
Rexford Industrial Realty, Inc.	1,675	130,717
SBA Communications Corp.	2,703	938,238
Simon Property Group, Inc.	6,663	786,234
STORE Capital Corp.	5,941	168,903
Sun Communities, Inc.	2,895	508,275
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
UDR, Inc.	8,457	$449,997
Ventas, Inc.	10,630	590,497
VICI Properties, Inc.	19,978	595,541
Vornado Realty Trust	5,175	200,324
Welltower, Inc.	10,806	981,293
Weyerhaeuser Company	28,070	1,157,045
WP Carey, Inc.	4,528	365,727
Real estate management and development – 0.2%
CBRE Group, Inc., Class A (A)	17,439	1,448,135
Jones Lang LaSalle, Inc. (A)	2,442	534,139
Zillow Group, Inc., Class A (A)	848	32,775
Zillow Group, Inc., Class C (A)	2,328	92,701
Utilities – 4.2%		32,487,631
Electric utilities – 2.3%
Alliant Energy Corp.	10,473	615,917
American Electric Power Company, Inc.	15,004	1,487,046
Avangrid, Inc.	2,032	90,119
Duke Energy Corp.	15,766	1,736,783
Edison International	18,877	1,298,549
Entergy Corp.	11,536	1,371,054
Evergy, Inc.	11,769	798,527
Eversource Energy	14,078	1,230,417
Exelon Corp.	38,857	1,817,730
FirstEnergy Corp.	22,517	975,211
NextEra Energy, Inc.	21,620	1,535,452
NRG Energy, Inc.	9,948	357,133
PG&E Corp. (A)	15,037	190,218
Pinnacle West Capital Corp.	6,118	435,602
PPL Corp.	39,467	1,117,311
The Southern Company	22,535	1,653,844
Xcel Energy, Inc.	18,966	1,389,449
Gas utilities – 0.1%
Atmos Energy Corp.	4,791	543,299
UGI Corp.	11,136	381,965
Independent power and renewable electricity producers – 0.2%
Brookfield Renewable Corp., Class A	2,887	103,643
The AES Corp.	33,975	693,770
Vistra Corp.	14,831	371,072
Multi-utilities – 1.4%
Ameren Corp.	12,870	1,195,623
CenterPoint Energy, Inc.	28,981	887,108
CMS Energy Corp.	12,461	855,946
Consolidated Edison, Inc.	16,677	1,546,625
Dominion Energy, Inc.	11,708	955,841
DTE Energy Company	9,298	1,218,410
NiSource, Inc.	20,524	597,659
Public Service Enterprise Group, Inc.	22,013	1,533,426
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	59

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Multi-utilities (continued)
Sempra Energy	6,572	$1,060,458
WEC Energy Group, Inc.	11,770	1,177,589
Water utilities – 0.2%
American Water Works Company, Inc.	6,321	973,940
Essential Utilities, Inc.	6,499	290,895

SHORT-TERM INVESTMENTS – 0.1%		$949,947
(Cost $949,973)
Short-term funds – 0.1%		949,947
John Hancock Collateral Trust, 0.3773% (C)(D)	46,845	468,378

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	481,569	481,569
Total investments (Multifactor Large Cap ETF) (Cost $672,263,451) 100.0%		$782,107,528
Other assets and liabilities, net (0.0%)		(247,565)
Total net assets 100.0%		$781,859,963

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR MATERIALS ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$18,452,841
(Cost $15,309,329)
Industrials – 2.7%		494,073
Building products – 1.6%
Owens Corning	3,121	283,793
Construction and engineering – 0.7%
MDU Resources Group, Inc.	5,196	133,849
Machinery – 0.4%
RBC Bearings, Inc. (A)	454	76,431
Materials – 97.3%		17,958,768
Chemicals – 49.5%
Air Products & Chemicals, Inc.	2,016	471,885
Albemarle Corp.	1,566	301,972
Ashland Global Holdings, Inc.	1,252	131,422
Axalta Coating Systems, Ltd. (A)	5,464	138,622
Celanese Corp.	2,347	344,868
CF Industries Holdings, Inc.	3,437	332,805
Dow, Inc.	11,234	747,061
DuPont de Nemours, Inc.	10,264	676,706
MULTIFACTOR MATERIALS ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Chemicals (continued)
Eastman Chemical Company	2,442	$250,720
Ecolab, Inc.	1,973	334,108
Element Solutions, Inc.	2,818	58,107
FMC Corp.	2,494	330,555
Huntsman Corp.	5,101	172,771
International Flavors & Fragrances, Inc.	5,011	607,834
Linde PLC	3,127	975,499
LyondellBasell Industries NV, Class A	8,071	855,768
Olin Corp.	4,402	252,675
PPG Industries, Inc.	4,531	579,923
RPM International, Inc.	2,305	191,085
The Mosaic Company	8,597	536,625
The Sherwin-Williams Company	2,368	651,105
Valvoline, Inc.	2,655	80,261
Westlake Corp.	937	118,577
Construction materials – 4.5%
Eagle Materials, Inc.	852	105,069
Martin Marietta Materials, Inc.	1,013	358,825
Vulcan Materials Company	2,118	364,910
Containers and packaging – 18.8%
Amcor PLC	33,875	401,758
AptarGroup, Inc.	1,302	149,509
Ardagh Metal Packaging SA (A)	737	5,255
Avery Dennison Corp.	1,654	298,712
Ball Corp.	5,883	477,464
Berry Global Group, Inc. (A)	4,365	245,968
Crown Holdings, Inc.	2,598	285,884
Graphic Packaging Holding Company	9,329	203,372
International Paper Company	9,425	436,189
Packaging Corp. of America	2,095	337,651
Sealed Air Corp.	3,141	201,684
Sonoco Products Company	2,597	160,780
Westrock Company	5,368	265,877
Metals and mining – 24.5%
Alcoa Corp.	4,254	288,421
Cleveland-Cliffs, Inc. (A)	14,488	369,299
Freeport-McMoRan, Inc.	14,956	606,466
MP Materials Corp. (A)	740	28,150
Newmont Corp.	9,339	680,346
Nucor Corp.	8,051	1,246,131
Reliance Steel & Aluminum Company	1,648	326,716
Royal Gold, Inc.	1,168	152,401
Southern Copper Corp.	1,109	69,057
Steel Dynamics, Inc.	6,113	524,190
U.S. Steel Corp.	7,469	227,730
60	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MATERIALS ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.3%		$63,178
(Cost $63,178)
Short-term funds – 0.3%		63,178
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (B)	63,178	$63,178
Total investments (Multifactor Materials ETF) (Cost $15,372,507) 100.3%		$18,516,019
Other assets and liabilities, net (0.3%)		(53,666)
Total net assets 100.0%		$18,462,353

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-22.
MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$15,032,638
(Cost $17,832,071)
Communication services – 97.6%		14,672,905
Diversified telecommunication services – 17.8%
AT&T, Inc.	45,270	853,792
Frontier Communications Parent, Inc. (A)	16,306	430,315
Iridium Communications, Inc. (A)	2,942	105,059
Lumen Technologies, Inc.	35,072	352,824
Verizon Communications, Inc.	19,985	925,305
Entertainment – 27.5%
Activision Blizzard, Inc.	7,285	550,746
Electronic Arts, Inc.	4,620	545,391
Endeavor Group Holdings, Inc., Class A (A)	3,491	79,420
Liberty Media Corp.-Liberty Formula One, Series A (A)	658	37,782
Liberty Media Corp.-Liberty Formula One, Series C (A)	4,223	263,220
Live Nation Entertainment, Inc. (A)	2,513	263,563
Netflix, Inc. (A)	2,047	389,667
Playtika Holding Corp. (A)	3,207	56,379
ROBLOX Corp., Class A (A)	6,652	203,884
Spotify Technology SA (A)	866	88,029
Take-Two Interactive Software, Inc. (A)	1,871	223,603
The Walt Disney Company (A)	7,224	806,415
Warner Bros Discovery, Inc. (A)	21,401	388,428
Warner Music Group Corp., Class A	2,468	73,472
Zynga, Inc., Class A (A)	20,188	166,955
Interactive media and services – 18.1%
Alphabet, Inc., Class A (A)	208	474,696
Alphabet, Inc., Class C (A)	190	436,873
CarGurus, Inc. (A)	2,759	90,164
MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Interactive media and services (continued)
Match Group, Inc. (A)	4,450	$352,218
Meta Platforms, Inc., Class A (A)	3,415	684,605
Pinterest, Inc., Class A (A)	7,495	153,797
Snap, Inc., Class A (A)	4,779	136,010
Twitter, Inc. (A)	8,116	397,846
Media – 30.1%
Altice USA, Inc., Class A (A)	4,346	40,331
Cable One, Inc.	162	188,924
Charter Communications, Inc., Class A (A)	798	341,935
Comcast Corp., Class A	22,938	912,015
DISH Network Corp., Class A (A)	6,593	187,966
Fox Corp., Class A	6,676	239,268
Fox Corp., Class B	3,219	107,000
Liberty Broadband Corp., Series A (A)	491	52,861
Liberty Broadband Corp., Series C (A)	2,813	314,550
Liberty Media Corp.-Liberty SiriusXM, Series A	1,667	69,731
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	3,363	140,842
News Corp., Class A	8,370	166,228
News Corp., Class B	2,902	57,779
Nexstar Media Group, Inc., Class A	1,386	219,570
Omnicom Group, Inc.	6,199	471,930
Paramount Global, Class A	303	9,560
Paramount Global, Class B	14,267	415,455
Sirius XM Holdings, Inc. (B)	14,753	88,518
The Interpublic Group of Companies, Inc.	11,916	388,700
The New York Times Company, Class A	2,993	114,692
Wireless telecommunication services – 4.1%
T-Mobile US, Inc. (A)	4,991	614,592
Information technology – 2.0%		307,080
Software – 2.0%
Unity Software, Inc. (A)	4,624	307,080
Real estate – 0.3%		52,653
Real estate management and development – 0.3%
Zillow Group, Inc., Class A (A)	331	12,793
Zillow Group, Inc., Class C (A)	1,001	39,860

SHORT-TERM INVESTMENTS – 0.3%		$44,336
(Cost $44,336)
Short-term funds – 0.3%		44,336
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	44,336	44,336
Total investments (Multifactor Media and Communications ETF) (Cost $17,876,407) 100.2%		$15,076,974
Other assets and liabilities, net (0.2%)		(37,087)
Total net assets 100.0%		$15,039,887

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	61

MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (continued)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
MULTIFACTOR MID CAP ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$2,407,968,788
(Cost $2,096,969,894)
Communication services – 3.1%		74,235,035
Diversified telecommunication services – 0.3%
Frontier Communications Parent, Inc. (A)	64,018	1,689,435
Lumen Technologies, Inc.	670,732	6,747,564
Entertainment – 0.8%
Endeavor Group Holdings, Inc., Class A (A)	12,055	274,251
Liberty Media Corp.-Liberty Formula One, Series A (A)	8,831	507,076
Liberty Media Corp.-Liberty Formula One, Series C (A)	89,595	5,584,456
Live Nation Entertainment, Inc. (A)	27,673	2,902,344
Playtika Holding Corp. (A)	24,937	438,392
Take-Two Interactive Software, Inc. (A)	28,080	3,355,841
Warner Bros Discovery, Inc. (A)	147,680	2,680,392
Warner Music Group Corp., Class A	22,213	661,281
Zynga, Inc., Class A (A)	321,315	2,657,275
Interactive media and services – 0.1%
CarGurus, Inc. (A)	12,750	416,670
ZoomInfo Technologies, Inc. (A)	31,060	1,472,244
Media – 1.9%
Altice USA, Inc., Class A (A)	65,306	606,040
Cable One, Inc.	2,399	2,797,714
DISH Network Corp., Class A (A)	88,664	2,527,811
Fox Corp., Class A	93,123	3,337,528
Fox Corp., Class B	42,948	1,427,592
Liberty Broadband Corp., Series A (A)	6,003	646,283
Liberty Broadband Corp., Series C (A)	38,741	4,332,019
Liberty Media Corp.-Liberty SiriusXM, Series A	29,463	1,232,437
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	43,487	1,821,236
News Corp., Class A	196,135	3,895,241
News Corp., Class B	53,788	1,070,919
Nexstar Media Group, Inc., Class A	25,336	4,013,729
Omnicom Group, Inc.	74,379	5,662,473
Paramount Global, Class A	1,411	44,517
Paramount Global, Class B	84,075	2,448,264
Sirius XM Holdings, Inc. (B)	139,688	838,128
The Interpublic Group of Companies, Inc.	187,659	6,121,437
The New York Times Company, Class A	52,830	2,024,446
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary – 12.4%		$299,059,109
Auto components – 0.7%
Autoliv, Inc.	47,316	3,486,243
BorgWarner, Inc.	119,560	4,403,395
Gentex Corp.	120,474	3,535,912
Lear Corp.	32,478	4,155,235
QuantumScape Corp. (A)(B)	18,260	272,804
Automobiles – 0.1%
Harley-Davidson, Inc.	85,651	3,121,979
Distributors – 0.8%
Genuine Parts Company	45,715	5,945,236
LKQ Corp.	143,011	7,097,636
Pool Corp.	13,625	5,521,123
Diversified consumer services – 0.4%
ADT, Inc.	93,475	640,304
Bright Horizons Family Solutions, Inc. (A)	20,395	2,329,925
Service Corp. International	104,889	6,881,767
Hotels, restaurants and leisure – 2.5%
Aramark	114,635	4,155,519
Boyd Gaming Corp.	34,936	2,116,423
Caesars Entertainment, Inc. (A)	42,528	2,818,756
Carnival Corp. (A)	97,378	1,684,639
Choice Hotels International, Inc.	13,013	1,827,806
Churchill Downs, Inc.	12,297	2,495,553
Darden Restaurants, Inc.	40,031	5,273,284
Domino’s Pizza, Inc.	9,859	3,332,342
DraftKings, Inc., Class A (A)	39,597	541,687
Expedia Group, Inc. (A)	26,724	4,670,019
Hilton Grand Vacations, Inc. (A)	13,776	645,130
Hyatt Hotels Corp., Class A (A)	17,525	1,664,174
Light & Wonder, Inc. (A)	18,768	1,052,134
Marriott Vacations Worldwide Corp.	17,523	2,616,710
MGM Resorts International	120,997	4,965,717
Norwegian Cruise Line Holdings, Ltd. (A)	122,616	2,455,998
Penn National Gaming, Inc. (A)	47,217	1,726,726
Planet Fitness, Inc., Class A (A)	25,074	2,006,672
Royal Caribbean Cruises, Ltd. (A)	42,551	3,307,489
Texas Roadhouse, Inc.	26,714	2,199,364
Vail Resorts, Inc.	17,939	4,559,376
Wyndham Hotels & Resorts, Inc.	36,784	3,235,521
Wynn Resorts, Ltd. (A)	25,044	1,765,101
Household durables – 2.1%
D.R. Horton, Inc.	99,924	6,953,711
Garmin, Ltd.	41,757	4,582,413
Lennar Corp., A Shares	74,332	5,685,655
Lennar Corp., B Shares	4,517	294,508
Mohawk Industries, Inc. (A)	24,026	3,389,108
Newell Brands, Inc.	172,897	4,002,566
NVR, Inc. (A)	1,288	5,636,558
PulteGroup, Inc.	138,747	5,794,075
Tempur Sealy International, Inc.	73,606	1,995,459
62	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Household durables (continued)
Toll Brothers, Inc.	60,363	$2,799,032
TopBuild Corp. (A)	13,434	2,433,435
Whirlpool Corp.	41,368	7,509,119
Internet and direct marketing retail – 0.1%
Etsy, Inc. (A)	31,248	2,912,001
Global-e Online, Ltd. (A)	8,008	180,500
Wayfair, Inc., Class A (A)(B)	7,490	576,281
Leisure products – 0.7%
Brunswick Corp.	46,129	3,487,814
Hasbro, Inc.	54,272	4,779,192
Mattel, Inc. (A)	127,684	3,103,998
Peloton Interactive, Inc., Class A (A)	21,615	379,559
Polaris, Inc.	29,175	2,769,875
YETI Holdings, Inc. (A)	29,760	1,454,371
Multiline retail – 0.8%
Dollar Tree, Inc. (A)	74,246	12,061,263
Kohl’s Corp.	74,120	4,290,066
Macy’s, Inc.	121,706	2,941,634
Specialty retail – 3.2%
Advance Auto Parts, Inc.	33,168	6,621,328
AutoNation, Inc. (A)	41,245	4,780,708
AutoZone, Inc. (A)	3,506	6,855,878
Bath & Body Works, Inc.	65,861	3,483,388
Best Buy Company, Inc.	81,825	7,358,522
Burlington Stores, Inc. (A)	14,126	2,875,489
CarMax, Inc. (A)	58,780	5,042,148
Dick’s Sporting Goods, Inc. (B)	35,968	3,468,035
Five Below, Inc. (A)	21,281	3,343,245
Floor & Decor Holdings, Inc., Class A (A)	38,280	3,051,682
GameStop Corp., Class A (A)	12,135	1,517,724
Lithia Motors, Inc.	14,042	3,975,711
Penske Automotive Group, Inc.	10,172	1,066,229
RH (A)	6,196	2,082,600
The Gap, Inc.	123,400	1,532,628
Tractor Supply Company	37,846	7,624,077
Ulta Beauty, Inc. (A)	16,405	6,509,504
Williams-Sonoma, Inc.	41,974	5,476,768
Textiles, apparel and luxury goods – 1.0%
Capri Holdings, Ltd. (A)	69,276	3,304,465
Columbia Sportswear Company	15,134	1,243,409
Deckers Outdoor Corp. (A)	13,229	3,515,607
Hanesbrands, Inc.	182,502	2,419,977
Levi Strauss & Company, Class A	33,249	602,139
PVH Corp.	31,752	2,310,911
Ralph Lauren Corp.	19,547	2,039,534
Skechers USA, Inc., Class A (A)	61,783	2,366,289
Tapestry, Inc.	123,561	4,067,628
Under Armour, Inc., Class A (A)	64,808	995,451
Under Armour, Inc., Class C (A)	71,046	1,008,143
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples – 3.7%		$89,607,633
Beverages – 0.1%
Molson Coors Beverage Company, Class B	62,541	3,385,970
Food and staples retailing – 0.9%
Albertsons Companies, Inc., Class A	40,776	1,275,473
BJ’s Wholesale Club Holdings, Inc. (A)	47,380	3,048,903
Casey’s General Stores, Inc.	17,585	3,539,861
Performance Food Group Company (A)	51,495	2,536,129
The Kroger Company	132,278	7,137,721
U.S. Foods Holding Corp. (A)	99,991	3,761,661
Food products – 2.2%
Bunge, Ltd.	62,855	7,110,158
Campbell Soup Company	68,556	3,237,214
Conagra Brands, Inc.	126,992	4,435,831
Darling Ingredients, Inc. (A)	71,560	5,251,788
Flowers Foods, Inc.	29,572	784,249
Hormel Foods Corp.	49,442	2,590,266
Ingredion, Inc.	34,318	2,920,805
Kellogg Company	25,505	1,747,093
Lamb Weston Holdings, Inc.	55,388	3,661,147
McCormick & Company, Inc.	56,786	5,710,968
Pilgrim’s Pride Corp. (A)	24,246	687,374
Post Holdings, Inc. (A)	32,199	2,395,284
The J.M. Smucker Company	40,093	5,489,934
Tyson Foods, Inc., Class A	74,905	6,978,150
Household products – 0.5%
Church & Dwight Company, Inc.	60,374	5,890,087
Reynolds Consumer Products, Inc.	18,999	562,180
The Clorox Company	31,964	4,585,875
Personal products – 0.0%
Coty, Inc., Class A (A)	108,941	883,512
Energy – 5.1%		122,595,067
Energy equipment and services – 0.5%
Baker Hughes Company	158,849	4,927,496
Halliburton Company	182,454	6,499,011
NOV, Inc.	57,231	1,037,598
Oil, gas and consumable fuels – 4.6%
Antero Resources Corp. (A)	45,679	1,607,901
APA Corp.	106,596	4,362,974
Cheniere Energy, Inc.	49,815	6,765,375
Chesapeake Energy Corp.	13,488	1,106,286
Continental Resources, Inc.	29,666	1,648,540
Coterra Energy, Inc.	241,036	6,939,426
Devon Energy Corp.	125,244	7,285,443
Diamondback Energy, Inc.	61,484	7,761,125
EQT Corp. (A)	95,013	3,776,767
Hess Corp.	61,893	6,379,312
Marathon Oil Corp.	333,968	8,322,483
Matador Resources Company (A)	19,282	941,347
New Fortress Energy, Inc.	12,671	491,381
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	63

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	237,847	$13,102,991
ONEOK, Inc.	101,464	6,425,715
Ovintiv, Inc.	123,411	6,317,409
PDC Energy, Inc.	15,106	1,053,492
Phillips 66	44,636	3,872,619
Range Resources Corp. (A)	46,058	1,378,977
Targa Resources Corp.	84,494	6,202,705
Texas Pacific Land Corp.	2,317	3,166,412
The Williams Companies, Inc.	149,210	5,116,411
Valero Energy Corp.	54,771	6,105,871
Financials – 13.7%		329,526,718
Banks – 4.5%
Bank OZK	18,761	720,798
BOK Financial Corp.	11,842	982,057
Cadence Bank	25,759	645,005
Citizens Financial Group, Inc.	148,131	5,836,361
Comerica, Inc.	54,618	4,473,214
Commerce Bancshares, Inc.	51,646	3,531,037
Cullen/Frost Bankers, Inc.	23,681	3,132,759
East West Bancorp, Inc.	69,349	4,944,584
Fifth Third Bancorp	226,329	8,494,127
First Citizens BancShares, Inc., Class A	2,867	1,833,102
First Financial Bankshares, Inc.	47,124	1,884,018
First Horizon Corp.	257,496	5,762,760
First Republic Bank	43,868	6,545,983
Glacier Bancorp, Inc.	12,620	577,491
Huntington Bancshares, Inc.	440,906	5,797,914
KeyCorp	309,784	5,981,929
M&T Bank Corp.	55,071	9,177,031
PacWest Bancorp	22,947	754,727
Pinnacle Financial Partners, Inc.	20,133	1,561,314
Popular, Inc.	16,102	1,255,795
Prosperity Bancshares, Inc.	38,037	2,486,859
Regions Financial Corp.	334,009	6,920,666
Signature Bank	16,366	3,964,664
SouthState Corp.	8,629	668,230
SVB Financial Group (A)	15,947	7,776,395
Synovus Financial Corp.	55,439	2,302,936
Valley National Bancorp	64,500	772,710
Webster Financial Corp.	20,818	1,040,692
Western Alliance Bancorp	36,494	2,777,558
Wintrust Financial Corp.	10,269	896,689
Zions Bancorp NA	83,315	4,708,131
Capital markets – 3.2%
Affiliated Managers Group, Inc.	13,070	1,641,200
Ameriprise Financial, Inc.	34,331	9,114,537
Ares Management Corp., Class A	31,251	2,069,441
Cboe Global Markets, Inc.	42,336	4,783,121
FactSet Research Systems, Inc.	13,114	5,291,368
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Franklin Resources, Inc.	95,717	$2,353,681
Houlihan Lokey, Inc.	7,250	603,853
Interactive Brokers Group, Inc., Class A	25,179	1,499,661
Invesco, Ltd.	180,631	3,319,998
Janus Henderson Group PLC	30,493	929,427
Jefferies Financial Group, Inc.	104,521	3,215,066
LPL Financial Holdings, Inc.	30,575	5,744,125
MarketAxess Holdings, Inc.	12,528	3,302,506
Morningstar, Inc.	8,608	2,179,804
Nasdaq, Inc.	37,014	5,824,893
Northern Trust Corp.	56,105	5,781,620
Raymond James Financial, Inc.	60,261	5,873,037
Robinhood Markets, Inc., Class A (A)(B)	69,304	679,526
SEI Investments Company	57,948	3,228,863
State Street Corp.	67,935	4,549,607
Stifel Financial Corp.	43,746	2,705,690
Tradeweb Markets, Inc., Class A	15,137	1,077,603
Virtu Financial, Inc., Class A	18,250	527,060
Consumer finance – 0.8%
Ally Financial, Inc.	169,399	6,769,184
Credit Acceptance Corp. (A)(B)	4,499	2,305,738
OneMain Holdings, Inc.	50,570	2,322,680
Synchrony Financial	172,069	6,333,860
Upstart Holdings, Inc. (A)(B)	8,691	651,999
Diversified financial services – 0.7%
Apollo Global Management, Inc.	129,027	6,420,384
Equitable Holdings, Inc.	230,676	6,650,389
Voya Financial, Inc.	72,642	4,586,616
Insurance – 4.4%
Alleghany Corp. (A)	5,157	4,313,831
American Financial Group, Inc.	38,513	5,333,280
Arch Capital Group, Ltd. (A)	98,901	4,516,809
Arthur J. Gallagher & Company	54,089	9,113,456
Assurant, Inc.	26,458	4,812,181
Brown & Brown, Inc.	63,904	3,960,770
Cincinnati Financial Corp.	41,995	5,151,107
CNA Financial Corp.	10,237	485,643
Erie Indemnity Company, Class A	9,478	1,519,134
Everest Re Group, Ltd.	16,465	4,523,100
Fidelity National Financial, Inc.	147,021	5,854,376
First American Financial Corp.	58,054	3,385,129
Globe Life, Inc.	45,377	4,450,576
Lincoln National Corp.	68,985	4,149,448
Loews Corp.	73,177	4,598,443
Markel Corp. (A)	3,549	4,802,791
Old Republic International Corp.	148,436	3,267,076
Principal Financial Group, Inc.	87,740	5,978,604
Reinsurance Group of America, Inc.	34,312	3,682,364
RenaissanceRe Holdings, Ltd.	18,965	2,721,857
64	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Ryan Specialty Group Holdings, Inc., Class A (A)	9,427	$348,705
The Hartford Financial Services Group, Inc.	132,207	9,245,236
W.R. Berkley Corp.	65,160	4,332,488
Willis Towers Watson PLC	30,366	6,524,439
Thrifts and mortgage finance – 0.1%
New York Community Bancorp, Inc.	206,905	1,911,802
Health care – 10.8%		260,390,738
Biotechnology – 1.6%
Alnylam Pharmaceuticals, Inc. (A)	23,067	3,077,830
Beam Therapeutics, Inc. (A)	5,420	203,413
Biohaven Pharmaceutical Holding Company, Ltd. (A)	8,751	780,327
BioMarin Pharmaceutical, Inc. (A)	60,165	4,894,423
Exact Sciences Corp. (A)	34,099	1,877,150
Exelixis, Inc. (A)	162,575	3,631,926
Horizon Therapeutics PLC (A)	81,018	7,985,134
Incyte Corp. (A)	37,451	2,807,327
Intellia Therapeutics, Inc. (A)	11,495	563,600
Natera, Inc. (A)	16,794	589,805
Neurocrine Biosciences, Inc. (A)	34,278	3,086,048
Novavax, Inc. (A)	9,357	421,720
Sarepta Therapeutics, Inc. (A)	15,174	1,097,384
Seagen, Inc. (A)	19,818	2,596,356
United Therapeutics Corp. (A)	22,433	3,983,203
Health care equipment and supplies – 2.5%
ABIOMED, Inc. (A)	12,047	3,452,429
Dentsply Sirona, Inc.	112,273	4,489,797
Enovis Corp. (A)	12,406	804,777
Envista Holdings Corp. (A)	67,577	2,677,401
Globus Medical, Inc., Class A (A)	36,505	2,417,361
Hologic, Inc. (A)	103,023	7,416,626
Insulet Corp. (A)	13,337	3,187,410
Integra LifeSciences Holdings Corp. (A)	31,655	1,936,020
Masimo Corp. (A)	20,421	2,306,960
Novocure, Ltd. (A)	19,780	1,514,752
Penumbra, Inc. (A)	10,290	1,775,642
ResMed, Inc.	41,461	8,290,956
Shockwave Medical, Inc. (A)	4,845	732,225
STERIS PLC	31,265	7,004,923
Tandem Diabetes Care, Inc. (A)	15,220	1,468,426
Teleflex, Inc.	14,379	4,106,930
The Cooper Companies, Inc.	16,130	5,823,575
Health care providers and services – 2.7%
agilon health, Inc. (A)	21,677	385,200
Amedisys, Inc. (A)	13,068	1,668,130
AmerisourceBergen Corp.	40,170	6,077,319
Cardinal Health, Inc.	96,725	5,614,886
Chemed Corp.	7,076	3,477,076
DaVita, Inc. (A)	34,327	3,720,017
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
Encompass Health Corp.	59,947	$4,126,152
Guardant Health, Inc. (A)	19,991	1,233,445
Henry Schein, Inc. (A)	76,201	6,179,901
Laboratory Corp. of America Holdings (A)	38,785	9,319,260
Molina Healthcare, Inc. (A)	21,665	6,790,894
Quest Diagnostics, Inc.	56,855	7,609,473
R1 RCM, Inc. (A)	19,691	443,441
Tenet Healthcare Corp. (A)	31,122	2,256,656
Universal Health Services, Inc., Class B	45,344	5,556,000
Health care technology – 0.6%
Cerner Corp.	101,629	9,516,540
Change Healthcare, Inc. (A)	124,654	2,936,848
Doximity, Inc., Class A (A)	9,777	389,809
Inspire Medical Systems, Inc. (A)	4,615	949,582
Omnicell, Inc. (A)	12,502	1,364,843
Teladoc Health, Inc. (A)	18,836	635,903
Life sciences tools and services – 2.5%
10X Genomics, Inc., Class A (A)	9,967	476,024
Avantor, Inc. (A)	141,970	4,526,004
Azenta, Inc.	28,529	2,138,534
Bio-Rad Laboratories, Inc., Class A (A)	8,102	4,148,710
Bio-Techne Corp.	12,852	4,879,776
Bruker Corp.	53,182	3,057,433
Charles River Laboratories International, Inc. (A)	18,421	4,448,856
Maravai LifeSciences Holdings, Inc., Class A (A)	26,277	807,492
Medpace Holdings, Inc. (A)	13,211	1,764,593
Mettler-Toledo International, Inc. (A)	7,069	9,030,860
PerkinElmer, Inc.	45,620	6,688,348
Repligen Corp. (A)	17,475	2,747,769
Sotera Health Company (A)	34,870	710,651
Syneos Health, Inc. (A)	51,082	3,733,583
Waters Corp. (A)	16,743	5,073,464
West Pharmaceutical Services, Inc.	21,233	6,689,669
Pharmaceuticals – 0.9%
Catalent, Inc. (A)	68,323	6,187,331
Elanco Animal Health, Inc. (A)	156,366	3,957,623
Jazz Pharmaceuticals PLC (A)	32,517	5,209,874
Organon & Company	52,204	1,687,755
Royalty Pharma PLC, Class A	27,192	1,157,835
Viatris, Inc.	388,705	4,015,323
Industrials – 15.5%		374,266,946
Aerospace and defense – 0.9%
Axon Enterprise, Inc. (A)	13,903	1,559,917
HEICO Corp.	9,760	1,378,405
HEICO Corp., Class A	15,924	1,857,375
Howmet Aerospace, Inc.	122,794	4,189,731
Huntington Ingalls Industries, Inc.	18,798	3,999,087
Textron, Inc.	75,622	5,236,824
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	65

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
Woodward, Inc.	24,505	$2,707,312
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	55,599	5,901,834
Expeditors International of Washington, Inc.	58,382	5,783,905
GXO Logistics, Inc. (A)	49,091	2,905,696
Airlines – 0.2%
Alaska Air Group, Inc. (A)	18,009	979,510
American Airlines Group, Inc. (A)	47,497	891,519
Delta Air Lines, Inc. (A)	23,150	996,145
Southwest Airlines Company (A)	15,303	714,956
United Airlines Holdings, Inc. (A)	27,663	1,396,982
Building products – 1.8%
A.O. Smith Corp.	56,914	3,325,485
Advanced Drainage Systems, Inc.	18,285	1,873,481
Allegion PLC	39,720	4,537,613
Builders FirstSource, Inc. (A)	90,570	5,576,395
Carlisle Companies, Inc.	27,973	7,255,077
Fortune Brands Home & Security, Inc.	72,742	5,182,868
Lennox International, Inc.	11,204	2,388,581
Masco Corp.	88,639	4,670,389
Owens Corning	59,712	5,429,612
Trex Company, Inc. (A)	39,707	2,310,550
Commercial services and supplies – 1.0%
Copart, Inc. (A)	62,117	7,059,597
MSA Safety, Inc.	12,442	1,501,625
Republic Services, Inc.	73,980	9,933,295
Rollins, Inc.	66,719	2,237,755
Stericycle, Inc. (A)	34,856	1,749,423
Tetra Tech, Inc.	17,275	2,406,062
Construction and engineering – 0.8%
AECOM	60,554	4,272,690
EMCOR Group, Inc.	25,280	2,691,814
MasTec, Inc. (A)	25,394	1,828,622
MDU Resources Group, Inc.	100,994	2,601,605
Quanta Services, Inc.	52,755	6,118,525
WillScot Mobile Mini Holdings Corp. (A)	75,308	2,643,311
Electrical equipment – 1.6%
Acuity Brands, Inc.	10,900	1,880,032
AMETEK, Inc.	68,991	8,710,804
Generac Holdings, Inc. (A)	17,121	3,756,005
Hubbell, Inc.	30,550	5,968,248
Plug Power, Inc. (A)(B)	174,092	3,659,414
Regal Rexnord Corp.	10,985	1,397,731
Rockwell Automation, Inc.	33,701	8,515,232
Sensata Technologies Holding PLC (A)	97,154	4,411,763
Sunrun, Inc. (A)	51,794	1,034,844
Machinery – 3.8%
AGCO Corp.	35,570	4,531,618
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Chart Industries, Inc. (A)	5,395	$910,784
Crane Company	8,660	833,352
Cummins, Inc.	14,948	2,828,012
Donaldson Company, Inc.	63,136	3,096,189
Dover Corp.	51,136	6,816,429
Esab Corp. (A)	12,340	579,980
Fortive Corp.	64,493	3,708,348
Graco, Inc.	67,418	4,181,264
IDEX Corp.	21,994	4,174,901
Ingersoll Rand, Inc.	90,662	3,985,502
ITT, Inc.	40,026	2,810,626
Lincoln Electric Holdings, Inc.	26,682	3,594,866
Nordson Corp.	21,906	4,724,905
Oshkosh Corp.	36,163	3,342,908
Parker-Hannifin Corp.	38,791	10,505,379
Pentair PLC	69,617	3,533,063
Snap-on, Inc.	26,351	5,599,324
Stanley Black & Decker, Inc.	43,605	5,239,141
The Middleby Corp. (A)	26,039	4,007,142
The Toro Company	46,327	3,712,183
Wabtec Corp.	60,354	5,426,428
Xylem, Inc.	46,860	3,772,230
Professional services – 2.2%
ASGN, Inc. (A)	7,825	887,746
Booz Allen Hamilton Holding Corp.	55,506	4,530,955
CACI International, Inc., Class A (A)	10,248	2,718,794
Clarivate PLC (A)	94,202	1,477,087
Dun & Bradstreet Holdings, Inc. (A)	56,998	899,998
Equifax, Inc.	27,659	5,629,160
Jacobs Engineering Group, Inc.	39,855	5,521,910
KBR, Inc.	15,687	772,271
Leidos Holdings, Inc.	60,984	6,312,454
ManpowerGroup, Inc.	17,073	1,539,985
Nielsen Holdings PLC	185,962	4,985,641
Robert Half International, Inc.	58,078	5,709,648
TransUnion	44,124	3,861,732
TriNet Group, Inc. (A)	17,467	1,549,323
Verisk Analytics, Inc.	36,684	7,485,370
Road and rail – 1.2%
AMERCO	5,264	2,818,767
Avis Budget Group, Inc. (A)	3,964	1,061,044
J.B. Hunt Transport Services, Inc.	29,149	4,980,107
Knight-Swift Transportation Holdings, Inc.	66,219	3,171,228
Landstar System, Inc.	17,102	2,649,100
Lyft, Inc., Class A (A)	34,980	1,140,348
Old Dominion Freight Line, Inc.	29,516	8,268,022
Saia, Inc. (A)	7,956	1,638,618
XPO Logistics, Inc. (A)	51,691	2,780,459
66	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Trading companies and distributors – 1.4%
Fastenal Company	155,625	$8,607,619
SiteOne Landscape Supply, Inc. (A)	15,818	2,230,813
United Rentals, Inc. (A)	31,206	9,877,323
W.W. Grainger, Inc.	15,171	7,585,955
Watsco, Inc.	11,791	3,145,603
WESCO International, Inc. (A)	8,824	1,087,646
Information technology – 16.1%		387,656,347
Communications equipment – 1.5%
Arista Networks, Inc. (A)	71,837	8,302,202
Ciena Corp. (A)	90,198	4,976,224
F5, Inc. (A)	32,156	5,383,236
Juniper Networks, Inc.	157,318	4,958,663
Lumentum Holdings, Inc. (A)	38,207	3,102,790
Motorola Solutions, Inc.	37,793	8,075,986
Ubiquiti, Inc. (B)	1,662	469,100
Electronic equipment, instruments and components – 3.0%
Arrow Electronics, Inc. (A)	47,446	5,591,986
CDW Corp.	45,220	7,379,000
Cognex Corp.	67,682	4,577,334
Coherent, Inc. (A)	8,152	2,183,921
Corning, Inc.	135,142	4,755,647
Flex, Ltd. (A)	334,598	5,517,521
II-VI, Inc. (A)	56,169	3,438,104
IPG Photonics Corp. (A)	15,231	1,439,025
Jabil, Inc.	102,964	5,944,112
Keysight Technologies, Inc. (A)	60,699	8,514,249
Littelfuse, Inc.	12,881	2,952,969
TD SYNNEX Corp.	13,156	1,316,784
Teledyne Technologies, Inc. (A)	14,337	6,187,132
Trimble, Inc. (A)	89,804	5,989,927
Zebra Technologies Corp., Class A (A)	17,438	6,446,131
IT services – 3.3%
Affirm Holdings, Inc. (A)(B)	8,066	231,494
Akamai Technologies, Inc. (A)	66,638	7,482,115
Amdocs, Ltd.	73,687	5,872,117
Broadridge Financial Solutions, Inc.	38,663	5,572,498
Cloudflare, Inc., Class A (A)	30,924	2,663,793
Concentrix Corp.	28,432	4,477,471
DigitalOcean Holdings, Inc. (A)	9,059	357,196
DXC Technology Company (A)	122,789	3,524,044
EPAM Systems, Inc. (A)	16,194	4,291,248
Euronet Worldwide, Inc. (A)	19,617	2,386,408
FleetCor Technologies, Inc. (A)	21,097	5,264,123
Gartner, Inc. (A)	26,090	7,580,450
Genpact, Ltd.	87,905	3,539,934
Globant SA (A)	6,891	1,488,387
GoDaddy, Inc., Class A (A)	54,541	4,407,458
Jack Henry & Associates, Inc.	26,692	5,060,269
Marqeta, Inc., Class A (A)	21,958	204,209
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
MongoDB, Inc. (A)	8,374	$2,972,184
Okta, Inc. (A)	14,079	1,679,765
Switch, Inc., Class A	18,362	548,289
The Western Union Company	156,238	2,618,549
VeriSign, Inc. (A)	23,204	4,146,323
WEX, Inc. (A)	17,109	2,844,200
Semiconductors and semiconductor equipment – 3.0%
Amkor Technology, Inc.	51,492	968,565
Enphase Energy, Inc. (A)	32,594	5,260,672
Entegris, Inc.	50,353	5,608,821
First Solar, Inc. (A)	46,743	3,413,641
Lattice Semiconductor Corp. (A)	47,051	2,260,330
MKS Instruments, Inc.	32,833	3,742,305
Monolithic Power Systems, Inc.	13,454	5,277,197
ON Semiconductor Corp. (A)	187,985	9,795,898
Power Integrations, Inc.	13,879	1,110,320
Qorvo, Inc. (A)	51,067	5,810,403
Silicon Laboratories, Inc. (A)	17,622	2,377,384
Skyworks Solutions, Inc.	59,450	6,735,685
SolarEdge Technologies, Inc. (A)	16,711	4,184,602
Synaptics, Inc. (A)	13,579	2,015,667
Teradyne, Inc.	74,681	7,875,858
Universal Display Corp.	18,545	2,368,753
Wolfspeed, Inc. (A)	47,911	4,393,918
Software – 4.2%
Anaplan, Inc. (A)	26,389	1,715,021
ANSYS, Inc. (A)	27,245	7,511,174
AppLovin Corp., Class A (A)	13,671	521,549
Asana, Inc., Class A (A)	9,720	260,496
Aspen Technology, Inc. (A)	30,946	4,906,179
Avalara, Inc. (A)	25,134	1,911,943
Bentley Systems, Inc., Class B	21,058	892,649
Bill.com Holdings, Inc. (A)	20,828	3,555,548
Black Knight, Inc. (A)	44,265	2,912,194
Ceridian HCM Holding, Inc. (A)	50,543	2,836,979
Citrix Systems, Inc.	33,258	3,329,126
Confluent, Inc., Class A (A)	9,732	304,028
Coupa Software, Inc. (A)	11,769	1,015,665
Dolby Laboratories, Inc., Class A	34,021	2,635,607
Dropbox, Inc., Class A (A)	129,057	2,806,990
Dynatrace, Inc. (A)	45,349	1,739,588
Elastic NV (A)	15,204	1,157,633
Fair Isaac Corp. (A)	10,650	3,977,882
Five9, Inc. (A)	16,063	1,768,536
Guidewire Software, Inc. (A)	34,420	2,992,475
HubSpot, Inc. (A)	9,505	3,606,482
Manhattan Associates, Inc. (A)	24,194	3,158,527
Monday.com, Ltd. (A)	1,231	159,291
NortonLifeLock, Inc.	153,324	3,839,233
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	67

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Nutanix, Inc., Class A (A)	42,913	$1,074,112
Paycom Software, Inc. (A)	13,799	3,884,005
Paylocity Holding Corp. (A)	14,906	2,826,625
Pegasystems, Inc.	10,414	797,608
Procore Technologies, Inc. (A)	7,012	388,956
PTC, Inc. (A)	42,385	4,840,791
Qualtrics International, Inc., Class A (A)	10,885	201,808
Rapid7, Inc. (A)	8,034	767,408
RingCentral, Inc., Class A (A)	11,719	994,357
SentinelOne, Inc., Class A (A)	21,868	727,548
Smartsheet, Inc., Class A (A)	30,661	1,481,846
Splunk, Inc. (A)	19,713	2,405,380
SS&C Technologies Holdings, Inc.	83,041	5,369,431
Tenable Holdings, Inc. (A)	9,119	503,642
The Trade Desk, Inc., Class A (A)	77,848	4,586,804
Tyler Technologies, Inc. (A)	12,738	5,027,816
UiPath, Inc., Class A (A)	17,817	317,677
Workiva, Inc. (A)	4,077	393,471
Zendesk, Inc. (A)	24,847	3,032,328
Zscaler, Inc. (A)	12,220	2,477,483
Technology hardware, storage and peripherals – 1.1%
Hewlett Packard Enterprise Company	402,623	6,204,420
NetApp, Inc.	85,659	6,274,522
Pure Storage, Inc., Class A (A)	76,916	2,253,639
Seagate Technology Holdings PLC	70,971	5,822,461
Western Digital Corp. (A)	105,009	5,572,828
Materials – 7.9%		190,721,575
Chemicals – 2.9%
Albemarle Corp.	27,259	5,256,353
Axalta Coating Systems, Ltd. (A)	99,342	2,520,307
Celanese Corp.	37,323	5,484,242
CF Industries Holdings, Inc.	59,192	5,731,561
Corteva, Inc.	122,074	7,042,449
Eastman Chemical Company	40,018	4,108,648
Element Solutions, Inc.	27,631	569,751
FMC Corp.	40,892	5,419,826
Huntsman Corp.	107,839	3,652,507
International Flavors & Fragrances, Inc.	22,241	2,697,833
LyondellBasell Industries NV, Class A	57,919	6,141,152
Olin Corp.	58,399	3,352,103
RPM International, Inc.	58,006	4,808,697
The Mosaic Company	131,795	8,226,644
The Scotts Miracle-Gro Company	14,921	1,550,740
Valvoline, Inc.	26,138	790,152
Westlake Corp.	17,321	2,191,973
Construction materials – 0.6%
Eagle Materials, Inc.	7,401	912,691
Martin Marietta Materials, Inc.	16,922	5,994,111
Vulcan Materials Company	36,579	6,302,196
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Containers and packaging – 2.5%
Amcor PLC	426,443	$5,057,614
AptarGroup, Inc.	30,426	3,493,818
Avery Dennison Corp.	29,994	5,416,916
Ball Corp.	88,384	7,173,245
Berry Global Group, Inc. (A)	80,417	4,531,498
Crown Holdings, Inc.	42,845	4,714,664
Graphic Packaging Holding Company	121,527	2,649,289
International Paper Company	125,272	5,797,588
Packaging Corp. of America	46,377	7,474,581
Sealed Air Corp.	68,872	4,422,271
Sonoco Products Company	62,683	3,880,705
Westrock Company	117,088	5,799,369
Metals and mining – 1.9%
Alcoa Corp.	60,280	4,086,984
Cleveland-Cliffs, Inc. (A)	217,784	5,551,314
MP Materials Corp. (A)	7,176	272,975
Nucor Corp.	92,278	14,282,775
Reliance Steel & Aluminum Company	34,907	6,920,313
Royal Gold, Inc.	22,787	2,973,248
Steel Dynamics, Inc.	111,968	9,601,256
U.S. Steel Corp.	90,574	2,761,601
Paper and forest products – 0.0%
Louisiana-Pacific Corp.	17,136	1,105,615
Real estate – 6.4%		153,367,066
Equity real estate investment trusts – 5.8%
Alexandria Real Estate Equities, Inc.	23,470	4,275,295
American Campus Communities, Inc.	39,334	2,543,730
American Homes 4 Rent, Class A	79,565	3,151,570
Americold Realty Trust	54,264	1,431,484
Apartment Income REIT Corp.	43,290	2,128,569
Boston Properties, Inc.	18,467	2,171,719
Brixmor Property Group, Inc.	76,301	1,936,519
Camden Property Trust	26,390	4,140,327
Cousins Properties, Inc.	15,851	569,051
CubeSmart	59,322	2,818,388
Douglas Emmett, Inc.	47,315	1,393,900
Duke Realty Corp.	91,444	5,006,559
EastGroup Properties, Inc.	11,050	2,071,875
Equity LifeStyle Properties, Inc.	46,398	3,585,637
Essex Property Trust, Inc.	11,395	3,752,032
Extra Space Storage, Inc.	29,092	5,527,480
Federal Realty Investment Trust	21,949	2,569,350
First Industrial Realty Trust, Inc.	35,782	2,075,356
Gaming and Leisure Properties, Inc.	64,318	2,854,433
Healthcare Trust of America, Inc., Class A	62,020	1,889,129
Healthpeak Properties, Inc.	91,358	2,997,456
Host Hotels & Resorts, Inc.	194,043	3,948,775
Invitation Homes, Inc.	99,481	3,961,333
Iron Mountain, Inc.	81,909	4,400,971
68	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Kilroy Realty Corp.	32,444	$2,271,080
Kimco Realty Corp.	154,918	3,924,073
Lamar Advertising Company, Class A	29,507	3,257,868
Life Storage, Inc.	22,305	2,955,189
Medical Properties Trust, Inc.	164,278	3,021,072
Mid-America Apartment Communities, Inc.	21,189	4,167,453
National Retail Properties, Inc.	49,615	2,175,122
National Storage Affiliates Trust	16,189	916,297
Omega Healthcare Investors, Inc.	67,065	1,708,816
Rayonier, Inc.	15,524	670,637
Realty Income Corp.	108,978	7,558,714
Regency Centers Corp.	47,459	3,266,603
Rexford Industrial Realty, Inc.	39,515	3,083,751
Spirit Realty Capital, Inc.	13,640	592,658
STAG Industrial, Inc.	33,283	1,242,122
STORE Capital Corp.	68,885	1,958,401
Sun Communities, Inc.	20,534	3,605,154
UDR, Inc.	66,298	3,527,717
Ventas, Inc.	59,651	3,313,613
VICI Properties, Inc.	162,682	4,849,546
Vornado Realty Trust	44,133	1,708,388
Weyerhaeuser Company	151,275	6,235,556
WP Carey, Inc.	41,410	3,344,686
Real estate management and development – 0.6%
CBRE Group, Inc., Class A (A)	88,105	7,316,239
Jones Lang LaSalle, Inc. (A)	25,124	5,495,373
Utilities – 5.2%		126,542,554
Electric utilities – 2.4%
Alliant Energy Corp.	74,648	4,390,049
Avangrid, Inc.	14,300	634,205
Edison International	92,408	6,356,746
Entergy Corp.	65,189	7,747,713
Evergy, Inc.	108,255	7,345,102
Eversource Energy	76,177	6,657,870
FirstEnergy Corp.	147,388	6,383,374
NRG Energy, Inc.	107,183	3,847,870
OGE Energy Corp.	95,319	3,686,939
PG&E Corp. (A)	134,932	1,706,890
Pinnacle West Capital Corp.	49,588	3,530,666
PPL Corp.	166,418	4,711,294
Gas utilities – 0.4%
Atmos Energy Corp.	38,969	4,419,085
National Fuel Gas Company	15,740	1,103,846
UGI Corp.	117,439	4,028,158
Independent power and renewable electricity producers – 0.4%
Brookfield Renewable Corp., Class A	41,635	1,494,697
Clearway Energy, Inc., Class A	6,412	182,229
Clearway Energy, Inc., Class C	18,555	566,484
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
The AES Corp.	242,870	$4,959,405
Vistra Corp.	159,064	3,979,781
Multi-utilities – 1.6%
Ameren Corp.	76,765	7,131,469
CenterPoint Energy, Inc.	261,826	8,014,494
CMS Energy Corp.	85,776	5,891,953
DTE Energy Company	53,327	6,987,970
NiSource, Inc.	167,761	4,885,200
WEC Energy Group, Inc.	64,752	6,478,438
Water utilities – 0.4%
American Water Works Company, Inc.	42,361	6,526,983
Essential Utilities, Inc.	64,648	2,893,644

SHORT-TERM INVESTMENTS – 0.4%		$10,684,271
(Cost $10,684,737)
Short-term funds – 0.4%		10,684,271
John Hancock Collateral Trust, 0.3773% (C)(D)	790,373	7,902,546

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	2,781,725	2,781,725
Total investments (Multifactor Mid Cap ETF) (Cost $2,107,654,631) 100.3%		$2,418,653,059
Other assets and liabilities, net (0.3%)		(8,050,498)
Total net assets 100.0%		$2,410,602,561

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR SMALL CAP ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$376,248,689
(Cost $352,055,707)
Communication services – 2.4%		9,214,024
Diversified telecommunication services – 0.6%
Frontier Communications Parent, Inc. (A)	45,787	1,208,319
Iridium Communications, Inc. (A)	32,056	1,144,720
Entertainment – 0.4%
Madison Square Garden Sports Corp. (A)	5,613	909,923
World Wrestling Entertainment, Inc., Class A	13,186	769,931
Interactive media and services – 0.7%
CarGurus, Inc. (A)	19,889	649,973
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	69

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Interactive media and services (continued)
TripAdvisor, Inc. (A)	29,690	$762,142
Ziff Davis, Inc. (A)	12,417	1,097,166
Media – 0.7%
Nexstar Media Group, Inc., Class A	10,523	1,667,054
TEGNA, Inc.	45,569	1,004,796
Consumer discretionary – 12.7%		47,771,129
Auto components – 0.7%
Adient PLC (A)	24,232	827,280
Fox Factory Holding Corp. (A)	12,700	1,039,876
The Goodyear Tire & Rubber Company (A)	64,587	860,299
Automobiles – 0.7%
Harley-Davidson, Inc.	43,601	1,589,256
Thor Industries, Inc.	12,352	945,546
Diversified consumer services – 0.7%
ADT, Inc.	36,170	247,765
H&R Block, Inc.	32,452	846,024
Mister Car Wash, Inc. (A)	12,826	184,694
Terminix Global Holdings, Inc. (A)	25,460	1,168,359
Hotels, restaurants and leisure – 3.1%
Hilton Grand Vacations, Inc. (A)	19,446	910,656
International Game Technology PLC	19,634	428,610
Light & Wonder, Inc. (A)	19,758	1,107,633
Marriott Vacations Worldwide Corp.	9,993	1,492,255
Papa John’s International, Inc.	6,653	605,756
Planet Fitness, Inc., Class A (A)	12,649	1,012,299
Red Rock Resorts, Inc., Class A	11,868	521,717
SeaWorld Entertainment, Inc. (A)	10,450	704,748
Six Flags Entertainment Corp. (A)	15,407	589,626
Texas Roadhouse, Inc.	19,049	1,568,304
The Wendy’s Company	55,884	1,104,268
Travel + Leisure Company	18,546	1,028,932
Wingstop, Inc.	8,591	788,310
Household durables – 2.1%
Cricut, Inc., Class A (A)(B)	3,566	41,437
Helen of Troy, Ltd. (A)	6,100	1,308,511
Leggett & Platt, Inc.	32,140	1,145,148
Meritage Homes Corp. (A)	6,007	495,878
Skyline Champion Corp. (A)	8,919	455,226
Sonos, Inc. (A)	27,534	628,326
Taylor Morrison Home Corp. (A)	18,088	473,725
Tempur Sealy International, Inc.	30,750	833,633
Toll Brothers, Inc.	21,933	1,017,033
TopBuild Corp. (A)	8,569	1,552,189
Internet and direct marketing retail – 0.2%
Global-e Online, Ltd. (A)	10,553	237,865
Revolve Group, Inc. (A)	8,265	349,279
Leisure products – 0.8%
Brunswick Corp.	20,185	1,526,188
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Leisure products (continued)
Polaris, Inc.	7,519	$713,854
YETI Holdings, Inc. (A)	14,158	691,901
Multiline retail – 0.4%
Dillard’s, Inc., Class A	861	261,580
Macy’s, Inc.	54,423	1,315,404
Specialty retail – 2.1%
American Eagle Outfitters, Inc. (B)	36,626	553,419
Asbury Automotive Group, Inc. (A)	4,457	818,795
AutoNation, Inc. (A)	14,101	1,634,447
Leslie’s, Inc. (A)	30,186	591,646
Murphy USA, Inc.	7,032	1,642,675
Penske Automotive Group, Inc.	8,935	936,567
Petco Health & Wellness Company, Inc. (A)	14,802	285,087
Signet Jewelers, Ltd.	10,245	719,199
Victoria’s Secret & Company (A)	18,390	866,537
Textiles, apparel and luxury goods – 1.9%
Carter’s, Inc.	11,808	994,706
Columbia Sportswear Company	6,975	573,066
Crocs, Inc. (A)	11,767	781,682
Hanesbrands, Inc.	83,590	1,108,403
PVH Corp.	19,503	1,419,428
Skechers USA, Inc., Class A (A)	43,346	1,660,152
Steven Madden, Ltd.	13,783	565,930
Consumer staples – 2.9%		10,929,467
Beverages – 0.2%
Coca-Cola Consolidated, Inc.	987	435,761
National Beverage Corp.	6,516	287,225
Food and staples retailing – 0.3%
Casey’s General Stores, Inc.	6,326	1,273,424
Food products – 1.9%
Flowers Foods, Inc.	41,998	1,113,787
Freshpet, Inc. (A)	10,721	1,000,805
Ingredion, Inc.	13,748	1,170,092
Lancaster Colony Corp.	5,668	879,560
Pilgrim’s Pride Corp. (A)	9,791	277,575
Post Holdings, Inc. (A)	11,836	880,480
Sanderson Farms, Inc.	4,226	800,278
Seaboard Corp.	79	333,774
The Simply Good Foods Company (A)	13,986	582,517
Household products – 0.2%
Reynolds Consumer Products, Inc.	10,261	303,623
Spectrum Brands Holdings, Inc.	7,151	608,336
Personal products – 0.3%
BellRing Brands, Inc. (A)	7,482	160,339
Coty, Inc., Class A (A)	36,938	299,567
Herbalife Nutrition, Ltd. (A)	19,651	522,324
70	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Energy – 4.1%		$15,543,394
Energy equipment and services – 0.9%
Cactus, Inc., Class A	9,242	461,453
ChampionX Corp.	40,713	859,044
Helmerich & Payne, Inc.	14,647	674,201
NOV, Inc.	74,426	1,349,343
Oil, gas and consumable fuels – 3.2%
Antero Midstream Corp.	86,717	890,584
Antero Resources Corp. (A)	27,973	984,650
Civitas Resources, Inc.	7,439	436,074
Denbury, Inc. (A)	7,828	500,835
DT Midstream, Inc.	18,191	977,766
EnLink Midstream LLC (A)	38,652	381,495
HF Sinclair Corp. (A)	30,774	1,170,027
Magnolia Oil & Gas Corp., Class A	27,811	646,328
Matador Resources Company (A)	17,638	861,087
Murphy Oil Corp.	23,608	898,993
PDC Energy, Inc.	17,516	1,221,566
Range Resources Corp. (A)	42,017	1,257,989
SM Energy Company	18,130	644,159
Southwestern Energy Company (A)	177,040	1,327,800
Financials – 16.6%		62,696,396
Banks – 7.7%
Associated Banc-Corp	25,397	506,670
Bank OZK	33,888	1,301,977
BankUnited, Inc.	18,409	691,074
BOK Financial Corp.	8,440	699,929
Cadence Bank	34,757	870,315
Cathay General Bancorp	12,941	518,805
Community Bank System, Inc.	14,015	902,566
Eastern Bankshares, Inc.	33,803	647,665
First Financial Bankshares, Inc.	37,240	1,488,855
First Hawaiian, Inc.	27,095	639,713
First Interstate BancSystem, Inc., Class A	15,256	496,125
FNB Corp.	74,083	853,436
Glacier Bancorp, Inc.	24,718	1,131,096
Hancock Whitney Corp.	17,311	809,635
Home BancShares, Inc.	31,888	689,419
Independent Bank Corp.	8,124	626,848
Old National Bancorp	51,610	782,408
Pacific Premier Bancorp, Inc.	20,217	634,005
PacWest Bancorp	26,706	878,360
Pinnacle Financial Partners, Inc.	20,508	1,590,395
Popular, Inc.	22,643	1,765,928
Prosperity Bancshares, Inc.	18,517	1,210,641
ServisFirst Bancshares, Inc.	9,322	748,743
SouthState Corp.	19,476	1,508,221
Synovus Financial Corp.	38,347	1,592,934
UMB Financial Corp.	8,552	771,219
Umpqua Holdings Corp.	45,889	759,004
United Bankshares, Inc.	35,611	1,184,422
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
United Community Banks, Inc.	18,913	$570,038
Valley National Bancorp	105,563	1,264,645
Wintrust Financial Corp.	12,305	1,074,473
Capital markets – 2.5%
Affiliated Managers Group, Inc.	11,147	1,399,729
Cohen & Steers, Inc.	6,658	517,260
Evercore, Inc., Class A	7,304	772,398
Hamilton Lane, Inc., Class A	8,386	575,112
Houlihan Lokey, Inc.	14,397	1,199,126
Interactive Brokers Group, Inc., Class A	22,663	1,349,808
Janus Henderson Group PLC	46,020	1,402,690
Lazard, Ltd., Class A	29,394	963,241
Moelis & Company, Class A	12,694	561,836
Virtu Financial, Inc., Class A	22,054	636,920
Consumer finance – 0.9%
FirstCash Holdings, Inc.	8,640	689,299
OneMain Holdings, Inc.	25,192	1,157,069
SLM Corp.	88,073	1,473,461
Insurance – 3.7%
American Equity Investment Life Holding Company	13,208	498,206
Assured Guaranty, Ltd.	12,694	700,074
Axis Capital Holdings, Ltd.	22,904	1,313,086
Brighthouse Financial, Inc. (A)	17,393	893,304
Enstar Group, Ltd. (A)	3,037	715,973
First American Financial Corp.	12,858	749,750
Kinsale Capital Group, Inc.	6,073	1,346,323
Primerica, Inc.	10,918	1,414,536
RenaissanceRe Holdings, Ltd.	7,795	1,118,738
RLI Corp.	10,824	1,242,379
Selective Insurance Group, Inc.	15,278	1,258,296
The Hanover Insurance Group, Inc.	9,119	1,338,852
Unum Group	47,453	1,448,266
Mortgage real estate investment trusts – 0.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	21,260	850,187
Thrifts and mortgage finance – 1.6%
Essent Group, Ltd.	30,028	1,217,035
MGIC Investment Corp.	92,043	1,202,082
Mr. Cooper Group, Inc. (A)	9,309	418,626
New York Community Bancorp, Inc.	123,982	1,145,594
Radian Group, Inc.	49,339	1,055,361
TFS Financial Corp.	15,104	226,409
Walker & Dunlop, Inc.	5,309	635,806
Health care – 9.9%		37,115,249
Biotechnology – 2.3%
ACADIA Pharmaceuticals, Inc. (A)	21,337	393,454
Alkermes PLC (A)	34,134	984,766
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	71

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Beam Therapeutics, Inc. (A)	12,145	$455,802
Blueprint Medicines Corp. (A)	16,040	935,934
Denali Therapeutics, Inc. (A)	17,470	415,786
Exelixis, Inc. (A)	59,605	1,331,576
Halozyme Therapeutics, Inc. (A)	37,622	1,501,118
Natera, Inc. (A)	17,505	614,776
Sarepta Therapeutics, Inc. (A)	13,907	1,005,754
Ultragenyx Pharmaceutical, Inc. (A)	13,589	960,606
Health care equipment and supplies – 2.7%
CONMED Corp.	6,131	815,178
Enovis Corp. (A)	10,007	649,154
ICU Medical, Inc. (A)	5,632	1,205,192
Inari Medical, Inc. (A)	5,966	481,456
Integra LifeSciences Holdings Corp. (A)	19,632	1,200,693
LivaNova PLC (A)	11,093	850,389
Merit Medical Systems, Inc. (A)	10,683	662,453
Neogen Corp. (A)	30,044	793,162
Ortho Clinical Diagnostics Holdings PLC (A)	22,814	401,755
Quidel Corp. (A)	6,322	636,120
Shockwave Medical, Inc. (A)	5,849	883,959
STAAR Surgical Company (A)	9,921	566,390
Tandem Diabetes Care, Inc. (A)	10,718	1,034,073
Health care providers and services – 2.7%
Acadia Healthcare Company, Inc. (A)	16,379	1,111,807
AMN Healthcare Services, Inc. (A)	9,501	928,723
Chemed Corp.	466	228,988
Encompass Health Corp.	16,412	1,129,638
HealthEquity, Inc. (A)	20,581	1,282,608
LHC Group, Inc. (A)	5,906	979,510
LifeStance Health Group, Inc. (A)(B)	12,299	83,264
Option Care Health, Inc. (A)	26,796	800,664
Premier, Inc., Class A	33,290	1,205,431
Progyny, Inc. (A)	12,132	466,475
R1 RCM, Inc. (A)	18,109	407,815
Surgery Partners, Inc. (A)	7,260	371,422
The Ensign Group, Inc.	14,956	1,201,415
Health care technology – 1.1%
Certara, Inc. (A)	25,112	460,805
Change Healthcare, Inc. (A)	65,654	1,546,808
Definitive Healthcare Corp. (A)	5,034	119,054
Inspire Medical Systems, Inc. (A)	5,686	1,169,951
Omnicell, Inc. (A)	8,443	921,722
Life sciences tools and services – 0.8%
Azenta, Inc.	20,245	1,517,565
Medpace Holdings, Inc. (A)	7,714	1,030,359
Sotera Health Company (A)	21,581	439,821
Stevanato Group SpA (A)	5,104	81,664
Pharmaceuticals – 0.3%
Perrigo Company PLC	24,787	850,194
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials – 18.1%		$68,233,386
Aerospace and defense – 1.2%
BWX Technologies, Inc.	18,933	983,001
Curtiss-Wright Corp.	10,155	1,451,251
Hexcel Corp.	18,323	996,038
Parsons Corp. (A)	6,548	241,818
Spirit AeroSystems Holdings, Inc., Class A	25,176	1,058,399
Airlines – 0.3%
Alaska Air Group, Inc. (A)	6,970	379,098
Copa Holdings SA, Class A (A)	6,184	466,088
JetBlue Airways Corp. (A)	27,619	304,085
Building products – 1.6%
Armstrong World Industries, Inc.	13,279	1,124,200
Hayward Holdings, Inc. (A)	17,536	278,822
Resideo Technologies, Inc. (A)	30,166	678,433
Simpson Manufacturing Company, Inc.	11,776	1,220,818
The AZEK Company, Inc. (A)	24,828	527,347
UFP Industries, Inc.	16,714	1,293,162
Zurn Water Solutions Corp.	28,541	891,050
Commercial services and supplies – 1.5%
Casella Waste Systems, Inc., Class A (A)	8,829	726,097
Clean Harbors, Inc. (A)	13,107	1,375,318
Driven Brands Holdings, Inc. (A)	11,049	308,157
IAA, Inc. (A)	27,848	1,020,629
MSA Safety, Inc.	9,785	1,180,952
Stericycle, Inc. (A)	18,678	937,449
Construction and engineering – 1.5%
API Group Corp. (A)	37,363	693,457
EMCOR Group, Inc.	13,910	1,481,137
MasTec, Inc. (A)	15,267	1,099,377
MDU Resources Group, Inc.	50,741	1,307,088
Valmont Industries, Inc.	4,234	1,053,462
Electrical equipment – 1.2%
Acuity Brands, Inc.	9,358	1,614,068
Atkore, Inc. (A)	8,710	837,031
Bloom Energy Corp., Class A (A)	31,072	576,696
nVent Electric PLC	45,501	1,537,024
Machinery – 3.8%
Allison Transmission Holdings, Inc.	29,169	1,092,087
Chart Industries, Inc. (A)	7,441	1,256,190
Crane Company	13,255	1,275,529
Donaldson Company, Inc.	22,660	1,111,246
Esab Corp. (A)	10,007	470,329
Evoqua Water Technologies Corp. (A)	23,487	979,173
Flowserve Corp.	35,365	1,156,789
Franklin Electric Company, Inc.	8,066	564,136
Gates Industrial Corp. PLC (A)	19,354	246,764
Hillenbrand, Inc.	11,017	449,714
John Bean Technologies Corp.	8,794	1,036,725
Oshkosh Corp.	16,562	1,530,991
RBC Bearings, Inc. (A)	6,640	1,117,844
72	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
The Timken Company	18,025	$1,038,961
Watts Water Technologies, Inc., Class A	7,368	939,125
Marine – 0.1%
Kirby Corp. (A)	2,367	154,328
Matson, Inc.	1,787	153,718
Professional services – 3.6%
Alight, Inc., Class A (A)	50,220	431,390
ASGN, Inc. (A)	13,843	1,570,488
CACI International, Inc., Class A (A)	4,207	1,116,117
Exponent, Inc.	13,331	1,277,243
FTI Consulting, Inc. (A)	9,073	1,430,903
KBR, Inc.	33,301	1,639,408
Korn Ferry	10,886	668,836
ManpowerGroup, Inc.	15,417	1,390,613
Nielsen Holdings PLC	63,369	1,698,923
Science Applications International Corp.	14,699	1,223,398
TriNet Group, Inc. (A)	11,304	1,002,665
Road and rail – 1.1%
Landstar System, Inc.	9,665	1,497,109
Ryder System, Inc.	10,326	721,787
Saia, Inc. (A)	7,356	1,515,042
Schneider National, Inc., Class B	15,107	356,978
Trading companies and distributors – 2.2%
Air Lease Corp.	31,538	1,270,351
Applied Industrial Technologies, Inc.	6,482	678,601
Beacon Roofing Supply, Inc. (A)	10,906	650,325
Core & Main, Inc., Class A (A)	8,420	200,059
GATX Corp.	5,527	571,437
Herc Holdings, Inc.	5,219	667,093
MSC Industrial Direct Company, Inc., Class A	10,333	856,192
Triton International, Ltd.	13,212	807,121
Univar Solutions, Inc. (A)	48,878	1,423,327
WESCO International, Inc. (A)	10,975	1,352,779
Information technology – 14.3%		53,727,045
Communications equipment – 0.6%
Calix, Inc. (A)	10,691	426,678
Lumentum Holdings, Inc. (A)	12,940	1,050,857
Viavi Solutions, Inc. (A)	66,328	951,144
Electronic equipment, instruments and components – 2.8%
Avnet, Inc.	20,414	891,275
Coherent, Inc. (A)	5,093	1,364,415
Fabrinet (A)	7,413	727,882
II-VI, Inc. (A)	15,561	952,489
Insight Enterprises, Inc. (A)	5,817	578,035
Littelfuse, Inc.	6,629	1,519,698
National Instruments Corp.	34,503	1,246,938
Novanta, Inc. (A)	9,650	1,241,955
Rogers Corp. (A)	3,684	997,332
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Vontier Corp.	33,264	$852,224
IT services – 2.0%
DigitalOcean Holdings, Inc. (A)	11,439	451,040
Euronet Worldwide, Inc. (A)	12,038	1,464,423
ExlService Holdings, Inc. (A)	6,247	850,529
Kyndryl Holdings, Inc. (A)	40,387	480,201
Marqeta, Inc., Class A (A)	48,794	453,784
Maximus, Inc.	16,598	1,209,662
Perficient, Inc. (A)	6,609	657,001
Sabre Corp. (A)	78,909	826,177
Squarespace, Inc., Class A (A)	9,845	196,605
Switch, Inc., Class A	23,364	697,649
TTEC Holdings, Inc.	3,912	288,745
Semiconductors and semiconductor equipment – 2.7%
Allegro MicroSystems, Inc. (A)	13,683	332,634
Amkor Technology, Inc.	27,167	511,011
Cirrus Logic, Inc. (A)	16,639	1,261,236
CMC Materials, Inc.	8,259	1,477,618
Diodes, Inc. (A)	9,304	679,471
MACOM Technology Solutions Holdings, Inc. (A)	10,119	515,563
MaxLinear, Inc. (A)	15,086	722,167
Onto Innovation, Inc. (A)	10,344	735,872
Power Integrations, Inc.	15,894	1,271,520
Semtech Corp. (A)	17,859	1,064,396
Silicon Laboratories, Inc. (A)	11,447	1,544,315
Software – 5.7%
ACI Worldwide, Inc. (A)	32,287	891,767
Altair Engineering, Inc., Class A (A)	12,406	673,894
Anaplan, Inc. (A)	23,021	1,496,135
Appfolio, Inc., Class A (A)	3,316	344,400
Box, Inc., Class A (A)	26,345	806,684
CDK Global, Inc.	22,844	1,242,942
Datto Holding Corp. (A)	6,140	213,058
DoubleVerify Holdings, Inc. (A)	10,668	232,029
Envestnet, Inc. (A)	13,456	1,071,636
Freshworks, Inc., Class A (A)	13,054	237,191
Jamf Holding Corp. (A)	12,983	399,876
Mandiant, Inc. (A)	65,379	1,437,030
Monday.com, Ltd. (A)	2,316	299,690
NCR Corp. (A)	30,266	1,060,218
Nutanix, Inc., Class A (A)	44,242	1,107,377
Paycor HCM, Inc. (A)	8,030	197,779
Q2 Holdings, Inc. (A)	14,272	738,291
Qualys, Inc. (A)	9,147	1,246,553
Rapid7, Inc. (A)	10,952	1,046,135
Smartsheet, Inc., Class A (A)	22,340	1,079,692
SPS Commerce, Inc. (A)	7,577	906,437
Tenable Holdings, Inc. (A)	16,267	898,426
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	73

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Teradata Corp. (A)	22,806	$943,028
Varonis Systems, Inc. (A)	27,230	1,176,336
Vonage Holdings Corp. (A)	43,578	869,817
Workiva, Inc. (A)	8,975	866,177
Technology hardware, storage and peripherals – 0.5%
Pure Storage, Inc., Class A (A)	59,792	1,751,906
Materials – 5.5%		20,552,956
Chemicals – 3.0%
Ashland Global Holdings, Inc.	16,183	1,698,730
Avient Corp.	19,194	945,113
Axalta Coating Systems, Ltd. (A)	50,235	1,274,462
Balchem Corp.	8,212	1,011,718
Cabot Corp.	9,706	639,140
Element Solutions, Inc.	48,897	1,008,256
HB Fuller Company	9,259	617,575
Livent Corp. (A)	36,619	782,182
The Chemours Company	47,464	1,569,634
Valvoline, Inc.	51,752	1,564,463
Construction materials – 0.6%
Eagle Materials, Inc.	11,067	1,364,782
Summit Materials, Inc., Class A (A)	24,711	686,966
Containers and packaging – 1.0%
Ardagh Metal Packaging SA (A)	19,820	141,317
Graphic Packaging Holding Company	70,706	1,541,391
Silgan Holdings, Inc.	20,754	920,855
Sonoco Products Company	20,424	1,264,450
Metals and mining – 0.5%
Commercial Metals Company	22,632	927,912
U.S. Steel Corp.	33,855	1,032,239
Paper and forest products – 0.4%
Louisiana-Pacific Corp.	24,206	1,561,771
Real estate – 9.4%		35,357,837
Equity real estate investment trusts – 8.8%
Agree Realty Corp.	14,540	987,557
American Campus Communities, Inc.	34,327	2,219,928
Apple Hospitality REIT, Inc.	36,492	645,543
Brixmor Property Group, Inc.	74,866	1,900,099
Broadstone Net Lease, Inc.	30,021	621,134
Cousins Properties, Inc.	38,603	1,385,848
DigitalBridge Group, Inc. (A)	96,167	669,322
Douglas Emmett, Inc.	44,388	1,307,670
EPR Properties	13,862	728,032
First Industrial Realty Trust, Inc.	28,065	1,627,770
Healthcare Realty Trust, Inc.	32,760	887,141
Healthcare Trust of America, Inc., Class A	41,195	1,254,800
Highwoods Properties, Inc.	26,247	1,071,927
Hudson Pacific Properties, Inc.	40,228	936,508
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Independence Realty Trust, Inc.	36,438	$993,300
Kite Realty Group Trust	35,896	800,481
LXP Industrial Trust	52,722	661,661
National Storage Affiliates Trust	14,568	824,549
Omega Healthcare Investors, Inc.	41,026	1,045,342
Outfront Media, Inc.	28,309	724,710
Park Hotels & Resorts, Inc.	46,999	926,350
Phillips Edison & Company, Inc.	18,172	615,304
Physicians Realty Trust	50,475	865,142
PotlatchDeltic Corp.	11,398	631,335
PS Business Parks, Inc.	5,175	968,760
Rayonier, Inc.	35,036	1,513,555
Ryman Hospitality Properties, Inc. (A)	10,730	1,003,040
Safehold, Inc.	3,667	157,864
SL Green Realty Corp.	18,430	1,275,725
Spirit Realty Capital, Inc.	27,497	1,194,745
STAG Industrial, Inc.	38,317	1,429,990
Terreno Realty Corp.	17,656	1,284,474
Real estate management and development – 0.6%
Cushman & Wakefield PLC (A)	33,735	603,857
eXp World Holdings, Inc. (B)	14,456	193,566
Newmark Group, Inc., Class A	35,358	429,600
The Howard Hughes Corp. (A)	9,684	971,208
Utilities – 4.0%		15,107,806
Electric utilities – 1.5%
Hawaiian Electric Industries, Inc.	27,123	1,115,027
IDACORP, Inc.	12,842	1,350,722
OGE Energy Corp.	26,200	1,013,416
PNM Resources, Inc.	21,559	1,005,943
Portland General Electric Company	21,888	1,035,959
Gas utilities – 1.6%
National Fuel Gas Company	21,867	1,533,533
New Jersey Resources Corp.	24,114	1,040,760
ONE Gas, Inc.	12,189	1,028,386
South Jersey Industries, Inc.	19,538	668,004
Southwest Gas Holdings, Inc.	13,010	1,146,311
Spire, Inc.	8,121	590,803
Independent power and renewable electricity producers – 0.6%
Atlantica Sustainable Infrastructure PLC	17,274	533,767
Clearway Energy, Inc., Class A	10,223	290,538
Clearway Energy, Inc., Class C	22,705	693,184
Ormat Technologies, Inc.	12,046	935,974
Multi-utilities – 0.3%
Black Hills Corp.	15,367	1,125,479
74	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.3%		$1,344,031
(Cost $1,344,081)
Short-term funds – 0.3%		1,344,031
John Hancock Collateral Trust, 0.3773% (C)(D)	76,146	$761,349

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	582,682	582,682
Total investments (Multifactor Small Cap ETF) (Cost $353,399,788) 100.2%		$377,592,720
Other assets and liabilities, net (0.2%)		(907,888)
Total net assets 100.0%		$376,684,832

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR TECHNOLOGY ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$54,595,900
(Cost $50,066,665)
Communication services – 0.4%		194,340
Interactive media and services – 0.4%
ZoomInfo Technologies, Inc. (A)	4,100	194,340
Consumer discretionary – 0.0%		28,243
Internet and direct marketing retail – 0.0%
Global-e Online, Ltd. (A)	1,253	28,243
Health care – 0.2%		101,121
Life sciences tools and services – 0.2%
Azenta, Inc.	1,349	101,121
Industrials – 2.0%		1,115,757
Electrical equipment – 0.7%
Plug Power, Inc. (A)(B)	10,534	221,425
Sensata Technologies Holding PLC (A)	3,589	162,976
Industrial conglomerates – 0.8%
Roper Technologies, Inc.	913	429,037
Professional services – 0.5%
Alight, Inc., Class A (A)	4,614	39,634
Booz Allen Hamilton Holding Corp.	3,218	262,685
Information technology – 97.3%		53,156,439
Communications equipment – 5.8%
Arista Networks, Inc. (A)	4,180	483,083
Ciena Corp. (A)	3,309	182,558
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Communications equipment (continued)
Cisco Systems, Inc.	29,084	$1,424,534
F5, Inc. (A)	1,222	204,575
Juniper Networks, Inc.	6,554	206,582
Lumentum Holdings, Inc. (A)	1,410	114,506
Motorola Solutions, Inc.	2,527	539,995
Ubiquiti, Inc. (B)	133	37,539
Electronic equipment, instruments and components – 7.5%
Amphenol Corp., Class A	7,518	537,537
Cognex Corp.	2,842	192,204
Coherent, Inc. (A)	445	119,216
Corning, Inc.	14,785	520,284
Flex, Ltd. (A)	11,389	187,805
II-VI, Inc. (A)	2,164	132,458
IPG Photonics Corp. (A)	639	60,373
Jabil, Inc.	4,970	286,918
Keysight Technologies, Inc. (A)	4,243	595,166
Littelfuse, Inc.	590	135,258
National Instruments Corp.	2,672	96,566
TE Connectivity, Ltd.	3,485	434,858
Trimble, Inc. (A)	5,272	351,642
Zebra Technologies Corp., Class A (A)	1,145	423,261
IT services – 8.2%
Akamai Technologies, Inc. (A)	3,524	395,675
Amdocs, Ltd.	2,574	205,122
Cloudflare, Inc., Class A (A)	2,560	220,518
Cognizant Technology Solutions Corp., Class A	5,626	455,143
Concentrix Corp.	966	152,126
DigitalOcean Holdings, Inc. (A)	936	36,906
DXC Technology Company (A)	4,730	135,751
EPAM Systems, Inc. (A)	881	233,456
GoDaddy, Inc., Class A (A)	3,046	246,147
IBM Corp.	8,968	1,185,659
MongoDB, Inc. (A)	643	228,220
Okta, Inc. (A)	1,260	150,331
Snowflake, Inc., Class A (A)	1,894	324,707
Switch, Inc., Class A	1,964	58,645
Twilio, Inc., Class A (A)	1,333	149,056
VeriSign, Inc. (A)	1,638	292,694
Semiconductors and semiconductor equipment – 33.0%
Advanced Micro Devices, Inc. (A)	8,604	735,814
Allegro MicroSystems, Inc. (A)	1,114	27,081
Amkor Technology, Inc.	2,625	49,376
Analog Devices, Inc.	3,648	563,178
Applied Materials, Inc.	7,725	852,454
Broadcom, Inc.	3,480	1,929,277
CMC Materials, Inc.	586	104,841
Enphase Energy, Inc. (A)	1,412	227,897
Entegris, Inc.	2,914	324,590
First Solar, Inc. (A)	1,750	127,803
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	75

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Intel Corp.	30,869	$1,345,580
KLA Corp.	2,001	638,839
Lam Research Corp.	1,848	860,724
Lattice Semiconductor Corp. (A)	1,984	95,311
Marvell Technology, Inc.	8,572	497,862
Microchip Technology, Inc.	12,148	792,050
Micron Technology, Inc.	8,952	610,437
MKS Instruments, Inc.	1,181	134,610
Monolithic Power Systems, Inc.	725	284,374
NVIDIA Corp.	12,230	2,268,298
NXP Semiconductors NV	2,889	493,730
ON Semiconductor Corp. (A)	9,593	499,891
Power Integrations, Inc.	1,055	84,400
Qorvo, Inc. (A)	2,505	285,019
Qualcomm, Inc.	8,721	1,218,236
Silicon Laboratories, Inc. (A)	810	109,277
Skyworks Solutions, Inc.	3,870	438,471
SolarEdge Technologies, Inc. (A)	853	213,600
Synaptics, Inc. (A)	716	106,283
Teradyne, Inc.	4,162	438,925
Texas Instruments, Inc.	8,184	1,393,326
Universal Display Corp.	733	93,626
Wolfspeed, Inc. (A)	2,286	209,649
Software – 31.5%
Adobe, Inc. (A)	2,791	1,105,096
Altair Engineering, Inc., Class A (A)	870	47,258
Anaplan, Inc. (A)	1,503	97,680
ANSYS, Inc. (A)	1,619	446,342
AppLovin Corp., Class A (A)	2,586	98,656
Asana, Inc., Class A (A)	617	16,536
Aspen Technology, Inc. (A)	1,552	246,054
Atlassian Corp. PLC, Class A (A)	1,138	255,857
Autodesk, Inc. (A)	1,847	349,600
Avalara, Inc. (A)	1,312	99,804
Bentley Systems, Inc., Class B	2,047	86,772
Bill.com Holdings, Inc. (A)	1,752	299,084
Cadence Design Systems, Inc. (A)	2,803	422,833
CDK Global, Inc.	2,865	155,885
Ceridian HCM Holding, Inc. (A)	2,433	136,564
Citrix Systems, Inc.	2,165	216,717
Confluent, Inc., Class A (A)	1,567	48,953
Coupa Software, Inc. (A)	740	63,862
Crowdstrike Holdings, Inc., Class A (A)	1,208	240,102
Datadog, Inc., Class A (A)	1,665	201,099
DocuSign, Inc. (A)	1,150	93,150
Dolby Laboratories, Inc., Class A	1,207	93,506
Dropbox, Inc., Class A (A)	4,855	105,596
Dynatrace, Inc. (A)	3,071	117,804
Elastic NV (A)	805	61,293
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Fair Isaac Corp. (A)	507	$189,370
Five9, Inc. (A)	681	74,978
Fortinet, Inc. (A)	1,322	382,071
Freshworks, Inc., Class A (A)	1,244	22,603
Guidewire Software, Inc. (A)	1,588	138,061
HubSpot, Inc. (A)	563	213,619
Intuit, Inc.	1,663	696,381
Manhattan Associates, Inc. (A)	1,241	162,013
Microsoft Corp.	12,406	3,442,913
MicroStrategy, Inc., Class A (A)	92	32,584
Monday.com, Ltd. (A)	171	22,127
NCino, Inc. (A)	547	20,507
NCR Corp. (A)	2,789	97,699
NortonLifeLock, Inc.	10,314	258,263
Nutanix, Inc., Class A (A)	2,154	53,915
Oracle Corp.	8,240	604,816
Palantir Technologies, Inc., Class A (A)	8,060	83,824
Palo Alto Networks, Inc. (A)	604	339,013
Paycom Software, Inc. (A)	876	246,568
Paylocity Holding Corp. (A)	612	116,054
Pegasystems, Inc.	615	47,103
Procore Technologies, Inc. (A)	1,080	59,908
PTC, Inc. (A)	1,901	217,113
Qualtrics International, Inc., Class A (A)	899	16,667
Rapid7, Inc. (A)	552	52,727
RingCentral, Inc., Class A (A)	826	70,086
salesforce.com, Inc. (A)	6,001	1,055,816
SentinelOne, Inc., Class A (A)	3,080	102,472
ServiceNow, Inc. (A)	829	396,345
Smartsheet, Inc., Class A (A)	1,900	91,827
Splunk, Inc. (A)	1,399	170,706
SS&C Technologies Holdings, Inc.	5,034	325,498
Synopsys, Inc. (A)	1,555	445,958
Tenable Holdings, Inc. (A)	1,088	60,090
Teradata Corp. (A)	2,670	110,405
The Trade Desk, Inc., Class A (A)	5,427	319,759
Tyler Technologies, Inc. (A)	764	301,558
UiPath, Inc., Class A (A)	4,064	72,461
VMware, Inc., Class A	1,955	211,218
Workday, Inc., Class A (A)	1,560	322,452
Workiva, Inc. (A)	417	40,245
Zendesk, Inc. (A)	1,431	174,639
Zoom Video Communications, Inc., Class A (A)	798	79,457
Zscaler, Inc. (A)	837	169,693
Technology hardware, storage and peripherals – 11.3%
Apple, Inc.	22,453	3,539,716
Dell Technologies, Inc., Class C	8,001	376,127
Hewlett Packard Enterprise Company	26,244	404,420
HP, Inc.	17,140	627,838
76	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
NetApp, Inc.	5,120	$375,040
Pure Storage, Inc., Class A (A)	4,519	132,407
Seagate Technology Holdings PLC	4,397	360,730
Western Digital Corp. (A)	6,229	330,573

SHORT-TERM INVESTMENTS – 0.6%		$333,483
(Cost $333,494)
Short-term funds – 0.6%		333,483
John Hancock Collateral Trust, 0.3773% (C)(D)	21,832	218,292

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (C)	115,191	115,191
Total investments (Multifactor Technology ETF) (Cost $50,400,159) 100.5%		$54,929,383
Other assets and liabilities, net (0.5%)		(300,181)
Total net assets 100.0%		$54,629,202

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-22.
(C)	The rate shown is the annualized seven-day yield as of 4-30-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR UTILITIES ETF

As of 4-30-22
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$19,284,047
(Cost $17,820,917)
Utilities – 99.9%		19,284,047
Electric utilities – 55.9%
Alliant Energy Corp.	7,019	412,787
American Electric Power Company, Inc.	6,891	682,967
Avangrid, Inc.	1,458	64,662
Duke Energy Corp.	9,349	1,029,886
Edison International	11,605	798,308
Entergy Corp.	6,856	814,836
Evergy, Inc.	7,803	529,434
Eversource Energy	7,894	689,936
Exelon Corp.	25,578	1,196,541
FirstEnergy Corp.	14,665	635,141
IDACORP, Inc.	1,485	156,192
NextEra Energy, Inc.	7,786	552,962
NRG Energy, Inc.	7,300	262,070
OGE Energy Corp.	6,216	240,435
Pinnacle West Capital Corp.	3,860	274,832
PPL Corp.	18,694	529,227
The Southern Company	11,237	824,683
MULTIFACTOR UTILITIES ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Electric utilities (continued)
Xcel Energy, Inc.	15,012	$1,099,779
Gas utilities – 4.1%
Atmos Energy Corp.	3,163	358,684
National Fuel Gas Company	2,983	209,198
UGI Corp.	6,708	230,084
Independent power and renewable electricity producers – 3.5%
Brookfield Renewable Corp., Class A	2,910	104,469
Clearway Energy, Inc., Class A	716	20,349
Clearway Energy, Inc., Class C	1,588	48,482
The AES Corp.	13,597	277,651
Vistra Corp.	9,098	227,632
Multi-utilities – 32.7%
Ameren Corp.	6,618	614,812
CenterPoint Energy, Inc.	22,277	681,899
CMS Energy Corp.	7,109	488,317
Consolidated Edison, Inc.	10,869	1,007,991
Dominion Energy, Inc.	7,861	641,772
DTE Energy Company	4,435	581,162
NiSource, Inc.	12,441	362,282
Public Service Enterprise Group, Inc.	10,067	701,267
Sempra Energy	3,053	492,632
WEC Energy Group, Inc.	7,368	737,168
Water utilities – 3.7%
American Water Works Company, Inc.	3,243	499,681
Essential Utilities, Inc.	4,554	203,837

SHORT-TERM INVESTMENTS – 0.3%		$59,454
(Cost $59,454)
Short-term funds – 0.3%		59,454
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2918% (A)	59,454	59,454
Total investments (Multifactor Utilities ETF) (Cost $17,880,371) 100.2%		$19,343,501
Other assets and liabilities, net (0.2%)		(38,768)
Total net assets 100.0%		$19,304,733

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	The rate shown is the annualized seven-day yield as of 4-30-22.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	77

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-22

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Emerging Markets ETF
Assets
Unaffiliated investments, at value	$16,127,954	$37,691,296	$478,138,488	$661,206,792
Affiliated investments, at value	13,009	—	10,869,912	2,767,388
Total investments, at value	16,140,963	37,691,296	489,008,400	663,974,180
Cash	—	—	160,738	19,503
Foreign currency, at value	—	—	1,771,441	3,561,732
Dividends and interest receivable	5,952	45,464	2,896,902	1,288,271
Receivable for securities lending income	217	—	19,675	2,346
Receivable from affiliates	4,832	648	—	—
Other assets	8,363	8,089	19,115	24,564
Total assets	16,160,327	37,745,497	493,876,271	668,870,596
Liabilities
Foreign capital gains tax payable	—	—	—	4,578,836
Payable for investments purchased	—	—	98	278
Payable upon return of securities loaned	13,068	—	10,865,481	2,767,894
Payable to affiliates
Investment management fees	—	—	129,671	162,323
Accounting and legal services fees	809	1,307	23,319	31,490
Trustees’ fees	12	6	222	274
Other liabilities and accrued expenses	76,910	76,389	189,486	476,910
Total liabilities	90,799	77,702	11,208,277	8,018,005
Net assets	$16,069,528	$37,667,795	$482,667,994	$660,852,591
Net assets consist of
Paid-in capital	$23,134,152	$34,695,578	$496,838,962	$657,760,182
Total distributable earnings (loss)	(7,064,624)	2,972,217	(14,170,968)	3,092,409
Net assets	$16,069,528	$37,667,795	$482,667,994	$660,852,591
Unaffiliated investments, at cost	$17,754,131	$33,234,971	$462,308,494	$620,919,624
Affiliated investments, at cost	$13,010	—	$10,870,478	$2,767,514
Foreign currency, at cost	—	—	$1,808,704	$3,631,400
Securities loaned, at value	$104,995	—	$15,654,606	$5,117,096
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$16,069,528	$37,667,795	$482,667,994	$660,852,591
Shares outstanding	350,000	980,000	16,100,000	25,100,000
Net asset value per share	$45.91	$38.44	$29.98	$26.33
78	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-22

Continued
	Multifactor Energy ETF	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Assets
Unaffiliated investments, at value	$30,602,968	$25,678,342	$41,063,785	$15,816,422
Affiliated investments, at value	—	80,018	—	—
Total investments, at value	30,602,968	25,758,360	41,063,785	15,816,422
Dividends and interest receivable	38,241	31,041	30,777	8,315
Receivable for securities lending income	11	51	8	3
Receivable from affiliates	850	1,981	—	5,097
Other assets	7,944	8,224	8,718	8,294
Total assets	30,650,014	25,799,657	41,103,288	15,838,131
Liabilities
Payable upon return of securities loaned	—	80,025	—	—
Payable to affiliates
Investment management fees	—	—	1,045	—
Accounting and legal services fees	1,631	1,315	1,896	765
Trustees’ fees	—	13	21	8
Other liabilities and accrued expenses	77,685	78,165	76,236	76,693
Total liabilities	79,316	159,518	79,198	77,466
Net assets	$30,570,698	$25,640,139	$41,024,090	$15,760,665
Net assets consist of
Paid-in capital	$33,707,412	$27,257,339	$41,024,864	$20,087,632
Total distributable earnings (loss)	(3,136,714)	(1,617,200)	(774)	(4,326,967)
Net assets	$30,570,698	$25,640,139	$41,024,090	$15,760,665
Unaffiliated investments, at cost	$24,706,982	$24,443,868	$36,867,951	$16,815,760
Affiliated investments, at cost	—	$80,025	—	—
Securities loaned, at value	$51,427	$104,807	—	—
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$30,570,698	$25,640,139	$41,024,090	$15,760,665
Shares outstanding	1,000,000	550,000	880,000	330,000
Net asset value per share	$30.57	$46.62	$46.62	$47.76
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	79

STATEMENTS OF ASSETS AND LIABILITIES 4-30-22

Continued
	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Media and Communications ETF	Multifactor Mid Cap ETF
Assets
Unaffiliated investments, at value	$781,639,150	$18,516,019	$15,076,974	$2,410,750,513
Affiliated investments, at value	468,378	—	—	7,902,546
Total investments, at value	782,107,528	18,516,019	15,076,974	2,418,653,059
Dividends and interest receivable	601,906	11,334	28,751	1,148,341
Receivable for investments sold	1,298,583	—	—	—
Receivable for securities lending income	848	—	247	7,016
Receivable from affiliates	—	4,753	4,423	—
Other assets	29,619	8,026	6,505	61,768
Total assets	784,038,484	18,540,132	15,116,900	2,419,870,184
Liabilities
Payable for fund shares repurchased	1,305,275	—	—	—
Payable upon return of securities loaned	472,056	—	—	7,909,808
Payable to affiliates
Investment management fees	175,930	—	—	754,145
Accounting and legal services fees	39,142	853	806	119,297
Trustees’ fees	276	6	7	957
Other liabilities and accrued expenses	185,842	76,920	76,200	483,416
Total liabilities	2,178,521	77,779	77,013	9,267,623
Net assets	$781,859,963	$18,462,353	$15,039,887	$2,410,602,561
Net assets consist of
Paid-in capital	$705,848,494	$17,489,995	$19,922,346	$2,168,629,922
Total distributable earnings (loss)	76,011,469	972,358	(4,882,459)	241,972,639
Net assets	$781,859,963	$18,462,353	$15,039,887	$2,410,602,561
Unaffiliated investments, at cost	$671,795,047	$15,372,507	$17,876,407	$2,099,751,619
Affiliated investments, at cost	$468,404	—	—	$7,903,012
Securities loaned, at value	$838,381	—	$65,184	$11,553,159
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$781,859,963	$18,462,353	$15,039,887	$2,410,602,561
Shares outstanding	14,975,000	380,000	540,000	49,450,000
Net asset value per share	$52.21	$48.59	$27.85	$48.75
80	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-22

Continued
	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Assets
Unaffiliated investments, at value	$376,831,371	$54,711,091	$19,343,501
Affiliated investments, at value	761,349	218,292	—
Total investments, at value	377,592,720	54,929,383	19,343,501
Dividends and interest receivable	104,609	267	21,892
Receivable for investments sold	4,348	—	—
Receivable for securities lending income	879	113	—
Receivable from affiliates	—	—	6,552
Other assets	16,994	9,019	7,986
Total assets	377,719,550	54,938,782	19,379,931
Liabilities
Payable for investments purchased	132	—	—
Payable upon return of securities loaned	762,141	218,311	—
Payable to affiliates
Investment management fees	128,820	8,344	—
Accounting and legal services fees	19,298	2,930	897
Trustees’ fees	162	39	6
Other liabilities and accrued expenses	124,165	79,956	74,295
Total liabilities	1,034,718	309,580	75,198
Net assets	$376,684,832	$54,629,202	$19,304,733
Net assets consist of
Paid-in capital	$426,049,776	$54,151,822	$19,888,333
Total distributable earnings (loss)	(49,364,944)	477,380	(583,600)
Net assets	$376,684,832	$54,629,202	$19,304,733
Unaffiliated investments, at cost	$352,638,389	$50,181,856	$17,880,371
Affiliated investments, at cost	$761,399	$218,303	—
Securities loaned, at value	$784,466	$232,857	—
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$376,684,832	$54,629,202	$19,304,733
Shares outstanding	11,775,000	690,000	530,000
Net asset value per share	$31.99	$79.17	$36.42
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	81

STATEMENTS OF OPERATIONS For the year ended 4-30-22

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Emerging Markets ETF
Investment income
Dividends from unaffiliated investments	$239,813	$548,082	$15,400,705	$21,525,562
Securities lending	1,460	525	175,080	60,281
Interest	43	35	534	244
Non-cash dividends	—	—	2,922,046	1,944,782
Less foreign taxes withheld	—	—	(1,556,428)	(2,763,254)
Total investment income	241,316	548,642	16,941,937	20,767,615
Expenses
Investment management fees	106,102	89,446	1,789,620	3,125,189
Accounting and legal services fees	3,756	3,365	70,799	99,228
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees’ fees	557	381	8,085	11,551
Custodian fees	61,426	61,332	165,472	599,064
Printing and postage	18,666	16,960	23,961	22,219
Professional fees	17,229	17,042	58,944	65,859
Stock exchange listing fees	8,383	8,407	9,379	11,029
Other	12,028	10,851	25,894	27,908
Total expenses	238,147	217,784	2,162,154	3,972,047
Less expense reductions	(126,459)	(123,631)	(166,407)	(490,144)
Net expenses	111,688	94,153	1,995,747	3,481,903
Net investment income	129,628	454,489	14,946,190	17,285,712
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(310,051)	(378,916)	(9,909,962)	(11,036,616)[1]
Affiliated investments	(28)	(63)	(491)	(421)
Capital gain distributions received from affiliated investments	27	23	82	—
Futures contracts	(24)	603	479,478	289,605
Redemptions in kind	12,075,596	1,067,402	22,078,070	10,196,299
	11,765,520	689,049	12,647,177	(551,133)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(13,811,241)	1,789,170	(66,945,142)	(115,024,702)[2]
Affiliated investments	1	8	(352)	(97)
	(13,811,240)	1,789,178	(66,945,494)	(115,024,799)
Net realized and unrealized gain (loss)	(2,045,720)	2,478,227	(54,298,317)	(115,575,932)
Increase (decrease) in net assets from operations	$(1,916,092)	$2,932,716	$(39,352,127)	$(98,290,220)

[1]	Net of foreign taxes of $427,823.
[2]	Net of $1,623,276 increase in deferred foreign withholding taxes.
82	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-22

Continued

	Multifactor Energy ETF	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Investment income
Dividends from unaffiliated investments	$727,232	$651,810	$570,789	$314,253
Securities lending	55	329	336	138
Interest	42	39	48	42
Less foreign taxes withheld	—	(147)	—	—
Total investment income	727,329	652,031	571,173	314,433
Expenses
Investment management fees	88,900	133,347	186,939	90,041
Accounting and legal services fees	3,458	4,833	6,815	3,323
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees’ fees	326	577	774	498
Custodian fees	62,078	62,158	61,861	62,044
Printing and postage	17,066	18,105	18,654	18,057
Professional fees	17,189	17,334	20,792	17,101
Stock exchange listing fees	8,407	8,383	8,383	8,407
Other	10,292	10,803	11,046	11,056
Total expenses	217,716	265,540	325,264	220,527
Less expense reductions	(124,137)	(125,174)	(128,485)	(125,748)
Net expenses	93,579	140,366	196,779	94,779
Net investment income	633,750	511,665	374,394	219,654
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(670,802)	(179,741)	(301,663)	(359,291)
Affiliated investments	(4)	(5)	(16)	(2)
Capital gain distributions received from affiliated investments	—	—	1	—
Futures contracts	(290)	(58)	4,005	6,294
Redemptions in kind	4,656,480	4,383,461	7,384,258	11,448,046
	3,985,384	4,203,657	7,086,585	11,095,047
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,709,394	(6,225,734)	(6,365,736)	(11,860,821)
Affiliated investments	—	(7)	—	—
	6,709,394	(6,225,741)	(6,365,736)	(11,860,821)
Net realized and unrealized gain (loss)	10,694,778	(2,022,084)	720,849	(765,774)
Increase (decrease) in net assets from operations	$11,328,528	$(1,510,419)	$1,095,243	$(546,120)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	83

STATEMENTS OF OPERATIONS For the year ended 4-30-22

Continued
	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Media and Communications ETF	Multifactor Mid Cap ETF
Investment income
Dividends from unaffiliated investments	$10,788,759	$401,810	$286,646	$30,020,094
Securities lending	7,967	191	2,303	56,134
Interest	280	36	41	1,405
Less foreign taxes withheld	(603)	(79)	—	(6,739)
Total investment income	10,796,403	401,958	288,990	30,070,894
Expenses
Investment management fees	1,985,360	81,533	84,049	8,934,386
Accounting and legal services fees	116,873	3,013	2,994	341,569
Transfer agent fees	10,382	10,000	10,000	10,000
Trustees’ fees	12,560	394	424	37,085
Custodian fees	137,969	62,062	60,131	407,660
Printing and postage	38,518	17,112	17,057	106,908
Professional fees	70,630	16,819	16,737	140,934
Stock exchange listing fees	8,383	8,407	9,958	10,244
Other	30,007	10,399	9,630	59,183
Total expenses	2,410,682	209,739	210,980	10,047,969
Less expense reductions	(196,229)	(123,914)	(122,504)	(216,821)
Net expenses	2,214,453	85,825	88,476	9,831,148
Net investment income	8,581,950	316,133	200,514	20,239,746
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(2,740,310)	(192,325)	(964,833)	(10,552,036)
Affiliated investments	(331)	—	(9)	(1,398)
Capital gain distributions received from affiliated investments	116	—	—	663
Futures contracts	16,954	(53)	—	238,395
Redemptions in kind	29,797,666	5,013,071	4,038,130	97,519,846
	27,074,095	4,820,693	3,073,288	87,205,470
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(49,027,513)	(4,183,347)	(8,858,157)	(234,507,553)
Affiliated investments	(22)	—	—	(410)
	(49,027,535)	(4,183,347)	(8,858,157)	(234,507,963)
Net realized and unrealized gain (loss)	(21,953,440)	637,346	(5,784,869)	(147,302,493)
Increase (decrease) in net assets from operations	$(13,371,490)	$953,479	$(5,584,355)	$(127,062,747)
84	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-22

Continued
	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Investment income
Dividends from unaffiliated investments	$5,593,635	$570,251	$513,217
Securities lending	7,192	1,500	23
Interest	318	65	31
Less foreign taxes withheld	(11,222)	(560)	(364)
Total investment income	5,589,923	571,256	512,907
Expenses
Investment management fees	1,656,673	257,843	67,358
Accounting and legal services fees	62,032	9,259	2,555
Transfer agent fees	10,000	10,000	10,000
Trustees’ fees	7,188	1,064	307
Custodian fees	83,521	61,844	62,110
Printing and postage	24,797	19,691	16,556
Professional fees	50,328	18,850	18,972
Stock exchange listing fees	10,832	8,383	8,407
Other	19,781	11,426	10,766
Total expenses	1,925,152	398,360	197,031
Less expense reductions	(140,995)	(126,947)	(126,128)
Net expenses	1,784,157	271,413	70,903
Net investment income	3,805,766	299,843	442,004
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(12,953,469)	(1,666,909)	(171,768)
Affiliated investments	(751)	(10)	(27)
Capital gain distributions received from affiliated investments	258	—	—
Futures contracts	(14,253)	506	455
Redemptions in kind	42,499,809	9,801,822	460,487
	29,531,594	8,135,409	289,147
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(65,353,894)	(13,101,739)	1,322,713
Affiliated investments	(46)	(10)	—
	(65,353,940)	(13,101,749)	1,322,713
Net realized and unrealized gain (loss)	(35,822,346)	(4,966,340)	1,611,860
Increase (decrease) in net assets from operations	$(32,016,580)	$(4,666,497)	$2,053,864
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	85

STATEMENTS OF CHANGES IN NET ASSETS

	Multifactor Consumer Discretionary ETF		Multifactor Consumer Staples ETF		Multifactor Developed International ETF
	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21
Increase (decrease) in net assets
From operations
Net investment income	$129,628	$164,837	$454,489	$513,045	$14,946,190	$11,281,728
Net realized gain	11,765,520	7,030,879	689,049	1,412,404	12,647,177	30,563,800
Change in net unrealized appreciation (depreciation)	(13,811,240)	14,748,233	1,789,178	3,480,570	(66,945,494)	115,721,656
Increase (decrease) in net assets resulting from operations	(1,916,092)	21,943,949	2,932,716	5,406,019	(39,352,127)	157,567,184
Distributions to shareholders
From earnings	(123,066)	(247,807)	(441,221)	(558,496)	(16,282,455)	(9,397,948)
From fund share transactions
Shares issued	4,853,413	20,031,773	16,912,306	5,503,576	123,309,794	54,554,414
Shares repurchased	(36,432,882)	(23,211,076)	(3,588,070)	(7,710,219)	(69,777,522)	(150,990,640)
Total from fund share transactions	(31,579,469)	(3,179,303)	13,324,236	(2,206,643)	53,532,272	(96,436,226)
Total increase (decrease)	(33,618,627)	18,516,839	15,815,731	2,640,880	(2,102,310)	51,733,010
Net assets
Beginning of year	49,688,155	31,171,316	21,852,064	19,211,184	484,770,304	433,037,294
End of year	$16,069,528	$49,688,155	$37,667,795	$21,852,064	$482,667,994	$484,770,304
Share activity
Shares outstanding
Beginning of year	950,000	1,040,000	630,000	690,000	14,500,000	17,800,000
Shares issued	90,000	450,000	450,000	180,000	3,700,000	1,800,000
Shares repurchased	(690,000)	(540,000)	(100,000)	(240,000)	(2,100,000)	(5,100,000)
End of year	350,000	950,000	980,000	630,000	16,100,000	14,500,000
86	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Emerging Markets ETF		Multifactor Energy ETF		Multifactor Financials ETF
	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21
Increase (decrease) in net assets
From operations
Net investment income	$17,285,712	$13,343,232	$633,750	$450,012	$511,665	$533,810
Net realized gain (loss)	(551,133)	22,118,632	3,985,384	(3,941,842)	4,203,657	514,851
Change in net unrealized appreciation (depreciation)	(115,024,799)	237,608,075	6,709,394	8,268,496	(6,225,741)	13,276,539
Increase (decrease) in net assets resulting from operations	(98,290,220)	273,069,939	11,328,528	4,776,666	(1,510,419)	14,325,200
Distributions to shareholders
From earnings	(18,823,632)	(13,029,002)	(566,184)	(500,319)	(550,658)	(551,255)
From fund share transactions
Shares issued	71,215,603	54,036,551	16,574,059	5,745,399	5,602,478	5,840,995
Shares repurchased	(29,222,676)	(263,216,902)	(17,325,749)	(4,477,954)	(15,179,175)	(12,694,923)
Total from fund share transactions	41,992,927	(209,180,351)	(751,690)	1,267,445	(9,576,697)	(6,853,928)
Total increase (decrease)	(75,120,925)	50,860,586	10,010,654	5,543,792	(11,637,774)	6,920,017
Net assets
Beginning of year	735,973,516	685,112,930	20,560,044	15,016,252	37,277,913	30,357,896
End of year	$660,852,591	$735,973,516	$30,570,698	$20,560,044	$25,640,139	$37,277,913
Share activity
Shares outstanding
Beginning of year	23,600,000	31,700,000	1,080,000	1,080,000	740,000	970,000
Shares issued	2,500,000	1,900,000	680,000	360,000	110,000	140,000
Shares repurchased	(1,000,000)	(10,000,000)	(760,000)	(360,000)	(300,000)	(370,000)
End of year	25,100,000	23,600,000	1,000,000	1,080,000	550,000	740,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	87

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Healthcare ETF		Multifactor Industrials ETF		Multifactor Large Cap ETF
	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21
Increase (decrease) in net assets
From operations
Net investment income	$374,394	$854,524	$219,654	$374,804	$8,581,950	$12,991,730
Net realized gain	7,086,585	3,974,327	11,095,047	3,278,792	27,074,095	195,388,330
Change in net unrealized appreciation (depreciation)	(6,365,736)	7,034,279	(11,860,821)	13,959,322	(49,027,535)	146,531,945
Increase (decrease) in net assets resulting from operations	1,095,243	11,863,130	(546,120)	17,612,918	(13,371,490)	354,912,005
Distributions to shareholders
From earnings	(390,884)	(1,198,927)	(274,172)	(366,029)	(8,541,390)	(15,992,156)
From fund share transactions
Shares issued	9,309,572	12,813,470	8,425,505	25,764,261	170,026,286	208,314,848
Shares repurchased	(20,957,298)	(14,717,132)	(42,803,943)	(14,299,595)	(72,014,924)	(630,687,338)
Total from fund share transactions	(11,647,726)	(1,903,662)	(34,378,438)	11,464,666	98,011,362	(422,372,490)
Total increase (decrease)	(10,943,367)	8,760,541	(35,198,730)	28,711,555	76,098,482	(83,452,641)
Net assets
Beginning of year	51,967,457	43,206,916	50,959,395	22,247,840	705,761,481	789,214,122
End of year	$41,024,090	$51,967,457	$15,760,665	$50,959,395	$781,859,963	$705,761,481
Share activity
Shares outstanding
Beginning of year	1,120,000	1,170,000	990,000	700,000	13,225,000	21,825,000
Shares issued	190,000	300,000	160,000	610,000	3,050,000	4,675,000
Shares repurchased	(430,000)	(350,000)	(820,000)	(320,000)	(1,300,000)	(13,275,000)
End of year	880,000	1,120,000	330,000	990,000	14,975,000	13,225,000
88	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Materials ETF		Multifactor Media and Communications ETF		Multifactor Mid Cap ETF
	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21
Increase (decrease) in net assets
From operations
Net investment income	$316,133	$398,633	$200,514	$259,294	$20,239,746	$16,266,095
Net realized gain	4,820,693	2,161,603	3,073,288	5,560,156	87,205,470	135,910,077
Change in net unrealized appreciation (depreciation)	(4,183,347)	9,578,099	(8,858,157)	6,775,861	(234,507,963)	664,505,714
Increase (decrease) in net assets resulting from operations	953,479	12,138,335	(5,584,355)	12,595,311	(127,062,747)	816,681,886
Distributions to shareholders
From earnings	(351,166)	(388,841)	(213,311)	(245,994)	(18,319,101)	(19,552,628)
From fund share transactions
Shares issued	5,772,208	3,964,212	2,916,232	11,325,278	605,048,219	447,810,930
Shares repurchased	(15,112,550)	(5,678,762)	(13,337,646)	(14,768,131)	(212,516,812)	(412,696,585)
Total from fund share transactions	(9,340,342)	(1,714,550)	(10,421,414)	(3,442,853)	392,531,407	35,114,345
Total increase (decrease)	(8,738,029)	10,034,944	(16,219,080)	8,906,464	247,149,559	832,243,603
Net assets
Beginning of year	27,200,382	17,165,438	31,258,967	22,352,503	2,163,453,002	1,331,209,399
End of year	$18,462,353	$27,200,382	$15,039,887	$31,258,967	$2,410,602,561	$2,163,453,002
Share activity
Shares outstanding
Beginning of year	580,000	610,000	810,000	890,000	41,975,000	41,100,000
Shares issued	120,000	100,000	80,000	350,000	11,525,000	10,175,000
Shares repurchased	(320,000)	(130,000)	(350,000)	(430,000)	(4,050,000)	(9,300,000)
End of year	380,000	580,000	540,000	810,000	49,450,000	41,975,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	89

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Small Cap ETF		Multifactor Technology ETF		Multifactor Utilities ETF
	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21	Year ended 4-30-22	Year ended 4-30-21
Increase (decrease) in net assets
From operations
Net investment income	$3,805,766	$6,411,675	$299,843	$355,175	$442,004	$646,585
Net realized gain (loss)	29,531,594	104,173,049	8,135,409	6,240,602	289,147	(1,094,964)
Change in net unrealized appreciation (depreciation)	(65,353,940)	143,292,343	(13,101,749)	14,622,167	1,322,713	3,861,303
Increase (decrease) in net assets resulting from operations	(32,016,580)	253,877,067	(4,666,497)	21,217,944	2,053,864	3,412,924
Distributions to shareholders
From earnings	(4,761,782)	(6,392,741)	(330,326)	(476,955)	(471,177)	(763,275)
From fund share transactions
Shares issued	109,353,746	86,845,386	23,352,622	14,150,067	3,159,412	—
Shares repurchased	(122,188,867)	(371,277,175)	(20,551,832)	(14,332,508)	(2,787,310)	(10,753,405)
Total from fund share transactions	(12,835,121)	(284,431,789)	2,800,790	(182,441)	372,102	(10,753,405)
Total increase (decrease)	(49,613,483)	(36,947,463)	(2,196,033)	20,558,548	1,954,789	(8,103,756)
Net assets
Beginning of year	426,298,315	463,245,778	56,825,235	36,266,687	17,349,944	25,453,700
End of year	$376,684,832	$426,298,315	$54,629,202	$56,825,235	$19,304,733	$17,349,944
Share activity
Shares outstanding
Beginning of year	12,075,000	21,275,000	670,000	680,000	520,000	870,000
Shares issued	3,225,000	2,950,000	250,000	190,000	90,000	—
Shares repurchased	(3,525,000)	(12,150,000)	(230,000)	(200,000)	(80,000)	(350,000)
End of year	11,775,000	12,075,000	690,000	670,000	530,000	520,000
90	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
MULTIFACTOR CONSUMER DISCRETIONARY ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$52.30	$29.97	$33.73	$30.65	$28.04
Net investment income[1]	0.24	0.17	0.41	0.37	0.32
Net realized and unrealized gain (loss) on investments	(6.42)	22.41	(3.76)	3.11	2.58
Total from investment operations	(6.18)	22.58	(3.35)	3.48	2.90
Less distributions
From net investment income	(0.21)	(0.25)	(0.41)	(0.40)	(0.29)
Net asset value, end of period	$45.91	$52.30	$29.97	$33.73	$30.65
Total return (%)[2]	(11.87)	75.70	(10.08)	11.57	10.37
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$50	$31	$42	$47
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.71	0.73	0.73	0.85
Expenses including reductions	0.40	0.40	0.40	0.47	0.50
Net investment income	0.46	0.41	1.23	1.17	1.08
Portfolio turnover (%)[3]	10	17	20	42	9

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR CONSUMER STAPLES ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$34.69	$27.84	$28.02	$25.35	$26.48
Net investment income[1]	0.69	0.70	0.65	0.75	0.55
Net realized and unrealized gain (loss) on investments	3.76	6.89	(0.17)	2.66	(1.24)
Total from investment operations	4.45	7.59	0.48	3.41	(0.69)
Less distributions
From net investment income	(0.70)	(0.74)	(0.66)	(0.74)	(0.44)
Net asset value, end of period	$38.44	$34.69	$27.84	$28.02	$25.35
Total return (%)[2]	13.01	27.69	1.62	13.89	(2.67)
Ratios and supplemental data
Net assets, end of period (in millions)	$38	$22	$19	$29	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.94	0.83	0.91	1.07
Expenses including reductions	0.40	0.40	0.40	0.47	0.50
Net investment income	1.93	2.25	2.27	2.87	2.05
Portfolio turnover (%)[3]	16	10	12	14	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	91

MULTIFACTOR DEVELOPED INTERNATIONAL ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$33.43	$24.33	$28.75	$30.68	$27.17
Net investment income[1]	0.97	0.70	0.73	0.91	0.77
Net realized and unrealized gain (loss) on investments	(3.34)	8.99	(4.21)	(2.31)	3.43
Total from investment operations	(2.37)	9.69	(3.48)	(1.40)	4.20
Less distributions
From net investment income	(1.08)	(0.59)	(0.94)	(0.53)	(0.69)
Net asset value, end of period	$29.98	$33.43	$24.33	$28.75	$30.68
Total return (%)[2]	(7.45)	40.26	(12.57)	(4.54)	15.64
Ratios and supplemental data
Net assets, end of period (in millions)	$483	$485	$433	$512	$68
Ratios (as a percentage of average net assets):
Expenses before reductions	0.42	0.43	0.52	0.55	0.80
Expenses including reductions	0.39	0.39	0.45	0.45	0.45
Net investment income	2.92	2.43	2.46	3.28	2.60
Portfolio turnover (%)[3]	10	8	10	17	15

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR EMERGING MARKETS ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19[1]
Per share operating performance
Net asset value, beginning of period	$31.19	$21.61	$25.87	$25.00
Net investment income[2]	0.72	0.50	0.66	0.14
Net realized and unrealized gain (loss) on investments	(4.79)	9.57	(4.29)	0.78
Total from investment operations	(4.07)	10.07	(3.63)	0.92
Less distributions
From net investment income	(0.79)	(0.49)	(0.63)	(0.05)
Net asset value, end of period	$26.33	$31.19	$21.61	$25.87
Total return (%)[3]	(13.33)	46.99	(14.44)	3.71[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$661	$736	$685	$818
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56	0.55	0.67	0.71[5]
Expenses including reductions	0.49	0.49	0.55	0.55[5]
Net investment income	2.43	1.89	2.69	0.97[5]
Portfolio turnover (%)[6]	12	25	22	3

[1]	Period from 9-27-18 (commencement of operations) to 4-30-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
92	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR ENERGY ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$19.04	$13.90	$26.78	$31.39	$27.42
Net investment income[1]	0.64	0.43	1.35[2]	0.51	0.66[3]
Net realized and unrealized gain (loss) on investments	11.46	5.20	(12.80)	(4.59)	3.85
Total from investment operations	12.10	5.63	(11.45)	(4.08)	4.51
Less distributions
From net investment income	(0.57)	(0.49)	(1.43)	(0.53)	(0.54)
Net asset value, end of period	$30.57	$19.04	$13.90	$26.78	$31.39
Total return (%)[4]	64.77	41.67	(44.93)	(12.84)	16.69
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$21	$15	$26	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.18	1.05	0.86	1.07
Expenses including reductions	0.40	0.40	0.40	0.48	0.50
Net investment income	2.71	2.91	6.38[2]	1.72	2.35[3]
Portfolio turnover (%)[5]	18	37	22	25	16

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.82 and 3.84%, respectively.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.16 and 0.58%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR FINANCIALS ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$50.38	$31.30	$38.10	$36.86	$31.48
Net investment income[1]	0.76	0.69	0.70	0.57	0.45
Net realized and unrealized gain (loss) on investments	(3.66)	19.11	(6.64)	1.21	5.30
Total from investment operations	(2.90)	19.80	(5.94)	1.78	5.75
Less distributions
From net investment income	(0.86)	(0.72)	(0.86)	(0.54)	(0.37)
Net asset value, end of period	$46.62	$50.38	$31.30	$38.10	$36.86
Total return (%)[2]	(5.92)	64.14	(16.06)	5.15	18.33
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$37	$30	$48	$69
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.81	0.72	0.66	0.75
Expenses including reductions	0.40	0.40	0.40	0.47	0.50
Net investment income	1.46	1.82	1.86	1.57	1.26
Portfolio turnover (%)[3]	7	11	10	9	8

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	93

MULTIFACTOR HEALTHCARE ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$46.40	$36.93	$33.33	$31.14	$28.59
Net investment income[1]	0.37	0.75	0.60	0.73	0.24
Net realized and unrealized gain (loss) on investments	0.23	9.81	3.91	1.71	2.62
Total from investment operations	0.60	10.56	4.51	2.44	2.86
Less distributions
From net investment income	(0.38)	(1.09)	(0.91)	(0.25)	(0.31)
Net asset value, end of period	$46.62	$46.40	$36.93	$33.33	$31.14
Total return (%)[2]	1.23	29.08	13.70	7.89	10.04
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$52	$43	$54	$41
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.67	0.68	0.66	0.86
Expenses including reductions	0.40	0.40	0.40	0.46	0.50
Net investment income	0.76	1.82	1.72	2.18	0.79
Portfolio turnover (%)[3]	47	11	10	21	11

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR INDUSTRIALS ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$51.47	$31.78	$37.41	$33.75	$30.40
Net investment income[1]	0.49	0.42	0.52	0.59	0.33
Net realized and unrealized gain (loss) on investments	(3.70)	19.70	(5.64)	3.69	3.33
Total from investment operations	(3.21)	20.12	(5.12)	4.28	3.66
Less distributions
From net investment income	(0.50)	(0.43)	(0.51)	(0.62)	(0.31)
Net asset value, end of period	$47.76	$51.47	$31.78	$37.41	$33.75
Total return (%)[2]	(6.34)	63.78	(13.92)	13.16	12.04
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$51	$22	$32	$32
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.73	0.86	0.90	0.98
Expenses including reductions	0.40	0.40	0.40	0.47	0.50
Net investment income	0.93	1.01	1.42	1.70	0.98
Portfolio turnover (%)[3]	36	13	21	49	3

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
94	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$53.37	$36.16	$37.97	$34.52	$31.09
Net investment income[1]	0.63	0.66	0.73	0.70	0.51
Net realized and unrealized gain (loss) on investments	(1.15)	17.30	(1.83)	3.25	3.42
Total from investment operations	(0.52)	17.96	(1.10)	3.95	3.93
Less distributions
From net investment income	(0.64)	(0.75)	(0.71)	(0.50)	(0.50)
Net asset value, end of period	$52.21	$53.37	$36.16	$37.97	$34.52
Total return (%)[2]	(1.06)	50.22	(3.04)	11.74	12.69
Ratios and supplemental data
Net assets, end of period (in millions)	$782	$706	$789	$922	$401
Ratios (as a percentage of average net assets):
Expenses before reductions	0.32	0.31	0.34	0.35	0.40
Expenses including reductions	0.29	0.29	0.33	0.34	0.35
Net investment income	1.12	1.50	1.92	1.96	1.53
Portfolio turnover (%)[3]	4	7	6	6	5

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MATERIALS ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$46.90	$28.14	$32.51	$34.00	$30.85
Net investment income[1]	0.71	0.63	0.58	0.55	0.44
Net realized and unrealized gain (loss) on investments	1.71	18.74	(4.31)	(1.54)	3.13
Total from investment operations	2.42	19.37	(3.73)	(0.99)	3.57
Less distributions
From net investment income	(0.73)	(0.61)	(0.64)	(0.50)	(0.42)
Net asset value, end of period	$48.59	$46.90	$28.14	$32.51	$34.00
Total return (%)[2]	5.19	69.61	(11.77)	(2.76)	11.62
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$27	$17	$23	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.92	1.01	1.01	1.05
Expenses including reductions	0.40	0.40	0.40	0.47	0.50
Net investment income	1.47	1.71	1.82	1.68	1.32
Portfolio turnover (%)[3]	18	16	20	46	10

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	95

MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19[1]
Per share operating performance
Net asset value, beginning of period	$38.59	$25.12	$26.51	$25.00
Net investment income[2]	0.33	0.29	0.29	0.04
Net realized and unrealized gain (loss) on investments	(10.74)	13.45	(1.48)	1.47
Total from investment operations	(10.41)	13.74	(1.19)	1.51
Less distributions
From net investment income	(0.33)	(0.27)	(0.20)	—
Net asset value, end of period	$27.85	$38.59	$25.12	$26.51
Total return (%)[3]	(27.19)	55.00	(4.60)	6.05[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$31	$22	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.77	1.02	2.98[5]
Expenses including reductions	0.40	0.40	0.40	0.40[5]
Net investment income	0.91	0.91	1.07	1.29[5]
Portfolio turnover (%)[6]	17	20	19	0

[1]	Period from 3-12-19 (commencement of operations) to 4-30-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MID CAP ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$51.54	$32.39	$36.60	$34.04	$30.65
Net investment income[1]	0.44	0.39	0.48	0.53	0.34
Net realized and unrealized gain (loss) on investments	(2.83)	19.23	(4.29)	2.44	3.36
Total from investment operations	(2.39)	19.62	(3.81)	2.97	3.70
Less distributions
From net investment income	(0.40)	(0.47)	(0.40)	(0.41)	(0.31)
Net asset value, end of period	$48.75	$51.54	$32.39	$36.60	$34.04
Total return (%)[2]	(4.72)	61.03	(10.56)	8.98	12.11
Ratios and supplemental data
Net assets, end of period (in millions)	$2,411	$2,163	$1,331	$1,030	$332
Ratios (as a percentage of average net assets):
Expenses before reductions	0.42	0.42	0.43	0.45	0.52
Expenses including reductions	0.41	0.41	0.42	0.44	0.45
Net investment income	0.84	0.96	1.33	1.53	1.03
Portfolio turnover (%)[3]	10	20	11	13	11

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
96	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18[1]
Per share operating performance
Net asset value, beginning of period	$35.30	$21.77	$26.89	$25.69	$25.00
Net investment income[2]	0.31	0.36	0.33	0.29	0.13
Net realized and unrealized gain (loss) on investments	(3.23)	13.51	(5.13)	1.16	0.56
Total from investment operations	(2.92)	13.87	(4.80)	1.45	0.69
Less distributions
From net investment income	(0.39)	(0.34)	(0.32)	(0.25)	—
Net asset value, end of period	$31.99	$35.30	$21.77	$26.89	$25.69
Total return (%)[3]	(8.39)	64.17	(18.07)	5.71	2.77[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$377	$426	$463	$439	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	0.45	0.55	0.60	0.90[5,6]
Expenses including reductions	0.42	0.42	0.49	0.50	0.51[5,6]
Net investment income	0.90	1.31	1.30	1.13	1.05[5]
Portfolio turnover (%)[7]	40	56	36	33	17

[1]	Period from 11-8-17 (commencement of operations) to 4-30-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Certain expenses are presented unannualized due to the short reporting period.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR TECHNOLOGY ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$84.81	$53.33	$50.65	$42.87	$35.10
Net investment income[1]	0.41	0.54	0.69	0.43	0.28
Net realized and unrealized gain (loss) on investments	(5.61)	31.66	2.66	7.72	7.77
Total from investment operations	(5.20)	32.20	3.35	8.15	8.05
Less distributions
From net investment income	(0.44)	(0.72)	(0.67)	(0.37)	(0.28)
Net asset value, end of period	$79.17	$84.81	$53.33	$50.65	$42.87
Total return (%)[2]	(6.23)	60.79	6.65	19.25	23.02
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$57	$36	$62	$63
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59	0.67	0.66	0.64	0.74
Expenses including reductions	0.40	0.40	0.40	0.47	0.50
Net investment income	0.44	0.76	1.35	0.96	0.70
Portfolio turnover (%)[3]	23	12	21	27	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	97

MULTIFACTOR UTILITIES ETF

Period ended	4-30-22	4-30-21	4-30-20	4-30-19	4-30-18
Per share operating performance
Net asset value, beginning of period	$33.37	$29.26	$31.68	$27.45	$27.02
Net investment income[1]	0.85	0.88	0.87	0.84	0.77
Net realized and unrealized gain (loss) on investments	3.11	4.23	(2.40)	4.05	0.34
Total from investment operations	3.96	5.11	(1.53)	4.89	1.11
Less distributions
From net investment income	(0.91)	(1.00)	(0.89)	(0.66)	(0.68)
Net asset value, end of period	$36.42	$33.37	$29.26	$31.68	$27.45
Total return (%)[2]	12.15	18.01	(5.16)	18.21	4.14
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$17	$25	$29	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	0.94	0.77	0.87	1.16
Expenses including reductions	0.40	0.40	0.40	0.46	0.50
Net investment income	2.49	2.89	2.66	2.86	2.78
Portfolio turnover (%)[3]	14	17	11	19	12

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
98	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, fifteen of which are presented in this report (the funds).
The investment objective of each fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of their respective Index as listed below:
Fund	Index
Multifactor Consumer Discretionary ETF	John Hancock Dimensional Consumer Discretionary Index
Multifactor Consumer Staples ETF	John Hancock Dimensional Consumer Staples Index
Multifactor Developed International ETF	John Hancock Dimensional Developed International Index
Multifactor Emerging Markets ETF	John Hancock Dimensional Emerging Markets Index
Multifactor Energy ETF	John Hancock Dimensional Energy Index
Multifactor Financials ETF	John Hancock Dimensional Financials Index
Multifactor Healthcare ETF	John Hancock Dimensional Healthcare Index
Multifactor Industrials ETF	John Hancock Dimensional Industrials Index
Multifactor Large Cap ETF	John Hancock Dimensional Large Cap Index
Multifactor Materials ETF	John Hancock Dimensional Materials Index
Multifactor Media and Communications ETF	John Hancock Dimensional Media and Communications Index
Multifactor Mid Cap ETF	John Hancock Dimensional Mid Cap Index
Multifactor Small Cap ETF	John Hancock Dimensional Small Cap Index
Multifactor Technology ETF	John Hancock Dimensional Technology Index
Multifactor Utilities ETF	John Hancock Dimensional Utilities Index
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds’ Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded funds and closed-end funds, held by the funds are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds’ Pricing Committee, following procedures established by the Board of Trustees. The funds may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds’ own assumptions in determining
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the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds’ investments as of April 30, 2022, by major security category or type:
	Total value at 4-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Consumer Discretionary ETF
Investments in securities:
Assets
Common stocks	$16,059,355	$16,059,355	—	—
Short-term investments	81,608	81,608	—	—
Total investments in securities	$16,140,963	$16,140,963	—	—

Multifactor Consumer Staples ETF
Investments in securities:
Assets
Common stocks	$37,623,263	$37,623,263	—	—
Short-term investments	68,033	68,033	—	—
Total investments in securities	$37,691,296	$37,691,296	—	—

Multifactor Developed International ETF
Investments in securities:
Assets
Common stocks
Australia	$33,742,572	$33,742,572	—	—
Austria	1,010,619	1,010,619	—	—
Belgium	4,597,253	4,597,253	—	—
Chile	535,425	535,425	—	—
Denmark	12,590,869	12,590,869	—	—
Finland	6,882,105	6,882,105	—	—
France	54,618,261	54,618,261	—	—
Germany	38,973,353	38,973,353	—	—
Hong Kong	12,938,454	12,938,454	—	—
Ireland	5,004,409	5,004,409	—	—
Israel	2,157,376	2,157,376	—	—
Italy	11,070,106	11,070,106	—	—
Japan	103,905,157	103,905,157	—	—
Luxembourg	2,494,514	2,494,514	—	—
Macau	124,103	124,103	—	—
Malaysia	72,998	72,998	—	—
Mexico	99,104	99,104	—	—
Netherlands	20,274,812	20,274,812	—	—
New Zealand	748,302	748,302	—	—
Norway	3,349,502	3,349,502	—	—
Portugal	806,214	806,214	—	—
Singapore	7,599,011	7,599,011	—	—
Spain	13,845,582	13,845,582	—	—
Sweden	15,466,287	15,466,287	—	—
Switzerland	49,486,963	49,486,963	—	—
United Arab Emirates	52	—	$52	—
United Kingdom	71,647,076	71,647,076	—	—
United States	63,057	63,057	—	—
Preferred securities	3,206,422	3,206,422	—	—
Short-term investments	11,698,442	11,698,442	—	—
Total investments in securities	$489,008,400	$489,008,348	$52	—

100	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

	Total value at 4-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Emerging Markets ETF
Investments in securities:
Assets
Common stocks
Brazil	$28,386,524	$28,386,524	—	—
Chile	2,469,737	2,469,737	—	—
China	155,536,539	155,536,539	—	—
Hong Kong	10,701,258	10,701,258	—	—
India	127,874,562	127,874,562	—	—
Indonesia	15,684,927	15,684,927	—	—
Malaysia	13,194,658	13,194,658	—	—
Mexico	17,390,532	17,390,532	—	—
Philippines	7,062,930	7,062,930	—	—
Poland	5,523,202	5,523,202	—	—
Romania	249,878	249,878	—	—
Russia	1,660,008	—	—	$1,660,008
Saudi Arabia	25,720,868	25,720,868	—	—
South Africa	30,748,792	30,748,792	—	—
South Korea	83,527,679	83,527,679	—	—
Taiwan	105,348,568	105,348,568	—	—
Thailand	14,607,335	14,607,335	—	—
Turkey	2,260,654	2,260,654	—	—
United Kingdom	67,581	67,581	—	—
United States	983,512	983,512	—	—
Preferred securities	11,169,468	11,169,468	—	—
Warrants	281	—	$281	—
Short-term investments	3,804,687	3,804,687	—	—
Total investments in securities	$663,974,180	$662,313,891	$281	$1,660,008

Multifactor Energy ETF
Investments in securities:
Assets
Common stocks	$30,518,875	$30,518,875	—	—
Short-term investments	84,093	84,093	—	—
Total investments in securities	$30,602,968	$30,602,968	—	—

Multifactor Financials ETF
Investments in securities:
Assets
Common stocks	$25,612,148	$25,612,148	—	—
Short-term investments	146,212	146,212	—	—
Total investments in securities	$25,758,360	$25,758,360	—	—

Multifactor Healthcare ETF
Investments in securities:
Assets
Common stocks	$41,005,414	$41,005,414	—	—
Short-term investments	58,371	58,371	—	—
Total investments in securities	$41,063,785	$41,063,785	—	—

Multifactor Industrials ETF
Investments in securities:
Assets
Common stocks	$15,751,642	$15,751,642	—	—
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	Total value at 4-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Industrials ETF (continued)
Short-term investments	$64,780	$64,780	—	—
Total investments in securities	$15,816,422	$15,816,422	—	—

Multifactor Large Cap ETF
Investments in securities:
Assets
Common stocks	$781,157,581	$781,157,581	—	—
Short-term investments	949,947	949,947	—	—
Total investments in securities	$782,107,528	$782,107,528	—	—

Multifactor Materials ETF
Investments in securities:
Assets
Common stocks	$18,452,841	$18,452,841	—	—
Short-term investments	63,178	63,178	—	—
Total investments in securities	$18,516,019	$18,516,019	—	—

Multifactor Media and Communications ETF
Investments in securities:
Assets
Common stocks	$15,032,638	$15,032,638	—	—
Short-term investments	44,336	44,336	—	—
Total investments in securities	$15,076,974	$15,076,974	—	—

Multifactor Mid Cap ETF
Investments in securities:
Assets
Common stocks	$2,407,968,788	$2,407,968,788	—	—
Short-term investments	10,684,271	10,684,271	—	—
Total investments in securities	$2,418,653,059	$2,418,653,059	—	—

Multifactor Small Cap ETF
Investments in securities:
Assets
Common stocks	$376,248,689	$376,248,689	—	—
Short-term investments	1,344,031	1,344,031	—	—
Total investments in securities	$377,592,720	$377,592,720	—	—

Multifactor Technology ETF
Investments in securities:
Assets
Common stocks	$54,595,900	$54,595,900	—	—
Short-term investments	333,483	333,483	—	—
Total investments in securities	$54,929,383	$54,929,383	—	—

Multifactor Utilities ETF
Investments in securities:
Assets
Common stocks	$19,284,047	$19,284,047	—	—
Short-term investments	59,454	59,454	—	—
Total investments in securities	$19,343,501	$19,343,501	—	—
102	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds may invest their cash collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the funds will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at April 30, 2022. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds’ net assets.
Fund	Market value of securities on loan	Cash collateral received	Non-cash collateral
Multifactor Consumer Discretionary ETF	$104,995	$13,068	$102,256
Multifactor Developed International ETF	15,654,606	10,865,481	5,557,382
Multifactor Emerging Markets ETF	5,117,096	2,767,894	2,596,984
Multifactor Energy ETF	51,427	—	54,653
Multifactor Financials ETF	104,807	80,025	32,802
Multifactor Large Cap ETF	838,381	472,056	431,825
Multifactor Media and Communications ETF	65,184	—	70,492
Multifactor Mid Cap ETF	11,553,159	7,909,808	4,488,855
Multifactor Small Cap ETF	784,466	762,141	79,683
Multifactor Technology ETF	232,857	218,311	27,970
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the funds’ performance.
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Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a fund could borrow up to an aggregate commitment amount of $850 million.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended April 30, 2022 were as follows:
Fund	Commitment fee
Multifactor Consumer Discretionary ETF	$3,741
Multifactor Consumer Staples ETF	3,700
Multifactor Developed International ETF	5,158
Multifactor Emerging Markets ETF	5,778
Multifactor Energy ETF	3,701
Multifactor Financials ETF	3,744
Multifactor Healthcare ETF	3,792
Multifactor Industrials ETF	3,734
Multifactor Large Cap ETF	5,647
Multifactor Materials ETF	3,705
Multifactor Media and Communications ETF	3,707
Multifactor Mid Cap ETF	10,675
Multifactor Small Cap ETF	4,828
Multifactor Technology ETF	3,839
Multifactor Utilities ETF	3,685
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2022, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2022:
	No Expiration Date
Fund	Short Term	Long Term
Multifactor Consumer Discretionary ETF	$2,318,053	$3,149,758
Multifactor Consumer Staples ETF	1,024,113	606,339
Multifactor Developed International ETF	12,179,222	20,805,806
Multifactor Emerging Markets ETF	17,614,284	12,928,210
Multifactor Energy ETF	3,994,267	5,197,737
Multifactor Financials ETF	2,046,986	915,020
Multifactor Healthcare ETF	2,044,742	2,035,625
Multifactor Industrials ETF	1,340,840	1,735,915
Multifactor Large Cap ETF	14,174,353	21,776,731
Multifactor Materials ETF	1,250,429	902,632
Multifactor Media and Communications ETF	1,830,175	332,415
Multifactor Mid Cap ETF	67,609,853	3,994,981
Multifactor Small Cap ETF	52,117,176	21,813,893
104	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

	No Expiration Date
Fund	Short Term	Long Term
Multifactor Technology ETF	$2,682,996	$723,322
Multifactor Utilities ETF	1,460,873	648,762
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of April 30, 2022, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2022, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Consumer Discretionary ETF	$17,770,034	$1,202,756	$(2,831,827)	$(1,629,071)
Multifactor Consumer Staples ETF	33,237,555	4,812,213	(358,472)	4,453,741
Multifactor Developed International ETF	474,502,335	51,498,572	(36,992,507)	14,506,065
Multifactor Emerging Markets ETF	627,465,150	122,077,362	(85,568,332)	36,509,030
Multifactor Energy ETF	24,737,504	5,940,657	(75,193)	5,865,464
Multifactor Financials ETF	24,534,061	2,730,924	(1,506,625)	1,224,299
Multifactor Healthcare ETF	37,082,902	6,087,760	(2,106,877)	3,980,883
Multifactor Industrials ETF	17,105,978	568,701	(1,858,257)	(1,289,556)
Multifactor Large Cap ETF	672,628,536	143,287,954	(33,808,962)	109,478,992
Multifactor Materials ETF	15,452,997	3,416,382	(353,360)	3,063,022
Multifactor Media and Communications ETF	17,878,743	735,225	(3,536,994)	(2,801,769)
Multifactor Mid Cap ETF	2,109,969,440	405,080,950	(96,397,331)	308,683,619
Multifactor Small Cap ETF	353,474,491	44,442,040	(20,323,811)	24,118,229
Multifactor Technology ETF	51,120,810	6,387,173	(2,578,600)	3,808,573
Multifactor Utilities ETF	17,893,537	1,770,049	(320,085)	1,449,964
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends at least semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended April 30, 2022 was as follows:
Fund	Ordinary Income
Multifactor Consumer Discretionary ETF	$123,066
Multifactor Consumer Staples ETF	441,221
Multifactor Developed International ETF	16,282,455
Multifactor Emerging Markets ETF	18,823,632
Multifactor Energy ETF	566,184
Multifactor Financials ETF	550,658
Multifactor Healthcare ETF	390,884
Multifactor Industrials ETF	274,172
Multifactor Large Cap ETF	8,541,390
Multifactor Materials ETF	351,166
Multifactor Media and Communications ETF	213,311
Multifactor Mid Cap ETF	18,319,101
Multifactor Small Cap ETF	4,761,782
Multifactor Technology ETF	330,326
Multifactor Utilities ETF	471,177
The tax character of distributions for the year ended April 30, 2021 was as follows:
Fund	Ordinary Income
Multifactor Consumer Discretionary ETF	$247,807
Multifactor Consumer Staples ETF	558,496
Multifactor Developed International ETF	9,397,948
Multifactor Emerging Markets ETF	13,029,002
Multifactor Energy ETF	500,319
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Fund	Ordinary Income
Multifactor Financials ETF	$551,255
Multifactor Healthcare ETF	1,198,927
Multifactor Industrials ETF	366,029
Multifactor Large Cap ETF	15,992,156
Multifactor Materials ETF	388,841
Multifactor Media and Communications ETF	245,994
Multifactor Mid Cap ETF	19,552,628
Multifactor Small Cap ETF	6,392,741
Multifactor Technology ETF	476,955
Multifactor Utilities ETF	763,275
As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income
Multifactor Consumer Discretionary ETF	$32,258
Multifactor Consumer Staples ETF	148,928
Multifactor Developed International ETF	4,468,459
Multifactor Emerging Markets ETF	1,818,536
Multifactor Energy ETF	189,826
Multifactor Financials ETF	120,507
Multifactor Healthcare ETF	98,710
Multifactor Industrials ETF	39,344
Multifactor Large Cap ETF	2,483,561
Multifactor Materials ETF	62,397
Multifactor Media and Communications ETF	81,900
Multifactor Mid Cap ETF	4,893,854
Multifactor Small Cap ETF	447,896
Multifactor Technology ETF	75,125
Multifactor Utilities ETF	76,071
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, wash sale loss deferrals and redemptions-in-kind.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities
106	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended April 30, 2022. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
Multifactor Consumer Discretionary ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $22,000, as measured during the period
Multifactor Consumer Staples ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $67,000, as measured during the period
Multifactor Developed International ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $27.4 million, as measured during the period
Multifactor Emerging Markets ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $10.6 million, as measured during the period
Multifactor Energy ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $87,000, as measured during the period
Multifactor Financials ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $43,000, as measured during the period
Multifactor Healthcare ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $350,000, as measured during the period
Multifactor Industrials ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $182,000, as measured during the period
Multifactor Large Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $1.5 million, as measured during the period
Multifactor Materials ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $23,000, as measured during the period
Multifactor Mid Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $19.8 million, as measured during the period
Multifactor Small Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $1.4 million, as measured during the period
Multifactor Technology ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $390,000, as measured during the period
Multifactor Utilities ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2022, there were no open futures contracts.	Up to $65,000, as measured during the period
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2022:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Consumer Discretionary ETF	Equity	$(24)
Multifactor Consumer Staples ETF	Equity	$603
Multifactor Developed International ETF	Equity	$479,478
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	107

		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Emerging Markets ETF	Equity	$289,605
Multifactor Energy ETF	Equity	$(290)
Multifactor Financials ETF	Equity	$(58)
Multifactor Healthcare ETF	Equity	$4,005
Multifactor Industrials ETF	Equity	$6,294
Multifactor Large Cap ETF	Equity	$16,954
Multifactor Materials ETF	Equity	$(53)
Multifactor Mid Cap ETF	Equity	$238,395
Multifactor Small Cap ETF	Equity	$(14,253)
Multifactor Technology ETF	Equity	$506
Multifactor Utilities ETF	Equity	$455
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The funds are not responsible for payment of the subadvisory fees.
The management fee structure is as follows:
Fund	Average daily net assets
Multifactor Consumer Discretionary ETF	0.38%
Multifactor Consumer Staples ETF	0.38%
Multifactor Developed International ETF	0.35%
Multifactor Emerging Markets ETF	0.44%
Multifactor Energy ETF	0.38%
Multifactor Financials ETF	0.38%
Multifactor Healthcare ETF	0.38%
Multifactor Industrials ETF	0.38%
Fund	Average daily net assets
Multifactor Large Cap ETF	0.26%
Multifactor Materials ETF	0.38%
Multifactor Media and Communications ETF	0.38%
Multifactor Mid Cap ETF	0.37%
Multifactor Small Cap ETF	0.39%
Multifactor Technology ETF	0.38%
Multifactor Utilities ETF	0.38%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended April 30, 2022, this waiver amounted to 0.01% of the funds’ average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make a payment to each fund, in an amount equal to the amount by which expenses of the fund exceed the following:
Fund	Expense limitation as a percentage of average net assets
Multifactor Consumer Discretionary ETF	0.40%
Multifactor Consumer Staples ETF	0.40%
Multifactor Developed International ETF	0.39%
Multifactor Emerging Markets ETF	0.49%
Fund	Expense limitation as a percentage of average net assets
Multifactor Energy ETF	0.40%
Multifactor Financials ETF	0.40%
Multifactor Healthcare ETF	0.40%
Multifactor Industrials ETF	0.40%

108	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Fund	Expense limitation as a percentage of average net assets
Multifactor Large Cap ETF	0.29%
Multifactor Materials ETF	0.40%
Multifactor Media and Communications ETF	0.40%
Multifactor Mid Cap ETF	0.42%
Fund	Expense limitation as a percentage of average net assets
Multifactor Small Cap ETF	0.42%
Multifactor Technology ETF	0.40%
Multifactor Utilities ETF	0.40%
Expenses means all the expenses of the funds, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The funds’ expense limitation agreement expires on August 31, 2022, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the year ended April 30, 2022.
Fund	Expense reimbursement
Multifactor Consumer Discretionary ETF	$126,459
Multifactor Consumer Staples ETF	123,631
Multifactor Developed International ETF	166,407
Multifactor Emerging Markets ETF	490,144
Multifactor Energy ETF	124,137
Multifactor Financials ETF	125,174
Multifactor Healthcare ETF	128,485
Multifactor Industrials ETF	125,748
Fund	Expense reimbursement
Multifactor Large Cap ETF	$196,229
Multifactor Materials ETF	123,914
Multifactor Media and Communications ETF	122,504
Multifactor Mid Cap ETF	216,821
Multifactor Small Cap ETF	140,995
Multifactor Technology ETF	126,947
Multifactor Utilities ETF	126,128

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2022, were equivalent to a net annual effective rate of the funds’ average daily net assets:
Fund	Net Annual Effective Rate
Multifactor Consumer Discretionary ETF	0.00%
Multifactor Consumer Staples ETF	0.00%
Multifactor Developed International ETF	0.32%
Multifactor Emerging Markets ETF	0.37%
Multifactor Energy ETF	0.00%
Multifactor Financials ETF	0.02%
Multifactor Healthcare ETF	0.12%
Multifactor Industrials ETF	0.00%
Fund	Net Annual Effective Rate
Multifactor Large Cap ETF	0.23%
Multifactor Materials ETF	0.00%
Multifactor Media and Communications ETF	0.00%
Multifactor Mid Cap ETF	0.36%
Multifactor Small Cap ETF	0.36%
Multifactor Technology ETF	0.19%
Multifactor Utilities ETF	0.00%

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended April 30, 2022, amounted to an annual rate of 0.01% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
Each fund will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF issue and redeem shares at NAV in creation units of 25,000 shares. Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Media and Communications ETF, Multifactor Technology ETF, and Multifactor Utilities ETF issue and redeem shares at NAV in creation units of 10,000 shares. Multifactor Developed International ETF and Multifactor Emerging Markets ETF issue and redeem shares at NAV in creation units of 100,000 shares.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a fund and a specified amount of cash. For
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	109

purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the year ended April 30, 2022, such variable charges were $44,044 and $8,445 for Multifactor Developed International ETF and Multifactor Emerging Markets ETF, respectively. These charges are included in shares issued or repurchased on the Statements of Changes in Net Assets.
Affiliates of the funds or the Advisor, excluding affiliated funds, owned the following percentage of shares outstanding on April 30, 2022:
Fund	% by Fund
Multifactor Consumer Staples ETF	40%
Multifactor Energy ETF	40%
Multifactor Materials ETF	74%
Multifactor Media and Communications ETF	72%
Multifactor Utilities ETF	69%
Such concentration of shareholders’ capital could have a material effect on a fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, are aggregated below for the year ended April 30, 2022. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2022:
	Purchases		Sales and maturities
Fund	In-kind transactions	Non in-kind transactions	In-kind transactions	Non in-kind transactions
Multifactor Consumer Discretionary ETF	$4,863,972	$2,898,271	$36,497,230	$2,840,447
Multifactor Consumer Staples ETF	16,882,706	3,725,607	3,534,250	3,765,118
Multifactor Developed International ETF	71,593,905	99,227,238	68,185,870	49,078,718
Multifactor Emerging Markets ETF	11,018,855	134,800,387	25,411,656	83,550,032
Multifactor Energy ETF	16,586,079	4,398,915	17,330,047	4,235,752
Multifactor Financials ETF	5,598,642	2,331,826	15,104,904	2,423,671
Multifactor Healthcare ETF	9,309,890	22,656,095	20,954,124	22,664,685
Multifactor Industrials ETF	8,434,784	8,886,445	42,846,175	8,887,325
Multifactor Large Cap ETF	169,339,076	33,659,059	71,653,064	32,969,615
Multifactor Materials ETF	5,773,108	3,928,847	15,082,965	3,989,890
Multifactor Media and Communications ETF	2,899,780	3,863,149	13,158,388	4,033,822
Multifactor Mid Cap ETF	600,963,070	247,873,525	207,821,259	244,831,147
Multifactor Small Cap ETF	109,043,651	167,090,141	118,721,095	170,578,866
Multifactor Technology ETF	23,336,684	15,642,995	20,452,515	15,746,164
Multifactor Utilities ETF	3,158,631	2,528,626	2,758,417	2,504,656
Note 8—Industry or sector risk
Certain funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 9—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 10—Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds’ net assets. At April 30, 2022, funds within the John Hancock group of funds complex had the following affiliate ownership as a percentage of the funds’ net assets (funds with an affiliate ownership of 5% or more are disclosed separately):
Fund	Affiliated fund	Affiliated Concentration
110	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Developed International ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	39.50%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	17.91%
	Other affiliated funds	2.68%
	Total	60.09%
Multifactor Emerging Markets ETF	John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.39%
	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	19.50%
	John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	17.42%
	John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	10.59%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	9.46%
	Other affiliated funds	6.20%
	Total	90.56%
Multifactor Mid Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	5.66%
	Other affiliated funds	4.03%
	Total	9.69%
Multifactor Small Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	34.00%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	16.15%
	Other affiliated funds	4.11%
	Total	54.26%
Note 11—Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Consumer Discretionary ETF
John Hancock Collateral Trust*	1,301	$67,404	$1,448,956	$(1,503,324)	$(28)	$1	$1,460	$27	$13,009
Multifactor Consumer Staples ETF
John Hancock Collateral Trust*	—	$133,358	$669,275	$(802,578)	$(63)	$8	$525	$23	—
Multifactor Developed International ETF
John Hancock Collateral Trust*	1,087,154	$9,839,807	$57,835,277	$(56,804,329)	$(491)	$(352)	$175,080	$82	$10,869,912
Multifactor Emerging Markets ETF
John Hancock Collateral Trust*	276,780	$1,165,140	$12,232,410	$(10,629,644)	$(421)	$(97)	$60,281	—	$2,767,388
Multifactor Energy ETF
John Hancock Collateral Trust*	—	—	$221,829	$(221,825)	$(4)	—	$55	—	—
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							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Financials ETF
John Hancock Collateral Trust*	8,003	$17,009	$690,120	$(627,099)	$(5)	$(7)	$329	—	$80,018
Multifactor Healthcare ETF
John Hancock Collateral Trust*	—	—	$710,593	$(710,577)	$(16)	—	$336	$1	—
Multifactor Industrials ETF
John Hancock Collateral Trust*	—	$2,898	$135,442	$(138,338)	$(2)	—	$138	—	—
Multifactor Large Cap ETF
John Hancock Collateral Trust*	46,845	$375,359	$6,763,948	$(6,670,576)	$(331)	$(22)	$7,967	$116	$468,378
Multifactor Materials ETF
John Hancock Collateral Trust*	—	—	$31,219	$(31,219)	—	—	$191	—	—
Multifactor Media and Communications ETF
John Hancock Collateral Trust*	—	—	$357,250	$(357,241)	$(9)	—	$2,303	—	—
Multifactor Mid Cap ETF
John Hancock Collateral Trust*	790,373	$3,521,824	$69,306,468	$(64,923,938)	$(1,398)	$(410)	$56,134	$663	$7,902,546
Multifactor Small Cap ETF
John Hancock Collateral Trust*	76,146	$920,269	$17,125,515	$(17,283,638)	$(751)	$(46)	$7,192	$258	$761,349
Multifactor Technology ETF
John Hancock Collateral Trust*	21,832	$60,831	$1,547,656	$(1,390,175)	$(10)	$(10)	$1,500	—	$218,292
Multifactor Utilities ETF
John Hancock Collateral Trust	—	—	$182,374	$(182,347)	$(27)	—	$23	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 12—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
112	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Large Cap ETF, Multifactor Materials ETF, Multifactor Media and Communications ETF, Multifactor Mid Cap ETF, Multifactor Small Cap ETF, Multifactor Technology ETF, and Multifactor Utilities ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Large Cap ETF, Multifactor Materials ETF, Multifactor Media and Communications ETF, Multifactor Mid Cap ETF, Multifactor Small Cap ETF, Multifactor Technology ETF, and Multifactor Utilities ETF (fifteen of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2022.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Fund	Foreign sourced income	Foreign tax credit
Multifactor Developed International ETF	$18,322,669	$1,256,059
Multifactor Emerging Markets ETF	23,815,225	3,112,026
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
114	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multifactor Consumer Discretionary ETF, John Hancock Multifactor Consumer Staples ETF, John Hancock Multifactor Developed International ETF, John Hancock Multifactor Emerging Markets ETF, John Hancock Multifactor Energy ETF, John Hancock Multifactor Financials ETF, John Hancock Multifactor Healthcare ETF, John Hancock Multifactor Industrials ETF, John Hancock Multifactor Large Cap ETF, John Hancock Multifactor Materials ETF, John Hancock Multifactor Media and Communications ETF, John Hancock Multifactor Mid Cap ETF, John Hancock Multifactor Small Cap ETF, John Hancock Multifactor Technology ETF, and John Hancock Multifactor Utilities ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor(s), Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	115

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2015	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2015	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2015	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2015	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2015	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
116	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	117

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
118	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Joseph F. Hohn
Joel P. Schneider
Andres Torres
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	119

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NOT PART OF THE SHAREHOLDER REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multifactor ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETFA 4/2022
6/2022

Annual report
John Hancock
ETFs
Fixed income
April 30, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended April 30, 2022, reflecting a broad rise in bond yields. Improving economic growth, combined with supply chain shortages, led to significantly higher inflation. By the end of the period, the inflation rate surged to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates late in the period, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hike and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fixed Income ETFs

2	Fixed Income exchange-traded funds (ETFs) at a glance
6	Management’s discussion of fund performance
8	Corporate Bond ETF
9	Mortgage-Backed Securities ETF
10	Your expenses
11	Funds’ investments
21	Financial statements
24	Financial highlights
26	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Statement regarding liquidity risk management
40	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	1

Fixed Income exchange-traded funds (ETFs) at a glance
John Hancock Corporate Bond ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The bond markets declined during the period
Improving economic growth, combined with supply chain shortages, led to significantly higher inflation, which caused bond yields to rise.
John Hancock Corporate Bond ETF underperformed its benchmark
The fund posted a negative return and was outperformed by the Bloomberg U.S. Corporate Index primarily due to an overweight in shorter duration holdings.
SECTOR COMPOSITION AS OF 4/30/2022 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-22 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 4/30/2022 (% of net assets)
United States	86.9
United Kingdom	4.6
Canada	2.8
Norway	1.6
France	1.3
Germany	1.0
Netherlands	1.0
Other countries	0.8
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	3

John Hancock Mortgage-Backed Securities ETF
PERFORMANCE HIGHLIGHTS OVER THE PERIOD

The bond markets declined during the period
Improving economic growth, combined with supply chain shortages, led to significantly higher inflation, which caused bond yields to rise.
John Hancock Mortgage-Backed Securities Bond ETF outperformed its benchmark
The fund posted a negative return but outperformed the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index for the abbreviated period.
PORTFOLIO COMPOSITION AS OF 4/30/2022 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-22 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

John Hancock Preferred Income ETF
SECTOR COMPOSITION AS OF 4/30/2022 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-22 and do not reflect subsequent downgrades or upgrades, if any.
COUNTRY COMPOSITION AS OF 4/30/2022 (% of net assets)
United States	87.5
Canada	5.8
United Kingdom	3.6
Bermuda	1.8
Japan	1.3
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	5

Discussion of fund performance
Note: John Hancock Mortgage-Backed Securities ETF launched on August 18, 2021. The performance communicated below is for the period of August 18, 2021, through April 30, 2022.
How did the bond market perform during the 12 months ended April 30, 2022?
The fixed-income market experienced a significant sell-off during the period, with most major segments of the category finishing in the red. The U.S. Federal Reserve (Fed) started to tighten policy by ending its stimulative quantitative easing program and enacting a quarter-point rate hike (its first since December 2018) in March 2022. In addition, investors began to anticipate that the Fed would need to hike interest rates a number of times in 2022 to combat rising inflation, which reached its highest peak in 40 years. The conflict between Russia and Ukraine, together with the economic uncertainty that followed, added fuel to the downturn by exacerbating worries about inflation and global supply chains.
How did John Hancock Corporate Bond ETF perform in this environment?
The fund underperformed its benchmark, the Bloomberg U.S. Corporate Index, for the period, given an overall negative market environment. Virtually every asset class declined over the course of the year, leading to some excessive moves especially on the short-term interest-rate side. The fund’s underperformance is most attributable to the portfolio’s yield curve positioning and expectation for a flatter yield curve in 2022. Security selection was the biggest positive contributor for the period, led by its overweight in BBB-rated issuers, which outperformed other rating cohorts within the investment-grade space. An overweight in energy and financials helped, though this was partially offset by underperformance from the fund’s overweight in technology and consumer cyclicals. Our focus within the fund remains on income generation and individual security selection, which we believe will be important performance drivers in 2022.
How did John Hancock Mortgage-Backed Securities ETF perform?
The fund outperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, on a relative basis for the abbreviated period. The fund’s exposure to credit-sensitive sectors not included in the benchmark as well as its yield curve positioning were the primary drivers of outperformance. As we enter mid-2022, we believe the fundamental backdrop remains supportive for the securitized sector and yield spreads versus U.S. Treasury securities remain attractive compared to other fixed-income sectors.
Can you tell us about manager additions?
Effective June 30, 2021, Pranay Sonalkar was added to the John Hancock Corporate Bond ETF management team. Effective March 31, 2022, Connor Minnaar, CFA, was added to the John Hancock Mortgage-Backed Securities ETF management team and Caryn E. Rothman, CFA, was added to the management team ot John Hancock Preferred Income ETF.
Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risk” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop of be maintained by market makers or authorized participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is determined using the bid/ask midpoint at 4 p.m., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
MANAGED BY

John Hancock Corporate Bond ETF and John Hancock Mortgage-Backed Securities ETF are managed by portfolio management teams at Manulife Investment Management (US) LLC.
6	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	7

Corporate Bond ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	-10.77	-9.06	-9.79
At Market price	-10.95	-8.88	-9.59
Bloomberg U.S. Corporate Bond Index	-10.43	-8.61	-9.30

[1]	From 3-30-21.
The Bloomberg U.S. Corporate Bond Index, formerly known as Bloomberg Barclays U.S. Corporate Bond Index, tracks the investment grade, fixed-rate, taxable corporate bond market.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Corporate Bond ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Corporate Bond Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,041.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.59
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
8	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

Mortgage-Backed Securities ETF
TOTAL RETURNS AS OF 4/30/2022 (%)

Cumulative total returns (%)
Since fund inception[1]
At Net asset value	-7.43
At Market price	-7.19
Bloomberg U.S. MBS Index	-8.90

[1]	From 8-18-21.
The Bloomberg U.S. Mortgage-Backed Securities (MBS) Index tracks 15- and 30-year fixed-rate securities backed by the mortgage pools of Ginnie Mae, Freddie Mac, and Fannie Mae.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Mortgage-Backed Securities ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. MBS Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,281.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.72
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2021, with the same investment held until April 30, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2022, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2021, with the same investment held until April 30, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2021	Ending value on 4-30-2022	Expenses paid during 4-30-2022[1]	Annualized expense ratio
Corporate Bond ETF
Actual expenses/actual returns	$1,000.00	$870.40	$1.34	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.45	0.29%
Mortgage-Backed Securities ETF
Actual expenses/actual returns	$1,000.00	$930.20	$1.87	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Preferred Income ETF
Actual expenses/actual returns[2]	$1,000.00	$949.50	$1.99	0.54%
Hypothetical example for comparison purposes	1,000.00	1,022.10	2.71	0.54%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[2]	The inception date for the fund is 12-14-21. Actual Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 138/ 365 (to reflect the period).
10	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL

Funds’ investments
CORPORATE BOND ETF

As of 4-30-22
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 98.8%				$18,311,857
(Cost $20,878,304)
Communication services 11.4%				2,106,785
Diversified telecommunication services 4.0%
AT&T, Inc.	3.100	02-01-43	223,000	172,550
AT&T, Inc.	3.500	06-01-41	128,000	106,370
Level 3 Financing, Inc. (A)	3.400	03-01-27	213,000	191,700
Verizon Communications, Inc.	2.650	11-20-40	351,000	265,570
Entertainment 1.6%
Magallanes, Inc. (A)	4.279	03-15-32	100,000	92,889
The Walt Disney Company	1.750	01-13-26	213,000	199,677
Media 3.8%
Charter Communications Operating LLC	3.500	06-01-41	446,000	325,913
Comcast Corp.	3.750	04-01-40	425,000	381,802
Wireless telecommunication services 2.0%
T-Mobile USA, Inc.	2.550	02-15-31	436,000	370,314
Consumer discretionary 8.7%				1,617,610
Automobiles 2.6%
General Motors Financial Company, Inc.	2.700	08-20-27	308,000	277,692
Hyundai Capital America (A)	0.800	01-08-24	213,000	202,934
Hotels, restaurants and leisure 4.3%
Booking Holdings, Inc.	3.650	03-15-25	234,000	234,422
Expedia Group, Inc.	3.250	02-15-30	319,000	284,558
Marriott International, Inc.	4.625	06-15-30	276,000	272,145
Internet and direct marketing retail 1.8%
Amazon.com, Inc.	2.500	06-03-50	468,000	345,859
Consumer staples 2.2%				415,705
Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	213,000	200,572
Food products 1.1%
Kraft Heinz Foods Company	3.875	05-15-27	220,000	215,133
Energy 11.1%				2,058,408
Oil, gas and consumable fuels 11.1%
Aker BP ASA (A)	3.750	01-15-30	319,000	297,577
Cenovus Energy, Inc.	5.400	06-15-47	213,000	215,994
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	298,000	295,765
Energy Transfer LP	5.250	04-15-29	213,000	216,351
Kinder Morgan, Inc.	3.600	02-15-51	213,000	163,357
MPLX LP	4.500	04-15-38	213,000	195,645
Sabine Pass Liquefaction LLC	5.750	05-15-24	287,000	296,953
Targa Resources Partners LP	4.875	02-01-31	200,000	192,250
The Williams Companies, Inc.	2.600	03-15-31	213,000	184,516
Financials 30.9%				5,726,739
Banks 19.7%
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	521,000	449,843
Bank of America Corp.	3.248	10-21-27	133,000	126,551
Barclays PLC	4.375	01-12-26	425,000	423,520
Citigroup, Inc. (2.976% to 11-5-29, then SOFR + 1.422%)	2.976	11-05-30	425,000	379,586
Citizens Financial Group, Inc.	3.250	04-30-30	425,000	388,557
Credit Agricole SA (A)	3.250	01-14-30	266,000	234,688
JPMorgan Chase & Co. (2.739% to 10-15-29, then SOFR + 1.510%)	2.739	10-15-30	468,000	415,698
Lloyds Banking Group PLC	4.450	05-08-25	425,000	429,315
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Santander Holdings USA, Inc.	4.400	07-13-27	425,000	$419,202
Wells Fargo & Company (2.879% to 10-30-29, then SOFR + 1.432%)	2.879	10-30-30	425,000	380,949
Capital markets 8.0%
Ares Capital Corp.	3.875	01-15-26	213,000	204,487
Blackstone Private Credit Fund (A)	2.350	11-22-24	228,000	215,146
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	213,000	188,347
Morgan Stanley	3.875	04-29-24	499,000	502,361
The Goldman Sachs Group, Inc. (1.431% to 3-9-26, then SOFR + 0.798%)	1.431	03-09-27	425,000	379,384
Diversified financial services 1.1%
Jefferies Group LLC	4.150	01-23-30	213,000	201,631
Insurance 2.1%
Prudential Financial, Inc. (3.700% to 7-1-30, then 5 Year CMT + 3.035%)	3.700	10-01-50	213,000	186,539
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	213,000	200,935
Health care 7.1%				1,308,736
Biotechnology 0.9%
AbbVie, Inc.	4.250	11-21-49	186,000	170,350
Health care providers and services 3.9%
AmerisourceBergen Corp.	3.450	12-15-27	213,000	206,822
CVS Health Corp.	4.300	03-25-28	129,000	129,572
HCA, Inc.	4.125	06-15-29	213,000	203,790
Universal Health Services, Inc. (A)	2.650	10-15-30	213,000	179,068
Pharmaceuticals 2.3%
Eli Lilly & Company	2.250	05-15-50	105,000	75,184
Royalty Pharma PLC	1.750	09-02-27	213,000	186,439
Viatris, Inc.	4.000	06-22-50	213,000	157,511
Industrials 3.9%				729,433
Aerospace and defense 0.9%
The Boeing Company	3.750	02-01-50	223,000	170,676
Airlines 1.1%
Delta Air Lines, Inc. (A)	4.750	10-20-28	213,000	210,516
Trading companies and distributors 1.9%
AerCap Ireland Capital DAC	3.650	07-21-27	159,000	149,008
Air Lease Corp.	2.875	01-15-26	213,000	199,233
Information technology 11.3%				2,088,461
Communications equipment 0.6%
Motorola Solutions, Inc.	2.300	11-15-30	133,000	108,828
IT services 0.9%
Visa, Inc.	2.700	04-15-40	213,000	173,818
Semiconductors and semiconductor equipment 3.9%
Broadcom Corp.	3.625	01-15-24	207,000	208,077
Micron Technology, Inc.	4.185	02-15-27	213,000	211,436
NVIDIA Corp.	2.850	04-01-30	319,000	297,021
Software 3.2%
Microsoft Corp.	2.525	06-01-50	457,000	342,653
Oracle Corp.	2.300	03-25-28	117,000	101,902
Oracle Corp.	3.950	03-25-51	202,000	153,435
Technology hardware, storage and peripherals 2.7%
Apple, Inc.	2.700	08-05-51	425,000	325,796
Dell International LLC (A)	3.450	12-15-51	159,000	112,118
Dell International LLC	8.350	07-15-46	40,000	53,377
12	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials 3.2%				$595,259
Chemicals 1.0%
Braskem Netherlands Finance BV (A)	4.500	01-31-30	200,000	180,268
Construction materials 1.1%
Vulcan Materials Company	3.500	06-01-30	213,000	202,085
Metals and mining 1.1%
Freeport-McMoRan, Inc.	5.450	03-15-43	213,000	212,906
Real estate 3.7%				684,795
Equity real estate investment trusts 3.7%
Equinix, Inc.	1.550	03-15-28	213,000	181,492
GLP Capital LP	5.375	04-15-26	213,000	217,291
Host Hotels & Resorts LP	3.375	12-15-29	319,000	286,012
Utilities 5.3%				979,926
Electric utilities 4.1%
NextEra Energy Capital Holdings, Inc.	2.750	11-01-29	266,000	237,735
NRG Energy, Inc. (A)	4.450	06-15-29	287,000	274,969
Vistra Operations Company LLC (A)	4.300	07-15-29	266,000	247,040
Multi-utilities 1.2%
CenterPoint Energy Resources Corp.	1.750	10-01-30	266,000	220,182

	Yield (%)	Shares	Value
Short-term investments 0.4%			$76,239
(Cost $76,239)
Short-term funds 0.4%			76,239
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2918(B)	76,239	76,239

Total investments (Cost $20,954,543) 99.2%	$18,388,096
Other assets and liabilities, net 0.8%	152,305
Total net assets 100.0%	$18,540,401

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,639,848 or 14.2% of the fund’s net assets as of 4-30-22.
(B)	The rate shown is the annualized seven-day yield as of 4-30-22.
MORTGAGE-BACKED SECURITIES ETF

As of 4-30-22
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 48.9%				$12,230,438
(Cost $13,439,893)
U.S. Government Agency 48.9%				12,230,438
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.500	09-01-51	190,469	174,883
30 Yr Pass Thru	2.500	01-01-52	281,290	258,273
30 Yr Pass Thru	3.000	05-01-51	301,701	287,402
30 Yr Pass Thru	3.000	06-01-51	260,085	246,499
30 Yr Pass Thru	3.000	02-01-52	313,711	296,368
30 Yr Pass Thru	3.500	09-01-47	402,096	392,879
30 Yr Pass Thru	4.000	04-01-47	134,519	135,556
Federal National Mortgage Association
30 Yr Pass Thru	2.000	07-01-51	306,942	271,977
30 Yr Pass Thru	2.000	08-01-51	572,876	508,155
30 Yr Pass Thru	2.000	08-01-51	414,638	367,016
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	2.000	09-01-51	597,716	$528,880
30 Yr Pass Thru	2.500	04-01-51	273,794	250,855
30 Yr Pass Thru	2.500	07-01-51	325,227	298,995
30 Yr Pass Thru	2.500	08-01-51	564,392	517,370
30 Yr Pass Thru	2.500	08-01-51	603,973	554,407
30 Yr Pass Thru	2.500	08-01-51	331,037	303,741
30 Yr Pass Thru	2.500	08-01-51	473,211	434,636
30 Yr Pass Thru	2.500	09-01-51	470,187	431,272
30 Yr Pass Thru	2.500	12-01-51	282,995	259,374
30 Yr Pass Thru	2.500	01-01-52	283,014	259,059
30 Yr Pass Thru	2.500	03-01-52	591,011	542,095
30 Yr Pass Thru	3.000	11-01-46	401,571	385,174
30 Yr Pass Thru	3.000	11-01-46	231,906	222,437
30 Yr Pass Thru	3.000	04-01-47	245,315	235,222
30 Yr Pass Thru	3.000	05-01-50	254,330	242,535
30 Yr Pass Thru	3.000	11-01-50	296,699	283,681
30 Yr Pass Thru	3.000	07-01-51	252,894	239,762
30 Yr Pass Thru	3.000	08-01-51	532,285	504,272
30 Yr Pass Thru	3.000	02-01-52	313,129	295,818
30 Yr Pass Thru	3.500	12-01-46	185,461	182,977
30 Yr Pass Thru	3.500	02-01-47	217,735	214,275
30 Yr Pass Thru	3.500	02-01-48	286,837	282,100
30 Yr Pass Thru	3.500	11-01-48	247,266	242,370
30 Yr Pass Thru	3.500	04-01-50	248,060	242,897
30 Yr Pass Thru	3.500	04-01-51	242,641	237,496
30 Yr Pass Thru	3.500	03-01-52	154,749	151,190
30 Yr Pass Thru	4.000	04-01-47	133,794	134,826
30 Yr Pass Thru	4.000	07-01-47	133,891	134,220
30 Yr Pass Thru	4.000	03-01-48	150,373	151,204
30 Yr Pass Thru	4.000	06-01-49	128,228	129,056
30 Yr Pass Thru	4.000	06-01-49	118,396	119,031
30 Yr Pass Thru	4.000	06-01-49	138,918	140,249

30 Yr Pass Thru	4.000	04-01-50	138,883	139,954
Collateralized mortgage obligations 36.1%				$9,032,888
(Cost $9,642,274)
Commercial and residential 21.2%				5,309,200
Angel Oak Mortgage Trust LLC
Series 2020-3, Class A2 (A)(B)	2.410	04-25-65	141,478	138,611
Bellemeade Re, Ltd.
Series 2021-3A, Class M2 (1 month SOFR + 3.150%) (A)(C)	3.439	09-25-31	200,000	190,255
BRAVO Residential Funding Trust
Series 2021-NQM1, Class M1 (A)(B)	2.316	02-25-49	100,000	92,896
Bunker Hill Loan Depositary Trust
Series 2019-3, Class M1 (A)	3.269	11-25-59	100,000	98,565
BX Commercial Mortgage Trust
Series 2021-MC, Class E (1 month LIBOR + 2.100%) (A)(C)	2.654	04-15-34	100,000	96,836
Series 2021-VOLT, Class F (1 month LIBOR + 2.400%) (A)(C)	2.954	09-15-36	200,000	192,443
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (A)(C)	3.104	12-15-37	200,000	195,757
COLT Mortgage Loan Trust
Series 2021-1, Class A1 (A)(B)	0.910	06-25-66	230,578	205,855
Series 2021-4, Class A1 (A)(B)	1.397	10-25-66	185,711	165,983
Series 2021-4, Class B1 (A)(B)	3.764	10-25-66	200,000	171,484
Series 2021-HX1, Class B1 (A)(B)	3.110	10-25-66	100,000	86,022
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR21, Class A3	3.528	12-10-47	365,457	362,735
DBGS Mortgage Trust
Series 2018-BIOD, Class D (1 month LIBOR + 1.300%) (A)(C)	1.788	05-15-35	91,376	89,892
Eagle Re, Ltd.
14	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-2, Class M1B (1 month SOFR + 2.050%) (A)(C)	2.339	04-25-34	200,000	$196,715
FREMF Mortgage Trust
Series 2016-K56, Class B (A)(B)	4.077	06-25-49	200,000	197,282
Series 2018-K730, Class B (A)(B)	3.922	02-25-50	200,000	198,173
Imperial Fund Mortgage Trust
Series 2021-NQM2, Class M1 (A)(B)	2.489	09-25-56	200,000	172,114
KNDL Mortgage Trust
Series 2019-KNSQ, Class E (1 month LIBOR + 1.800%) (A)(C)	2.354	05-15-36	275,000	270,187
Life Mortgage Trust
Series 2021-BMR, Class F (1 month LIBOR + 2.350%) (A)(C)	2.904	03-15-38	201,509	193,448
MFA Trust
Series 2020-NQM3, Class M1 (A)(B)	2.654	01-26-65	100,000	95,629
New Residential Mortgage Loan Trust
Series 2019-4A, Class A1B (A)(B)	3.500	12-25-58	91,927	90,085
Oaktown Re VII, Ltd.
Series 2021-2, Class M1B (1 month SOFR + 2.900%) (A)(C)	3.189	04-25-34	200,000	188,687
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F (1 month LIBOR + 3.350%) (A)(C)	3.905	07-15-38	300,000	287,832
Ready Capital Mortgage Trust
Series 2019-5, Class E (A)(B)	5.500	02-25-52	250,000	234,413
Triangle Re, Ltd.
Series 2021-3, Class M1B (1 month SOFR + 2.900%) (A)(C)	3.189	02-25-34	200,000	192,314
TRK Trust
Series 2021-INV1, Class A1 (A)(B)	1.153	07-25-56	178,868	162,842
Verus Securitization Trust
Series 2019-4, Class A1 (A)	2.642	11-25-59	75,910	75,744
Series 2020-INV1, Class A2 (A)(B)	3.035	03-25-60	170,000	166,541
Series 2021-1, Class A2 (A)(B)	1.052	01-25-66	123,703	117,726
Series 2021-3, Class A1 (A)(B)	1.046	06-25-66	119,021	110,422
Series 2021-3, Class A3 (A)(B)	1.437	06-25-66	99,185	91,092
Series 2022-4, Class A1 (A)	4.474	04-25-67	100,000	100,127
Visio Trust
Series 2019-2, Class A1 (A)(B)	2.722	11-25-54	82,769	80,493
U.S. Government Agency 14.9%				3,723,688
Federal Home Loan Mortgage Corp.
Series 2016-SC01, Class M2 (B)	3.905	07-25-46	132,623	130,317
Series 2019-HQA2, Class B1 (1 month LIBOR + 4.100%) (A)(C)	4.768	04-25-49	200,000	202,289
Series 2021-HQA2, Class M2 (1 month SOFR + 2.050%) (A)(C)	2.339	12-25-33	300,000	290,631
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(C)	2.251	04-25-42	200,000	200,000
Series 5150, Class IS IO	1.500	08-25-51	1,741,000	220,449
Series K109, Class X1 IO	1.697	04-25-30	1,994,216	200,116
Series K116, Class X1 IO	1.530	07-25-30	2,742,507	252,383
Series X2FX, Class X1 IO	0.784	09-25-25	18,951,082	219,122
Federal National Mortgage Association
Series 2019-R01, Class 2B1 (1 month LIBOR + 4.350%) (A)(C)	5.018	07-25-31	200,000	202,393
Series 2021-R01, Class 1B1 (1 month SOFR + 3.100% (A)(C)	3.389	10-25-41	200,000	187,363
Government National Mortgage Association
Series 2014-103, Class DA (B)	3.250	09-16-54	107,288	105,933
Series 2014-135, Class IO	0.423	01-16-56	15,598,995	330,591
Series 2014-50, Class C	3.400	02-16-47	248,480	246,367
Series 2016-26, Class IO	0.689	02-16-58	6,296,443	196,748
Series 2017-159, Class IO	0.445	06-16-59	4,206,058	167,973
Series 2018-23, Class IO	0.578	11-16-59	2,376,825	115,568
Series 2021-153, Class IA IO	0.100	08-16-61	19,738,882	114,233
Series 2021-178, Class IA IO	0.100	10-16-61	39,630,245	229,641

Series 2021-62, Class IA IO	0.100	02-16-63	19,383,149	111,571
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	15

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 13.6%				$3,419,151
(Cost $3,645,512)
Asset backed securities 13.6%				3,419,151
AMSR Trust
Series 2020-SFR1, Class C (A)	2.419	04-17-37	150,000	140,190
Series 2020-SFR4, Class D (A)	2.006	11-17-37	314,000	282,600
Atrium XII
Series 12A, Class DR (3 month LIBOR + 2.800%) (A)(C)	3.936	04-22-27	250,000	242,790
Barings CLO, Ltd.
Series 2013-IA, Class DR (3 month LIBOR + 2.550%) (A)(C)	3.613	01-20-28	250,000	244,832
CLI Funding VIII LLC
Series 2021-1A, Class A (A)	1.640	02-18-46	154,621	139,181
Columbia Cent CLO XXVIII, Ltd.
Series 2018-28A, Class BR (3 month LIBOR + 2.150%) (A)(C)	2.465	11-07-30	350,000	337,990
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class D (A)	3.320	08-27-35	174,772	163,837
FirstKey Homes Trust
Series 2021-SFR2, Class E1 (A)	2.258	09-17-38	200,000	171,684
LCM XV LP
Series 15A, Class DR (3 month LIBOR + 3.700%) (A)(C)	4.763	07-20-30	250,000	245,526
Progress Residential Trust
Series 2020-SFR1, Class C (A)	2.183	04-17-37	300,000	279,867
Series 2021-SFR3, Class E2 (A)	2.688	05-17-26	100,000	88,642
Series 2021-SFR4, Class A (A)	1.558	05-17-38	200,000	181,446
Series 2021-SFR4, Class E1 (A)	2.409	05-17-38	150,000	134,312
Series 2021-SFR5, Class E2 (A)	2.359	07-17-38	225,000	198,214
Store Master Funding I-VII & XIV
Series 2019-1, Class A2 (A)	3.650	11-20-49	191,350	182,446
Taco Bell Funding LLC
Series 2021-1A, Class A2I (A)	1.946	08-25-51	199,500	177,452
TIF Funding II LLC
Series 2021-1A, Class A (A)	1.650	02-20-46	135,469	119,799
Tricon Residential Trust
Series 2021-SFR1, Class G (A)	4.133	07-17-38	100,000	88,343

	Yield (%)	Shares	Value
Short-term investments 1.5%			$386,124
(Cost $386,124)
Short-term funds 1.5%			386,124
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2918(D)	386,124	386,124

Total investments (Cost $27,113,803) 100.1%	$25,068,601
Other assets and liabilities, net (0.1%)	(23,285)
Total net assets 100.0%	$25,045,316

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $9,448,292 or 37.7% of the fund’s net assets as of 4-30-22.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	The rate shown is the annualized seven-day yield as of 4-30-22.
16	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

PREFERRED INCOME ETF

As of 4-30-22
	Shares	Value
Preferred securities 56.7%		$8,267,929
(Cost $8,853,870)
Communication services 4.9%		720,204
Diversified telecommunication services 1.2%
Qwest Corp., 6.750%	7,656	171,801
Media 0.3%
Paramount Global, 5.750%	1,250	53,688
Wireless telecommunication services 3.4%
Telephone & Data Systems, Inc., 6.000%	5,781	116,950
Telephone & Data Systems, Inc., 6.625%	5,547	131,242
U.S. Cellular Corp., 5.500%	2,891	58,051
U.S. Cellular Corp., 5.500%	2,969	59,796
U.S. Cellular Corp., 6.250%	5,938	128,676
Consumer discretionary 1.3%		192,031
Internet and direct marketing retail 1.3%
Qurate Retail, Inc., 8.000%	1,863	151,797
QVC, Inc., 6.250%	1,823	40,234
Energy 1.5%		211,423
Oil, gas and consumable fuels 1.5%
Enbridge, Inc. (6.375% to 4-15-23, then 3 month LIBOR + 3.593%)	4,453	111,325
NuStar Logistics LP (3 month LIBOR + 6.734%), 8.020% (A)	3,958	100,098
Financials 22.1%		3,222,502
Banks 11.8%
Bank of America Corp. (6.450% to 5-31-22, then 3 month LIBOR + 1.327%)	2,865	74,519
Bank of America Corp., 5.000%	8,500	179,690
Citigroup Capital XIII (3 month LIBOR + 6.370%), 7.656% (A)	8,229	223,088
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	6,745	176,045
Fifth Third Bancorp, 6.000%	4,896	124,603
First Republic Bank, 4.125%	4,500	79,110
First Republic Bank, 4.250%	4,500	80,370
Fulton Financial Corp., 5.125%	2,917	61,461
Pinnacle Financial Partners, Inc., 6.750%	3,724	95,297
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%)	4,010	99,448
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	2,865	71,940
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	6,849	179,786
Wells Fargo & Company, 4.750%	11,000	213,950
WesBanco, Inc. (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	2,344	63,311
Capital markets 3.8%
Brookfield Finance, Inc., 4.625%	2,604	49,346
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	4,896	127,443
Morgan Stanley (6.875% to 1-15-24, then 3 month LIBOR + 3.940%)	2,083	54,158
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	12,656	330,701
Consumer finance 0.9%
Navient Corp., 6.000%	6,250	128,500
Insurance 5.6%
American Equity Investment Life Holding Company (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	3,359	86,965
American Financial Group, Inc., 5.125%	3,125	69,156
American International Group, Inc., 5.850%	6,258	154,886
Athene Holding, Ltd., Series A (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	6,750	171,788
Brighthouse Financial, Inc., 6.600%	6,476	163,325
RenaissanceRe Holdings, Ltd., 4.200%	4,479	84,116
Unum Group, 6.250%	3,125	79,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	17

	Shares	Value
Health care 1.1%		$159,719
Health care equipment and supplies 1.1%
Becton, Dickinson and Company, 6.000%	3,125	159,719
Industrials 0.7%		101,124
Trading companies and distributors 0.7%
WESCO International, Inc. (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	3,542	101,124
Real estate 0.9%		132,700
Equity real estate investment trusts 0.9%
Pebblebrook Hotel Trust, 6.375%	4,160	92,560
Vornado Realty Trust, 5.400%	2,000	40,140
Utilities 24.2%		3,528,226
Electric utilities 6.7%
American Electric Power Company, Inc., 6.125%	2,969	166,264
Duke Energy Corp., 5.750%	5,130	133,585
NextEra Energy, Inc., 5.279%	8,300	389,353
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%)	1,615	37,856
The Southern Company, 6.750%	4,500	246,915
Gas utilities 3.9%
South Jersey Industries, Inc., 5.625%	4,000	70,000
South Jersey Industries, Inc., 8.750%	3,490	241,159
Spire, Inc., 7.500%	2,708	142,360
UGI Corp., 7.250%	1,302	114,954
Independent power and renewable electricity producers 1.8%
The AES Corp., 6.875%	3,125	270,625
Multi-utilities 11.8%
Algonquin Power & Utilities Corp. (6.200% to 7-1-24, then 3 month LIBOR + 4.010%)	7,292	186,675
Algonquin Power & Utilities Corp. (6.875% to 10-17-23, then 3 month LIBOR + 3.677%)	10,938	282,966
CMS Energy Corp., 5.625%	4,766	118,530
CMS Energy Corp., 5.875%	500	12,525
DTE Energy Company, 5.250%	5,130	119,170
DTE Energy Company, 6.250%	4,333	227,049
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	5,500	138,050
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	7,292	190,832
NiSource, Inc., 7.750%	2,344	266,583

Sempra Energy, 5.750%	7,214	172,775
Common stocks 3.1%		$442,668
(Cost $407,324)
Energy 1.9%		270,872
Oil, gas and consumable fuels 1.9%
BP PLC, ADR	3,672	105,460
Equitrans Midstream Corp.	5,479	43,065
The Williams Companies, Inc.	3,568	122,347
Utilities 1.2%		171,796
Multi-utilities 1.2%
Algonquin Power & Utilities Corp.	3,646	171,796

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 36.1%				$5,272,116
(Cost $5,724,255)
Communication services 2.4%				356,668
Media 1.1%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999%)	6.375	03-30-62	175,000	169,604
18	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services 1.3%
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (B)	6.875	07-19-27	200,000	$187,064
Consumer discretionary 1.7%				252,630
Automobiles 1.7%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)	5.700	09-30-30	68,000	66,385
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)	6.500	09-30-28	193,000	186,245
Energy 4.4%				638,062
Oil, gas and consumable fuels 4.4%
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (B)	7.375	12-15-22	208,000	197,600
Energy Transfer LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (B)	6.625	02-15-28	365,000	315,725
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (B)	6.875	02-15-23	78,000	76,362
TransCanada Trust (5.600% to 12-7-31, then 5 Year CMT + 3.986%)	5.600	03-07-82	50,000	48,375
Financials 23.4%				3,409,355
Banks 15.6%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (B)	5.875	03-15-28	156,000	149,339
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)	6.125	04-27-27	200,000	200,000
Bank of America Corp. (6.500% to 10-23-24, then 3 month LIBOR + 4.174%) (B)	6.500	10-23-24	23,000	23,446
Barclays PLC (8.000% to 6-15-24, then 5 Year CMT + 5.672%) (B)	8.000	06-15-24	208,000	214,370
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (B)	6.375	04-06-24	161,000	155,768
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (B)	5.625	07-01-25	103,000	104,803
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (B)	5.625	07-15-30	47,000	46,858
JPMorgan Chase & Co. (3 month LIBOR + 3.320%) (A)(B)	4.287	07-01-22	104,000	102,570
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (B)	4.600	02-01-25	177,000	163,601
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	130,000	132,286
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)	7.500	06-27-24	208,000	212,160
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (B)	3.500	09-01-26	182,000	152,882
SVB Financial Group (4.100% to 2-15-31, then 10 Year CMT + 3.064%) (B)	4.100	02-15-31	115,000	93,150
SVB Financial Group (4.700% to 11-15-31, then 10 Year CMT + 3.064%) (B)	4.700	11-15-31	94,000	76,905
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (B)	3.400	09-15-26	78,000	67,080
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)	6.000	05-15-27	200,000	199,500
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (B)	3.700	01-15-27	156,000	133,266
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (B)	5.900	06-15-24	47,000	46,001
Capital markets 2.5%
The Bank of New York Mellon Corp. (3.750% to 12-20-26, then 5 Year CMT + 2.630%) (B)	3.750	12-20-26	68,000	60,520
The Charles Schwab Corp. (4.000% to 6-1-26, then 5 Year CMT + 3.168%) (B)	4.000	06-01-26	104,000	94,302
The Charles Schwab Corp. (4.000% to 12-1-30, then 10 Year CMT + 3.079%) (B)	4.000	12-01-30	78,000	66,114
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (B)	5.000	06-01-27	62,000	59,735
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (B)	5.375	06-01-25	83,000	83,628
Consumer finance 1.4%
American Express Company (3.550% to 9-15-26, then 5 Year CMT + 2.854%) (B)	3.550	09-15-26	130,000	111,976
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (B)	6.125	06-23-25	94,000	95,645
Diversified financial services 0.6%
Enstar Finance LLC (5.750% to 9-1-25, then 5 Year CMT + 5.468%)	5.750	09-01-40	83,000	81,640
Insurance 3.3%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (B)	6.000	06-01-25	77,000	78,733
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (B)	5.875	03-15-28	104,000	102,842
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (B)(C)	6.500	11-13-26	156,000	136,890
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(C)	7.000	05-13-25	182,000	163,345
Utilities 4.2%				615,401
Electric utilities 2.0%
Edison International (5.000% to 12-15-26, then 5 Year CMT + 3.901%) (B)	5.000	12-15-26	68,000	61,548
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (B)	5.375	03-15-26	125,000	115,291
NextEra Energy Capital Holdings, Inc. (5.650% to 5-1-29, then 3 month LIBOR + 3.156%)	5.650	05-01-79	70,000	68,816
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	19

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
The Southern Company (3.750% to 6-15-26, then 5 Year CMT + 2.915%)	3.750	09-15-51	52,000	$46,800
Independent power and renewable electricity producers 1.2%
Vistra Corp. (7.000% to 12-15-26, then 5 Year CMT + 5.740%) (B)(C)	7.000	12-15-26	68,000	66,130
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (B)(C)	8.000	10-15-26	105,000	105,656
Multi-utilities 1.0%
Dominion Energy, Inc. (4.350% to 1-15-27, then 5 Year CMT + 3.195%) (B)	4.350	01-15-27	52,000	47,492

Dominion Energy, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%)	5.750	10-01-54	104,000	103,668
Capital preferred securities 0.8%				$113,500
(Cost $121,250)
Financials 0.8%				113,500
Insurance 0.8%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (C)	7.875	12-15-37	100,000	113,500
Total investments (Cost $15,106,699) 96.7%				$14,096,213
Other assets and liabilities, net 3.3%				478,940
Total net assets 100.0%				$14,575,153

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	12	Short	Jun 2022	$(1,516,853)	$(1,429,875)	$86,978
						$86,978
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-22

	Corporate Bond ETF	Mortgage-Backed Securities ETF	Preferred Income ETF
Assets
Unaffiliated investments, at value	$18,388,096	$25,068,601	$14,096,213
Receivable for futures variation margin	—	—	2,438
Cash	—	—	357,193
Collateral held at broker for futures contracts	—	—	30,000
Dividends and interest receivable	188,006	88,823	77,255
Receivable for investments sold	—	—	17,450
Receivable from affiliates	15,312	—	10,746
Other assets	9,277	16,506	27,252
Total assets	18,600,691	25,173,930	14,618,547
Liabilities
Payable for investments purchased	30	75,463	—
Payable to affiliates
Investment management fees	—	708	—
Accounting and legal services fees	935	1,276	800
Transfer agent fees	6,667	3,750	833
Other liabilities and accrued expenses	52,658	47,417	41,761
Total liabilities	60,290	128,614	43,394
Net assets	$18,540,401	$25,045,316	$14,575,153
Net assets consist of
Paid-in capital	$21,203,753	$27,183,524	$15,629,859
Total distributable earnings (loss)	(2,663,352)	(2,138,208)	(1,054,706)
Net assets	$18,540,401	$25,045,316	$14,575,153
Unaffiliated investments, at cost	$20,954,543	$27,113,803	$15,106,699
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$18,540,401	$25,045,316	$14,575,153
Shares outstanding	850,000	1,100,000	625,000
Net asset value per share	$21.81	$22.77	$23.32
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK FIXED INCOME ETFS	21

STATEMENTS OF OPERATIONS For the year ended 4-30-22

	Corporate Bond ETF	Mortgage-Backed Securities ETF[1]	Preferred Income ETF[2]
Investment income
Interest	$542,517	$384,673	$92,687
Dividends from unaffiliated investments	—	—	201,935
Less foreign taxes withheld	—	—	(449)
Total investment income	542,517	384,673	294,173
Expenses
Investment management fees	48,571	50,070	27,778
Accounting and legal services fees	2,876	2,318	896
Transfer agent fees	7,083	3,750	833
Trustees’ fees	297	110	60
Custodian fees	29,590	21,633	7,891
Printing and postage	15,854	10,259	4,707
Professional fees	66,458	44,342	37,304
Stock exchange listing fees	13,091	7,496	1,300
Other	5,557	4,102	1,868
Total expenses	189,377	144,080	82,637
Less expense reductions	(130,515)	(86,648)	(52,025)
Net expenses	58,862	57,432	30,612
Net investment income	483,655	327,241	263,561
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	51,177	(71,609)	(181,440)
Futures contracts	—	—	49,830
	51,177	(71,609)	(131,610)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(2,747,007)	(2,045,202)	(1,010,486)
Futures	—	—	86,978
	(2,747,007)	(2,045,202)	(923,508)
Net realized and unrealized loss	(2,695,830)	(2,116,811)	(1,055,118)
Decrease in net assets from operations	$(2,212,175)	$(1,789,570)	$(791,557)

[1]	Period from 8-18-21 (commencement of operations) to 4-30-22.
[2]	Period from 12-14-21 (commencement of operations) to 4-30-22.
22	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Corporate Bond ETF		Mortgage-Backed Securities ETF	Preferred Income ETF
	Year ended 4-30-22	Period ended 4-30-21[1]	Period ended 4-30-22[2]	Period ended 4-30-22[3]
Increase (decrease) in net assets
From operations
Net investment income	$483,655	$39,016	$327,241	$263,561
Net realized gain (loss)	51,177	—	(71,609)	(131,610)
Change in net unrealized appreciation (depreciation)	(2,747,007)	180,560	(2,045,202)	(923,508)
Increase (decrease) in net assets resulting from operations	(2,212,175)	219,576	(1,789,570)	(791,557)
Distributions to shareholders
From earnings	(640,804)	(33,288)	(351,819)	(265,880)
From fund share transactions
Shares issued	1,207,092	20,000,000	27,186,705	15,632,590
Total increase (decrease)	(1,645,887)	20,186,288	25,045,316	14,575,153
Net assets
Beginning of year	20,186,288	—	—	—
End of year	$18,540,401	$20,186,288	$25,045,316	$14,575,153
Share activity
Shares outstanding
Beginning of year	800,000	—	—	—
Shares issued	50,000	800,000	1,100,000	625,000
End of year	850,000	800,000	1,100,000	625,000

[1]	Period from 3-30-21 (commencement of operations) to 4-30-21.
[2]	Period from 8-18-21 (commencement of operations) to 4-30-22.
[3]	Period from 12-14-21 (commencement of operations) to 4-30-22.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK FIXED INCOME ETFS	23

Financial Highlights
CORPORATE BOND ETF

Period ended	4-30-22	4-30-21[1]
Per share operating performance
Net asset value, beginning of period	$25.23	$25.00
Net investment income[2]	0.60	0.05
Net realized and unrealized gain (loss) on investments	(3.23)	0.22
Total from investment operations	(2.63)	0.27
Less distributions
From net investment income	(0.79)	(0.04)
Net asset value, end of period	$21.81	$25.23
Total return (%)[3]	(10.77)	1.10[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.72[5]
Expenses including reductions	0.29	0.29[5]
Net investment income	2.39	2.27[6]
Portfolio turnover (%)	36	0[7]

[1]	Period from 3-30-21 (commencement of operations) to 4-30-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover for the period is 0% due to no sales activity.
MORTGAGE-BACKED SECURITIES ETF

Period ended	4-30-22[1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.38
Net realized and unrealized gain (loss) on investments	(2.22)
Total from investment operations	(1.84)
Less distributions
From net investment income	(0.39)
Net asset value, end of period	$22.77
Total return (%)[3]	(7.43)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93[5]
Expenses including reductions	0.39[5]
Net investment income	2.20[6]
Portfolio turnover (%)	33

[1]	Period from 8-18-21 (commencement of operations) to 4-30-22.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
24	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

PREFERRED INCOME ETF

Period ended	4-30-22[1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.43
Net realized and unrealized gain (loss) on investments	(1.68)
Total from investment operations	(1.25)
Less distributions
From net investment income	(0.43)
Net asset value, end of period	$23.32
Total return (%)[3]	(5.05)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15[5]
Expenses including reductions	0.54[5]
Net investment income	4.57[6]
Portfolio turnover (%)	15

[1]	Period from 12-14-21 (commencement of operations) to 4-30-22.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK FIXED INCOME ETFS	25

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, three of which are presented in this report (the funds).
The investment objective of Corporate Bond ETF is to seek a high level of current income consistent with prudent investment risk.
The investment objective of Mortgage-Backed Securities ETF is to seek a high level of current income while seeking to outperform the benchmark over a market cycle.
The investment objective of Preferred Income ETF is to seek a high level of current income, consistent with preservation of capital.
Mortgage-Backed Securities ETF commenced operations on August 18, 2021.
Preferred Income ETF commenced operations on December 14, 2021.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds’ Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds’ investments as of April 30, 2022, by major security category or type:
	Total value at 4-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate Bond ETF
Investments in securities:
Assets
Corporate bonds	$18,311,857	—	$18,311,857	—
Short-term investments	76,239	$76,239	—	—
Total investments in securities	$18,388,096	$76,239	$18,311,857	—

Mortgage-Backed Securities ETF
Investments in securities:
Assets
U.S. Government and Agency obligations	$12,230,438	—	$12,230,438	—
26	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

	Total value at 4-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mortgage-Backed Securities ETF (continued)
Collateralized mortgage obligations	$9,032,888	—	$9,032,888	—
Asset backed securities	3,419,151	—	3,419,151	—
Short-term investments	386,124	$386,124	—	—
Total investments in securities	$25,068,601	$386,124	$24,682,477	—

Preferred Income ETF
Investments in securities:
Assets
Preferred securities
Communication services	$720,204	$720,204	—	—
Consumer discretionary	192,031	192,031	—	—
Energy	211,423	211,423	—	—
Financials	3,222,502	3,222,502	—	—
Health care	159,719	159,719	—	—
Industrials	101,124	101,124	—	—
Real estate	132,700	132,700	—	—
Utilities	3,528,226	3,390,176	$138,050	—
Common stocks	442,668	442,668	—	—
Corporate bonds	5,272,116	—	5,272,116	—
Capital preferred securities	113,500	—	113,500	—
Total investments in securities	$14,096,213	$8,572,547	$5,523,666	—
Derivatives:
Assets
Futures	$86,978	$86,978	—	—
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the funds may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the funds may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The funds may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the funds having to reinvest the proceeds in lower yielding securities, effectively reducing the funds’ income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the funds’ cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The funds are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	27

Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a fund could borrow up to an aggregate commitment amount of $850 million.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the period ended April 30, 2022, the funds had no borrowings under the line of credit.
Commitment fees for the period ended April 30, 2022 were as follows:
Fund	Commitment fee
Corporate Bond ETF	$2,824
Mortgage-Backed Securities ETF	2,807
Preferred Income ETF	831
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2022, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2022:
	No Expiration Date
Fund	Short Term	Long Term
Mortgage-Backed Securities ETF	$152,706	—
Preferred Income ETF	43,576	—
As of April 30, 2022, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2022, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Corporate Bond ETF	$21,060,609	—	$(2,672,513)	$(2,672,513)
Mortgage-Backed Securities ETF	27,126,218	$3,380	(2,060,997)	(2,057,617)
Preferred Income ETF	15,211,272	246,075	(1,274,156)	(1,028,081)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the period ended April 30, 2022 was as follows:
Fund	Ordinary Income
Corporate Bond ETF	$640,804
Mortgage-Backed Securities ETF	351,819
Preferred Income ETF	265,880
The tax character of distributions for the period ended April 30, 2021 was as follows:
Fund	Ordinary Income
Corporate Bond ETF	$33,288
As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:
28	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

Fund	Undistributed Ordinary Income
Corporate Bond ETF	$9,161
Mortgage-Backed Securities ETF	72,115
Preferred Income ETF	16,951
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the period ended April 30, 2022. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
Preferred Income ETF	The fund used futures contracts to manage against changes in interest rate.	Up to $1.5 million, as measured during the period
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the funds at April 30, 2022 by risk category:
Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Preferred Income ETF	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$86,978	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Funds’ investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	29

Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended April 30, 2022:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Preferred Income ETF	Interest rate	$49,830
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended April 30, 2022:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts
Preferred Income ETF	Interest rate	$86,978
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.The funds have an investment management agreement with the Advisor under which Corporate Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF pay a monthly management fee to the Advisor equivalent on an annual basis to 0.24%, 0.34% and 0.49%, respectively, of average daily net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The funds are not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the period ended April 30, 2022, this waiver amounted to 0.01% of the funds’ average daily net assets, on an annualized basis. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make a payment to Corporate Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF in an amount equal to the amount by which expenses of the funds exceed 0.29%, 0.39% and 0.54%, respectively, of average daily net assets. Expenses means all the expenses of the funds, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. This agreement expires on August 31, 2023 for Preferred Income ETF, and on August 31, 2022 for Corporate Bond ETF and Mortgage-Backed Securities ETF, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the period ended April 30, 2022.
Fund	Expense reimbursement
Corporate Bond ETF	$130,515
Mortgage-Backed Securities ETF	86,648
Fund	Expense reimbursement
Preferred Income ETF	$52,025

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended April 30, 2022, were equivalent to a net annual effective rate of the funds’ average daily net assets:
Fund	Net Annual Effective Rate
Corporate Bond ETF	0.00%
Mortgage-Backed Securities ETF	0.00%
Fund	Net Annual Effective Rate
Preferred Income ETF	0.00%

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Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the period ended April 30, 2022, amounted to an annual rate of 0.01% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
The funds will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. The funds issue and redeem shares at NAV in creation units of 50,000, 25,000 and 25,000 shares for Corporate Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF, respectively.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities and/or cash in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities and/or cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the period ended April 30, 2022, such variable charges were $27,160 and $46 for Mortgage-Backed Securities ETF and Preferred Income ETF, respectively. These charges are included in shares sold or repurchased on the Statements of Changes in Net Assets.
Affiliates of Corporate Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF owned 85%, 67% and 94%, respectively, of shares of the fund on April 30, 2022. Such concentration of shareholders’ capital could have a material effect on a fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the period ended April 30, 2022:
	Purchases		Sales
Fund	In-kind transactions	Non in-kind transactions	In-kind transactions	Non in-kind transactions
Corporate Bond ETF	—	$8,399,597	—	$7,183,792
Mortgage-Backed Securities ETF	—	33,995,470	—	6,933,611
Preferred Income ETF	$598,233	17,007,141	—	2,299,067
Note 8—Industry or sector risk
The funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
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The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Corporate Bond ETF, Mortgage-Backed Securities ETF, and Preferred Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of each of the funds listed in the table below (three of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual fund comprising the John Hancock Exchange-Traded Fund Trust	Statement of operations	Statements of changes in net assets	Financial Highlights
Corporate Bond ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period March 30, 2021 (commencement of operations) through April 30, 2021	For the year ended April 30, 2022 and for the period March 30, 2021 (commencement of operations) through April 30, 2021
Mortgage-Backed Securities ETF	For the period August 18, 2021 (commencement of operations) through April 30, 2022	For the period August 18, 2021 (commencement of operations) through April 30, 2022	For the period August 18, 2021 (commencement of operations) through April 30, 2022
Preferred Income ETF	For the period December 14, 2021 (commencement of operations) through April 30, 2022	For the period December 14, 2021 (commencement of operations) through April 30, 2022	For the period December 14, 2021 (commencement of operations) through April 30, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts June 7, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2022.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At a videoconference1 December 7-9, 2021, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Preferred Income ETF (the New Fund). The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.
This section describes the evaluation by the Board of:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a group of comparable exchange-traded funds, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including other exchange-traded funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the December meeting and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and/or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at the September 21-23, 2021 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust, and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which has been extended indefinitely until such time as public notice may be issued sunsetting the order, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s December 7-9, 2021 meeting was held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes. The Board also considered the investment performance of other Funds managed by the Advisor. The Board also considered the experience of the portfolio management team that would be responsible for managing the New Fund’s assets, as well as the composite performance of preferred strategies managed by the Subadvisor with respect to certain other Funds.
Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated total net expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board noted that the New Fund’s anticipated net expense ratio would be lower than the median net expense ratio of competing active exchange-traded funds.
The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the New Fund for a specified period. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall Out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)noted that because the New Fund was not yet in existence, no actual revenue, cost or profitability data was available for the Board to review, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(b)reviewed and considered information presented by the Advisor regarding the advisory fees and advisory spreads prior to distribution, operations and overhead for the New Fund;
(c)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(d)noted that the subadvisory fee for the New Fund will be paid by Advisor;
(e)noted that the New Fund’s Subadvisor is an affiliate of the Advisor;
(f)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(g)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)took into account management’s discussion of the New Fund’s advisory fee structure; and
(c)the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex); and
(b)the proposed subadvisory fee for the New Fund, including any breakpoints.
Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. In this regard, the Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board also considered the Subadvisor’s risk assessment and monitoring processes. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed  to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board also considered the experience of the portfolio management team that would be responsible for managing the New Fund’s assets.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategy and processes. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(3)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
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Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Corporate Bond ETF, John Hancock Mortgage-Backed Securities ETF, and John Hancock Preferred Income ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	39

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2015	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2015	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2015	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2015	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2015	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
40	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	41

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
42	JOHN HANCOCK FIXED INCOME ETFS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
The Investment Team at Manulife IM (US)
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
ANNUAL REPORT | JOHN HANCOCK FIXED INCOME ETFS	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fixed Income ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETF2A 4/2022
6/2022

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

These fees represent aggregate fees billed for the last two fiscal years (the "Reporting Periods") for professional services rendered by the principal accountant for the audits of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

2022: $358,678

2021: $236,322

(b) AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item. The nature of the services provided was related to a software licensing fee and internal control reviews.

2022: $3,613

2021: $75

(c) TAX FEES:

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements.

2022: $35,766

2021: $16,000

(d) ALL OTHER FEES:

These fees represent other fees for John Hancock Exchange-Traded Fund Trust billed to the registrant or to control affiliates. The nature of the services comprising all other fees is advisory services provided to the investment manager.

2022: $5,293

2021: $1,424

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre- approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)According to the registrant's principal accountant, for the fiscal period ended April 30, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,174,814 for the fiscal year ended April 30, 2022 and $1,368,541 for the fiscal year ended April 30, 2021.

(h)The Registrant's audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant's investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Included with Item 1.

(b)Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

/s/ Andrew Arnot

_______________________

Andrew Arnott

President

Date: June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnot

_______________________

Andrew Arnott

President

Date: June 7, 2022

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: June 7, 2022